UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-06161

Allianz Funds

(Exact name of registrant as specified in charter)

1633 Broadway, New York, New York	10019
(Address of principal executive offices)	(Zip code)

Lawrence G. Altadonna

1633 Broadway,

New York, New York 10019

(Name and address of agent for service)

Registrant’s telephone number, including area code: 212-739-3371

Date of fiscal year end: June 30, 2015

Date of reporting period: December 31, 2014

ITEM 1. REPORT TO SHAREHOLDERS

Allianz Funds

SHARE CLASSES A, B, C, D, R, P, INSTITUTIONAL, ADMINISTRATIVE, R6

Semiannual Report

December 31, 2014

AllianzGI Emerging Markets Opportunities Fund

AllianzGI Focused Growth Fund

AllianzGI Global Natural Resources Fund

AllianzGI Global Small-Cap Fund

AllianzGI Health Sciences Fund (formerly AllianzGI Wellness Fund)

AllianzGI Income & Growth Fund

AllianzGI International Managed Volatility Fund

AllianzGI Mid-Cap Fund

AllianzGI NFJ All-Cap Value Fund

AllianzGI NFJ Dividend Value Fund

AllianzGI NFJ International Value Fund

AllianzGI NFJ Large-Cap Value Fund

AllianzGI NFJ Mid-Cap Value Fund

AllianzGI NFJ Small-Cap Value Fund

AllianzGI Opportunity Fund

AllianzGI Small-Cap Blend Fund

AllianzGI Technology Fund

AllianzGI U.S. Managed Volatility Fund

This material is authorized for use only when preceded or accompanied by the current Allianz Funds prospectus. Investors should consider the investment objectives, risks, charges and expenses of each Fund carefully before investing. This and other information is contained in the Funds’ prospectus or summary prospectus. Please read the prospectus carefully before you invest or send money.

Receive this report electronically and eliminate paper mailings.

To enroll, go to http://us.allianzgi.com/edelivery.

Table of Contents

2–3	Letter from the President
4–51	Fund Summaries
52–54	Important Information
55–57	Benchmark Descriptions
58–87	Schedules of Investments
88–95	Statements of Assets and Liabilities
96–99	Statements of Operations
100–107	Statements of Changes in Net Assets
108–171	Financial Highlights
172–204	Notes to Financial Statements
205	Shareholder Meeting Results/Changes to Board of Trustees
206	Privacy Policy
207–213	Matters Relating to the Trustees’ Consideration of the Investment and Portfolio Management Agreements

A Word About Risk: A fund may be subject to various risks as described in its prospectus. Some of those risks may include, but are not limited to, the following: derivatives risk, smaller company risk, non-US investment risk, focused investment risk and specific sector investment risks. Use of derivative instruments may involve certain costs and risks such as liquidity risk, interest rate risk, market risk, credit and counterparty risk, management risk and the risk that a fund is unable to close out a position when it is most advantageous to do so. Portfolios investing in derivatives could lose more than the principal amount invested in those instruments. Investing in foreign securities may entail risk due to foreign economic and political developments; this risk may be enhanced when investing in emerging markets. Smaller companies may be more volatile than larger companies and may entail more risk. Concentrating investments in individual sectors may add additional risk and additional volatility compared to a diversified equity portfolio. The principal values of the Funds are not guaranteed at any time. Please refer to the applicable Fund’s current prospectus for complete details.

Letter from the President

Julian Sluyters

President & CEO

Dear Shareholder:

After a weak start to the year, the US economy expanded during the fiscal six-month reporting period ended December 31, 2014. In contrast, growth in many other developed countries moderated or fell back into recession. Against this backdrop, demand for US equities was generally strong, whereas international equities produced weak results.

The Six-Month Fiscal Period in Review

For the six-month period ended December 31, 2014, US stocks rose 6.12%, as measured by the Standard & Poor’s 500 Index. Two measures of stock performance in developed international and global markets declined,in dollar-denominated terms, with the MSCI EAFE (Europe, Australasia and Far East) Index returning -9.24% and the MSCI World Index returning -1.17%. Elsewhere, the MSCI Emerging Markets Index returned -7.84% in dollar-denominated terms.

With respect to bonds, the Barclays US Credit Index returned 1.73%, whereas the Barclays Global High Yield Index returned -5.70%. The Barclays US Government Bond Index returned 2.19%, while the broader bond market index, as measured by the Barclays US Aggregate Index, gained 1.96%.

Turning to the US economy, gross domestic product (“GDP”), the value of goods and services produced in the country, the broadest measure of economic activity and the principal indicator of economic performance, expanded at a 2.6% annual pace during the fourth quarter of 2013. The US economy then experienced a setback, as GDP contracted at an annual pace of 2.1% during the first quarter of 2014. The US economy’s weakness was partially attributed to severe winter weather in parts of the country. However, the US economy quickly regained its footing, as GDP grew at an annual pace of 4.6% during the second quarter. Growth then accelerated during the third quarter, as third quarter GDP grew at an annual pace of 5.0%. Economic growth then moderated, as the US Commerce Department’s initial estimate for fourth quarter GDP was a 2.6% annualized expansion.

While the Federal Reserve (the “Fed”) maintained an accommodative monetary policy during the reporting period, it took actions to transition to a more normalized stance. At its December 2013 meeting, the central bank announced that it would begin tapering its monthly asset purchase program starting in January 2014. At each of the Fed’s next six meetings (January, March, April, June, July and September 2014), it announced additional tapering. As anticipated, at its meeting in October, the Fed announced that its asset purchase program had concluded. Finally, at its last meeting of the year in December, the Fed said “Based on its current assessment, the [Federal Open Market] Committee judges that it can be patient in beginning to normalize the stance of monetary policy.”

2	December 31, 2014 |	Semiannual Report

While growth in the US was fairly robust, the same could not be said for a number of other developed countries. In particular, growth in the euro zone was weak, whereas Japan fell back into a recession during the reporting period. In both cases, there were also concerns about low inflation, which was exacerbated by sharply falling oil prices toward the end of the year. Against this backdrop, the European Central Bank (“ECB”) took a number of actions to stimulate growth. In September 2014, it reduced rates to a record low of 0.05% and began charging commercial banks 0.20% to keep money at the ECB. The ECB also started purchasing securitized loans and covered bonds in October 2014. Elsewhere, in October 2014, the Bank of Japan said that it would increase its asset purchases by between ¥10 trillion and ¥20 trillion ($90.7 billion to $181.3 billion) to approximately ¥80 trillion ($725 billion) annually.

Outlook

The headwinds facing the US economy during the first part of 2014 have lifted and recent data points to solid growth. Unemployment ended the fiscal reporting period lower than when the period began. Recent job reports showed that the quality of jobs is improving and wages have begun to increase. Looking ahead, we believe that improvements in wage growth and job quality should continue, although with significant variation by region and industry. Numerous companies are also reporting increased productivity, which typically pushes them to boost spending.

We believe that lower oil prices will be a net positive for the US economy. However, we cannot ignore the fact that there is potential for negative consequences to the dramatic drop we have experienced. Specifically, this could lead to a reduction in capital expenditures and hiring trends in the energy industry, which will likely disproportionately impact certain US regions. Against this backdrop, our base-case scenario is that the Fed starts raising rates in mid-2015. Still, even after the Fed’s initial move, we see the monetary environment as remaining relatively accommodative, especially given that the Fed expects to maintain its balance sheet at its existing size through re-investment of its maturing assets. Overseas, we believe the euro zone should be able to skirt a recession, but it will experience very low growth. In addition, we believe it to be more likely than not that the ECB will embark on large-scale quantitative easing (“QE”) in 2015. We also anticipate additional QE in Japan to occur given its weak economy.

On behalf of Allianz Global Investors Fund Management and our Sub-Advisers, thank you for investing with us. We encourage you to consult with your financial advisor and to visit our website, us.allianzgi.com, for additional information.

We remain dedicated to serving your investment needs.

Sincerely,

Julian Sluyters

President & CEO

Past performance is no guarantee of future results. Unless otherwise noted, index returns reflect the reinvestment of income dividends and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. It is not possible to invest directly in an index.

Receive this report electronically and eliminate paper mailings.

To enroll, go to http://us.allianzgi.com/edelivery.

Semiannual Report	| December 31, 2014	3

Unaudited

AllianzGI Emerging Markets Opportunities Fund

For the period of July 1, 2014 through December 31, 2014, as provided by Lu Yu, Portfolio Manager.

Fund Insights

For the reporting period ended December 31, 2014, Class A Shares at Net Asset Value (“NAV”) of the AllianzGI Emerging Markets Opportunities Fund (the “Fund”) returned -4.52%, outperforming the MSCI Emerging Markets Index (the “benchmark index”), which returned -7.84%.

Market Environment

Global emerging market equities continued their winning streak in July and August, marking at the time seven positive months in a row, as investors rewarded favorable growth and valuation. Sentiment in countries such as India and Indonesia remained upbeat due to the potential impact from recent political elections. The odds of a new president in Brazil seemed to increase, which could help reverse currency declines and stubbornly high inflation. However, performance in September declined sharply due to renewed political tensions between Hong Kong and mainland China and the potential impact from the end of US monetary easing. In addition, the possibility of a new president in Brazil was extinguished as incumbent Dilma Rousseff was narrowly re-elected. The decline in performance continued in November and December as the price of oil plummeted. Countries with economies exposed to commodities and energy, including Russia and Brazil, declined substantially as a result of the oil price moderation, while others such as Turkey and South Africa were beneficiaries due to the impact on their current account deficits. China’s economy slowed as GDP came in below estimates. As a result, investors suggested a greater potential for further central bank stimulus in an effort to spur lending and increase economic growth. Throughout the semi-annual period, the US dollar broadly strengthened versus emerging market currencies, furthering the decline of the benchmark index for investors.

Sector performance for the benchmark index was particularly divergent, with cyclical sectors including energy and materials declining more than 10% during the reporting period. Meanwhile, health care was a clear winner with a nearly double-digit gain, followed by a modest advance for the financials sector.

Relative performance driven by positive stock selection

The Fund’s performance relative to the benchmark index was due to positive stock selection, as well as country and sector allocation decisions. In addition, our focus on building a portfolio with a modest reduction in forecast risk relative to the benchmark index also helped preserve client capital during down market periods, relative to the benchmark.

Our preference for consumer-oriented exposure contributed to sector results during the reporting period. Specifically, an underweight to the energy sector added meaningfully to results. Stock selection in the health care sector, namely via pharmaceutical-related holdings, contributed positively, as did bottom-up stockpicking in the financials and materials sectors. Meanwhile, stockpicking in the information technology and telecommunication services sectors offset results modestly during the reporting period. From a country standpoint, India was the top relative performer, thanks to an overweight allocation coupled with positive stock selection. Bottom-up selections in South Korea and China also contributed to performance. Conversely, an underweight to South Africa detracted from results on a relative basis, as did stock selection in Poland.

The largest individual active contributor to performance was Huaneng Power International. Shares of the Chinese electric utility advanced following an asset injection which was used to increase working capital, as the government continues to promote greater diversity of ownership of state-owned enterprises. Bank of China Ltd. rallied on better-than-expected profits, thanks in part to expanding net interest margins. In addition, investor sentiment helped bid up the stock price in anticipation of potential rate cuts which could improve margins further. The largest active detractor for the reporting period was Surgutneftegaz. Shares of the Russian refiner and transporter of oil and natural gas declined as a result of commodity price weakness coupled with the tenuous macroeconomic climate in the country.

Average Annual Total Return for the period ended December 31, 2014

	6 Month*	1 Year	5 Year	10 Year	Since Inception†
AllianzGI Emerging Markets Opportunities Fund Class A	–4.52%	1.14%	3.47%	9.08%	11.01%
AllianzGI Emerging Markets Opportunities Fund Class A (adjusted)	–9.77%	–4.43%	2.31%	8.46%	10.42%
AllianzGI Emerging Markets Opportunities Fund Class C	–4.90%	0.37%	2.70%	8.25%	10.18%
AllianzGI Emerging Markets Opportunities Fund Class C (adjusted)	–5.85%	–0.63%	2.70%	8.25%	10.18%
AllianzGI Emerging Markets Opportunities Fund Class D	–4.51%	1.13%	3.47%	9.08%	11.01%
AllianzGI Emerging Markets Opportunities Fund Class P	–4.40%	1.38%	3.74%	9.37%	11.32%
AllianzGI Emerging Markets Opportunities Fund Institutional Class	–4.37%	1.47%	3.88%	9.50%	11.45%
MSCI Emerging Markets Index	–7.84%	–2.19%	1.78%	8.43%	10.38%
Lipper Emerging Markets Funds Average	–8.48%	–3.23%	1.81%	7.68%	9.63%

† The Fund began operations on 5/27/04. Benchmark comparisons began on the fund inception date. Lipper comparisons began on 5/31/04.

* Cumulative return.

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at us.allianzgi.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum sales charge of 5.50% on Class A shares and 1% contingent deferred sales charge (CDSC) on Class C shares. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. Please see pages 52-54 for more information. The Fund’s expense ratios are 1.67% for Class A shares, 2.42% for Class C shares, 1.67% for Class D shares, 1.42% for Class P shares and 1.32% for Institutional Class shares. Expense ratio information is as of the Fund’s current prospectus dated August 29, 2014, as supplemented to date.

4	December 31, 2014 |	Semiannual Report

Unaudited

AllianzGI Emerging Markets Opportunities Fund (cont’d)

Cumulative Returns Through December 31, 2014

The Fund began operations on 5/27/04. Benchmark comparisons began on the fund inception date.

Country Allocation (as of December 31, 2014)

China	18.2%
Korea (Republic of)	15.0%
Taiwan	13.2%
India	11.6%
Brazil	9.1%
Hong Kong	4.9%
United States	4.3%
Russian Federation	3.8%
Other	18.6%
Cash & Equivalents — Net	1.3%

Shareholder Expense Example	Actual Performance
	Class A	Class C	Class D	Class P	Institutional Class
Beginning Account Value (7/1/14)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (12/31/14)	$954.80	$951.00	$954.90	$956.00	$956.30
Expenses Paid During Period	$8.23	$11.90	$8.23	$7.00	$6.51

	Hypothetical Performance
	(5% return before expenses)
	Class A	Class C	Class D	Class P	Institutional Class
Beginning Account Value (7/1/14)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (12/31/14)	$1,016.79	$1,013.01	$1,016.79	$1,018.05	$1,018.55
Expenses Paid During Period	$8.49	$12.28	$8.49	$7.22	$6.72

For each class of the Fund, expenses are equal to the annualized expense ratio for the class (1.67% for Class A, 2.42% for Class C, 1.67% for Class D, 1.42% for Class P and 1.32% for Institutional Class), multiplied by the average account value over the period, multiplied by 184/365.

Semiannual Report	| December 31, 2014	5

Unaudited

AllianzGI Focused Growth Fund

For the period of July 1, 2014 through December 31, 2014, as provided by Scott Migliori, CFA, Senior Portfolio Manager.

Fund Insights

For the reporting period ended December 31, 2014, Class A Shares at NAV of the AllianzGI Focused Growth Fund (the “Fund”) returned 3.97% underperforming the Russell 1000 Growth Index (the “benchmark Index”), which returned 6.34%.

US large cap stocks posted solid gains during the period, as improving US economic data continued to outweigh a weaker global economy and plummeting oil prices.

Divergent market performance in the period was tied, in part, to a sizeable drop in oil prices. At the biannual meeting of OPEC nations, cartel members voted against production cuts despite a worsening supply glut and weakening demand. The move rattled global commodity markets, with Brent crude oil crashing to a five-year low of $53/barrel, down 49% since the end of June. At the same time, the outlook for consumer-oriented firms brightened. Cheaper fuel may help sector-level earnings by bolstering the spending power of American families.

The US labor recovery continues to gain momentum, as a series of labor reports showing sustained gains in hiring boosted optimism in the strength of the economy’s expansion—the unemployment rate fell to 5.7%. Continued economic improvements should set the stage for the Fed to begin raising interest rates in 2015. While the Fed is not on a pre-set course, low inflation may temper the speed of the rate hike cycle. Although the Fed has concluded its asset-purchase program, its significant balance-sheet holdings could help keep monetary conditions easy. Policy should gradually normalize, but we believe we are a long way from true policy tightening.

Within the Russell 1000 Growth Index, the energy and utilities sectors were the biggest laggards during the period. Meanwhile, the financials and health care sectors delivered strong gains.

Stock selection within the technology, consumer discretionary, and industrial sectors drove the Fund’s relative underperformance. Conversely, stock selection in the consumer staples, financials, and materials sectors added to relative returns during the period.

From a sector allocation perspective, an overweight position in the energy sector had a negative impact on relative returns. However, an overweight position in the health care sector contributed to the Fund’s relative returns during the period.

The Fund has increased its exposure to the US consumer as multiple tailwinds in the US are increasing the consumer’s purchasing power. We have overweight positions in the technology and health care sectors, as we see significant growth opportunities with attractive valuations in these areas. Within the Industrials sector, we reduced exposure to commodity related stocks, and maintain exposure to stocks with high US exposure that benefit from lower commodity prices. We remain selective in the energy sector by owning companies with strong balance sheets and competitive advantages that should help them withstand the decline in oil prices and prosper when oil prices stabilize.

Outlook

We maintain a positive market outlook. With the US economy steadily improving, we believe that the Fed will likely begin to gradually raise short-term interest rates around mid-2015. Despite rising interest rates, we expect US economic growth and company fundamentals to drive US equities higher. We also anticipate weak to modest global growth and low inflation to persist in 2015.

The Fund continues to focus on stock selection, investing in high-quality large-cap companies with superior growth prospects that are attractively valued.

Risks to the equity market include-sooner-than expected monetary tightening, protracted geopolitical tensions, a recession in Europe, and slower-than-expected growth in China.

Average Annual Total Return for the period ended December 31, 2014

	6 Month*	1 Year	5 Year	10 Year	Since Inception†
AllianzGI Focused Growth Fund Class A	3.97%	9.18%	14.88%	9.19%	11.15%
AllianzGI Focused Growth Fund Class A (adjusted)	–1.74%	3.18%	13.59%	8.57%	10.95%
AllianzGI Focused Growth Fund Class B	3.57%	8.35%	14.02%	8.62%	10.96%
AllianzGI Focused Growth Fund Class B (adjusted)	–1.05%	3.52%	13.78%	8.62%	10.96%
AllianzGI Focused Growth Fund Class C	3.59%	8.37%	14.02%	8.37%	10.32%
AllianzGI Focused Growth Fund Class C (adjusted)	2.67%	7.40%	14.02%	8.37%	10.32%
AllianzGI Focused Growth Fund Class D	3.96%	9.18%	14.87%	9.19%	11.14%
AllianzGI Focused Growth Fund Class R	3.84%	8.89%	14.59%	8.91%	10.80%
AllianzGI Focused Growth Fund Class P	4.10%	9.46%	15.16%	9.49%	11.46%
AllianzGI Focused Growth Fund Institutional Class	4.16%	9.55%	15.28%	9.59%	11.57%
AllianzGI Focused Growth Fund Administrative Class	4.03%	9.30%	15.00%	9.33%	11.28%
Russell 1000 Growth Index	6.34%	13.05%	15.81%	8.49%	10.80%
Lipper Large-Cap Growth Funds Average	5.94%	10.49%	14.10%	7.61%	9.57%

† The Fund began operations on 2/24/84. Benchmark and Lipper performance comparisons began on 2/29/84.

* Cumulative return.

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at us.allianzgi.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum sales charge of 5.50% on Class A shares, 5% contingent deferred sales charge (CDSC) on Class B shares and 1% CDSC on Class C shares. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. Please see pages 52-54 for more information. The Fund’s expense ratios are 1.11% for Class A shares, 1.86% for Class B shares, 1.86% for Class C shares, 1.11% for Class D shares, 1.36% for Class R shares, 0.86% for Class P shares, 0.76% for Institutional Class shares and 1.01% for Administrative Class shares. Expense ratio information is as of the Fund’s current prospectus dated August 29, 2014, as supplemented to date.

6	December 31, 2014 |	Semiannual Report

Unaudited

AllianzGI Focused Growth Fund (cont’d)

Cumulative Returns Through December 31, 2014

The Fund began operations on 2/24/84. Benchmark performance comparisons began on 2/29/84.

Industry/Sectors (as of December 31, 2014)

Pharmaceuticals	9.6%
Internet Software & Services	9.2%
Software	7.9%
Biotechnology	7.0%
Internet & Catalog Retail	5.8%
Specialty Retail	5.4%
Technology Hardware, Storage & Peripherals	5.2%
Aerospace & Defense	4.8%
Other	43.2%
Cash & Equivalents — Net	1.9%

Shareholder Expense Example	Actual Performance
	Class A	Class B	Class C	Class D	Class R	Class P	Institutional Class	Administrative Class
Beginning Account Value (7/1/14)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (12/31/14)	$1,039.70	$1,035.70	$1,035.90	$1,039.60	$1,038.40	$1,041.00	$1,041.60	$1,040.30
Expenses Paid During Period	$5.71	$9.54	$9.54	$5.71	$6.99	$4.42	$3.91	$5.19

	Hypothetical Performance
	(5% return before expenses)
	Class A	Class B	Class C	Class D	Class R	Class P	Institutional Class	Administrative Class
Beginning Account Value (7/1/14)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (12/31/14)	$1,019.61	$1,015.83	$1,015.83	$1,019.61	$1,018.35	$1,020.87	$1,021.37	$1,020.11
Expenses Paid During Period	$5.65	$9.45	$9.45	$5.65	$6.92	$4.38	$3.87	$5.14

For each class of the Fund, expenses are equal to the annualized expense ratio for the class (1.11% for Class A, 1.86% for Class B, 1.86% for Class C, 1.11% for Class D, 1.36% for Class R, 0.86% for Class P, 0.76% for Institutional Class and 1.01% for Administrative Class), multiplied by the average account value over the period, multiplied by 184/365.

Semiannual Report	| December 31, 2014	7

Unaudited

AllianzGI Global Natural Resources Fund

For the period of July 1, 2014 through December 31, 2014, as provided by Paul Strand, CFA, Portfolio Manager.

Fund Insights

For the reporting period ended December 31, 2014, Class A Shares at NAV of the AllianzGI Global Natural Resources Fund (the “Fund”) returned -20.52%, underperforming the Custom Commodity Equity Benchmark (the “benchmark index”), which returned -11.42%.

Global market returns were mixed during the year against the backdrop of subdued global economic growth and lower commodity prices, particularly crude oil. The steep drop in energy prices has raised fears of a broad global slowdown. However, global central bankers remain watchful for these signs of deflation and economic stagnation and are electing to take monetary action to offset these indications. Moreover, the Fed has yet to set a definitive timetable for lifting short-term interest rates, but many market watchers look for a mid-year rate hike. The US economy has seemingly decoupled from other slower economies of the world and is generating solid GDP growth. However, the Fed has indicated that much more time may be needed before it moves to raise short-term interest rates so as to not jeopardize a global economic recovery. In Europe, the ECB led by Mario Draghi, is contemplating aggressive quantitative measures amidst a weak European economy.

During the six-month period, our positions that benefitted from the drop in energy made the strongest contribution to performance. Crude prices, including Brent and West Texas Intermediate, have been more than cut in half. Saudi Arabia and other OPEC members have elected to not cut crude production and let the price of oil fall to maintain market share versus the US shale producers and other global players. Within these sectors, the coatings, refiners and transportation companies were some of our most positive contributors. The coatings companies benefit from the lower prices of energy input costs. The refiners stand to benefit from lower feedstock costs also as gasoline prices typically decline less quickly than crude prices allowing the industry to capture higher margins. Some of the additional miscellaneous contributors to performance included the midstream pipeline companies. Those companies are also benefitting from the increased energy production of the shale producers.

The Fund’s detractors to performance were primarily due to energy stock selection as well as the overweight in the energy sector. The largest detractors to performance included some exploration and production companies that receive lower prices for their energy output. The holdings in oil and gas equipment and services also detracted from performance. That sector will be negatively impacted by diminished oil and gas exploration activity. Finally, some alternative energy companies also contributed negatively to performance.

Outlook

We maintain a modest global economic growth outlook for 2015, but we believe that the portfolio is well positioned for a sustained drop in energy prices. Longer term we look for an improvement in energy prices, given the natural forces of global economic growth. Moreover, we are prepared to move quickly to a more growth-oriented portfolio upon an eventual firming of the energy markets and the global economy. We continue to favor our diversified approach to investing in natural resource-related companies, and maintain our belief that over the long term the performance of the equities should outperform the underlying commodities. We view the US oil and gas shale theme as the strongest long-term opportunity in the portfolio. Risks to the Fund include a relapse in the global economy, disruption to world bond markets and a sustained drop in commodity prices.

Average Annual Total Return for the period ended December 31, 2014

	6 Month*	1 Year	5 Year	10 Year	Since Inception†
AllianzGI Global Natural Resources Fund Class A	–20.52%	–12.35%	1.36%	6.88%	8.08%
AllianzGI Global Natural Resources Fund Class A (adjusted)	–24.89%	–17.17%	0.22%	6.28%	7.50%
AllianzGI Global Natural Resources Fund Class C	–20.84%	–12.99%	0.60%	6.10%	7.29%
AllianzGI Global Natural Resources Fund Class C (adjusted)	–21.63%	–13.86%	0.60%	6.10%	7.29%
AllianzGI Global Natural Resources Fund Class D	–20.51%	–12.30%	1.37%	6.89%	8.09%
AllianzGI Global Natural Resources Fund Class P	–20.43%	–12.09%	1.62%	7.17%	8.38%
AllianzGI Global Natural Resources Fund Institutional Class	–20.42%	–12.05%	1.71%	7.28%	8.48%
MSCI World Index	–1.17%	4.94%	10.20%	6.03%	6.77%
Custom Commodity Equity Benchmark	–11.42%	–4.22%	4.58%	8.32%	9.75%
World Energy and Materials Composite	–18.22%	–9.12%	2.63%	6.06%	7.40%
Lipper Global Natural Resources Funds Average	–22.97%	–13.89%	–0.86%	5.61%	7.16%

† The Fund began operations on 6/30/04. Benchmark comparisons began on the fund inception date. Lipper comparisons began on 6/30/04.

* Cumulative return.

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at us.allianzgi.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum sales charge of 5.50% on Class A shares and 1% contingent deferred sales charge (CDSC) on Class C shares. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. Please see pages 52-54 for more information. The Fund’s expense ratios are 1.41% for Class A shares, 2.16% for Class C shares, 1.41% for Class D shares, 1.16% for Class P shares and 1.06% for Institutional Class shares. Expense ratio information is as of the Fund’s current prospectus dated August 29, 2014, as supplemented to date.

8	December 31, 2014 |	Semiannual Report

Unaudited

AllianzGI Global Natural Resources Fund (cont’d)

Cumulative Returns Through December 31, 2014

The Fund began operations on 6/30/04. Benchmark comparisons began on the fund inception date.

Country Allocation (as of December 31, 2014)

United States	62.0%
Canada	10.4%
United Kingdom	7.0%
Japan	4.2%
France	3.2%
China	1.8%
Australia	1.5%
Switzerland	1.5%
Other	7.2%
Cash & Equivalents — Net	1.2%

Shareholder Expense Example	Actual Performance
	Class A	Class C	Class D	Class P	Institutional Class
Beginning Account Value (7/1/14)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (12/31/14)	$794.80	$791.60	$794.90	$795.70	$795.80
Expenses Paid During Period	$6.38	$9.75	$6.38	$5.25	$4.80

	Hypothetical Performance
	(5% return before expenses)
	Class A	Class C	Class D	Class P	Institutional Class
Beginning Account Value (7/1/14)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (12/31/14)	$1,018.10	$1,014.32	$1,018.10	$1,019.36	$1,019.86
Expenses Paid During Period	$7.17	$10.97	$7.17	$5.90	$5.40

For each class of the Fund, expenses are equal to the annualized expense ratio for the class (1.41% for Class A, 2.16% for Class C, 1.41% for Class D, 1.16% for Class P and 1.06% for Institutional Class), multiplied by the average account value over the period, multiplied by 184/365.

Semiannual Report	| December 31, 2014	9

Unaudited

AllianzGI Global Small-Cap Fund

For the period of July 1, 2014 through December 31, 2014, as provided by Andrew Neville, Portfolio Manager.

Fund Insights

For the reporting period ended December 31, 2014, Class A Shares at NAV of the AllianzGI Global Small-Cap Fund (the “Fund”) returned -3.80%, outperforming the MSCI World Small-Cap Index (the “benchmark index”), which returned -4.09%.

Holdings in Europe and Japan drove active returns over the period. Within the Fund, areas of strength included stock selection in industrials and consumer staples, while stock selection in information technology and energy hurt the Fund’s relative performance.

The most significant contributor to performance was the position in Acadia Healthcare, a provider of psychiatric services for behavioral health patients, which benefits from incremental monetary provisioning for mental health patients across the US medical care landscape. Other strong contributors were the positions in Core Mark, XPO Logistics and Marriott Vacations.

In the early part of the reporting period, mixed economic data and rising geopolitical risks led to profit taking. Along with tensions in the Middle East, the EU and the US both announced new sanctions against Russia, targeting the energy, banking and defense sectors. In Japan, the cabinet approved Prime Minister Abe’s revamped “third arrow” of structural reforms, the centerpiece being a corporate tax rate. Later on, disappointing Chinese economic data, first air strikes in Syria, intensified sanctions against Russia and weak euro-zone economic data weighed on equity markets. Strong US economic data, expansionary ECB policy, the weakening euro, the Scottish ‘No’ vote and brisk IPO and M&A activity acted as a counterweight. Global equity markets then suffered a turbulent October as euro-zone recession fears, the imminent end of the Fed’s quantitative easing and the first diagnosis of Ebola in the US triggered a sharp correction of equity markets in the first half of the month. However, robust US economic data, a strong start to the US earnings season and the surprising expansion of quantitative easing by the Bank of Japan resulted in a powerful recovery subsequently. The sharp decline in oil prices and disappointing economic data from China and Japan caused uncertainty amongst investors about the state of the global economy until mid-December. Markets rose again as the Fed announced plans to take its time about tightening monetary policy regardless of the positive economic development and robust labor market data. The ECB underscored its willingness to use all monetary policy instruments at its disposal to stimulate the economy and boost inflation rates.

Outlook

Growth momentum is stronger in the developed world relative to emerging markets. The US remains the key growth engine for the world economy. Euro area data have recently shown signs of stabilization. Japanese data continue to disappoint. We believe the decline in oil prices will trigger a further weakening in headline inflation numbers.

We believe that monetary policy will remain highly accommodative. While the Fed is still expected to start hiking rates in 2015, the Bank of Japan (the “BOJ”) has provided more monetary stimulus and the ECB left the door open for outright sovereign-bond quantitative easing, in particular against the backdrop of lower inflation rates.

Overall, corporate profit developments look set to get more attention. We believe that price gains will depend on profit growth, so individual stocks are more likely to rise than the market as a whole. In this environment, active management and sound stock picking will play a more important role for investment performance. Small caps should disproportionately benefit from a continuation of the central banks’ expansionary monetary policy and from a global economic recovery even though their valuations have already risen. We continue to see opportunities in global smaller companies and believe our fundamental, bottom-up stock picking process will enable the Fund to outperform over the market cycle.

Average Annual Total Return for the period ended December 31, 2014

	6 Month*		1 Year		5 Year	10 Year	Since Inception†
AllianzGI Global Small-Cap Fund Class A	–	3.80%	–	1.61%	15.43%	7.46%	10.75%
AllianzGI Global Small-Cap Fund Class A (adjusted)	–	9.09%	–	7.02%	14.13%	6.85%	10.40%
AllianzGI Global Small-Cap Fund Class B	–	4.19%	–	2.35%	14.56%	6.82%	10.40%
AllianzGI Global Small-Cap Fund Class B (adjusted)	–	8.98%	–	7.24%	14.33%	6.82%	10.40%
AllianzGI Global Small-Cap Fund Class C	–	4.16%	–	2.35%	14.57%	6.66%	9.94%
AllianzGI Global Small-Cap Fund Class C (adjusted)	–	5.12%	–	3.33%	14.57%	6.66%	9.94%
AllianzGI Global Small-Cap Fund Class D	–	3.83%	–	1.62%	15.43%	7.46%	10.84%
AllianzGI Global Small-Cap Fund Class P	–	3.70%	–	1.36%	15.72%	7.76%	11.07%
AllianzGI Global Small-Cap Fund Institutional Class	–	3.66%	–	1.26%	15.83%	7.86%	11.18%
MSCI World Small-Cap Index	–	4.09%		1.90%	12.71%	7.61%	8.07%
Lipper Global Small-/Mid-Cap Funds Average	–	5.60%	–	1.06%	9.99%	6.86%	8.67%

† The Fund began operations on 12/31/96. Benchmark comparisons began on the fund inception date. Lipper comparisons began on 12/31/96.

* Cumulative return.

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at us.allianzgi.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum sales charge of 5.50% on Class A shares, 5% contingent deferred sales charge (CDSC) on Class B shares and 1% CDSC on Class C shares. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. Please see pages 52-54 for more information. The Fund’s expense ratios are 1.61% for Class A shares, 2.36% for Class B shares, 2.36% for Class C shares, 1.61% for Class D shares, 1.36% for Class P shares and 1.26% for Institutional Class shares. Expense ratio information is as of the Fund’s current prospectus dated August 29, 2014, as supplemented to date.

10	December 31, 2014 |	Semiannual Report

Unaudited

AllianzGI Global Small-Cap Fund (cont’d)

Cumulative Returns Through December 31, 2014

The Fund began operations on 12/31/96. Benchmark comparisons began on the fund inception date.

Country Allocation (as of December 31, 2014)

United States	57.5%
Japan	9.9%
United Kingdom	5.1%
Germany	2.9%
Sweden	2.7%
France	2.6%
Spain	1.8%
Denmark	1.8%
Other	11.2%
Cash & Equivalents — Net	4.5%

Shareholder Expense Example	Actual Performance
	Class A	Class B	Class C	Class D	Class P	Institutional Class
Beginning Account Value (7/1/14)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (12/31/14)	$962.00	$958.10	$958.40	$961.70	$963.00	$963.40
Expenses Paid During Period	$7.96	$11.65	$11.65	$7.96	$6.73	$6.24

	Hypothetical Performance
	(5% return before expenses)
	Class A	Class B	Class C	Class D	Class P	Institutional Class
Beginning Account Value (7/1/14)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (12/31/14)	$1,017.09	$1,013.31	$1,013.31	$1,017.09	$1,018.35	$1,018.85
Expenses Paid During Period	$8.19	$11.98	$11.98	$8.19	$6.92	$6.41

For each class of the Fund, expenses are equal to the annualized expense ratio for the class (1.61% for Class A, 2.36% for Class B, 2.36% for Class C, 1.61% for Class D, 1.36% for Class P and 1.26% for Institutional Class), multiplied by the average account value over the period, multiplied by 184/365.

Semiannual Report	| December 31, 2014	11

Unaudited

AllianzGI Health Sciences Fund (formerly AllianzGI Wellness Fund)

For the period of July 1, 2014 through December 31, 2014, as provided by John Schroer, CFA, Lead Portfolio Manager.

Fund Insights

For the reporting period ended December 31, 2014, Class A Shares at NAV of the AllianzGI Health Sciences Fund (the “Fund”) returned 10.45%, outperforming the World Healthcare and Consumer Blended Benchmark (the “benchmark index”), which returned 5.26%.

During the six-month period, we saw a backdrop of subdued global economic growth and lower commodity prices, particularly crude oil. Some market watchers believe that the economic benefit of lower energy prices will more than offset the negative impact on the energy industry as a whole and countries whose economies are largely dependent on energy output. However, the plummeting price of crude oil has raised the possibility of a broader global economic slowdown. Energy stocks are under pressure and volatility as measured by the Chicago Board Options Exchange Volatility Index (VIX) has risen.

Our positions in the biotechnology industry made the strongest contribution to performance during the period. Biotechnology was one of the best performing industries within the benchmark index and our overweight in the sector resulted in a positive allocation effect. Some of our largest biotechnology holdings included companies with treatments for a variety of illnesses, including Hepatitis C, autoimmune, cancer and pulmonary diseases. In general, the biotechnology sector benefitted from positive news flow from established commercial drugs and drug pipelines, with the pipeline progress making the commercialization of the developmental treatments more likely. Despite the underweight in pharmaceuticals, the Fund also benefitted from stock selection in the sector.

The largest detractors to performance were some individual pharmaceutical companies. One of our holdings within the sector fell after a potential acquirer dropped a bid for the company. This was primarily due to anti-“inversion” pressure from the Obama administration. We continue to maintain a position in the company as we believe the standalone company in the long term can exceed the bid price of the acquirer. Another company missed earnings expectations partially due to an inventory adjustment issue. Nonetheless, we also maintain a position in the company as we believe the company is one of the fastest growing within its sector. The Fund was also negatively impacted by some additional stock selection within the health care equipment and supplies sector.

Outlook

We believe the long-term investment outlook for global healthcare remains healthy and promising. Markets are more volatile with the plunge in commodity prices and concerns about global economic weakness. However, we maintain our long-term focus on companies and healthcare sectors that are delivering innovative and profitable drug treatments and cost-effective, productivity-enhancing medical solutions. These factors are driving solid long-term earnings growth and reasonable overall valuations for global healthcare stocks.

As a reminder, effective December 22, 2014, the Health Sciences Fund changed its name and certain of its investment policies. Please see the Fund’s prospectus for more information about these changes.

Average Annual Total Return for the period ended December 31, 2014

	6 Month*	1 Year	5 Year	10 Year	Since Inception†
AllianzGI Health Sciences Fund Class A	10.45%	25.18%	18.17%	9.58%	12.49%
AllianzGI Health Sciences Fund Class A (adjusted)	4.37%	18.29%	16.84%	8.97%	12.14%
AllianzGI Health Sciences Fund Class B	10.07%	24.29%	17.30%	8.92%	12.12%
AllianzGI Health Sciences Fund Class B (adjusted)	5.39%	19.29%	17.09%	8.92%	12.12%
AllianzGI Health Sciences Fund Class C	10.05%	24.26%	17.30%	8.77%	11.65%
AllianzGI Health Sciences Fund Class C (adjusted)	9.12%	23.26%	17.30%	8.77%	11.65%
AllianzGI Health Sciences Fund Class D	10.46%	25.19%	18.18%	9.58%	12.52%
AllianzGI Health Sciences Fund Institutional Class	10.64%	25.62%	18.59%	9.96%	12.91%
MSCI World Index	–1.17%	4.94%	10.20%	6.03%	6.00%
World Healthcare and Consumer Blended Benchmark	5.26%	14.29%	15.78%	9.36%	6.46%
Lipper Health/Biotechnology Funds Average	14.95%	27.78%	22.80%	12.81%	12.76%

† The Fund began operations on 12/31/96. Benchmark comparisons began on the fund inception date. Lipper comparisons began on 12/31/96.

* Cumulative return.

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at us.allianzgi.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum sales charge of 5.50% on Class A shares, 5% contingent deferred sales charge (CDSC) on Class B shares and 1% CDSC on Class C shares. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. Please see pages 52-54 for more information. The Fund’s expense ratios are 1.46% for Class A shares, 2.21% for Class B shares, 2.21% for Class C shares, 1.46% for Class D shares and 1.11% for Institutional Class Shares. Expense ratio information is as of the Fund’s current prospectus dated August 29, 2014, as supplemented to date.

12	December 31, 2014 |	Semiannual Report

Unaudited

AllianzGI Health Sciences Fund (formerly AllianzGI Wellness Fund) (cont’d)

Cumulative Returns Through December 31, 2014

The Fund began operations on 12/31/96. Benchmark comparisons began on the fund inception date.

Industry/Sectors (as of December 31, 2014)

Pharmaceuticals	37.3%
Biotechnology	25.9%
Health Care Equipment & Supplies	11.9%
Health Care Providers & Services	9.0%
Life Sciences Tools & Services	3.9%
Food & Staples Retailing	2.8%
Health Care Technology	1.9%
Electronic Equipment, Instruments & Components	0.2%
Cash & Equivalents — Net (including Options Purchased)	7.1%

Industry/Sectors - Securities Sold Short

Pharmaceuticals	–0.8%

Shareholder Expense Example	Actual Performance
	Class A	Class B	Class C	Class D	Institutional Class
Beginning Account Value*	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (12/31/14)	$1,104.50	$1,100.70	$1,100.50	$1,104.60	$1,129.10
Expenses Paid During Period	$7.74	$11.70	$11.70	$7.74	$0.29

	Hypothetical Performance
	(5% return before expenses)
	Class A	Class B	Class C	Class D	Institutional Class
Beginning Account Value (7/1/14)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (12/31/14)	$1,017.85	$1,014.06	$1,014.06	$1,017.85	$1,019.66
Expenses Paid During Period	$7.43	$11.22	$11.22	$7.43	$5.60

* Institutional Class commenced operations on December 22, 2014. The Actual expense example for Institutional Class is based on the period since inception; the Actual expense example for Class A, Class B, Class C and Class D and the Hypothetical expense example are based on the period beginning July 1, 2014. If the Hypothetical expense example had been based on the period since inception, the Ending Account Value and Expenses Paid During Period would have been: $1,000.96 and $0.27, respectively, for Institutional Class.

For each class of the Fund, expenses are equal to the annualized expense ratio for the class (1.46% for Class A, 2.21% for Class B, 2.21% for Class C , 1.46% for Class D and 1.10% for Institutional Class), multiplied by the average account value over the period, multiplied by 184 (8 for Institutional Class)/365 for the Actual Expense example and 184/365 for the Hypothetical Expense example.

Semiannual Report	| December 31, 2014	13

Unaudited

AllianzGI Income & Growth Fund

For the period of July 1, 2014 through December 31, 2014, as provided by Doug Forsyth, CFA, Portfolio Manager.

Fund Insights

For the reporting period ended December 31, 2014, Class A Shares at NAV of the AllianzGI Income & Growth Fund (the “Fund”) returned -0.48%. For comparison purposes, the Russell 1000 Growth Index increased 6.34% and the overall US bond market, as measured by the Barclays US Aggregate Index, rose 1.96%. The convertible universe returned -0.04%, as measured by the BofA Merrill Lynch All Convertibles Index; and high yield bonds, as measured by the BofA Merrill Lynch US High Yield Master II Index, fell 2.97%. Lastly, the S&P 500 Index gained 6.12%.

Market Environment

Several factors influenced all three asset classes in the reporting period, including falling oil prices, treasury rate volatility, economic data, increased market volatility and the Fed’s outlook.

One of the most significant influential factors in the second half of 2014 was the drop in oil prices. Energy captured the attention of all investors, and it constituted approximately 7% of the convertible market, 14% of the high yield market, and 5% of the Russell 1000 Growth market as of year-end. Investors sold energy-related issuers throughout the year with little regard to quality. As a result, diversified/integrated, natural gas, refiners and distribution-focused issuers were sold, along with some of the more troubled exploration and production (E&P) and energy services issuers that have high-cost shale exposure. High-cost and unhedged shale (“EXP”) issuers were appropriately under pressure, but there were many diversified, low-cost and well-hedged E&P issuers that were also down aggressively. Despite the move lower in energy-related issuers, the overall convertible market held up well, while the high-yield market felt more selling pressure throughout the asset class.

Treasury-rate volatility remained a factor throughout the period; however, the move had a more substantial impact in the first half of the year. This had a greater influence on high yield and to a lesser degree on the convertible assets class. Still, the move lower in treasuries and the flight-to-quality bid did separate performance among the rating categories.

Another factor that influenced the markets during the second half of the year was the ongoing trend in economic statistics. During the period and throughout 2014, both current and expected statistics generally pointed to a US economy that is slowly grinding higher. While some of the data were mixed, many were positive, including employment and the ISM Manufacturing Index (“ISM”). These trends help confirm the prospects for the continued low default rate for high yield and convertible bonds.

Volatility appears to be a constant reminder of the changes in the market dynamics. Regulatory and internal pressure on banks and market makers to reduce inventory risk has increased the impact of buying and selling interest on pricing. For managers, this added complexity to trading, resulting in more pressure on the market. Mutual fund flow data, news releases, external forces and equity volatility have all created more day-to-day volatility than typically seen historically, which can be unsettling for investors. However, absent a material change in the credit environment, this volatility also creates tremendous opportunity for investors.

Finally, global central banks have continued to be generally accommodative, and the Fed governors’ comments have maintained a dovish stance. The view of when the Fed will begin to tighten flip-flopped from sooner to later several times in the period and throughout 2014. Investors need to focus on the fact that the Fed will tighten only in response to a more robust economy, and that includes a more constructive outlook for corporate profits and low defaults.

VIX started the period just below 12 and spiked to the year’s high of 26.25 in October. After grinding back to 12 at the beginning of December, a pocket of increased volatility was concurrent with the plummeting price of oil.

Portfolio Specifics

The Fund’s overall return was consistent with the performance of the underlying asset classes.

In the equity sleeve, stock picking was strongest in consumer staples, energy and information technology, followed by company specific outperformance in other sectors. Conversely, security selection in industrials, materials and consumer discretionary hampered performance.

In the convertibles sleeve, the Fund benefited from stronger issuer-specific returns in technology, energy and materials. In addition, an underweight in energy contributed to outperformance. In contrast, an underweight in transportation and weaker relative returns in industrials and consumer staples hindered relative performance.

In the high yield sleeve, industry allocations that helped relative performance were metals/mining ex steel, food & drug retailers and gaming. On the other hand, weaker relative returns in energy, automotive & auto parts and diversified media pressured relative performance.

Individual stock implied volatilities were generally higher than market and moved with the overall VIX trend line over the period. During the second half of the year, single stock option premia was retained on many of the opened positions, while the higher equity prices forced in-the-money option positions to be actively managed to allow the underlying equity position to participate to higher levels.

14	December 31, 2014 |	Semiannual Report

Unaudited

AllianzGI Income & Growth Fund (cont’d)

Average Annual Total Return for the period ended December 31, 2014

	6 Month*	1 Year	5 Year	Since Inception†
AllianzGI Income & Growth Fund Class A	–0.48%	4.64%	9.93%	7.16%
AllianzGI Income & Growth Fund Class A (adjusted)	–5.95%	–1.11%	8.69%	6.39%
AllianzGI Income & Growth Fund Class C	–0.78%	3.90%	9.12%	6.36%
AllianzGI Income & Growth Fund Class C (adjusted)	–1.73%	2.95%	9.12%	6.36%
AllianzGI Income & Growth Fund Class D	–0.47%	4.63%	9.94%	7.16%
AllianzGI Income & Growth Fund Class R	–0.59%	4.31%	9.65%	6.90%
AllianzGI Income & Growth Fund Class P	–0.35%	4.89%	10.19%	7.44%
AllianzGI Income & Growth Fund Institutional Class	–0.25%	5.06%	10.32%	7.55%
S&P 500 Index	6.12%	13.69%	15.45%	7.26%
Barclays US Aggregate Index	1.96%	5.97%	4.45%	4.95%
Lipper Flexible Portfolio Funds Average	–2.36%	2.91%	8.12%	4.83%

† The Fund began operations on 2/28/07. Benchmark comparisons began on the fund inception date. Lipper comparisons began on 2/28/07.

* Cumulative return.

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at us.allianzgi.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum sales charge of 5.50% on Class A shares and 1% contingent deferred sales charge (CDSC) on Class C shares. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. Please see pages 52-54 for more information. The Fund’s expense ratios are 1.32% for Class A shares, 2.07% for Class C shares, 1.32% for Class D shares, 1.57% for Class R shares, 1.07% for Class P shares and 0.97% for Institutional Class shares. Expense ratio information is as of the Fund’s current prospectus dated August 29, 2014, as supplemented to date.

Cumulative Returns Through December 31, 2014

The Fund began operations on 2/28/07. Benchmark comparisons began on the fund inception date.

Industry/Sectors (as of December 31, 2014 )

Semiconductors	5.6%
Software	5.3%
Media	4.9%
Oil & Gas & Consumable Fuels	4.8%
Internet	4.2%
Telecommunications	4.0%
Pharmaceuticals	3.9%
Biotechnology	3.4%
Other	61.4%
Cash & Equivalents — Net (including Options Written)	2.5%

Moody’s Ratings* (as of December 31, 2014)

*	As a percentage of total investments, before options written. Bond ratings refer to the underlying holdings of the Fund and categorized from highest to lowest credit quality using ratings provided by Moody’s. Moody’s ratings have been selected for several reasons, including the access to information and materials provided by Moody’s, as well as the Fund’s consideration of industry practice. See “Important Information” for more detail on the selection of Moody’s for the Fund’s ratings presentation. Bonds not rated by Moody’s or bonds that do not have a rating available are designated in the chart above as “NR” and “NA”, respectively.

Semiannual Report	| December 31, 2014	15

Unaudited

AllianzGI Income & Growth Fund (cont’d)

Shareholder Expense Example	Actual Performance
	Class A	Class C	Class D	Class R	Class P	Institutional Class
Beginning Account Value (7/1/14)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (12/31/14)	$995.20	$992.20	$995.30	$994.10	$996.50	$997.50
Expenses Paid During Period	$6.69	$10.44	$6.69	$7.94	$5.43	$4.93

	Hypothetical Performance
	(5% return before expenses)
	Class A	Class C	Class D	Class R	Class P	Institutional Class
Beginning Account Value (7/1/14)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (12/31/14)	$1,018.50	$1,014.72	$1,018.50	$1,017.24	$1,019.76	$1,020.27
Expenses Paid During Period	$6.77	$10.56	$6.77	$8.03	$5.50	$4.99

For each class of the Fund, expenses are equal to the annualized expense ratio for the class (1.33% for Class A, 2.08% for Class C, 1.33% for Class D, 1.58% for Class R, 1.08% for Class P and 0.98% for Institutional Class), multiplied by the average account value over the period, multiplied by 184/365.

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December 31, 2014 |	Semiannual Report	17

Unaudited

AllianzGI International Managed Volatility Fund

For the period of July 1, 2014 through December 31, 2014, as provided by Steve Tael, Portfolio Manager.

Fund Insights

For the reporting period ended December 31, 2014, Class A shares at NAV of the AllianzGI International Managed Volatility Fund (the “Fund”) returned -6.35%, outperforming its primary benchmark, the MSCI EAFE Index (the “benchmark index”), which returned -9.24% and underperforming its secondary benchmark, the MSCI EAFE Minimum Volatility Index, which returned -3.79%.

Market Environment

During the reporting period, international equities declined amid concerns of slowing economic growth and the potential impact from the end of the Fed’s quantitative easing, which led to broad-based currency depreciation. On a dollar-adjusted basis, international equities declined in five of the six months during the semiannual period, with only a modest positive gain in November. Stocks in Asia fared better on a relative basis, as investors focused on the potential for greater capital efficiency of Japanese companies and the likelihood of a rebound in growth in the near-term. In addition, the Bank of Japan added a new monetary stimulus package aimed at increasing asset purchases in an effort to spur economic expansion. In Europe, stocks broadly declined due to currency weakness coupled with concerns of slowing growth. The International Monetary Fund cut its global economic growth forecast for the third time in 2014 amid sharp cuts in growth forecasts for Germany, France and Italy. Appreciation in the dollar, which results in a headwind for US-based investors in foreign assets, was triggered by comparably strong US growth prospects and an increasing likelihood the Fed will hike interest rates while other central banks ease. Meanwhile, investors questioned whether the ECB would continue to dither while euro-zone growth stagnates and deflation looms.

Sector performance for the benchmark index was particularly divergent during the reporting period and broadly lower as a result of currency pressures. Information technology was the top relative performer with only a modest decline, followed by mid-single digit losses for health care and telecommunication services. Meanwhile, energy led the sector declines with a nearly 28% decline, followed by double-digit losses for the materials and industrial sectors. From a country standpoint, Israel and Hong Kong managed modest gains, while Portugal, Norway and Austria were each down in excess of 25% during the reporting period.

Performance driven by more conservative stock selection

The managed volatility investment process seeks to take advantage of the fact that stocks can have complementary risk characteristics and creates a portfolio with lower expected risk than the benchmark index. The investment team’s expectation is that this lower risk focus will result in outperformance for clients over time due in part to the impact of wealth preservation during more volatile market environments.

From a risk standpoint, the Fund achieved its desired lower risk objective compared to the benchmark index. Lower-risk stocks outperformed on a relative basis given the increased volatility of international equities, with our more conservative stock selection outperforming the benchmark index on a relative basis. Specifically, stockpicking in utilities, financials and industrials contributed to results during the reporting period. Meanwhile, selections in materials and Information Technology detracted only slightly during the period. From a country standpoint, Hong Kong was the top performer, thanks to an overweight allocation and stockpicking. Underweight positions in France and Germany also positively impacted results. Conversely, the United Kingdom and Switzerland offset performance due to stock selection and currency pressures relative to the dollar.

Average Annual Total Return for the period ended December 31, 2014

	6 Month*	1 Year	5 Year	10 Year	Since Inception†
AllianzGI International Managed Volatility Fund Class A	–6.35%	1.46%	4.35%	2.91%	4.88%
AllianzGI International Managed Volatility Fund Class A (adjusted)	–11.50%	–4.12%	3.17%	2.33%	4.45%
AllianzGI International Managed Volatility Fund Class C	–6.65%	0.75%	3.56%	2.15%	4.10%
AllianzGI International Managed Volatility Fund Class C (adjusted)	–7.56%	–0.23%	3.56%	2.15%	4.10%
AllianzGI International Managed Volatility Fund Class D	–6.34%	1.42%	4.29%	2.89%	4.87%
AllianzGI International Managed Volatility Fund Class R	–6.45%	1.24%	4.08%	2.67%	4.54%
AllianzGI International Managed Volatility Fund Class P	–6.22%	1.68%	4.62%	3.21%	5.10%
AllianzGI International Managed Volatility Fund Institutional Class	–6.17%	1.83%	4.71%	3.31%	5.20%
MSCI EAFE Index	–9.24%	–4.90%	5.33%	4.43%	4.49%
MSCI EAFE Minimum Volatility Index	–3.79%	4.65%	8.11%	6.84%	N.A.
Lipper International Multi-Cap Core Funds Average	–8.53%	–4.68%	5.38%	4.32%	4.42%

† The Fund began operations on 5/7/01. Benchmark comparisons began on the fund inception date. Lipper comparisons began on 4/30/01.

* Cumulative return.

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at us.allianzgi.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum sales charge of 5.50% on Class A shares and 1% contingent deferred sales charge (CDSC) on Class C shares. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. Please see pages 52-54 for more information. The Fund’s gross expense ratios are 1.16% for Class A shares, 1.91% for Class C shares, 1.16% for Class D shares, 1.41% for Class R shares, 0.91% for Class P shares and 0.81% for Institutional Class shares. These ratios do not include an expense reduction, contractually agreed through at least October 31, 2015. The Fund’s expense ratios net of this reduction are 0.96% for Class A shares, 1.71% for Class C shares, 0.96% for Class D shares, 1.21% for Class R shares, 0.71% for Class P shares and 0.61% for Institutional Class shares. Expense ratio information is as of the Fund’s current prospectus dated August 29, 2014, as supplemented to date.

18	December 31, 2014 |	Semiannual Report

Unaudited

AllianzGI International Managed Volatility Fund (cont’d)

Cumulative Returns Through December 31, 2014

The Fund began operations on 5/7/01. Benchmark comparisons began on the fund inception date.

Country Allocation (as of December 31, 2014 )

Japan	17.3%
Hong Kong	15.3%
United Kingdom	12.5%
Singapore	11.1%
Germany	8.9%
France	8.2%
Australia	6.2%
Netherlands	4.8%
Other	13.9%
Cash & Equivalents — Net	1.8%

Shareholder Expense Example	Actual Performance
	Class A	Class C	Class D	Class R	Class P	Institutional Class
Beginning Account Value (7/1/14)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (12/31/14)	$936.50	$933.50	$936.60	$935.50	$937.80	$938.30
Expenses Paid During Period	$4.69	$8.33	$4.69	$5.90	$3.47	$2.98

	Hypothetical Performance
	(5% return before expenses)
	Class A	Class C	Class D	Class R	Class P	Institutional Class
Beginning Account Value (7/1/14)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (12/31/14)	$1,020.37	$1,016.59	$1,020.37	$1,019.11	$1,021.63	$1,022.13
Expenses Paid During Period	$4.89	$8.69	$4.89	$6.16	$3.62	$3.11

For each class of the Fund, expenses (net of fee waiver) are equal to the annualized expense ratio for the class (0.96% for Class A, 1.71% for Class C, 0.96% for Class D, 1.21% for Class R, 0.71% for Class P and 0.61% for Institutional Class), multiplied by the average account value over the period, multiplied by 184/365.

Semiannual Report	| December 31, 2014	19

Unaudited

AllianzGI Mid-Cap Fund

For the period July 1, 2014 through December 31, 2014, as provided by Steven Klopukh, CFA, Lead Portfolio Manager.

Fund Insights

For the reporting period ended December 31, 2014, Class A Shares at NAV of the AllianzGI Mid-Cap Fund (the “Fund”) returned 2.59%, underperforming the Russell Midcap Growth Index (the “benchmark Index”), which returned 5.07%.

The Fund seeks long-term capital appreciation by employing a strict growth style discipline. The Fund invests primarily in domestic companies that are in the earlier stages of their growth trajectories, with an emphasis on above-average revenue growth and sustained earnings growth.

US mid cap stocks posted solid gains during the period, as improving US economic data continued to outweigh a weaker global economy and plummeting oil prices.

Divergent market performance in the period was tied, in part, to a sizeable drop in oil prices. At the biannual meeting of OPEC nations, cartel members voted against production cuts despite a worsening supply glut and weakening demand. The move rattled global commodity markets, with Brent crude oil crashing to a five-year low of $53/barrel, down 49% since the end of June. At the same time, the outlook for consumer-oriented firms brightened. Cheaper fuel may help sector-level earnings by bolstering the spending power of American families.

The US labor recovery continues to gain momentum, as a series of labor reports showing sustained gains in hiring boosted optimism about the strength of the economy’s expansion—the unemployment rate fell to 5.7%. Continued economic improvements should set the stage for the Fed to begin raising interest rates in 2015. While the Fed is not on a pre-set course, low inflation may temper the speed of the rate hike cycle. Although the Fed has concluded its asset-purchase program, its significant balance-sheet holdings could help keep monetary conditions at ease. Policy should gradually normalize, however, we believe we are a long way from true policy tightening.

Stock selection within the energy and health care sectors detracted from the Fund’s relative performance. Conversely, stock selection in the industrials and financials sectors added to relative returns during the period.

From a sector allocation perspective, an underweight position in the consumer staples sector hurt relative returns. However, an overweight position in health care and an underweight in energy aided the Fund’s relative returns during the period.

The Fund has a pro-cyclical bias. In general, we are positioned toward domestic companies that should benefit from lower oil prices. We are overweight the consumer discretionary sector, as several tailwinds should support the US consumer for the foreseeable future. In technology, semiconductor markets are experiencing favorable supply/demand conditions, driven by improved discipline among companies and the global rise in demand for mobile devices. Network security companies are benefitting from the rise in corporate spending to protect network data against more sophisticated hackers. In health care, we are seeing favorable trends in generic medicines as a result of the Affordable Care Act.

Outlook

We maintain a positive market outlook. With the US economy steadily improving, we believe the Fed will likely begin to gradually raise short term interest rates around mid-2015. Despite rising interest rates, we expect US economic growth and company fundamentals to drive US equities higher. We also anticipate weak to modest global growth and low inflation to persist in 2015.

As always, we continue to focus on stock selection, seeking to invest in high quality mid-cap companies with superior growth prospects that are attractively valued. Our portfolio emphasizes free cash flow yield and responsible capital allocation.

We believe that risks to the equity market include sooner-than-expected monetary tightening, protracted geopolitical tensions, a recession in Europe, and slower-than-expected growth in China.

20	December 31, 2014 |	Semiannual Report

Unaudited

AllianzGI Mid-Cap Fund (cont’d)

Average Annual Total Return for the period ended December 31, 2014

	6 Month*	1 Year	5 Year	10 Year	Since Inception†
AllianzGI Mid-Cap Fund Class A	2.59%	6.95%	13.31%	7.85%	13.11%
AllianzGI Mid-Cap Fund Class A (adjusted)	–3.05%	1.07%	12.03%	7.24%	12.92%
AllianzGI Mid-Cap Fund Class B	2.32%	6.20%	12.40%	7.23%	12.93%
AllianzGI Mid-Cap Fund Class B (adjusted)	–2.02%	1.69%	12.15%	7.23%	12.93%
AllianzGI Mid-Cap Fund Class C	2.33%	6.22%	12.44%	7.05%	12.33%
AllianzGI Mid-Cap Fund Class C (adjusted)	1.46%	5.32%	12.44%	7.05%	12.33%
AllianzGI Mid-Cap Fund Class D	2.58%	6.86%	13.27%	7.91%	13.33%
AllianzGI Mid-Cap Fund Class R	2.34%	6.42%	13.00%	7.62%	12.92%
AllianzGI Mid-Cap Fund Class P	2.91%	7.21%	13.59%	8.17%	13.57%
AllianzGI Mid-Cap Fund Institutional Class	2.91%	7.46%	13.69%	8.28%	13.68%
AllianzGI Mid-Cap Fund Administrative Class	2.77%	6.99%	13.36%	7.98%	13.38%
Russell Midcap Index	4.18%	13.22%	17.19%	9.56%	13.55%
Russell Midcap Growth Index	5.07%	11.90%	16.94%	9.43%	12.56%
Lipper Mid-Cap Growth Funds Average	4.44%	9.10%	14.57%	7.94%	10.71%

† The Fund began operations on 11/6/79. Benchmark and Lipper performance comparisons began on 10/31/79.

* Cumulative return.

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at us.allianzgi.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum sales charge of 5.50% on Class A shares, 5% contingent deferred sales charge (CDSC) on Class B shares and 1% CDSC on Class C shares. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. Please see pages 52-54 for more information. The Fund’s expense ratios are 1.13% for Class A shares, 1.88% for Class B shares, 1.88% for Class C shares, 1.13% for Class D shares, 1.38% for Class R shares, 0.88% for Class P shares, 0.78% for Institutional Class shares and 1.03% for Administrative Class shares. Expense ratio information is as of the Fund’s current prospectus dated August 29, 2014, as supplemented to date.

Cumulative Returns Through December 31, 2014

The Fund began operations on 11/6/79. Benchmark performance comparisons began on 10/31/79.

Industry/Sectors (as of December 31, 2014)

Textiles, Apparel & Luxury Goods	6.6%
Hotels, Restaurants & Leisure	6.4%
Semiconductors & Semiconductor Equipment	5.8%
Chemicals	5.2%
Household Durables	4.9%
Internet Software & Services	4.4%
Health Care Equipment & Supplies	4.4%
Biotechnology	4.3%
Other	57.7%
Cash & Equivalents — Net	0.3%

Semiannual Report	| December 31, 2014	21

Unaudited

AllianzGI Mid-Cap Fund (cont’d)

Shareholder Expense Example	Actual Performance
	Class A	Class B	Class C	Class D	Class R	Class P	Institutional Class	Administrative Class
Beginning Account Value (7/1/14)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (12/31/14)	$1,025.90	$1,023.20	$1,023.30	$1,025.80	$1,023.40	$1,029.10	$1,029.10	$1,027.70
Expenses Paid During Period	$5.77	$9.59	$9.59	$5.77	$7.04	$4.50	$3.99	$5.26

	Hypothetical Performance
	(5% return before expenses)
	Class A	Class B	Class C	Class D	Class R	Class P	Institutional Class	Administrative Class
Beginning Account Value (7/1/14)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (12/31/14)	$1,019.51	$1,015.73	$1,015.73	$1,019.51	$1,018.25	$1,020.77	$1,021.27	$1,020.01
Expenses Paid During Period	$5.75	$9.55	$9.55	$5.75	$7.02	$4.48	$3.97	$5.24

For each class of the Fund, expenses are equal to the annualized expense ratio for the class (1.13% for Class A, 1.88 % for Class B, 1.88% for Class C, 1.13% for Class D, 1.38% for Class R, 0.88% for Class P, 0.78% for Institutional Class and 1.03% for Administrative Class), multiplied by the average account value over the period, multiplied by 184/365.

22	December 31, 2014 |	Semiannual Report

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December 31, 2014 |	Semiannual Report	23

Unaudited

AllianzGI NFJ All-Cap Value Fund

For the period of July 1, 2014 through December 31, 2014, as provided by Krysta Hill, Product Specialist Associate.

Fund Insights

For the reporting period ended December 31, 2014, Class A Shares at NAV of the AllianzGI NFJ All-Cap Value Fund (the “Fund”) returned 2.77%, underperforming the Russell 3000 Value Index (the “benchmark index”), which returned 4.39%.

Toward the end of the 2014 calendar year, the Fed ceased asset buying. However, in the Fed Minutes, they continued to use rhetoric suggesting that rates could stay low for a considerable amount of time to avoid prematurely stunting economic growth. The October employment report helped jolt a sharp rebound in the stock market as unemployment fell to 5.8%, the lowest level in five years. Within the Russell family of indices, results were positive across all market capitalization spectrums with larger cap names soundly outperforming their smaller cap counterparts. While the consensus amongst US economists was for the 10-year treasury rate to rise above 3.0% near year-end, the bonds surprised many and rallied to yield 2.2% by December. At the biannual meeting of OPEC nations on November 27, cartel members voted against production cuts despite a worsening supply glut and weakening demand. The move sent US crude oil to a five-year low of $53/barrel, down 46% for the year. Gold retreated 1.4% for the year, extending its slide since 2012 to nearly -30%.

Benchmark index returns were marked in part by high dispersion among sector results. The weakest sector (energy) lagged the strongest sector (consumer staples) by over 30%. Total returns for three GICS sectors fell into negative territory for the period, with telecom services and materials registering single digit losses. Energy was the weakest sector by a wide margin, falling more than 17% over the fiscal six-month reporting period. The consumer staples, information technology and health care sectors generated the strongest results.

Negative stock selection and sector allocation led to underperformance

The Fund’s relative underperformance versus the benchmark index was due to negative stock selection and sector allocation, albeit to a lesser degree, over the fiscal six-month reporting period.

In terms of stock selection, the Fund’s holdings in the consumer discretionary, consumer staples and information technology sectors were the largest contributors to relative performance during the reporting period. However, these positive results were offset by holdings in the industrials, health care and energy sectors.

The largest individual contributors to absolute performance were Whirlpool, defense company Northrop Grumman, Allstate, Hewlett Packard and Kroger. Many detractors in the reporting period were hurt by a weak commodity pricing environment and falling oil prices in particular. Energy sector names, including France-based Total SA, ConocoPhillips and Devon Energy, as well as Trinity Industries and Yamana Gold, were the largest detractors from absolute performance.

From a sector allocation perspective, an underweight in the energy sector and an overweight in the information technology sector contributed to the Fund’s relative returns during the reporting period. Conversely, an underweight in financials and an overweight in materials detracted from relative results.

As a reminder, sector weight deviations are a result of NFJ’s bottom-up stock selection process and indicative of where the team is able to identify attractive valuation opportunities among high-quality, dividend-paying securities.

Average Annual Total Return for the period ended December 31, 2014

	6 Month*	1 Year	5 Year	10 Year	Since Inception†
AllianzGI NFJ All-Cap Value Fund Class A	2.77%	11.32%	14.16%	5.25%	9.32%
AllianzGI NFJ All-Cap Value Fund Class A (adjusted)	–2.88%	5.19%	12.87%	4.66%	8.83%
AllianzGI NFJ All-Cap Value Fund Class B	2.37%	10.43%	13.31%	4.63%	8.80%
AllianzGI NFJ All-Cap Value Fund Class B (adjusted)	–2.63%	5.43%	13.06%	4.63%	8.80%
AllianzGI NFJ All-Cap Value Fund Class C	2.35%	10.42%	13.28%	4.45%	8.49%
AllianzGI NFJ All-Cap Value Fund Class C (adjusted)	1.35%	9.42%	13.28%	4.45%	8.49%
AllianzGI NFJ All-Cap Value Fund Class D	2.73%	11.28%	14.14%	5.25%	9.32%
AllianzGI NFJ All-Cap Value Fund Class P	2.91%	11.59%	14.45%	5.54%	9.64%
AllianzGI NFJ All-Cap Value Fund Institutional Class	2.97%	11.67%	14.52%	5.64%	9.74%
Russell 3000 Value Index	4.39%	12.70%	15.34%	7.26%	9.81%
Lipper Multi-Cap Value Funds Average	1.82%	9.25%	14.18%	6.77%	8.92%

† The Fund began operations on 7/19/02. Benchmark comparisons began on the fund inception date. Lipper comparisons began on 7/31/02.

* Cumulative return.

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at us.allianzgi.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum sales charge of 5.50% on Class A shares, 5% contingent deferred sales charge (CDSC) on Class B shares and 1% CDSC on Class C shares. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. Please see pages 52-54 for more information. The Fund’s expense ratios are 1.31% for Class A shares, 2.06% for Class B shares, 2.06% for Class C shares, 1.31% for Class D shares, 1.06% for Class P shares and 0.96% for Institutional Class shares. Expense ratio information is as of the Fund’s current prospectus dated August 29, 2014, as supplemented to date.

24	December 31, 2014 |	Semiannual Report

Unaudited

AllianzGI NFJ All-Cap Value Fund (cont’d)

Cumulative Returns Through December 31, 2014

The Fund began operations on 7/19/02. Benchmark comparisons began on the fund inception date.

Industry/Sectors (as of December 31, 2014)

Banks	13.3%
Oil, Gas & Consumable Fuels	9.2%
Pharmaceuticals	6.5%
Insurance	5.4%
Software	5.0%
Health Care Equipment & Supplies	4.1%
Machinery	4.0%
Diversified Telecommunication Services	3.5%
Other	45.7%
Cash & Equivalents — Net	3.3%

Shareholder Expense Example	Actual Performance Class A
	Class A	Class B	Class C	Class D	Class P	Institutional Class
Beginning Account Value (7/1/14)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (12/31/14)	$1,027.70	$1,023.70	$1,023.50	$1,027.30	$1,029.10	$1,029.70
Expenses Paid During Period	$6.75	$10.56	$10.56	$6.75	$5.47	$4.96

	Hypothetical Performance
	(5% return before expenses)
	Class A	Class B	Class C	Class D	Class P	Institutional Class
Beginning Account Value (7/1/14)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (12/31/14)	$1,018.55	$1,014.77	$1,014.77	$1,018.55	$1,019.81	$1,020.32
Expenses Paid During Period	$6.72	$10.51	$10.51	$6.72	$5.45	$4.94

For each class of the Fund, expenses are equal to the annualized expense ratio for the class (1.32% for Class A, 2.07% for Class B, 2.07% for Class C, 1.32% for Class D, 1.07% for Class P, and 0.97% for Institutional Class), multiplied by the average account value over the period, multiplied by 184/365.

Semiannual Report	| December 31, 2014	25

Unaudited

AllianzGI NFJ Dividend Value Fund

For the period July 1, 2014 through December 31, 2014, as provided by Krysta Hill, Product Specialist Associate.

Fund Insights

For the reporting period ended December 31, 2014, Class A Shares at NAV of the AllianzGI NFJ Dividend Value Fund (the “Fund”) returned 0.92%, underperforming the Russell 1000 Value Index (the “benchmark index”), which returned 4.78%.

Toward the end of the 2014 calendar year, the Fed ceased asset buying. However, in the Fed Minutes, they continued to use rhetoric suggesting that rates could stay low for a considerable amount of time to avoid prematurely stunting economic growth. The October employment report helped jolt a sharp rebound in the stock market as unemployment fell to 5.8%, the lowest level in five years. Within the Russell family of indices, results were positive across all market capitalization spectrums with larger cap names soundly outperforming their smaller cap counterparts. While the consensus amongst US economists was for the 10-year treasury rate to rise above 3.0% near year-end, the bonds surprised many and rallied to yield 2.2% by December. At the biannual meeting of OPEC nations on November 27, cartel members voted against production cuts despite a worsening supply glut and weakening demand. The move sent US crude oil to a five-year low price of $53/barrel, down 46% for the year. Gold retreated 1.4% for the year, extending its slide since 2012 to nearly -30%.

The benchmark index returns were marked in part by high dispersion among sector results. The weakest sector (energy) lagged the strongest sector (consumer staples) by almost 29 percentage points. Total returns for three GICS sectors fell into negative territory for the period, with telecom services and materials registering single digit losses. Energy was the weakest sector by a wide margin, falling more than 16% over the fiscal six-month reporting period. The consumer staples, information technology and consumer discretionary sectors generated the strongest results.

Stock selection and sector allocation detracted for the period

The Fund’s relative underperformance versus the benchmark index was due to negative stock selection and sector allocation over the fiscal six-month reporting period.

In terms of stock selection, the Fund’s holdings in the industrials, information technology and utilities sectors were the largest contributors to relative performance during the reporting period. This was offset by negative selection in the health care, energy and consumer discretionary sectors.

The largest individual contributors to absolute performance were Intel Corp., Navient Corp., defense company Northrop Grumman, Allstate and JP Morgan Chase. Many detractors in the reporting period were hurt by a weak commodity pricing environment and falling oil prices in particular. Energy sector names, including France-based Total SA, ConocoPhillips and Marathon Oil, as well as Barrick Gold and GlaxoSmithKline, were the largest detractors from absolute performance.

From a sector allocation perspective, an overweight in energy and an underweight in consumer staples were the primary detractors to the Fund’s relative underperformance over the reporting period. The energy space is currently out of favor, but we believe that valuations remain compelling despite the current commodity price environment. Although our contrarian approach and valuation focus sometimes result in short-term relative performance lags, NFJ will not deviate from its investment process of targeting deep value names. An overweight in information technology and underweight in industrials contributed to results.

As a reminder, sector weight deviations are a result of NFJ’s bottom-up stock selection process and indicative of where the team is able to identify attractive valuation opportunities among high-quality, dividend-paying securities.

26	December 31, 2014 |	Semiannual Report

Unaudited

AllianzGI NFJ Dividend Value Fund (cont’d)

Average Annual Total Return for the period ended December 31, 2014

	6 Month*	1 Year	5 Year	10 Year	Since Inception†
AllianzGI NFJ Dividend Value Fund Class A	0.92%	9.65%	13.38%	6.88%	8.46%
AllianzGI NFJ Dividend Value Fund Class A (adjusted)	–4.63%	3.61%	12.10%	6.27%	8.04%
AllianzGI NFJ Dividend Value Fund Class B	0.56%	8.84%	12.54%	6.32%	8.07%
AllianzGI NFJ Dividend Value Fund Class B (adjusted)	–4.44%	3.84%	12.29%	6.32%	8.07%
AllianzGI NFJ Dividend Value Fund Class C	0.61%	8.82%	12.54%	6.09%	7.65%
AllianzGI NFJ Dividend Value Fund Class C (adjusted)	–0.39%	7.82%	12.54%	6.09%	7.65%
AllianzGI NFJ Dividend Value Fund Class D	0.93%	9.65%	13.37%	6.87%	8.45%
AllianzGI NFJ Dividend Value Fund Class R	0.81%	9.34%	13.10%	6.61%	8.19%
AllianzGI NFJ Dividend Value Fund Class P	1.07%	9.88%	13.67%	7.17%	8.80%
AllianzGI NFJ Dividend Value Fund Institutional Class	1.11%	9.99%	13.80%	7.27%	8.91%
AllianzGI NFJ Dividend Value Fund Administrative Class	0.97%	9.77%	13.51%	7.00%	8.63%
AllianzGI NFJ Dividend Value Fund Class R6	1.14%	10.01%	13.84%	7.32%	8.96%
Russell 1000 Value Index	4.78%	13.45%	15.42%	7.30%	6.88%
Lipper Equity Income Funds Average	2.28%	9.76%	13.28%	7.23%	6.48%

† The Fund began operations on 5/8/00. Benchmark comparisons began on the fund inception date. Lipper comparisons began on 4/30/00.

* Cumulative return.

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at us.allianzgi.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum sales charge of 5.50% on Class A shares, 5% contingent deferred sales charge (CDSC) on Class B shares and 1% CDSC on Class C shares. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. Please see pages 52-54 for more information. The Fund’s expense ratios are 1.05% for Class A shares, 1.80% for Class B shares, 1.80% for Class C shares, 1.05% for Class D shares, 1.30% for Class R shares, 0.80% for Class P shares, 0.70% for Institutional Class shares, 0.95% for Administrative Class shares and 0.65% for Class R6 shares. Expense ratio information is as of the Fund’s current prospectus dated August 29, 2014, as supplemented to date.

Cumulative Returns Through December 31, 2014

The Fund began operations on 5/8/00. Benchmark comparisons began on the fund inception date.

Industry/Sectors (as of December 31, 2014)

Banks	14.1%
Oil, Gas & Consumable Fuels	13.4%
Pharmaceuticals	9.4%
Insurance	8.1%
Diversified Telecommunication Services	6.0%
Health Care Equipment & Supplies	4.3%
Automobiles	4.2%
Software	4.0%
Other	35.6%
Cash & Equivalents — Net	0.9%

Semiannual Report	| December 31, 2014	27

Unaudited

AllianzGI NFJ Dividend Value Fund (cont’d)

Shareholder Expense Example	Actual Performance
	Class A	Class B	Class C	Class D	Class R	Class P	Institutional Class	Administrative Class	Class R6
Beginning Account Value (7/1/14)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (12/31/14)	$1,009.20	$1,005.60	$1,006.10	$1,009.30	$1,008.10	$1,010.70	$1,011.10	$1,009.70	$1,011.40
Expenses Paid During Period	$5.32	$9.10	$9.10	$5.32	$6.58	$4.05	$3.55	$4.81	$3.30

	Hypothetical Performance
	(5% return before expenses)
	Class A	Class B	Class C	Class D	Class R	Class P	Institutional Class	Administrative Class	Class R6
Beginning Account Value (7/1/14)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (12/31/14)	$1,019.91	$1,016.13	$1,016.13	$1,019.91	$1,018.65	$1,021.17	$1,021.68	$1,020.42	$1,021.93
Expenses Paid During Period	$5.35	$9.15	$9.15	$5.35	$6.61	$4.08	$3.57	$4.84	$3.31

For each class of the Fund, expenses are equal to the annualized expense ratio for the class (1.05% for Class A, 1.80% for Class B, 1.80% for Class C, 1.05% for Class D, 1.30% for Class R, 0.80% for Class P, 0.70% for Institutional Class, 0.95% for Administrative Class and 0.65% for R6 class), multiplied by the average account value over the period, multiplied by 184/365.

28	December 31, 2014 |	Semiannual Report

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December 31, 2014 |	Semiannual Report	29

Unaudited

AllianzGI NFJ International Value Fund

For the period of July 1, 2014 through December 31, 2014, as provided by Krysta Hill, Product Specialist Associate.

Fund Insights

For the reporting period ended December 31, 2014, Class A Shares at NAV of the AllianzGI NFJ International Value Fund (the “Fund”) returned -10.34%, underperforming the MSCI All Country World ex-US Index (the “benchmark index”), which returned -8.93%.

After getting out to a promising start in the first half of the year, international equities closed out the second half of 2014 in negative territory and largely trailed US stocks over the same period. In the international equity landscape, many developed countries underperformed their emerging-market counterparts, although excess returns from emerging markets were largely given back by negative currency impacts. After investors yanked billions of dollars out of emerging economies in 2013, some fears have seemingly subsided as the frequency of negative headlines has diminished over 2014. While the Fed contemplates raising the benchmark interest rate, central banks elsewhere around the world are accelerating money creation programs. In the third quarter, ECB President Mario Draghi committed to providing a liquidity backstop for Europe’s banking system while Japan avoided a slide into recession and confirmed its monetary policy stance. China and Japan have seen fresh shots of monetary stimulus from their central banks. Over the past quarter, the Chinese government injected ~500 billion yuan ($81.4 billion) into the country’s top five banks.

The benchmark index returns were marked in part by high dispersion among sector results. The weakest sector (energy) lagged the strongest sector (information technology) by almost 25%. All sectors generated a negative return for the period, though only two sectors—energy and materials—dipped into double-digit loss territory. By country, the top five performing countries—Egypt, China, Qatar, the Philippines and Indonesia—were all emerging markets countries. Several of Europe’s periphery nations, including Greece, Portugal, Italy and Spain, reported double-digit losses, alongside Russia, which declined almost 43% during the reporting period.

Negative sector allocation overwhelmed positive stock selection and country allocation

The Fund’s relative underperformance versus the benchmark index was due to negative sector allocation. Stock selection and country allocation, albeit to a lesser degree, contributed to relative results over the fiscal six-month reporting period.

In terms of stock selection, the Fund’s holdings in financials, consumer discretionary and information technology were the largest contributors to relative performance during the reporting period. This was somewhat offset by negative selection in the consumer staples, utilities and energy sectors. By country, selection was strongest in the UK, Canada and Switzerland. However, these gains were overwhelmed by negative selection in South Africa, Australia and Brazil.

The largest individual contributors to absolute performance were China Mobile, China Construction Bank, Bank of China Hong Kong Holdings, UK home builder Persimmon, and Bermuda-based Axis Capital Holding. Many detractors in the reporting period were hurt by a weak commodity pricing environment and falling oil prices in particular. Energy sector names, including South Africa-based Sasol, Statoil and Lukoil, as well as two Brazilian holdings, iron ore producer Vale SA and water utility SABESP, were the largest detractors from absolute performance.

Negative sector allocation, and more specifically an overweight in energy, was the primary driver of the Fund’s relative underperformance over the reporting period. The energy space is currently out of favor, but we believe that valuations remain compelling despite the current commodity price environment. Although our contrarian approach and valuation focus sometimes result in short-term relative performance lags, NFJ will not deviate from its investment process of targeting deep value names. Conversely, an underweight in the consumer discretionary sector somewhat aided the Fund’s relative returns.

From a country allocation perspective, the Fund’s overweight positions in Israel and China, as well as an underweight in South Korea, contributed to performance during the period. On the other hand, an underweight in Japan and an overweight in Norway hindered relative returns.

As a reminder, sector weight deviations are a result of NFJ’s bottom-up stock selection process and indicative of where the team is able to identify attractive valuation opportunities among high-quality, dividend-paying securities.

30	December 31, 2014 |	Semiannual Report

Unaudited

AllianzGI NFJ International Value Fund (cont’d)

Average Annual Total Return for the period ended December 31, 2014

	6 Month*	1 Year	5 Year	10 Year	Since Inception†
AllianzGI NFJ International Value Fund Class A	–10.34%	–5.61%	4.40%	6.66%	11.84%
AllianzGI NFJ International Value Fund Class A (adjusted)	–15.27%	–10.80%	3.23%	6.06%	11.31%
AllianzGI NFJ International Value Fund Class C	–10.65%	–6.29%	3.62%	5.87%	11.01%
AllianzGI NFJ International Value Fund Class C (adjusted)	–11.53%	–7.21%	3.62%	5.87%	11.01%
AllianzGI NFJ International Value Fund Class D	–10.32%	–5.58%	4.41%	6.66%	11.84%
AllianzGI NFJ International Value Fund Class R	–10.45%	–5.87%	4.14%	6.41%	11.59%
AllianzGI NFJ International Value Fund Class P	–10.20%	–5.38%	4.66%	6.95%	12.15%
AllianzGI NFJ International Value Fund Institutional Class	–10.18%	–5.30%	4.77%	7.05%	12.25%
AllianzGI NFJ International Value Fund Administrative Class	–10.27%	–5.53%	4.52%	6.79%	11.98%
AllianzGI NFJ International Value Fund Class R6	–10.17%	–5.29%	4.81%	7.10%	12.31%
MSCI All Country World ex-US Index	–8.93%	–3.87%	4.43%	5.13%	9.38%
Lipper International Large-Cap Core Funds Average	–10.54%	–7.17%	3.81%	4.39%	8.54%

† The Fund began operations on 1/31/03. Benchmark comparisons began on the fund inception date. Lipper comparisons began on 1/31/03.

* Cumulative return.

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at us.allianzgi.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum sales charge of 5.50% on Class A shares and 1% contingent deferred sales charge (CDSC) on Class C shares. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. Please see pages 52-54 for more information. The Fund’s gross expense ratios are 1.29% for Class A shares, 2.04% for Class C shares, 1.29% for Class D shares, 1.54% for Class R shares, 1.04% for Class P shares, 0.94% for Institutional Class shares, 1.19% for Administrative Class shares, and 0.89% for Class R6 shares. These ratios do not include an expense reduction, contractually agreed through at least October 31, 2015. The Fund’s expense ratios net of this reduction are 1.27% for Class A shares, 2.02% for Class C shares, 1.27% for Class D shares, 1.52% for Class R shares, 1.02% for Class P shares, 0.92% for Institutional Class shares, 1.17% for Administrative Class shares and 0.87% for Class R6 shares. Expense ratio information is as of the Fund’s current prospectus dated August 29, 2014, as supplemented to date.

Cumulative Returns Through December 31, 2014

The Fund began operations on 1/31/03. Benchmark comparisons began on the fund inception date.

Country Allocation (as of December 31, 2014)

United Kingdom	21.1%
China	9.0%
Japan	8.9%
Canada	7.4%
Germany	5.1%
Singapore	4.1%
Israel	4.1%
Hong Kong	4.0%
Other	34.4%
Cash & Equivalents — Net	1.9%

Semiannual Report	| December 31, 2014	31

Unaudited

AllianzGI NFJ International Value Fund (cont’d)

Shareholder Expense Example	Actual Performance
	Class A	Class C	Class D	Class R	Class P	Institutional Class	Administrative Class	Class R6
Beginning Account Value (7/1/14)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (12/31/14)	$896.60	$893.50	$896.80	$895.50	$898.00	$898.20	$897.30	$898.30
Expenses Paid During Period	$6.12	$9.69	$6.12	$7.31	$4.93	$4.45	$5.64	$4.21

	Hypothetical Performance
	(5% return before expenses)
	Class A	Class C	Class D	Class R	Class P	Institutional Class	Administrative Class	Class R6
Beginning Account Value (7/1/14)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (12/31/14)	$1,018.75	$1,014.97	$1,018.75	$1,017.49	$1,020.01	$1,020.52	$1,019.26	$1,020.77
Expenses Paid During Period	$6.51	$10.31	$6.51	$7.78	$5.24	$4.74	$6.01	$4.48

For each class of the Fund, expenses (net of fee waiver) are equal to the annualized expense ratio for the class (1.28% for Class A, 2.03% for Class C, 1.28% for Class D, 1.53% for Class R, 1.03% for Class P, 0.93% for Institutional Class, 1.18% for Administrative Class and 0.88% for Class R6), multiplied by the average account value over the period, multiplied by 184/365.

32	December 31, 2014 |	Semiannual Report

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December 31, 2014 |	Semiannual Report	33

Unaudited

AllianzGI NFJ Large-Cap Value Fund

For the period July 1, 2014 through December 31, 2014, as provided by Krysta Hill, Product Specialist Associate.

Fund Insights

For the reporting period ended December 31, 2014, Class A Shares at NAV of the AllianzGI NFJ Large-Cap Value Fund (the “Fund”) returned 3.73%, underperforming the Russell Top 200 Value Index (the “benchmark index”), which returned 5.45%.

Toward the end of the 2014 calendar year, the Fed ceased asset buying. However, in the Fed Minutes, they continued to use rhetoric suggesting that rates could stay low for a considerable amount of time to avoid prematurely stunting economic growth. The October employment report helped jolt a sharp rebound in the stock market as unemployment fell to 5.8%, the lowest level in five years. Within the Russell family of indices, results were positive across all market capitalization spectrums with larger cap names soundly outperforming their smaller cap counterparts. While the consensus amongst US economists was for the 10-year treasury rate to rise above 3.0% near year-end, the bonds surprised many and rallied to yield 2.2% by December. At the biannual meeting of OPEC nations on November 27, cartel members voted against production cuts despite a worsening supply glut and weakening demand. The move sent US crude oil to a five-year low of $53/barrel, down 46% for the year. Gold retreated 1.4% for the year, extending its slide since 2012 to nearly -30%.

The benchmark index returns were marked in part by high dispersion among sector results. The weakest sector (energy) lagged the strongest sector (information technology) by 30%. Total returns for three GICS sectors fell into negative territory for the period, with telecom services registering single digit losses while materials (-12%) and energy (-13%) were the weakest sectors by a wide margin over the fiscal six-month reporting period. The information technology, consumer staples and financials sectors generated the strongest results.

Stock selection and sector allocation detracted for the period

The Fund’s relative underperformance versus the benchmark index was due to negative stock selection and sector allocation, albeit to a lesser degree, over the fiscal six-month reporting period.

In terms of stock selection, the Fund’s holdings in the industrials and materials sectors were the largest contributors to relative performance during the reporting period. This was offset primarily by negative selection in the energy sector, though holdings in financials and health care also failed to keep pace with benchmark index shares.

The largest individual contributors to absolute performance were defense company Northrop Grumman, Allstate, Navient Corp., Intel and Hewlett Packard. Many detractors in the reporting period were hurt by a weak commodity pricing environment and falling oil prices in particular. Energy sector names, including France-based Total SA, ConocoPhillips, Marathon Oil and Chevron, as well as Freeport-McMoRan, were the largest detractors from absolute performance.

From a sector allocation perspective, an overweight in information technology and an underweight in energy contributed to the Fund’s relative returns during the reporting period. Conversely, being overweight the materials sector and underweight the consumer staples sector detracted the most from results.

As a reminder, sector weight deviations are a result of NFJ’s bottom-up stock selection process and indicative of where the team is able to identify attractive valuation opportunities among high-quality, dividend-paying securities.

Average Annual Total Return for the period ended December 31, 2014

	6 Month*	1 Year	5 Year	10 Year	Since Inception†
AllianzGI NFJ Large-Cap Value Fund Class A	3.73%	11.18%	13.75%	6.00%	7.64%
AllianzGI NFJ Large-Cap Value Fund Class A (adjusted)	–1.98%	5.07%	12.47%	5.40%	7.23%
AllianzGI NFJ Large-Cap Value Fund Class B	3.35%	10.32%	12.89%	5.36%	7.20%
AllianzGI NFJ Large-Cap Value Fund Class B (adjusted)	–1.64%	5.32%	12.64%	5.36%	7.20%
AllianzGI NFJ Large-Cap Value Fund Class C	3.33%	10.32%	12.91%	5.21%	6.85%
AllianzGI NFJ Large-Cap Value Fund Class C (adjusted)	2.33%	9.32%	12.91%	5.21%	6.85%
AllianzGI NFJ Large-Cap Value Fund Class D	3.72%	11.15%	13.74%	5.99%	7.64%
AllianzGI NFJ Large-Cap Value Fund Class R	3.59%	10.87%	13.47%	5.73%	7.41%
AllianzGI NFJ Large-Cap Value Fund Class P	3.89%	11.43%	14.04%	6.30%	7.99%
AllianzGI NFJ Large-Cap Value Fund Institutional Class	3.95%	11.56%	14.16%	6.40%	8.09%
AllianzGI NFJ Large-Cap Value Fund Administrative Class	3.82%	11.30%	13.87%	6.12%	7.82%
Russell Top 200 Value Index	5.45%	12.94%	14.55%	6.42%	5.21%
Lipper Large-Cap Value Funds Average	3.65%	10.60%	13.46%	6.35%	6.46%

† The Fund began operations on 5/8/00. Benchmark comparisons began on the fund inception date. Lipper comparisons began on 4/30/00.

* Cumulative return.

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at us.allianzgi.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum sales charge of 5.50% on Class A shares, 5% contingent deferred sales charge (CDSC) on Class B shares and 1% CDSC on Class C shares. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. Please see pages 52-54 for more information. The Fund’s expense ratios are 1.11% for Class A shares, 1.86% for Class B shares, 1.86% for Class C shares, 1.11% for Class D shares, 1.36% for Class R shares, 0.86% for Class P shares, 0.76% for Institutional Class shares and 1.01% for Administrative Class shares. Expense ratio information is as of the Fund’s current prospectus dated August 29, 2014, as supplemented to date.

34	December 31, 2014 |	Semiannual Report

Unaudited

AllianzGI NFJ Large-Cap Value Fund (cont’d)

Cumulative Returns Through December 31, 2014

The Fund began operations on 5/8/00. Benchmark comparisons began on the fund inception date.

Industry/Sectors (as of December 31, 2014 )

Banks	14.1%
Oil, Gas & Consumable Fuels	11.9%
Pharmaceuticals	9.9%
Insurance	6.1%
Consumer Finance	4.4%
Aerospace & Defense	4.3%
Software	3.8%
Diversified Telecommunication Services	3.6%
Other	41.2%
Cash & Equivalents — Net	0.7%

Shareholder Expense Example	Actual Performance
	Class A	Class B	Class C	Class D	Class R	Class P	Institutional Class	Administrative Class
Beginning Account Value (7/1/14)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (12/31/14)	$1,037.30	$1,033.50	$1,033.30	$1,037.20	$1,035.90	$1,038.90	$1,039.50	$1,038.20
Expenses Paid During Period	$5.70	$9.53	$9.53	$5.70	$6.98	$4.42	$3.91	$5.19

	Hypothetical Performance
	(5% return before expenses)
	Class A	Class B	Class C	Class D	Class R	Class P	Institutional Class	Administrative Class
Beginning Account Value (7/1/14)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (12/31/14)	$1,019.61	$1,015.83	$1,015.83	$1,019.61	$1,018.35	$1,020.87	$1,021.37	$1,020.11
Expenses Paid During Period	$5.65	$9.45	$9.45	$5.65	$6.92	$4.38	$3.87	$5.14

For each class of the Fund, expenses are equal to the annualized expense ratio for the class (1.11% for Class A, 1.86 % for Class B, 1.86 % for Class C, 1.11% for Class D, 1.36 % for Class R, 0.86% for Class P, 0.76 % for Institutional Class and 1.01% for Administrative Class), multiplied by the average account value over the period, multiplied by 184/365.

Semiannual Report	| December 31, 2014	35

Unaudited

AllianzGI NFJ Mid-Cap Value Fund

For the period of July 1, 2014 through December 31, 2014, as provided by Krysta Hill, Product Specialist Associate.

Fund Insights

For the reporting period ended December 31, 2014, Class A Shares at NAV of the AllianzGI NFJ Mid-Cap Value Fund (the “Fund”) returned 1.03%, underperforming the Russell Midcap Value Index (the “benchmark index”), which returned 3.25%.

Toward the end of the 2014 calendar year, the Fed ceased asset buying. However, in the Fed Minutes, they continued to use rhetoric suggesting that rates could stay low for a considerable amount of time to avoid prematurely stunting economic growth. The October employment report helped jolt a sharp rebound in the stock market as unemployment fell to 5.8%, the lowest level in five years. Within the Russell family of indices, results were positive across all market capitalization spectrums with large cap names outperforming mid cap companies. Both large and mid cap stocks soundly outpaced their smaller cap counterparts over the reporting period. While the consensus amongst US economists was for the 10-year treasury rate to rise above 3.0% near year-end, the bonds surprised many and rallied to yield 2.2% by December. At the biannual meeting of OPEC nations on November 27, cartel members voted against production cuts despite a worsening supply glut and weakening demand. The move sent US crude oil to a five-year low of $53/barrel, down 46% for the year. Gold retreated 1.4% for the year, extending its slide since 2012 to nearly -30%.

The benchmark index returns were marked in part by high dispersion among sector results. The weakest sector (energy) lagged the strongest sector (health care) by almost 50%. Total returns for three GICS sectors fell into negative territory for the period, with materials and industrials registering single digit losses. Energy was the weakest sector by a wide margin, falling more than 36% over the six-month fiscal reporting period. The health care, consumer discretionary and telecom services sectors generated the strongest results.

Negative sector allocation overwhelmed gains from stock selection

The Fund’s relative underperformance versus the benchmark index was due to negative sector allocation, which overwhelmed positive results from stock selection during the reporting period.

In terms of stock selection, the Fund’s holdings in the energy, information technology and industrials sectors were the largest contributors to relative performance during the reporting period. These positive results were only partially offset by poor selection in the financials, materials and consumer discretionary sectors.

The largest individual contributors to absolute performance were Southwest Airlines, Avago Technologies, Whirlpool, Brocade Communications, and defense company Northrop Grumman. Many detractors in the reporting period were hurt by a weak commodity pricing environment and falling oil prices in particular. Energy sector names, including oil and gas exploration and production company SM Energy, Canadian Oil Sands, energy producer Encana Corp. and Marathon Oil, as well as Trinity Industries, were the largest detractors from absolute performance.

From a sector allocation perspective, an overweight in energy was the primary detractor to the Fund’s relative underperformance over the reporting period. The energy space is currently out of favor, but we believe that valuations remain compelling despite the current commodity price environment. Although our contrarian approach and valuation focus sometimes result in short-term relative performance lags, NFJ will not deviate from its investment process of targeting deep value names. Conversely, an overweight in consumer staples contributed somewhat to results.

As a reminder, sector weight deviations are a result of NFJ’s bottom-up stock selection process and indicative of where the team is able to identify attractive valuation opportunities among high-quality, dividend-paying securities.

36	December 31, 2014 |	Semiannual Report

Unaudited

AllianzGI NFJ Mid-Cap Value Fund (cont’d)

Average Annual Total Return for the period ended December 31, 2014

	6 Month*	1 Year	5 Year	10 Year	Since Inception†
AllianzGI NFJ Mid-Cap Value Fund Class A	1.03%	8.42%	14.44%	6.00%	11.54%
AllianzGI NFJ Mid-Cap Value Fund Class A (adjusted)	–4.53%	2.46%	13.16%	5.40%	11.30%
AllianzGI NFJ Mid-Cap Value Fund Class B	0.66%	7.62%	13.58%	5.45%	11.32%
AllianzGI NFJ Mid-Cap Value Fund Class B (adjusted)	–4.34%	2.62%	13.34%	5.45%	11.32%
AllianzGI NFJ Mid-Cap Value Fund Class C	0.67%	7.62%	13.58%	5.21%	10.71%
AllianzGI NFJ Mid-Cap Value Fund Class C (adjusted)	–0.33%	6.62%	13.58%	5.21%	10.71%
AllianzGI NFJ Mid-Cap Value Fund Class D	1.05%	8.44%	14.44%	6.00%	11.54%
AllianzGI NFJ Mid-Cap Value Fund Class R	0.94%	8.16%	14.14%	5.74%	11.19%
AllianzGI NFJ Mid-Cap Value Fund Class P	1.17%	8.68%	14.74%	6.30%	11.83%
AllianzGI NFJ Mid-Cap Value Fund Institutional Class	1.21%	8.83%	14.85%	6.40%	11.94%
AllianzGI NFJ Mid-Cap Value Fund Administrative Class	1.06%	8.51%	14.55%	6.13%	11.69%
Russell Midcap Value Index	3.25%	14.75%	17.43%	9.43%	12.41%
Lipper Multi-Cap Core Funds Average	1.82%	9.25%	14.18%	6.77%	8.46%

† The Fund began operations on 4/18/88. Benchmark and Lipper performance comparisons began on 4/30/88.

* Cumulative return.

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at us.allianzgi.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum sales charge of 5.50% on Class A shares, 5% contingent deferred sales charge (CDSC) on Class B shares and 1% CDSC on Class C shares. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. Please see pages 52-54 for more information. The Fund’s expense ratios are 1.35% for Class A shares, 2.10% for Class B shares, 2.10% for Class C shares, 1.35% for Class D shares, 1.60% for Class R shares, 1.10% for Class P shares, 1.00% for Institutional Class shares and 1.25% for Administrative Class shares. Expense ratio information is as of the Fund’s current prospectus dated August 29, 2014, as supplemented to date.

Cumulative Returns Through December 31, 2014

The Fund began operations on 4/18/88. Benchmark performance comparisons began on 4/30/88.

Industry/Sectors (as of December 31, 2014)

Insurance	9.8%
Banks	6.9%
Oil, Gas & Consumable Fuels	6.9%
Food Products	5.6%
Capital Markets	5.1%
Chemicals	4.9%
Machinery	4.4%
Electric Utilities	3.6%
Other	50.5%
Cash & Equivalents — Net	2.3%

Semiannual Report	| December 31, 2014	37

Unaudited

AllianzGI NFJ Mid-Cap Value Fund (cont’d)

Shareholder Expense Example	Actual Performance
	Class A	Class B	Class C	Class D	Class R	Class P	Institutional Class	Administrative Class
Beginning Account Value (7/1/14)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (12/31/14)	$1,010.30	$1,006.60	$1,006.70	$1,010.50	$1,009.40	$1,011.70	$1,012.10	$1,010.60
Expenses Paid During Period	$6.38	$10.17	$10.17	$6.39	$7.65	$5.12	$4.62	$5.88

	Hypothetical Performance
	(5% return before expenses)
	Class A	Class B	Class C	Class D	Class R	Class P	Institutional Class	Administrative Class
Beginning Account Value (7/1/14)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (12/31/14)	$1,018.85	$1,015.07	$1,015.07	$1,018.85	$1,017.59	$1,020.11	$1,020.62	$1,019.36
Expenses Paid During Period	$6.41	$10.21	$10.21	$6.41	$7.68	$5.14	$4.63	$5.90

For each class of the Fund, expenses are equal to the annualized expense ratio for the class (1.26% for Class A, 2.01% for Class B, 2.01% for Class C, 1.26% for Class D, 1.51% for Class R, 1.01% for Class P, 0.91% for Institutional Class and 1.16% for Administrative Class), multiplied by the average account value over the period, multiplied by 184/365.

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December 31, 2014 |	Semiannual Report	39

Unaudited

AllianzGI NFJ Small-Cap Value Fund

For the period of July 1, 2014 through December 31, 2014, as provided by Krysta Hill, Product Specialist Associate.

Fund Insights

For the reporting period ended December 31, 2014, Class A Shares at NAV of the AllianzGI NFJ Small-Cap Value Fund (the “Fund”) returned -4.40%, underperforming the Russell 2000 Value Index (the “benchmark index”), which was effectively flat during the reporting period, returning 0.01%.

Leading into 2014, the benchmark index had recorded two years of remarkable growth, exemplified by a 59% cumulative return for the 2012-2013 period. The benchmark index was flat in the second half of the 2014 calendar year as declines from the third quarter were offset by strength in the fourth quarter. The benchmark index returns were particularly volatile over the fiscal six-month reporting period, and divergent market performance was tied, in part, to a sizeable drop in oil prices. At the biannual meeting of OPEC nations on November 27, cartel members voted against production cuts despite a worsening supply glut and weakening demand. The move sent US crude oil to a five-year low of $53/barrel, down 46% for the year. According to index provider Russell Investments, the benchmark index exhibited a forward P/E ratio of 17.1x at the end of 2014, which is a 19% premium compared to its 20-year average. The Fund has historically exhibited a deeper value tilt than the benchmark index and continued to maintain noteworthy absolute and relatively lower forward earnings multiples versus the benchmark index and broader market during the reporting period.

The benchmark index returns were marked in part by high dispersion among sector results. The weakest sector (energy) lagged the strongest sector (health care) by over 55%. Total returns for four GICS sectors fell into negative territory for the period, with industrials, telecom services and materials registering single digit losses. Energy was the weakest sector by a wide margin, falling more than 45% over the fiscal six-month reporting period. The health care, consumer staples and financials sectors generated the strongest results.

Negative sector allocation overwhelmed gains from positive stock selection

The Fund’s relative underperformance versus the benchmark index was due to negative sector allocation. Stock selection was strong for the period but overwhelmed by the negative impact of the Fund’s portfolio biases.

In terms of stock selection, the Fund’s holdings in the energy and information technology sectors were the largest contributors to relative performance during the reporting period. Conversely, selection in the materials and financials sectors detracted from relative results.

The largest individual contributors to absolute performance were Cracker Barrel Old Country Store, Booz Allen Hamilton, internet service company j2 Global, title insurance and closing/settlement services provider First American Corp. and Buckle Inc. Many detractors in the reporting period were hurt by a weak commodity pricing environment and falling oil prices in particular. Energy sector names, including Precision Drilling, LinnCo and Tidewater, as well as Rayonier Advanced Materials and Sturm Ruger, were the largest detractors from absolute performance.

Negative sector allocation, and more specifically, an overweight in energy and an underweight in financials, were the primary detractors to the Fund’s relative underperformance over the reporting period. The energy space is currently out of favor, but we believe that valuations remain compelling despite the current commodity price environment. Although our contrarian approach and valuation focus sometimes result in short-term relative performance lags, NFJ will not deviate from its investment process of targeting deep value names. Furthermore, financials constitutes 40% of the benchmark index, and in keeping with NFJ’s emphasis on diversification, we remain underweight the sector. An overweight in the consumer staples sector aided the Fund’s trailing six-month results.

As a reminder, sector weight deviations are a result of NFJ’s bottom-up stock selection process and indicative of where the team is able to identify attractive valuation opportunities among high-quality, dividend-paying securities.

40	December 31, 2014 |	Semiannual Report

Unaudited

AllianzGI NFJ Small-Cap Value Fund (cont’d)

Average Annual Total Return for the period ended December 31, 2014

	6 Month*	1 Year	5 Year	10 Year	Since Inception†
AllianzGI NFJ Small-Cap Value Fund Class A	–4.40%	1.60%	13.46%	9.05%	11.96%
AllianzGI NFJ Small-Cap Value Fund Class A (adjusted)	–9.66%	–3.99%	12.19%	8.44%	11.69%
AllianzGI NFJ Small-Cap Value Fund Class B	–4.80%	0.84%	12.61%	8.48%	11.71%
AllianzGI NFJ Small-Cap Value Fund Class B (adjusted)	–8.43%	–3.01%	12.36%	8.48%	11.71%
AllianzGI NFJ Small-Cap Value Fund Class C	–4.80%	0.84%	12.61%	8.24%	11.13%
AllianzGI NFJ Small-Cap Value Fund Class C (adjusted)	–5.52%	0.08%	12.61%	8.24%	11.13%
AllianzGI NFJ Small-Cap Value Fund Class D	–4.43%	1.58%	13.46%	9.05%	11.96%
AllianzGI NFJ Small-Cap Value Fund Class R	–4.55%	1.33%	13.18%	8.78%	11.63%
AllianzGI NFJ Small-Cap Value Fund Class P	–4.30%	1.86%	13.75%	9.35%	12.29%
AllianzGI NFJ Small-Cap Value Fund Institutional Class	–4.23%	2.01%	13.91%	9.49%	12.42%
AllianzGI NFJ Small-Cap Value Fund Administrative Class	–4.33%	1.74%	13.64%	9.22%	12.08%
AllianzGI NFJ Small-Cap Value Fund Class R6	–4.23%	2.03%	13.97%	9.54%	12.47%
Russell 2000 Value Index	0.01%	4.22%	14.26%	6.89%	11.66%
Lipper Small-Cap Value Funds Average	–0.86%	3.49%	14.45%	7.45%	10.55%

† The Fund began operations on 10/1/91. Benchmark comparisons began on the fund inception date. Lipper comparisons began on 9/30/91.

* Cumulative return.

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at us.allianzgi.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum sales charge of 5.50% on Class A shares, 5% contingent deferred sales charge (CDSC) on Class B shares and 1% CDSC on Class C shares. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. Please see pages 52-54 for more information. The Fund’s gross expense ratios are 1.21% for Class A shares, 1.96% for Class B shares, 1.96% for Class C shares, 1.21% for Class D shares, 1.46% for Class R shares, 0.96% for Class P shares, 0.86% for Institutional Class shares, 1.11% for Administrative Class shares and 0.81% for Class R6 shares. These ratios do not include an expense reduction, contractually agreed through at least October 31, 2015. The Fund’s expense ratios net of this reduction are 1.18% for Class A shares, 1.93% for Class B shares, 1.93% for Class C shares, 1.18% for Class D shares, 1.43% for Class R shares, 0.93% for Class P shares, 0.78% for Institutional Class shares, 1.03% for Administrative Class shares and 0.73% for Class R6 shares. Expense ratio information is as of the Fund’s current prospectus dated August 29, 2014, as supplemented to date.

Cumulative Returns Through December 31, 2014

The Fund began operations on 10/1/91. Benchmark comparisons began on the fund inception date.

Industry/Sectors (as of December 31, 2014)

Banks	11.9%
Oil, Gas & Consumable Fuels	6.6%
Chemicals	5.6%
Real Estate Investment Trust	5.5%
Insurance	5.2%
Machinery	5.0%
Metals & Mining	5.0%
Aerospace & Defense	3.9%
Other	48.3%
Cash & Equivalents — Net	3.0%

Semiannual Report	| December 31, 2014	41

Unaudited

AllianzGI NFJ Small-Cap Value Fund (cont’d)

Shareholder Expense Example	Actual Performance
	Class A	Class B	Class C	Class D	Class R	Class P	Institutional Class	Administrative Class	Class R6
Beginning Account Value (7/1/14)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (12/31/14)	$956.00	$952.00	$952.00	$955.70	$954.50	$957.00	$957.70	$956.70	$957.70
Expenses Paid During Period	$5.87	$9.55	$9.55	$5.87	$7.09	$4.64	$3.90	$5.13	$3.65

	Hypothetical Performance
	(5% return before expenses)
	Class A	Class B	Class C	Class D	Class R	Class P	Institutional Class	Administrative Class	Class R6
Beginning Account Value (7/1/14)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (12/31/14)	$1,019.21	$1,015.43	$1,015.43	$1,019.21	$1,017.95	$1,020.47	$1,021.22	$1,019.96	$1,021.48
Expenses Paid During Period	$6.06	$9.86	$9.86	$6.06	$7.32	$4.79	$4.02	$5.30	$3.77

For each class of the Fund, expenses (net of fee waiver) are equal to the annualized expense ratio for the class (1.19% for Class A, 1.94% for Class B, 1.94% for Class C, 1.19% for Class D, 1.44% for Class R, 0.94% for Class P, 0.79% for Institutional Class, 1.04% for Administrative Class and 0.74% for Class R6), multiplied by the average account value over the period, multiplied by 184/365.

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Semiannual Report	| December 31, 2014	43

Unaudited

AllianzGI Opportunity Fund

For the period of July 1, 2014 through December 31, 2014, as provided by Mark Roemer, Portfolio Manager.

Fund Insights

For the reporting period ended December 31, 2014, Class A Shares at NAV of the AllianzGI Opportunity Fund (the “Fund”) returned -0.18%, underperforming the Russell 2000 Index (the “benchmark index”), which returned 1.65%.

Market Environment

US small cap equities were impacted by an on-again, off-again performance pattern which resulted in only a modest gain during the reporting period. Small cap equities were lower by 6% in July due to market skittishness and a preference for large cap equities, while shares advanced by nearly 5% in August as quarterly earnings generally came in ahead of estimates. Markets again reversed by 6% in September as investors focused on the prospect of the Fed’s conclusion of its asset purchase program and an inevitable rise in interest rates, helping to put a damper on near-term growth expectations globally. Small cap equities advanced by a greater than 6% margin in October as investors applauded higher GDP growth and a reduction in the unemployment rate. The pace of the bi-polar market cooled with moderate gains in November and December, with the combination of slowing global demand and a stronger US dollar driving commodity prices sharply lower. While the decline in energy prices resulted in headwinds for commodity shares, it simultaneously fueled speculation of an increase in consumer-related spending, given higher levels of discretionary income.

Sector performance for the benchmark index was extremely divergent during the semiannual reporting period. Health care stocks were up over 13%, followed by near double-digit returns for consumer staples stocks. Meanwhile, small cap energy stocks were decimated by the decline in oil prices, down more than 45%. Other pro-cyclical stocks, including materials and industrials, were modestly lower during the reporting period.

Performance driven by positive allocation and modestly negative stock selection

The Fund’s performance relative to the benchmark index was impacted by allocation decisions, which were offset partially by more conservative stock selection. Specifically, consumer discretionary was the primary laggard due to performance in the apparel and auto components industries. Health care performance trailed the benchmark index due to an underweight in higher risk biotechnology stocks, which ended up leading gains in the sector. Conversely, our positive stockpicking in the energy sector added to results, as did bottom-up stock selection in the information technology sector.

The largest individual active contributor was VCA Inc., an owner and operator of veterinary hospitals, which advanced thanks to continued earnings momentum and positive industry trends. Hawaiian Holdings Inc., a provider of passenger, cargo and mail transportation to the island of Hawaii, rallied as a result of a meaningful decline in jet fuel prices coupled with higher capacity levels. Meanwhile, Tower International, Inc., a supplier of automotive body frames, declined due to concerns of slowing demand from Europe. Shares of Albany Molecular Research Inc., a chemistry researcher and services provider, declined following earnings results which came in below Wall Street expectations due in part to weather-related disruptions.

Reorganization. The Board of Trustees has approved an Agreement and Plan of Reorganization pursuant to which the Fund would be reorganized with and into another existing series of the Trust, the AllianzGl Small-Cap Blend Fund (the “Reorganization”). The closing date of the Reorganization is expected to be on or about March 9, 2015, although the Reorganization may be delayed. Please see the Fund’s prospectus for more information.

Average Annual Total Return for the period ended December 31, 2014

	6 Month*	1 Year	5 Year	10 Year	Since Inception†
AllianzGI Opportunity Fund Class A	–0.18%	–0.44%	8.38%	5.55%	11.31%
AllianzGI Opportunity Fund Class A (adjusted)	–5.67%	–5.92%	7.16%	4.96%	11.10%
AllianzGI Opportunity Fund Class B	–0.56%	–1.17%	7.57%	5.00%	11.12%
AllianzGI Opportunity Fund Class B (adjusted)	–4.79%	–5.38%	7.27%	5.00%	11.12%
AllianzGI Opportunity Fund Class C	–0.56%	–1.17%	7.57%	4.77%	10.49%
AllianzGI Opportunity Fund Class C (adjusted)	–1.40%	–2.01%	7.57%	4.77%	10.49%
AllianzGI Opportunity Fund Class D	–0.16%	–0.43%	8.38%	5.56%	11.34%
AllianzGI Opportunity Fund Class R	–0.26%	–0.72%	8.12%	5.31%	11.04%
AllianzGI Opportunity Fund Class P	–0.07%	–0.20%	8.65%	5.84%	11.60%
AllianzGI Opportunity Fund Institutional Class	0.02%	–0.10%	8.76%	5.95%	11.71%
AllianzGI Opportunity Fund Administrative Class	–0.10%	–0.34%	8.49%	5.68%	11.45%
Russell 2000 Index	1.65%	4.89%	15.55%	7.77%	9.98%
Russell 2000 Growth Index	3.31%	5.60%	16.80%	8.54%	8.13%
Lipper Small-Cap Growth Funds Average	–0.04%	3.85%	14.41%	7.69%	N.A.

† The Fund began operations on 2/24/84. Benchmark and Lipper performance comparisons began on 2/29/84. The Russell 2000 Index replaced Russell 2000 Growth Index as the Fund’s benchmark on 4/8/13.

* Cumulative return.

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at us.allianzgi.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum sales charge of 5.50% on Class A shares, 5% contingent deferred sales charge (CDSC) on Class B shares and 1% CDSC on Class C shares. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. Please see pages 52-54 for more information. The Fund’s gross expense ratios are 1.31% for Class A shares, 2.06% for Class B shares, 2.06% for Class C shares, 1.31% for Class D shares, 1.56% for Class R shares, 1.06% for Class P shares, 0.96% for Institutional Class shares and 1.21% for Administrative Class shares. These ratios do not include an expense reduction, contractually agreed through at least October 31, 2015. The Fund’s expense ratios net of this reduction are 1.26% for Class A shares, 2.01% for Class B shares, 2.01% for Class C shares, 1.26% for Class D shares, 1.51% for Class R shares, 1.01% for Class P shares, 0.91% for Institutional Class shares and 1.16% for Administrative Class shares. Expense ratio information is as of the Fund’s current prospectus dated August 29, 2014, as supplemented to date.

44	December 31, 2014 |	Semiannual Report

Unaudited

AllianzGI Opportunity Fund (cont’d)

Cumulative Returns Through December 31, 2014

The Fund began operations on 2/24/84. Benchmark performance comparisons began on 2/29/84.

Industry/Sectors (as of December 31, 2014)

Real Estate Investment Trust	11.6%
Health Care Providers & Services	7.3%
Banks	6.9%
Specialty Retail	6.7%
Health Care Equipment & Supplies	6.5%
Semiconductors & Semiconductor Equipment	5.7%
Insurance	5.6%
Electronic Equipment, Instruments & Components	4.6%
Other	43.3%
Cash & Equivalents — Net	1.8%

Shareholder Expense Example	Actual Performance
	Class A	Class B	Class C	Class D	Class R	Class P	Institutional Class	Administrative Class
Beginning Account Value (7/1/14)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (12/31/14)	$998.20	$994.40	$994.40	$998.40	$997.40	$999.30	$1,000.20	$999.00
Expenses Paid During Period	$6.35	$10.10	$10.10	$6.35	$7.60	$5.09	$4.59	$5.84

	Hypothetical Performance
	(5% return before expenses)
	Class A	Class B	Class C	Class D	Class R	Class P	Institutional Class	Administrative Class
Beginning Account Value (7/1/14)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (12/31/14)	$1,018.85	$1,015.07	$1,015.07	$1,018.85	$1,017.59	$1,020.11	$1,020.62	$1,019.36
Expenses Paid During Period	$6.41	$10.21	$10.21	$6.41	$7.68	$5.14	$4.63	$5.90

For each class of the Fund, expenses (net of fee waiver) are equal to the annualized expense ratio for the class (1.26% for Class A, 2.01% for Class B, 2.01% for Class C, 1.26% for Class D, 1.51% for Class R, 1.01% for Class P, 0.91% for Institutional Class and 1.16% for Administrative Class), multiplied by the average account value over the period, multiplied by 184/365.

Semiannual Report	| December 31, 2014	45

Unaudited

AllianzGI Small-Cap Blend Fund

For the period from July 1, 2014 through December 31, 2014, as provided by Kunal Ghosh, Portfolio Manager.

Fund Insights

For the reporting period ended December 31, 2014, Class A Shares at NAV of the AllianzGI Small-Cap Blend Fund (the “Fund”) returned -0.21%, underperforming the Russell 2000 Index (the “benchmark index”), which returned 1.65%.

Market Environment

US small cap equities were impacted by an on-again, off-again performance pattern which resulted in only a modest gain during the reporting period. Small cap equities were lower by 6% in July due to market skittishness and preference for large cap equities, while shares advanced by nearly 5% in August as quarterly earnings generally came in ahead of estimates. Markets again reversed by 6% in September as investors focused on the prospect of the Fed’s conclusion of its asset purchase program and an inevitable rise in interest rates, helping to put a damper on near-term growth expectations globally. Small cap equities advanced by a greater than 6% margin in October as investors applauded higher GDP growth and a reduction in the unemployment rate. The pace of the bi-polar market cooled with moderate gains in November and December, with the combination of slowing global demand and a stronger US dollar driving commodity prices sharply lower. While the decline in energy prices resulted in headwinds for commodity shares, it simultaneously fueled speculation of an increase in consumer-related spending given higher levels of discretionary income.

Sector performance for the benchmark index was extremely divergent during the semiannual reporting period. Health care stocks were up over 13%, followed by near double-digit returns for consumer staples stocks. Meanwhile, small cap energy stocks were decimated by the decline in oil prices, down more than 45%. Other pro-cyclical stocks, including materials and industrials, were modestly lower during the reporting period.

Performance driven by allocation decisions

The Fund combines four separately managed, unique small cap strategies in one investment. The Fund’s performance relative to the benchmark index was impacted by neutral stock picking and allocation decisions which detracted modestly from relative results.

Specifically, health care performance trailed the benchmark index due to an underweight in higher risk biotechnology stocks, which ended up leading gains in that sector. Consumer discretionary was the primary laggard due to performance in the apparel and auto components industries. Meanwhile, an overweight allocation to the energy sector was offset by a substantial relative outperformance due to stock selection. Bottom-up selections in the industrials sector also contributed to relative results, thanks primarily to the electrical equipment and airlines industries.

The largest individual active contributor was VCA Inc., an owner and operator of veterinary hospitals, which advanced thanks to continued earnings momentum and positive industry trends. Shares of Super Micro Computer, Inc., a designer and manufacturer of servers, rallied due in part to gains in market share. Meanwhile, Tower International, Inc., a supplier of automotive body frames, declined due to concerns of slowing demand from Europe. Shares of Albany Molecular Research Inc., a chemistry researcher and services provider, declined following earnings results which came in below Wall Street expectations due in part to weather-related disruptions.

Average Annual Total Return for the period ended December 31, 2014

	6 Month*	1 Year	Since Inception†
AllianzGI Small-Cap Blend Fund Class A	–0.21%	2.26%	14.72%
AllianzGI Small-Cap Blend Fund Class A (adjusted)	–5.70%	–3.37%	10.48%
AllianzGI Small-Cap Blend Fund Class C	–0.58%	1.49%	13.89%
AllianzGI Small-Cap Blend Fund Class C (adjusted)	–1.52%	0.53%	13.89%
AllianzGI Small-Cap Blend Fund Class D	–0.22%	2.24%	14.72%
AllianzGI Small-Cap Blend Fund Class P	–0.09%	2.43%	14.99%
AllianzGI Small-Cap Blend Fund Institutional Class	–0.04%	2.53%	15.10%
Russell 2000 Index	1.65%	4.89%	15.49%
Lipper Small-Cap Growth Funds Average	1.80%	2.23%	15.67%

† The Fund began operations on 7/1/13. Benchmark performance comparison began on 7/1/13. Lipper performance comparisons began on 6/30/13.

* Cumulative return.

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at us.allianzgi.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum sales charge of 5.50% on Class A shares and 1% CDSC on Class C shares. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. Please see pages 52-54 for more information. The Fund’s expense ratios are 1.32% for Class A shares, 2.07% for Class C shares, 1.32% for Class D shares, 1.07% for Class P shares and 0.97% for Institutional Class shares. Expense ratio information is as of the Fund’s current prospectus dated August 29, 2014, as supplemented to date.

46	December 31, 2014 |	Semiannual Report

Unaudited

AllianzGI Small-Cap Blend Fund (cont’d)

Cumulative Returns Through December 31, 2014

The Fund began operations on 7/1/13. Benchmark performance comparisons began on 7/1/13.

Industry/Sectors (as of December 31, 2014)

Real Estate Investment Trust	7.8%
Health Care Providers & Services	6.4%
Banks	6.1%
Health Care Equipment & Supplies	5.1%
Semiconductors & Semiconductors Equipment	4.8%
Hotels, Restaurant & Leisure	4.7%
Specialty Retail	4.4%
Insurance	3.4%
Other	54.6%
Cash & Equivalents — Net	2.7%

Shareholder Expense Example	Actual Performance
	Class A	Class C	Class D	Class P	Institutional Class
Beginning Account Value (7/1/14)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (12/31/14)	$997.90	$994.20	$997.80	$999.10	$999.60
Expenses Paid During Period	$6.65	$10.40	$6.65	$5.39	$4.89

	Hypothetical Performance
	(5% return before expenses)
	Class A	Class C	Class D	Class P	Institutional Class
Beginning Account Value (7/1/14)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (12/31/14)	$1,018.55	$1,014.77	$1,018.55	$1,019.81	$1,020.32
Expenses Paid During Period	$6.72	$10.51	$6.72	$5.45	$4.94

For each class of the Fund, expenses are equal to the annualized expense ratio for the class (1.32% for Class A, 2.07% for Class C, 1.32% for Class D, 1.07% for Class P and 0.97% for Institutional Class), multiplied by the average account value over the period, multiplied by 184/365.

Semiannual Report	| December 31, 2014	47

Unaudited

AllianzGI Technology Fund

For the period of July 1, 2014 through December 31, 2014, as provided by Huachen Chen, CFA and Walter Price, CFA, Portfolio Managers.

Fund Insights

For the reporting period ended December 31, 2014, Class A Shares at NAV of the AllianzGI Technology Fund (the “Fund”) returned 5.17%, underperforming the S&P North American Technology Sector Index (the “benchmark index”), which returned 7.73%.

Though our strategy is primarily comprised of secular growth technology companies, we maintain a portion of the portfolio in more total-return oriented holdings that have attractive valuations but also have company/industry drivers that could help them re-rate. This segment complements the higher-growth portion of our holdings. As intended, this group did well during the high-growth sell-off and this mitigated some of the losses we sustained among those names. While we increased our absolute weight in larger cap, total-return companies during the period, we were underweight these stocks relative to the benchmark index. Consequently, a large portion of the Fund’s underperformance was due to underweight positions in large and mega cap stocks.

Historically, we have maintained a sizable underweight to mega and large cap companies, generally in the traditional hardware and software markets, which do not typically have the growth rates advocated by our strategy. Our view on these companies has moderated, as we believe some of them will become growth companies again and will re-rate with higher valuations. We will generally moderate our underweight to mega and large caps during “risk-off” periods, and this transition opportunity has caused us to increase the Fund’s holdings in this group even more than normally. We continue to maintain large positions in several mid cap companies, particularly in the mobile/consumer Internet and cloud computing group that we believe are the future winners in the technology sector. To the extent that investors value yield and cash over growth, we have found that our strategy will be somewhat disadvantaged in environments characterized by heightened macroeconomic uncertainty.

During the period, several attractively valued stocks in traditional hardware component areas such as memory and hard disk drives added to the Fund’s relative performance. These companies have recently experienced more favorable supply/demand conditions in their respective markets, which have helped them reduce perceptions of high sensitivity to the economic cycle and led to the appreciation in their prices. Other relative contributors included our positions in network security companies. This area of technology is rapidly gaining more attention as the increasing sophistication of cyberattacks has triggered more spending towards providers that offer new security technologies.

While our investments in some of our mobile/consumer internet holdings were strong performers, some of our holdings in this area are earlier in the process of refining their monetization models and thus struggled during the period. Other relative detractors included our positions in companies with exposure to alternative energy technologies. These companies have been negatively impacted by the sharp decline in oil prices. Despite the short-term weakness, we expect these companies to prosper in the long-term, as they provide disruptive technologies that should drive significant growth over time.

Looking forward, we continue to believe the technology sector can provide some of the best absolute and relative return opportunities in the equity markets—especially for bottom-up stock pickers. At present, we are seeing a wave of innovation in the sector that we believe has the potential to produce attractive returns for companies with best-in-class solutions. We also see a number of companies with present valuations that, in our view, do not fully reflect positive company- and/or industry-specific tailwinds. We will continue to carefully balance the risks and rewards of these opportunities within the portfolio, leveraging our industry expertise and emphasizing individual stock selection.

Average Annual Total Return for the period ended December 31, 2014

	6 Month*	1 Year	5 Year	10 Year	Since Inception†
AllianzGI Technology Fund Class A	5.17%	12.39%	15.74%	9.53%	13.32%
AllianzGI Technology Fund Class A (adjusted)	–0.62%	6.20%	14.44%	8.91%	12.98%
AllianzGI Technology Fund Class B	4.77%	11.54%	14.87%	8.87%	12.96%
AllianzGI Technology Fund Class B (adjusted)	0.53%	7.04%	14.64%	8.87%	12.96%
AllianzGI Technology Fund Class C	4.78%	11.55%	14.88%	8.72%	12.47%
AllianzGI Technology Fund Class C (adjusted)	3.93%	10.65%	14.88%	8.72%	12.47%
AllianzGI Technology Fund Class D	5.17%	12.39%	15.75%	9.53%	13.44%
AllianzGI Technology Fund Class P	5.31%	12.67%	16.02%	9.83%	13.71%
AllianzGI Technology Fund Institutional Class	5.36%	12.80%	16.15%	9.94%	13.82%
AllianzGI Technology Fund Administrative Class	5.22%	12.50%	15.86%	9.67%	13.54%
NASDAQ Composite Index	7.44%	13.40%	15.85%	8.09%	8.24%
S&P North American Technology Sector Index	7.73%	15.28%	14.83%	9.15%	9.33%
Lipper Global Science/Technology Funds Average	3.02%	11.37%	13.00%	9.57%	11.29%

† The Fund began operations on 12/27/95. Benchmark and Lipper performance comparisons began on 12/31/95.

* Cumulative return.

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at us.allianzgi.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum sales charge of 5.50% on Class A shares, 5% contingent deferred sales charge (CDSC) on Class B shares and 1% CDSC on Class C shares. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. Please see pages 52-54 for more information. The Fund’s expense ratios are 1.58% for Class A shares, 2.33% for Class B shares, 2.33% for Class C shares, 1.58% for Class D shares, 1.33% for Class P shares, 1.23% for Institutional Class shares and 1.48% for Administrative Class shares. Expense ratio information is as of the Fund’s current prospectus dated August 29, 2014, as supplemented to date.

48	December 31, 2014 |	Semiannual Report

Unaudited

AllianzGI Technology Fund (cont’d)

Cumulative Returns Through December 31, 2014

The Fund began operations on 12/27/95. Benchmark and Lipper performance comparisons began on 12/31/95.

Industry/Sectors (as of December 31, 2014)

Software	19.1%
Semiconductors & Semiconductor Equipment	18.1%
Technology Hardware, Storage & Peripherals	17.3%
Internet Software & Services	10.4%
IT Services	8.9%
Communications Equipment	7.0%
Automobiles	4.1%
Other	5.2%
Securities Sold Short*	–9.4%
Cash & Equivalents — Net (including Options Purchased & Options Written )	19.3%
*	Table below details the industry/sectors allocation for securities sold short

Industry/Sectors - Securities Sold Short

Internet & Catalog Retail	–2.5%
IT Services	–2.0%
Semiconductors & Semiconductor Equipment	–1.2%
Software	–1.2%
Exchange-Traded Funds	–1.0%
Internet Software & Services	–0.9%
Electronic Equipment, Instruments & Components	–0.6%

Shareholder Expense Example	Actual Performance
	Class A	Class B	Class C	Class D	Class P	Institutional Class	Administrative Class
Beginning Account Value (7/1/14)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (12/31/14)	$1,051.70	$1,047.70	$1,047.80	$1,051.70	$1,053.10	$1,053.60	$1,052.20
Expenses Paid During Period	$8.22	$12.08	$12.08	$8.22	$6.93	$6.42	$7.71

	Hypothetical Performance
	(5% return before expenses)
	Class A	Class B	Class C	Class D	Class P	Institutional Class	Administrative Class
Beginning Account Value (7/1/14)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (12/31/14)	$1,017.19	$1,013.41	$1,013.41	$1,017.19	$1,018.45	$1,018.95	$1,017.69
Expenses Paid During Period	$8.08	$11.88	$11.88	$8.08	$6.82	$6.31	$7.58

For each class of the Fund, expenses are equal to the annualized expense ratio for the class (1.59% for Class A, 2.34% for Class B, 2.34% for Class C, 1.59% for Class D, 1.34% for Class P, 1.24% for Institutional Class and 1.49% for Administrative Class), multiplied by the average account value over the period, multiplied by 184/365.

Semiannual Report	| December 31, 2014	49

Unaudited

AllianzGI U.S. Managed Volatility Fund

For the period of July 1, 2014 through December 31, 2014, as provided by Mark Roemer, Portfolio Manager.

Fund Insights

For the reporting period ended December 31, 2014, Class A Shares at NAV of the AllianzGI U.S. Managed Volatility Fund (the “Fund”) returned 3.73%, underperforming the Russell 1000 Index (the “benchmark index”), which returned 5.57%, and its secondary benchmark, the MSCI USA Minimum Volatility Index, which returned 9.50%

Market Environment

During the reporting period, US equities were the beneficiaries of higher GDP growth, a low unemployment rate and a strong US dollar. At the beginning of the reporting period, gains were attributable to performance in August, as quarterly earnings by and large came in ahead of estimates. The dollar rallied as investors sought safe haven from comparatively higher risks in continental European, Asian and emerging markets equities. The prospect of the Fed’s conclusion of its asset purchase program left investors to focus on the inevitable rise in interest rates, helping to put a damper on near-term growth expectations globally. The combination of slowing demand and a stronger US dollar left commodity prices sharply lower. Following a modest decline in September, stocks again rallied in October and November as US economic activity expanded at a 5.0% annualized rate in the third quarter of 2014, the highest level since 2003. The unemployment rate continued to decline to a multi-year low of 5.7% according to Bloomberg estimates. Tighter conditions have started to translate into higher wages, which rose at the fastest pace since 2008. As a result, consumer confidence was at its highest level in nearly eight years. The decline in energy prices accelerated amid a stronger dollar and concerns of slowing growth in other parts of the world, with oil prices ending the year just above the $50 mark. The low energy prices resulted in headwinds for commodity shares, while simultaneously fueling speculation of an increase in consumer-related spending given higher levels of discretionary income.

Sector performance for the benchmark index was particularly divergent during the reporting period, with Energy stocks down nearly 20%, followed by only modest declines in materials and telecommunication services stocks. Meanwhile, health care and consumer staples stocks each advanced more than 10%, followed by high single-digit returns for the information technology, financials and consumer discretionary sectors.

Performance driven by more conservative stock selection

The managed volatility investment process seeks to take advantage of the fact that stocks can have complementary risk characteristics and seeks to create a portfolio with lower expected risk than the benchmark index. The investment team’s expectation is that this lower risk focus will result in outperformance for clients over time, due in part to the impact of wealth preservation during more volatile market environments.

From a risk standpoint, the Fund achieved its desired lower risk objective compared to the benchmark index. However, higher risk stocks were generally rewarded during the reporting period, with US equity markets approaching all-time highs. As a result, our more conservative stock selection trailed the benchmark index in a period where risk was generally rewarded. Our sizable underweight to higher risk stocks in the energy sector contributed to relative results, as did an overweight to the greater consistency of the utilities and consumer staples sectors. Meanwhile, our more conservative selections in financials offset results as did an overweight to telecom services, which posted negative performance during the reporting period.

Average Annual Total Return for the period ended December 31, 2014

	6 Month*	1 Year	5 Year	10 Year	Since Inception†
AllianzGI U.S. Managed Volatility Fund Class A	3.73%	11.28%	11.05%	6.01%	7.28%
AllianzGI U.S. Managed Volatility Fund Class A (adjusted)	–1.97%	5.16%	9.80%	5.41%	6.80%
AllianzGI U.S. Managed Volatility Fund Class B	3.37%	10.40%	10.22%	5.36%	6.76%
AllianzGI U.S. Managed Volatility Fund Class B (adjusted)	–1.40%	5.40%	9.95%	5.36%	6.76%
AllianzGI U.S. Managed Volatility Fund Class C	3.34%	10.41%	10.21%	5.21%	6.48%
AllianzGI U.S. Managed Volatility Fund Class C (adjusted)	2.40%	9.41%	10.21%	5.21%	6.48%
AllianzGI U.S. Managed Volatility Fund Class D	3.78%	11.30%	11.06%	5.99%	7.27%
AllianzGI U.S. Managed Volatility Fund Class P	3.88%	11.55%	11.33%	6.29%	7.59%
AllianzGI U.S. Managed Volatility Fund Institutional Class	3.99%	11.64%	11.45%	6.40%	7.70%
Russell 1000 Index	5.57%	13.24%	15.64%	7.96%	9.92%
MSCI USA Minimum Volatility Index	9.50%	15.76%	15.12%	7.72%	9.12%
Lipper Large-Cap Core Funds Average	3.26%	9.98%	13.91%	7.18%	9.08%

† The Fund began operations on 7/19/02. Benchmark comparisons began on the fund inception date. Lipper comparisons began on 7/31/02.

* Cumulative return.

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at us.allianzgi.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum sales charge of 5.50% on Class A shares, 5% contingent deferred sales charge (CDSC) on Class B shares and 1% CDSC on Class C shares. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. Please see pages 52-54 for more information. The Fund’s expense ratios are 0.97% for Class A shares, 1.72% for Class B shares, 1.72% for Class C shares, 0.97% for Class D shares, 0.72% for Class P shares and 0.62% for Institutional Class shares. Expense ratio information is as of the Fund’s current prospectus dated August 29, 2014, as supplemented to date.

50	December 31, 2014 |	Semiannual Report

Unaudited

AllianzGI U.S. Managed Volatility Fund (cont’d)

Cumulative Returns Through December 31, 2014

The Fund began operations on 7/19/02. Benchmark comparisons began on the fund inception date.

Industry/Sectors (as of December 31, 2014)

Diversified Telecommunication Services	11.8%
Food Products	9.4%
Electric Utilities	8.2%
Real Estate Investment Trust	5.9%
Beverages	5.7%
Multi-Utilities	4.5%
Insurance	4.5%
Metals & Mining	4.2%
Other	44.5%
Cash & Equivalents — Net	1.3%

Shareholder Expense Example	Actual Performance
	Class A	Class B	Class C	Class D	Class P	Institutional Class
Beginning Account Value (7/1/14)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (12/31/14)	$1,037.30	$1,033.70	$1,033.40	$1,037.80	$1,038.80	$1,039.90
Expenses Paid During Period	$4.93	$8.77	$8.76	$4.93	$3.65	$3.14

	Hypothetical Performance
	(5% return before expenses)
	Class A	Class B	Class C	Class D	Class P	Institutional Class
Beginning Account Value (7/1/14)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (12/31/14)	$1,020.37	$1,016.59	$1,016.59	$1,020.37	$1,021.63	$1,022.13
Expenses Paid During Period	$4.89	$8.69	$8.69	$4.89	$3.62	$3.11

For each class of the Fund, expenses are equal to the annualized expense ratio for the class (0.96% for Class A, 1.71% for Class B, 1.71% for Class C, 0.96% for Class D, 0.71% for Class P and 0.61% for Institutional Class), multiplied by the average account value over the period, multiplied by 184/365.

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Unaudited

Important Information

Share Class (A/B/C)

The inception date on each Fund Summary page is the inception date of the Fund’s oldest share class or classes. Unless otherwise indicated, the noted A, B, or C share class is one of the Fund’s oldest share classes. The oldest share class for the following Funds is the Institutional share class, and the Class A, B and/or C shares were first offered in the month/year indicated in parentheses after each Fund name: AllianzGI NFJ Dividend Value (10/01), AllianzGI NFJ Large-Cap Value (7/02), AllianzGI NFJ Small-Cap Value (1/97), AllianzGI Mid-Cap (2/02), AllianzGI Emerging Markets Opportunities (8/06), AllianzGI Global Natural Resources (3/06), AllianzGI Global Small-Cap (2/02) and AllianzGI Technology (2/02). The oldest share class for the following Funds is C, and the A and B shares were first offered in the month/year indicated in parentheses after each Fund name: AllianzGI NFJ Mid-Cap Value (A in 2/91, B in 5/95), AllianzGI Focused Growth (A in 10/90, B in 5/95) and AllianzGI Opportunity (A in 12/90, B in 3/99). The oldest share class for AllianzGI Health Sciences is the D share class, and the A, B and C shares were first offered in 2/02. For AllianzGI International Managed Volatility the oldest share class is the Institutional share class and A and C shares were first offered in 11/04. For AllianzGI NFJ International Value the oldest share class is the Institutional share class and A and C shares were first offered in 4/05. For AllianzGI Small-Cap Blend, A and C shares were each first offered in 7/13.

Class A shares are subject to an initial sales charge. Class B shares are subject to a contingent deferred sales charge (CDSC) which declines from 5% in the first year to 0% at the beginning of the seventh year. Class C shares are subject to a 1% CDSC for shares redeemed in the first year.

Class B shares of Allianz Funds are no longer available for purchase, except through exchanges and dividend reinvestment.

Share Class (D)

The inception date on each Fund Summary page is the inception date of the Fund’s oldest share class or classes. Unless otherwise indicated, the noted D share class is one of the Fund’s oldest share classes. The oldest share class for the following Funds is the Institutional shares, and the D shares were first offered in the month/year indicated in parentheses after each Fund name: AllianzGI NFJ Dividend Value (10/01), AllianzGI NFJ Large-Cap Value (7/02), AllianzGI NFJ Mid-Cap Value (4/98), AllianzGI NFJ Small-Cap Value (6/02), AllianzGI Mid-Cap (12/00), AllianzGI Emerging Markets Opportunities (8/06), AllianzGI International Managed Volatility (11/04), AllianzGI NFJ International Value (4/05), AllianzGI Global Natural Resources (3/06), AllianzGI Global Small-Cap (3/99) and AllianzGI Technology (1/99). The oldest share class for AllianzGl Focused Growth is the C shares, and the D shares were first offered in (1/00). For AllianzGI Small-Cap Blend, Class D shares were first offered in 7/13.

Share Class (R)

The inception date on each Fund Summary page is the inception date of the Fund’s oldest share class or classes. The oldest share classes are (Fund/share class): AllianzGI NFJ Dividend Value/Institutional and

Administrative, AllianzGI NFJ Mid-Cap Value/C, AllianzGI NFJ Small-Cap Value/Institutional, AllianzGI Focused Growth/C and AllianzGI Mid-Cap/Institutional. Class R shares for these Funds were first offered in 12/02. The oldest share class for AllianzGI NFJ Large-Cap Value is the Institutional share class and it first offered Class R shares in 11/09. The oldest share class for AllianzGI Opportunity is Class C, and it first offered Class R shares in 11/09. The oldest share class for AllianzGI International Managed Volatility is the Institutional share class, and the Class R shares were first offered in 1/06. The oldest share class for AllianzGI NFJ International Value is the Institutional share class and the Fund first offered Class R shares in 11/09.

Share Class (P)

Class P shares were launched in July 2008, except for Class P shares of AllianzGI NFJ Mid-Cap Value Fund, which were launched February 28, 2011, Class P shares of AllianzGI Mid-Cap Fund, which were launched April 2, 2012, and Class P shares of AllianzGI Small-Cap Blend, which were launched July 1, 2013.

Share Class (Institutional/Administrative)

The inception date on each Fund Summary page is the inception date of the Fund’s oldest share class or classes. Unless otherwise indicated, the noted Institutional or Administrative share class is one of the Fund’s oldest share classes. The oldest share class for the following Funds is the C shares, and the Institutional and Administrative shares were first offered in the month/year indicated in parentheses after each Fund name: AllianzGI NFJ Mid-Cap Value (4/88), AllianzGI Focused Growth and AllianzGI Opportunity (3/99). The oldest share class for the AllianzGI Health Sciences Fund is the D share class, and the Institutional share class was first offered in 12/14. The oldest share class for the following Funds is the Institutional class and the Administrative shares were first offered in the month/year indicated in parentheses after each Fund name: AllianzGI NFJ Large-Cap Value (9/06), AllianzGI NFJ Small-Cap Value (11/95), AllianzGI Technology (3/05) and AllianzGI Mid-Cap (2/02). For AllianzGI Small-Cap Blend, Institutional Class shares were first offered in 7/13.

Share Class (R6)

The inception date on each Fund Summary page is the inception date of the Fund’s oldest share class or classes. The oldest share class for the following funds is the Institutional class and Class R6 shares were first offered in the month/year indicated in parentheses after each Fund name: AllianzGI NFJ Dividend Value (12/13), AllianzGI NFJ International Value (12/13) and AllianzGI NFJ Small-Cap Value (12/13).

Returns measure performance from the inception of the oldest share class to the present; therefore some returns predate the inception of the noted share class. Those returns are calculated by adjusting the returns of the oldest share class to reflect the indicated share class’s different operating expenses. Total return performance assumes that all dividend and capital gain distributions were reinvested on the payable date.

52	December 31, 2014 |	Semiannual Report

The Lipper Averages are calculated by Lipper, Inc. They are based on the total return performance, with distributions reinvested and operating expenses deducted, of funds included by Lipper in the stated category. Lipper does not take into account sales charges.

The Average Annual Total Return charts for each Fund assume the initial investment was made on the first day of the Fund’s initial fiscal year. The charts reflect any sales load that would have applied at the time of purchase or any CDSC that would have applied if a full redemption occurred on the last business day of the most recent fiscal year. Results assume that all dividend and capital gain distributions were reinvested. They do not take into account the effect of taxes. The benchmark index cumulative return began on the last day of the month of the respective Fund’s inception date, unless otherwise noted.

Proxy Voting

The Funds’ Investment Adviser and Sub-Advisers have adopted written proxy voting policies and procedures (the “Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940. The Proxy Policy has been adopted by the Trust as the policies and procedures that the applicable Sub-Adviser will use when voting proxies on behalf of the Funds. Copies of the written Proxy Policy, the factors that the Sub-Adviser may consider in determining how to vote proxies for each Fund and information about how each Fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, are provided without charge, upon request, by calling the Trust at 1-800-988-8380 (Class A, Class B, Class C and Class R) or 1-800-498-5413 (Class D, Class P, Class R6, Institutional and Administrative classes), on the Allianz Global Investors website at us.allianzgi.com, and on the Securities and Exchange Commission (the “SEC”) Web site at http://www.sec.gov.

Form N-Q

The Trust files complete schedules of each Fund’s portfolio holdings with the SEC on Form N-Q for the first and third quarters of the fiscal year; such filings are available on the SEC’s website at http://www.sec.gov. A copy of the Trust’s Form N-Q, when available, will be provided without charge, upon request, by calling 1-800-988-8380 (Class A, Class B, Class C and Class R) or 1-800-498-5413 (Class D, Class P, Class R6, Institutional and Administrative classes). In addition, the Trust’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

The following disclosure provides important information regarding each Fund’s Shareholder Expense Example, which appears on each Fund Summary page in this Semiannual Report. Please refer to this information when reviewing the Shareholder Expense Example for a Fund.

Shareholder Expense Example

The Shareholder Expense Example is based on $1,000.00 invested at the beginning of and held for the entire period. Shareholders of the

Funds incur two types of costs: (1) transaction costs; and (2) ongoing costs, including investment advisory and administration fees; distribution and/or service (12b-1) fees and other Fund expenses. The Shareholder Expense Example is intended to help you understand your ongoing costs (in dollars) of investing in each Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Shareholder Expense Example is based on $1,000.00 invested at the beginning and held for the entire period July 1, 2014 through December 31, 2014.

Actual Expenses

The information in the table under the heading “Actual Performance” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the appropriate column for your share class, in the row entitled “Expenses Paid During Period”, to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical Performance (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund to those of other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges. Therefore, the information under the heading “Hypothetical Performance (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs may have been higher.

Expense ratios may vary from period to period because of various factors such as increases in expenses not covered by advisory and administration fees (for example, expenses of the trustees and their counsel or litigation expenses) and/or because of reductions in the administration fees resulting from the size of the fund.

Credit Ratings

Bond ratings apply to the underlying holdings of a Fund and not the Fund itself and are divided into categories ranging from highest to lowest credit quality, determined for purposes of presentations in this report by using ratings provided by Moody’s Investors Service, Inc.

Semiannual Report	| December 31, 2014	53

Unaudited

Important Information (cont’d)

(“Moody’s”). Presentations of credit ratings information in this report use ratings provided by Moody’s for this purpose, among other reasons, because of the access to background information and other materials provided by Moody’s, as well as the Funds’ considerations of industry practice. When a bond is not rated by Moody’s, it is designated as “NR” for not rated. Credit quality ratings assigned by a rating agency are subjective opinions, not statements of fact, and are subject to change periodically, even as frequently as daily. Ratings assigned by Moody’s or another rating agency are not absolute standards of credit quality and do not evaluate market risk. Rating agencies may fail to make timely changes in credit ratings, and an issuer’s current financial condition may be better or worse than a rating indicates. In formulating investment decisions for the applicable Funds, Allianz Global Investors U.S. LLC, the sub-adviser to the applicable Fund, develops its own analysis of the credit quality and risks associated with individual debt instruments, rather than relying exclusively on rating agencies or third-party research.

All of the information on the Fund Summary pages, including Fund Insights, Average Annual Total Return and Cumulative Returns charts, Shareholder Expense Examples and Allocation Summaries is unaudited.

Allianz Global Investors Distributors LLC, 1633 Broadway, New York, NY, 10019, us.allianzgi.com, 1-800-988-8380 (retail classes: A, B, C & R) or 1-800-498-5413 (Class D, Class P, Class R6, Institutional and Administrative classes).

54	December 31, 2014 |	Semiannual Report

Unaudited

Benchmark Descriptions

Unless otherwise noted, index returns reflect the reinvestment of income dividends and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. It is not possible to invest directly in an index.

Prior to November 1, 2006, performance data for the MSCI Indices was calculated gross of dividend tax withholding. Performance data presently shown for the Indices is net of dividend tax withholding. This recalculation results in lower performance for the Indices.

Index	Description
Barclays Global High Yield Index	The Barclays Global High Yield Index is an unmanaged index considered representative of fixed rate, non-investment grade debt of companies in the US, developed markets and emerging markets.

Barclays US Aggregate Index	The Barclays US Aggregate Index is composed of securities from the Barclays Government/Credit Bond Index, the Mortgage-Backed Securities Index and the Asset-Backed Securities Index. It is generally considered to be representative of the domestic, investment-grade, fixed-rate, taxable bond market.

Barclays US Credit Index	The Barclays US Credit Index is composed of securities from the US Government/Credit Index. It includes publicly issues US corporate and specified foreign debentures and secured notes that meet the specified maturity, liquidity and quality requirements. To qualify, securities must be rated investment grade (Baa3 or better) by Moody’s.

Barclays US Government Bond Index	The Barclays US Government Bond Index is composed of all publicly issued, nonconvertible, domestic debt of the US Government or any agency thereof, quasi-federal corporations or corporate debt guaranteed by the US Government.

BofA Merrill Lynch All Convertibles Index	The BofA Merrill Lynch All Convertibles Index is a widely used, unmanaged index that measures the performance of US dollar-denominated convertible securities not currently in bankruptcy with a total market value greater than $50 million at issuance.

BofA Merrill Lynch US High Yield Master II Index	The BofA Merrill Lynch US High Yield Master II Index is an unmanaged index consisting of US dollar denominated bonds that are issued in countries having BBB3 or higher debt ratings with at least one year remaining until maturity. All bonds must have a credit rating below investment grade but not default.

Chicago Board Options Exchange Volatility Index (VIX)	The Chicago Board Options Exchange Volatility Index reflects a market estimate of future volatility, based on the weighted average of the implied volatilities for a wide range of strikes.

Custom Commodity Equity Benchmark	The Custom Commodity Equity Benchmark represents the performance of a hypothetical index developed by the Adviser. This blended benchmark is comprised of four underlying indices in the following proportions: 25% DAX Global Agribusiness Index, 30% MSCI World Energy Index, 25% MSCI World Materials Index and 20% MSCI ACWI Industrials (equal-weighted) Index. The DAX Global Agribusiness Index replicates the performance of the largest and most liquid agribusiness companies. The MSCI World Energy Index is a component of the MSCI World Index and represents the energy securities defined by MSCI. The MSCI World Materials Index is a component of the MSCI World Index and represents the materials securities defined by MSCI. The MSCI ACWI Industrials (equal-weighted) Index is a component of the MSCI All Country World Index and represents the industrials securities defined by MSCI calculated equal-weighted. Performance data presently shown for MSCI and DAX Indexes is net of dividend tax withholding. It is not possible to invest directly in the blended benchmark or in the indices from which it is derived.

ISM Manufacturing Index	An index based on surveys of more than 300 manufacturing firms by the Institute of Supply Management. The ISM Manufacturing Index monitors employment, production inventories, new orders and supplier deliveries. A composite diffusion index is created that monitors conditions in national manufacturing based on data from these surveys.

MSCI All Country World ex-US Index	The MSCI All Country World ex-US Index (MSCI ACWI ex-US) is a market-capitalization index designed to measure equity market performance in 44 developed and emerging countries, excluding the U.S.

Semiannual Report	| December 31, 2014	55

Unaudited

Benchmark Descriptions (cont’d)

Index	Description
MSCI EAFE Index	The MSCI EAFE Index (Europe, Australasia and Far East) is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the US and Canada.

MSCI EAFE Minimum Volatility Index

The MSCI EAFE Minimum Volatility Index aims to reflect the performance characteristics of a minimum variance strategy applied to the large and mid-cap equity universe across 22 Developed Markets countries (excluding the US and Canada). The index is calculated by optimizing the MSCI EAFE Index, its parent index, for the lowest absolute risk (within a given set of constraints). Historically, the index has shown lower beta and volatility characteristics relative to the MSCI EAFE Index.

MSCI Emerging Markets Index	The MSCI Emerging Markets Index is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global emerging markets.

MSCI USA Minimum Volatility Index

The MSCI USA Minimum Volatility Index aims to reflect the performance characteristics of a minimum variance strategy applied to the large and mid-cap USA equity universe. The index is calculated by optimizing the MSCI USA Index, its parent index, in USD for the lowest absolute risk (within a given set of constraints). Historically, the index has shown lower beta and volatility characteristics relative to the MSCI USA Index.

MSCI World Index	The MSCI World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets.

MSCI World Small-Cap Index	The MSCI World Small-Cap Index is a free float-adjusted market capitalization index that is designed to measure small-cap equity performance in the global developed markets. The index targets 40% of the eligible small-cap universe within each industry group, within each country. MSCI defines the small-cap universe as all listed securities with a market capitalization in the range of USD 200-1,500 million.

NASDAQ Composite Index	The NASDAQ Composite Index is a market-value-weighted, technology-oriented index composed of approximately 5,000 domestic and foreign securities.

Russell 1000 Index	The Russell 1000 Index is an unmanaged index that consists of the 1,000 largest companies in the Russell 3000 Index and represents approximately 90% of the total market capitalization of the Russell 3000 Index. It is highly correlated with the S&P 500 Index.

Russell 1000 Growth Index	The Russell 1000 Growth Index is an unmanaged index that measures the performance of those Russell 1000 Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell 1000 Value Index	The Russell 1000 Value Index is an unmanaged index that measures the performance of those Russell 1000 Index companies with lower price-to-book ratios and lower forecasted growth values.

Russell 2000 Index	The Russell 2000 Index is an unmanaged index that consists of the 2,000 smallest companies in the Russell 3000 Index and represents approximately 10% of the total market capitalization of the Russell 3000 Index. It is generally considered representative of the small-cap market.

Russell 2000 Growth Index	The Russell 2000 Growth Index is an unmanaged index composed of those Russell 2000 Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell 2000 Value Index	The Russell 2000 Value Index is an unmanaged index that measures the performance of those Russell 2000 Index companies with lower price-to-book ratios and lower forecasted growth values.

Russell 3000 Value Index	The Russell 3000 Value Index is an unmanaged index composed of those Russell 3000 companies with lower price-to-book ratios and lower forecasted growth values.

Russell Midcap Index	The Russell Midcap Index is an unmanaged index that represents the smallest, by market capitalization, 800 companies in the Russell 1000 Index.

Russell Midcap Growth Index	Russell Midcap Growth Index is an unmanaged index that measures the performance of those Russell Midcap Index companies with higher price-to-book ratios and higher forecasted growth values. The stocks are also members of the Russell 1000 Growth Index.

56	December 31, 2014 |	Semiannual Report

Index	Description
Russell Midcap Value Index	The Russell Midcap Value Index is an unmanaged index that measures the performance of medium capitalization companies in the Russell 1000 Index with lower price-to-book ratios and lower forecasted growth values. The stocks are also members of the Russell 1000 Value Index.

Russell Top 200 Value Index	The Russell Top 200 Value Index is an unmanaged index that measures the performance of those Russell Top 200 Index companies with lower price-to-book ratios and lower forecasted growth values. The stocks are also members of the Russell 1000 Value Index.

S&P 500 Index	The Standard & Poor’s 500 Index is an unmanaged market index that is generally representative of the US stock market.

S&P North American Technology Sector Index	The S&P North American Technology Sector Index is a modified capitalization-weighted index of selected technology stocks.

World Energy & Materials Composite	The World Energy & Materials Composite represents the performance of a hypothetical index developed by the Adviser. This composite is derived from the World Energy and World Materials components of the MSCI World Index, which is described above. The two components are weighted in the composite based on the market capitalization of those sectors from the prior month. As a result, the weightings of the two components in the composite may vary from month to month.

World Healthcare and Consumer Blended Benchmark	The World Healthcare and Consumer Blended Benchmark is a blend of 70% MSCI World Healthcare Index, 15% MSCI World Consumer Discretionary Index and 15% MSCI World Consumer Staples Index. The World Healthcare and Consumer Blended Benchmark Index represents the performance of a hypothetical index developed by the Adviser.

Semiannual Report	| December 31, 2014	57

Schedule of Investments

December 31, 2014 (Unaudited)

AllianzGI Emerging Markets Opportunities Fund

	Shares	Value
Common Stock—96.7%
Australia—0.6%
Ramsay Health Care Ltd.	16,408	$760,645

Brazil—8.8%
Arteris S.A.	39,513	184,321
Cia Energetica de Minas Gerais ADR	282,152	1,402,295
Cielo S.A.	241,638	3,787,923
EDP—Energias do Brasil S.A.	136,177	459,524
Itau Unibanco Holding S.A. ADR	100,727	1,310,458
JBS S.A.	342,891	1,444,729
Porto Seguro S.A.	66,576	761,384
Qualicorp S.A. (c)	135,600	1,418,133

		10,768,767

China—18.2%
Agricultural Bank of China Ltd., Class H	5,493,000	2,762,789
Bank of China Ltd., Class H	8,976,000	5,037,951
China Citic Bank Corp., Ltd., Class H	1,278,000	1,017,234
China Communications Construction Co., Ltd., Class H	533,000	636,274
China Railway Construction Corp., Ltd., Class H	430,000	545,971
China Railway Group Ltd., Class H	1,203,000	983,898
China Resources Cement Holdings Ltd.	1,552,000	1,004,198
Huaneng Power International, Inc., Class H	3,112,000	4,213,093
Industrial & Commercial Bank of China Ltd., Class H	1,779,300	1,299,230
PetroChina Co., Ltd., Class H	1,124,000	1,244,836
Sihuan Pharmaceutical Holdings Group Ltd.	5,099,000	3,411,248

		22,156,722

Hong Kong—4.9%
Bank of East Asia Ltd.	353,200	1,420,727
Cheung Kong Holdings Ltd.	83,000	1,392,119
Link REIT	384,500	2,404,783
Yue Yuen Industrial Holdings Ltd.	204,500	734,026

		5,951,655

India—11.6%
Apollo Tyres Ltd.	626,337	2,206,755
Aurobindo Pharma Ltd.	67,192	1,207,573
HCL Technologies Ltd.	69,753	1,769,476
Infosys Ltd.	112,987	3,501,189
LIC Housing Finance Ltd.	421,157	2,894,832
Lupin Ltd.	34,409	777,962
Sintex Industries Ltd.	305,589	460,464
Tata Consultancy Services Ltd.	12,460	506,118
Tata Motors Ltd.	112,294	877,981

		14,202,350

Indonesia—1.6%
Bank Negara Indonesia Persero Tbk PT	1,551,200	760,079
Indofood Sukses Makmur Tbk PT	950,800	518,362
Perusahaan Gas Negara Persero Tbk PT	1,306,600	632,293

		1,910,734

	Shares	Value
Korea (Republic of)—15.0%
Amorepacific Corp.	1,389	$2,804,199
Com2uS Corp. (c)	15,966	1,944,194
Daesang Corp.	16,872	510,879
Hyosung Corp.	10,795	669,936
Kia Motors Corp.	34,146	1,622,481
Korea Electric Power Corp.	24,541	945,638
KT&G Corp.	10,448	725,439
LG Display Co., Ltd. (c)	40,298	1,222,213
LG Uplus Corp.	247,794	2,583,617
LS Corp.	13,673	674,429
Samsung Electronics Co., Ltd.	1,744	2,096,714
SK Holdings Co., Ltd.	3,449	511,927
SK Hynix, Inc. (c)	36,533	1,561,253
SK Telecom Co., Ltd.	1,876	458,856

		18,331,775

Malaysia—1.5%
Public Bank Bhd.	188,200	983,212
Telekom Malaysia Bhd.	227,800	447,204
UMW Holdings Bhd.	116,300	365,119

		1,795,535

Mexico—1.5%
Gruma S.A.B. de C.V., Class B	170,173	1,819,754

Peru—2.1%
Credicorp Ltd.	15,812	2,532,766

Philippines—0.3%
Universal Robina Corp.	71,540	311,906

Poland—1.6%
Orange Polska S.A.	191,551	447,574
PGE Polska Grupa Energetyczna S.A.	286,281	1,513,632

		1,961,206

Russian Federation—2.1%
Lukoil OAO ADR	24,475	938,616
MMC Norilsk Nickel OJSC ADR	117,928	1,676,936

		2,615,552

South Africa—2.5%
AVI Ltd.	75,816	507,948
Life Healthcare Group Holdings Ltd.	109,376	404,051
Netcare Ltd.	96,100	314,065
Vodacom Group Ltd.	162,616	1,799,403

		3,025,467

Switzerland—2.6%
Novartis AG ADR	22,971	2,128,493
Sonova Holding AG	6,759	992,968

		3,121,461

Taiwan—13.2%
Asustek Computer, Inc.	299,000	3,262,389
AU Optronics Corp. (c)	1,499,000	760,843
Catcher Technology Co., Ltd.	67,000	517,403
CTBC Financial Holding Co., Ltd.	1,387,948	897,930
Gigabyte Technology Co., Ltd.	191,000	221,712
Hon Hai Precision Industry Co., Ltd.	1,117,280	3,085,383
Pegatron Corp.	861,000	1,968,020
Powertech Technology, Inc. (c)	305,000	518,974
Siliconware Precision Industries Co., Ltd.	835,000	1,258,200
SinoPac Financial Holdings Co., Ltd.	564,753	231,426
Taiwan Semiconductor Manufacturing Co., Ltd.	656,000	2,889,989

	Shares	Value
Wistron Corp.	559,000	$503,600

		16,115,869

Thailand—1.3%
Thai Union Frozen Products PCL NVDR	598,400	1,635,816

Turkey—0.8%
Vestel Elektronik Sanayi ve Ticaret AS (c)	358,990	975,611

United Kingdom—2.2%
British American Tobacco PLC	4,463	242,897
Mondi PLC	152,425	2,476,218

		2,719,115

United States—4.3%
Lear Corp.	34,464	3,380,229
Philip Morris International, Inc.	23,055	1,877,830

		5,258,059

Total Common Stock (cost—$106,284,481)		117,970,765

Preferred Stock—2.0%
Brazil—0.3%
Cia Energetica de Sao Paulo, Class B	42,700	430,662

Russian Federation—1.7%
Surgutneftegas OAO (b)	4,149,652	2,033,330

Total Preferred Stock (cost—$3,400,811)		2,463,992

	Principal Amount (000s)
Repurchase Agreements—1.5%
State Street Bank and Trust Co., dated 12/31/14, 0.00%, due 1/2/15, proceeds $1,783,000; collateralized by U.S. Treasury Notes, 2.375%, due 8/15/24, valued at $1,818,675 including accrued interest
(cost—$1,783,000)	$1,783	1,783,000

Total Investments (cost—$111,468,292) (a)—100.2%		122,217,757

Liabilities in excess of other assets—(0.2)%		(296,487)

Net Assets—100.0%		$121,921,270

Notes to Schedule of Investments:

(a) Securities with an aggregate value of $89,936,473, representing 73.8% of net assets, were valued utilizing modeling tools provided by a third-party vendor. See Note 1(a) and Note 1(b) in the Notes to Financial Statements.

(b) Fair-Valued—Security with a value of $2,033,330, representing 1.7% of net assets. See Note 1(a) and Note 1(b) in the Notes to Financial Statements.

(c) Non-income producing.

58	Semiannual Report	| December 31, 2014 |	See accompanying Notes to Financial Statements

Schedules of Investments

December 31, 2014 (Unaudited)

Glossary:

ADR—American Depositary Receipt

NVDR—Non-Voting Depository Receipt

REIT—Real Estate Investment Trust

The industry classification of portfolio holdings and liabilities in excess of other assets shown as a percentage of net assets were as follows:

Banks	15.1%
IT Services	7.8%
Technology Hardware, Storage & Peripherals	7.0%
Pharmaceuticals	6.2%
Food Products	5.6%
Semiconductors & Semiconductor Equipment	5.1%
Auto Components	4.6%
Electronic Equipment, Instruments & Components	4.1%
Independent Power and Renewable Electricity Producers	3.8%
Electric Utilities	3.5%
Oil, Gas & Consumable Fuels	3.4%
Diversified Telecommunication Services	2.9%
Health Care Providers & Services	2.4%
Thrifts & Mortgage Finance	2.4%
Automobiles	2.3%
Tobacco	2.3%
Personal Products	2.3%
Paper & Forest Products	2.0%
Real Estate Investment Trust	2.0%
Wireless Telecommunication Services	1.9%
Construction & Engineering	1.8%
Software	1.6%
Metals & Mining	1.4%
Real Estate Management & Development	1.1%
Construction Materials	0.8%
Health Care Equipment & Supplies	0.8%
Household Durables	0.8%
Insurance	0.6%
Textiles, Apparel & Luxury Goods	0.6%
Electrical Equipment	0.6%
Chemicals	0.5%
Gas Utilities	0.5%
Industrial Conglomerates	0.4%
Building Products	0.4%
Transportation Infrastructure	0.1%
Repurchase Agreements	1.5%
Liabilities in excess of other assets	(0.2)%

100.0%

AllianzGI Focused Growth Fund

	Shares	Value
Common Stock—98.1%
Aerospace & Defense—4.8%
BE Aerospace, Inc. (a)	280,490	$16,274,030
United Technologies Corp.	136,130	15,654,950

		31,928,980

Auto Components—2.7%
BorgWarner, Inc.	332,230	18,256,038

Automobiles—1.6%
Tesla Motors, Inc. (a)	46,595	10,363,194

Banks—2.6%
Wells Fargo & Co.	312,640	17,138,925

Beverages—1.0%
Monster Beverage Corp. (a)	64,825	7,023,789

Biotechnology—7.0%
Alexion Pharmaceuticals, Inc. (a)	73,355	13,572,876
Biogen Idec, Inc. (a)	62,005	21,047,597
Gilead Sciences, Inc. (a)	123,095	11,602,935

		46,223,408

Chemicals—3.3%
PPG Industries, Inc.	94,205	21,775,486

Communications Equipment—2.3%
Palo Alto Networks, Inc. (a)	125,840	15,424,209

Electrical Equipment—1.9%
Eaton Corp. PLC	187,735	12,758,471

Food & Staples Retailing—2.5%
Costco Wholesale Corp.	116,390	16,498,282

Food Products—2.2%
Hershey Co.	142,538	14,813,974

Internet & Catalog Retail—5.8%
Amazon.com, Inc. (a)	67,445	20,931,556
Priceline Group, Inc. (a)	15,455	17,621,945

		38,553,501

Internet Software & Services—9.2%
Facebook, Inc., Class A (a)	406,735	31,733,465
Google, Inc., Class A (a)	37,515	19,907,710
Yelp, Inc. (a)	170,415	9,326,813

		60,967,988

IT Services—4.1%
Visa, Inc., Class A	103,055	27,021,021

Media—3.2%
Comcast Corp., Class A	373,000	21,637,730

Oil, Gas & Consumable Fuels—4.8%
Pioneer Natural Resources Co.	123,595	18,397,116
Range Resources Corp.	247,050	13,204,822

		31,601,938

Pharmaceuticals—9.6%
AbbVie, Inc.	318,345	20,832,497
Actavis PLC (a)	98,625	25,387,061
Bristol-Myers Squibb Co.	302,975	17,884,614

		64,104,172

Road & Rail—3.8%
Union Pacific Corp.	209,756	24,988,232

Semiconductors & Semiconductor Equipment—3.8%
Microchip Technology, Inc.	294,260	13,274,069
NXP Semiconductors NV (a)	158,405	12,102,142

		25,376,211

Software—7.9%
Microsoft Corp.	476,180	22,118,561

	Shares	Value
Salesforce.com, Inc. (a)	508,255	$30,144,604

		52,263,165

Specialty Retail—5.4%
TJX Cos., Inc.	211,730	14,520,443
Tractor Supply Co.	271,305	21,384,260

		35,904,703

Technology Hardware, Storage & Peripherals—5.2%
Apple, Inc.	310,590	34,282,924

Textiles, Apparel & Luxury Goods—1.9%
Michael Kors Holdings Ltd. (a)	164,615	12,362,587

Tobacco—1.5%
Philip Morris International, Inc.	120,205	9,790,697

Total Common Stock (cost—$475,813,788)		651,059,625

	Principal Amount (000s)
Repurchase Agreements—1.3%
State Street Bank and Trust Co., dated 12/31/14, 0.00%, due 1/2/15, proceeds $8,754,000; collateralized by U.S. Treasury Notes, 2.50%, due 5/15/24, valued at $8,931,125 including accrued interest
(cost—$8,754,000)	$8,754	8,754,000

Total Investments (cost—$484,567,788)—99.4%		659,813,625

Other assets less liabilities—0.6%		4,215,760

Net Assets—100.0%		$664,029,385

Notes to Schedule of Investments:

(a) Non-income producing.

See accompanying Notes to Financial Statements	| December 31, 2014 |	Semiannual Report	59

Schedule of Investments

December 31, 2014 (Unaudited)

AllianzGI Global Natural Resources Fund

	Shares	Value
Common Stock—98.8%
Australia—1.5%
BHP Billiton Ltd.	14,743	$348,563
Rio Tinto Ltd.	7,242	339,512

		688,075

Brazil—0.6%
Vale S.A. ADR	33,205	271,617

Canada—10.4%
Agrium, Inc.	9,230	873,902
Canadian National Railway Co.	10,292	708,871
Canadian Solar, Inc. (b)	12,740	308,181
Enbridge, Inc.	18,231	937,442
Encana Corp.	34,487	479,992
Potash Corp. of Saskatchewan, Inc.	25,449	899,630
Suncor Energy, Inc.	15,181	482,165

		4,690,183

China—1.8%
Beijing Enterprises Holdings Ltd.	59,000	461,421
Trina Solar Ltd. ADR (b)	36,330	336,416

		797,837

Denmark—1.1%
Vestas Wind Systems A/S (b)	14,020	509,160

France—3.2%
Arkema S.A.	7,595	502,309
Total S.A.	18,525	949,073

		1,451,382

Germany—1.5%
BASF SE	7,970	668,531

Japan—4.2%
FANUC Corp.	3,800	626,545
Mitsui & Co., Ltd.	49,100	657,603
SMC Corp.	2,400	629,337

		1,913,485

Mexico—0.8%
Cemex S.A.B. de C.V. ADR (b)	34,905	355,682

Netherlands—0.7%
Constellium NV, Class A (b)	19,930	327,450

Norway—1.4%
Yara International ASA	14,380	640,376

Spain—1.1%
Gamesa Corp. Tecnologica S.A. (b)	56,340	508,574

Switzerland—1.5%
Weatherford International PLC (b)	58,850	673,832

United Kingdom—7.0%
Antofagasta PLC	51,300	597,746
BHP Billiton PLC	16,065	344,294
BP PLC	127,865	811,633
Rio Tinto PLC	7,725	356,100
Royal Dutch Shell PLC, Class A	30,691	1,024,247

		3,134,020

United States—62.0%
AK Steel Holding Corp. (b)	82,045	487,347
Alcoa, Inc.	35,620	562,440
Anadarko Petroleum Corp.	11,395	940,088

	Shares	Value
Antero Resources Corp. (b)	13,855	$ 562,236
Archer-Daniels-Midland Co.	15,825	822,900
Ashland, Inc.	6,845	819,757
Baker Hughes, Inc.	3,615	202,693
Bonanza Creek Energy, Inc. (b)	23,735	569,640
Cabot Oil & Gas Corp.	25,520	755,647
Concho Resources, Inc. (b)	9,565	954,109
CSX Corp.	16,305	590,730
Delek U.S. Holdings, Inc.	10,810	294,897
Ecolab, Inc.	14,270	1,491,500
EOG Resources, Inc.	13,175	1,213,022
Exxon Mobil Corp.	14,105	1,304,007
FMC Technologies, Inc. (b)	8,300	388,772
Halliburton Co.	5,840	229,687
JB Hunt Transport Services, Inc.	5,165	435,151
Kansas City Southern	4,635	565,609
Kinder Morgan, Inc.	18,670	789,928
Laredo Petroleum Holdings, Inc. (b)	32,645	337,876
Marathon Petroleum Corp.	9,090	820,463
Monsanto Co.	6,325	755,648
Newmont Mining Corp.	31,360	592,704
PDC Energy, Inc. (b)	17,445	719,955
Phillips 66	11,125	797,663
Pioneer Natural Resources Co.	6,080	905,008
PPG Industries, Inc.	4,455	1,029,773
Range Resources Corp.	18,020	963,169
Schlumberger Ltd.	10,700	913,887
Sealed Air Corp.	15,315	649,815
Sherwin-Williams Co.	3,300	868,032
SM Energy Co.	16,970	654,703
Southwestern Energy Co. (b)	14,300	390,247
SunPower Corp. (b)	13,305	343,668
Tyson Foods, Inc., Class A	14,605	585,514
Union Pacific Corp.	5,615	668,915
Valero Energy Corp.	16,165	800,168
Vulcan Materials Co.	10,675	701,668
Whiting Petroleum Corp. (b)	15,825	522,225

		28,001,261

Total Investments (cost—$43,707,581) (a)—98.8%		44,631,465

Other assets less liabilities—1.2%		547,576

Net Assets—100.0%		$45,179,041

Notes to Schedule of Investments:

(a) Securities with an aggregate value of $9,975,024, representing 22.1% of net assets, were valued utilizing modeling tools provided by a third-party vendor. See Note 1(a) and Note 1(b) in the Notes to Financial Statements.

(b) Non-income producing.

Glossary:

ADR—American Depositary Receipt

The industry classification of portfolio holdings and other assets less liabilities shown as a percentage of net assets were as follows:

Oil, Gas & Consumable Fuels	42.1%
Chemicals	18.9%
Metals & Mining	9.3%
Road & Rail	6.6%
Energy Equipment & Services	5.3%
Food Products	3.1%
Machinery	2.8%
Construction Materials	2.4%
Semiconductors & Semiconductor Equipment	2.3%
Electrical Equipment	2.2%
Trading Companies & Distributors	1.4%
Containers & Packaging	1.4%
Industrial Conglomerates	1.0%
Other assets less liabilities	1.2%

100.0%

60	Semiannual Report	| December 31, 2014 |	See accompanying Notes to Financial Statements

Schedule of Investments

December 31, 2014 (Unaudited)

AllianzGI Global Small-Cap Fund

	Shares	Value
Common Stock—95.5%
Australia—0.9%
BlueScope Steel Ltd. (d)	69,396	$314,096
Challenger Ltd.	119,000	628,622
Dick Smith Holdings Ltd.	244,623	414,924
Spotless Group Holdings Ltd. (d)	412,847	639,513

		1,997,155

Austria—1.2%
ams AG	46,641	1,686,071
Schoeller-Bleckmann Oilfield Equipment AG (c)	12,176	884,049

		2,570,120

Belgium—0.6%
Ontex Group NV (d)	41,344	1,186,422

Canada—0.5%
Gildan Activewear, Inc.	18,539	1,048,381

China—0.7%
China Everbright International Ltd.	551,000	820,545
Sunny Optical Technology Group Co., Ltd.	350,000	600,991

		1,421,536

Denmark—1.8%
Chr Hansen Holding A/S	20,059	888,681
SimCorp A/S (c)	45,295	1,195,907
Topdanmark A/S (d)	50,716	1,646,067

		3,730,655

Finland—0.4%
Amer Sports Oyj	49,062	949,556

France—2.6%
GameLoft SE (c)(d)	145,560	588,291
Korian-Medica	40,124	1,466,272
Sartorius Stedim Biotech	11,337	2,212,768
Virbac S.A.	5,937	1,246,210

		5,513,541

Germany—2.9%
Aareal Bank AG (c)	40,445	1,615,527
Bechtle AG (c)	16,278	1,290,249
Bertrandt AG	3,573	493,078
CANCOM SE (c)	28,163	1,187,928
Gerry Weber International AG (c)	19,106	783,527
Wirecard AG	17,038	742,927

		6,113,236

Hong Kong—0.9%
Ju Teng International Holdings Ltd. (c)	1,190,000	587,122
Nexteer Automotive Group Ltd.	1,077,000	917,139
Techtronic Industries Co., Ltd.	153,000	490,837

		1,995,098

Ireland—1.1%
Glanbia PLC	82,328	1,260,206
ICON PLC (d)	18,877	962,538

		2,222,744

Israel—0.5%
Mellanox Technologies Ltd. (d)	23,193	991,037

Italy—1.0%
Banca Popolare di Milano Scarl (d)	2,097,941	1,366,668
De’ Longhi	45,102	814,448

		2,181,116

	Shares	Value
Japan—9.9%
Aica Kogyo Co., Ltd.	48,300	$997,445
Aozora Bank Ltd.	285,000	882,229
Bandai Namco Holdings, Inc.	39,100	827,797
Calbee, Inc.	21,000	723,383
Coca-Cola East Japan Co., Ltd.	31,400	479,431
Daiho Corp.	67,000	307,127
Disco Corp.	17,300	1,383,697
Don Quijote Holdings Co., Ltd.	11,600	797,465
Fukushima Industries Corp.	45,000	719,925
Hoshizaki Electric Co., Ltd.	24,800	1,195,061
Inaba Denki Sangyo Co., Ltd.	27,800	897,583
Japan Airport Terminal Co., Ltd.	28,700	1,128,598
Kakaku.com, Inc.	49,200	703,889
Kusuri No Aoki Co., Ltd.	23,800	1,293,434
Maeda Road Construction Co., Ltd.	55,000	815,824
Obayashi Corp.	134,000	863,790
Sanwa Holdings Corp.	124,000	864,424
Seiko Holdings Corp.	178,000	992,393
Shinmaywa Industries Ltd.	68,000	640,653
Teijin Ltd.	428,000	1,137,581
THK Co., Ltd.	41,400	994,921
Tokyo Tatemono Co., Ltd.	47,000	342,048
Tsukui Corp.	66,400	565,841
Yamaha Motor Co., Ltd.	59,600	1,192,435

		20,746,974

Korea (Republic of)—0.2%
Grand Korea Leisure Co., Ltd.	14,805	430,291

Luxembourg—0.8%
GAGFAH S.A. (d)	74,670	1,667,557

New Zealand—0.1%
Metlifecare Ltd.	65,263	239,013

Norway—0.1%
ProSafe SE	94,933	291,739

Philippines—0.3%
Cosco Capital, Inc.	3,207,000	616,245

Spain—1.8%
Bolsas y Mercados Espanoles S.A.	32,935	1,275,584
Gamesa Corp. Tecnologica S.A. (d)	140,679	1,269,890
Melia Hotels International S.A.	114,256	1,220,511

		3,765,985

Sweden—2.7%
Axis Communications AB	40,002	1,019,815
Betsson AB (d)	41,841	1,469,483
JM AB	28,226	894,723
Net Entertainment NE AB, Class B (c)(d)	39,661	1,336,873
Nibe Industrier AB, Class B	39,337	1,004,428

		5,725,322

Switzerland—0.8%
Burckhardt Compression Holding AG (c)	1,996	763,221
Interroll Holding AG (c)(d)	1,761	930,804

		1,694,025

Taiwan—0.7%
AIC, Inc.	52,000	195,337
Epistar Corp.	196,000	387,884
Hermes Microvision, Inc.	10,000	500,106
Primax Electronics Ltd. (c)	362,000	438,953

		1,522,280

	Shares	Value
Thailand—0.4%
AP Thailand PCL (b)	4,202,900	$754,784

United Kingdom—5.1%
Booker Group PLC	389,183	988,627
DS Smith PLC	264,582	1,319,413
Elementis PLC	261,215	1,058,826
Hikma Pharmaceuticals PLC	73,668	2,260,244
Restaurant Group PLC	166,395	1,696,241
Rotork PLC (c)	33,514	1,207,239
Senior PLC	117,838	552,078
Spirax-Sarco Engineering PLC (c)	38,009	1,692,040

		10,774,708

United States—57.5%
Acadia Healthcare Co., Inc. (d)	36,127	2,211,334
Acuity Brands, Inc.	10,419	1,459,389
Air Lease Corp.	46,687	1,601,831
Aircastle Ltd.	88,692	1,895,348
AMAG Pharmaceuticals, Inc. (d)	17,560	748,407
American Eagle Outfitters, Inc.	30,800	427,504
Amsurg Corp. (d)	3,195	174,862
ArcBest Corp.	15,023	696,617
ARRIS Group, Inc. (d)	36,117	1,090,372
Arthur J Gallagher & Co.	34,076	1,604,298
Aspen Technology, Inc. (d)	19,868	695,777
Bank of the Ozarks, Inc.	33,467	1,269,069
Belden, Inc.	10,186	802,759
Boise Cascade Co. (d)	43,228	1,605,920
Brookdale Senior Living, Inc. (d)	46,442	1,703,028
Brown & Brown, Inc.	43,542	1,432,967
Burlington Stores, Inc. (d)	34,281	1,620,120
Cadence Design Systems, Inc. (d)	86,104	1,633,393
Carrizo Oil & Gas, Inc. (d)	20,292	844,147
Cathay General Bancorp	59,963	1,534,453
Centene Corp. (d)	12,280	1,275,278
Cepheid (d)	16,013	866,944
Chatham Lodging Trust REIT	75,484	2,186,771
Cheesecake Factory, Inc.	25,471	1,281,446
Cogent Communications Group, Inc.	27,408	969,969
Cooper Cos., Inc.	12,110	1,962,910
Core-Mark Holding Co., Inc.	37,547	2,325,286
Curtiss-Wright Corp.	13,681	965,742
Cypress Semiconductor Corp.	51,969	742,117
Deckers Outdoor Corp. (d)	10,373	944,358
Diamond Resorts International, Inc. (d)	67,996	1,897,088
EchoStar Corp., Class A (d)	28,836	1,513,890
Electronics for Imaging, Inc. (d)	42,687	1,828,284
EverBank Financial Corp.	74,520	1,420,351
ExamWorks Group, Inc. (d)	52,252	2,173,161
Genesee & Wyoming, Inc., Class A (d)	10,916	981,567
Globus Medical, Inc., Class A (d)	53,582	1,273,644
Goodyear Tire & Rubber Co.	23,654	675,795
Guidewire Software, Inc. (d)	21,344	1,080,647
H&E Equipment Services, Inc.	25,875	726,829
Hanesbrands, Inc.	15,185	1,694,950
Hanover Insurance Group, Inc.	22,662	1,616,254
HD Supply Holdings, Inc. (d)	32,653	962,937
HFF, Inc., Class A	29,805	1,070,596
Hilltop Holdings, Inc. (d)	50,652	1,010,507
Huntsman Corp.	44,352	1,010,339

See accompanying Notes to Financial Statements	| December 31, 2014 |	Semiannual Report	61

Schedule of Investments

December 31, 2014 (Unaudited)

	Shares	Value
IGI Laboratories, Inc. (c)(d)	65,172	$573,514
Jarden Corp. (d)	35,323	1,691,265
KapStone Paper and Packaging Corp.	35,418	1,038,102
Kennedy-Wilson Holdings, Inc.	58,388	1,477,216
La Quinta Holdings, Inc. (d)	58,398	1,288,260
Lands’ End, Inc. (d)	33,112	1,786,724
LDR Holding Corp. (d)	31,432	1,030,341
Lear Corp.	15,239	1,494,641
Ligand Pharmaceuticals, Inc., Class B (d)	14,047	747,441
Macquarie Infrastructure Co. LLC	27,123	1,928,174
Marriott Vacations Worldwide Corp.	32,001	2,385,355
Matador Resources Co. (d)	36,231	732,953
MAXIMUS, Inc.	33,024	1,811,036
Mentor Graphics Corp. (c)	42,914	940,675
Meritor, Inc. (c)(d)	55,841	845,991
Middleby Corp. (d)	20,537	2,035,217
Motorcar Parts of America, Inc. (d)	29,878	928,907
Mueller Water Products, Inc., Class A	80,566	824,996
NPS Pharmaceuticals, Inc. (d)	23,021	823,461
Pacira Pharmaceuticals, Inc. (d)	10,760	953,982
PAREXEL International Corp. (d)	11,990	666,164
Phibro Animal Health Corp., Class A	41,991	1,324,816
Polaris Industries, Inc.	8,710	1,317,300
PRA Group, Inc. (d)	25,000	1,448,250
PrivateBancorp, Inc.	54,743	1,828,416
PTC, Inc. (d)	32,710	1,198,822
RF Micro Devices, Inc. (d)	65,755	1,090,875
Rite Aid Corp. (d)	107,278	806,731
Ryder System, Inc.	20,231	1,878,448
Select Comfort Corp. (d)	33,431	903,640
South State Corp.	27,626	1,853,152
Strategic Hotels & Resorts, Inc. REIT (d)	170,352	2,253,757
SunEdison, Inc. (d)	56,780	1,107,778
Synaptics, Inc. (d)	9,588	660,038
Synergy Resources Corp. (d)	71,800	900,372
Take-Two Interactive Software, Inc. (d)	27,785	778,814
Team Health Holdings, Inc. (d)	28,008	1,611,300
Texas Capital Bancshares, Inc. (d)	18,310	994,782
Tower International, Inc. (d)	26,662	681,214
Ultimate Software Group, Inc. (d)	7,686	1,128,420
Umpqua Holdings Corp.	53,639	912,399
United Natural Foods, Inc. (d)	13,427	1,038,243
VeriFone Systems, Inc. (d)	28,076	1,044,427
Verint Systems, Inc. (d)	29,303	1,707,779
Vonage Holdings Corp. (d)	280,115	1,067,238
Western Alliance Bancorp (d)	64,319	1,788,068
WEX, Inc. (d)	11,373	1,125,017
William Lyon Homes, Class A (d)	31,400	636,478
Worthington Industries, Inc.	21,721	653,585
XPO Logistics, Inc. (d)	45,473	1,858,936

		121,112,765

Total Common Stock (cost—$169,928,404)		201,262,285

	Principal Amount (000s)
Repurchase Agreements—4.4%
State Street Bank and Trust Co., dated 12/31/14, 0.00%, due 1/2/15, proceeds $9,193,000; collateralized by U.S. Treasury Notes, 2.375%, due 8/15/24, valued at $9,381,075 including accrued interest
(cost—$9,193,000)	$9,193	$9,193,000

Total Investments (cost—$179,121,404)—99.9%		210,455,285

Other assets less liabilities—0.1%		127,467

Net Assets—100.0%		$210,582,752

Notes to Schedule of Investments:

(a) Securities with an aggregate value of $68,748,017, representing 32.6% of net assets, were valued utilizing modeling tools provided by a third-party vendor. See Note 1(a) and Note 1(b) in the Notes to Financial Statements.

(b) Fair-Valued—Security with a value of $754,784, representing 0.4% of net assets. See Note 1(a) and Note 1(b) in the Notes to Financial Statements.

(c) Affiliated security.

(d) Non-income producing.

Glossary:

REIT—Real Estate Investment Trust

The industry classification of portfolio holdings and other assets less liabilities shown as a percentage of net assets were as follows:

Banks	6.3%
Machinery	5.7%
Hotels, Restaurants & Leisure	5.5%
Health Care Providers & Services	5.4%
Software	5.2%
Semiconductors & Semiconductor Equipment	4.1%
IT Services	3.4%
Insurance	3.1%
Health Care Equipment & Supplies	3.0%
Trading Companies & Distributors	2.9%
Pharmaceuticals	2.8%
Textiles, Apparel & Luxury Goods	2.6%
Food & Staples Retailing	2.3%
Auto Components	2.1%
Household Durables	2.1%
Real Estate Investment Trust	2.1%
Real Estate Management & Development	2.1%
Chemicals	1.9%
Road & Rail	1.7%
Electronic Equipment, Instruments & Components	1.6%
Biotechnology	1.6%
Thrifts & Mortgage Finance	1.5%
Leisure Equipment & Products	1.4%
Transportation Infrastructure	1.4%
Building Products	1.4%
Electrical Equipment	1.3%
Paper & Forest Products	1.3%
Communications Equipment	1.2%
Multi-line Retail	1.2%
Oil, Gas & Consumable Fuels	1.1%
Distributors	1.1%
Technology Hardware, Storage & Peripherals	1.1%
Diversified Telecommunication Services	1.0%
Construction & Engineering	1.0%
Internet Software & Services	0.9%
Food Products	0.9%
Diversified Financial Services	0.9%
Air Freight & Logistics	0.9%
Personal Products	0.9%
Internet & Catalog Retail	0.8%
Specialty Retail	0.8%
Life Sciences Tools & Services	0.8%
Aerospace & Defense	0.7%
Commercial Services & Supplies	0.7%
Consumer Finance	0.7%
Containers & Packaging	0.6%
Automobiles	0.6%
Energy Equipment & Services	0.5%
Capital Markets	0.5%
Metals & Mining	0.4%
Professional Services	0.2%
Beverages	0.2%
Repurchase Agreements	4.4%
Other assets less liabilities	0.1%

100.0%

62	Semiannual Report	| December 31, 2014 |	See accompanying Notes to Financial Statements

Schedule of Investments

December 31, 2014 (Unaudited)

AllianzGI Health Sciences Fund

	Shares	Value
Common Stock—92.8%
Biotechnology—25.9%
Actelion Ltd. (d)	29,600	$3,407,583
Alexion Pharmaceuticals, Inc. (d)	17,220	3,186,217
Amgen, Inc.	27,585	4,394,015
Biogen Idec, Inc. (d)	13,875	4,709,869
Bluebird Bio, Inc. (d)	11,910	1,092,385
Celgene Corp. (d)	57,270	6,406,222
Clovis Oncology, Inc. (d)	25,225	1,412,600
Eagle Pharmaceuticals, Inc. (d)	99,384	1,540,452
Gilead Sciences, Inc. (d)	19,205	1,810,263
Incyte Corp., Ltd. (d)	48,710	3,561,188
Intercept Pharmaceuticals, Inc. (d)	3,255	507,780
Juno Therapeutics, Inc. (d)	14,905	778,339
Medivation, Inc. (d)	46,885	4,670,215
Ophthotech Corp. (d)	28,925	1,297,865
Puma Biotechnology, Inc. (d)	4,385	829,949
Synageva BioPharma Corp. (d)	14,520	1,347,311
Vertex Pharmaceuticals, Inc. (d)	54,274	6,447,751

		47,400,004

Electronic Equipment, Instruments & Components—0.2%
Keysight Technologies, Inc. (d)	9,500	320,815

Food & Staples Retailing—2.8%
CVS Health Corp.	31,795	3,062,176
Walgreens Boots Alliance, Inc.	28,465	2,169,033

		5,231,209

Health Care Equipment & Supplies—11.9%
Boston Scientific Corp. (d)	317,705	4,209,591
DexCom, Inc. (d)	34,910	1,921,796
Edwards Lifesciences Corp. (d)	4,140	527,353
Inogen, Inc. (d)	35,095	1,100,930
Intuitive Surgical, Inc. (d)	3,645	1,927,986
Medtronic, Inc.	60,619	4,376,692
Smith & Nephew PLC ADR	76,732	2,819,134
TriVascular Technologies, Inc. (d)	52,518	660,151
Wright Medical Group, Inc. (d)	57,635	1,548,653
Zimmer Holdings, Inc.	24,220	2,747,032

		21,839,318

Health Care Providers & Services—9.0%
AAC Holdings, Inc. (d)	22,360	691,371
Cardinal Health, Inc.	29,620	2,391,223
Fresenius Medical Care AG & Co. KGaA	32,730	2,442,864
HCA Holdings, Inc. (d)	61,215	4,492,569
McKesson Corp.	15,180	3,151,064
UnitedHealth Group, Inc.	32,360	3,271,272

		16,440,363

Health Care Technology—1.9%
Cerner Corp. (d)	55,515	3,589,600

Life Sciences Tools & Services—3.9%
Agilent Technologies, Inc.	19,000	777,860
Illumina, Inc. (d)	15,110	2,789,004
Quintiles Transnational Holdings, Inc. (d)	60,229	3,545,681

		7,112,545

Pharmaceuticals—37.2%
AbbVie, Inc.	40,935	2,678,786
Actavis PLC (d)	32,470	8,358,103
Bristol-Myers Squibb Co.	34,470	2,034,764
Catalent, Inc. (d)	52,065	1,451,572
Eli Lilly & Co.	51,660	3,564,023
Intersect ENT, Inc. (d)	51,294	951,504

	Shares	Value
Johnson & Johnson (c)	64,605	$6,755,745
Mallinckrodt PLC (d)	76,915	7,616,892
Merck & Co., Inc.	102,085	5,797,407
Mylan, Inc. (d)	11,605	654,174
Pfizer, Inc.	115,910	3,610,597
Roche Holdings AG	23,400	6,340,047
Salix Pharmaceuticals Ltd. (d)	9,930	1,141,354
Sanofi ADR	116,765	5,325,652
Shire PLC	80,025	5,673,779
Shire PLC ADR	14,005	2,976,623
UCB S.A.	43,429	3,302,229

		68,233,251

Total Common Stock (cost—$137,635,091)		170,167,105

	Units
Warrants—0.1%
Pharmaceuticals—0.1%
Sunesis Pharmaceuticals, Inc., strike price $2.52, expires 10/6/15 (b)(d) (cost—$125,814)	180,767	87,130

	Principal Amount (000s)
Repurchase Agreements—3.7%
State Street Bank and Trust Co., dated 12/31/14, 0.00%, due 1/2/15, proceeds $6,768,000; collateralized by U.S. Treasury Notes, 2.375%, due 8/15/24, valued at $6,904,800 including accrued interest
(cost—$6,768,000)	$6,768	6,768,000

	Contracts
Options Purchased (d)(e)—1.3%
Call Options—1.3%
Amgen, Inc., strike price $115.00, expires 1/15/16	224	1,057,280
strike price $120.00, expires 1/15/16	300	1,290,000

Total Options Purchased (cost—$619,963)		2,347,280

Total Investments (cost—$145,148,868) (a)—97.9%		179,369,515

Other assets less liabilities—2.1%		3,915,624

Net Assets—100.0%		$183,285,139

Notes to Schedule of Investments:

(a) Securities with an aggregate value of $21,166,502, representing 11.5% of net assets, were valued utilizing modeling tools provided by a third-party vendor. See Note 1(a) and Note 1(b) in the Notes to Financial Statements.

(b) Fair-Valued—Security with a value of $87,130, representing less than 0.05% of net assets. See Note 1(a) and Note 1(b) in the Notes to Financial Statements.

(c) All or partial amount segregated for the benefit of the counterparty as collateral for options written. There were no open options written outstanding at December 31, 2014, however the Fund had securities segregated as collateral for any transactions in the future.

(d) Non-income producing.

(e) Exchange traded-Chicago Board Options Exchange.

Glossary:

ADR—American Depositary Receipt

See accompanying Notes to Financial Statements	| December 31, 2014 |	Semiannual Report	63

Schedule of Investments

December 31, 2014 (Unaudited)

AllianzGI Income & Growth Fund

	Shares	Value
Common Stock—34.9%
Aerospace & Defense—0.7%
Boeing Co.	144,700	$18,808,106

Auto Components—0.6%
Johnson Controls, Inc.	371,400	17,953,476

Automobiles—0.9%
Ford Motor Co.	1,571,927	24,364,868

Banks—0.8%
Wells Fargo & Co.	382,200	20,952,204

Beverages—1.4%
Coca-Cola Co.	412,300	17,407,306
PepsiCo, Inc.	224,600	21,238,176

		38,645,482

Biotechnology—1.6%
Amgen, Inc. (e)	148,200	23,606,778
Gilead Sciences, Inc. (e)(f)	219,700	20,708,922

		44,315,700

Chemicals—0.8%
Monsanto Co. (e)	179,600	21,456,812

Communications Equipment—1.1%
Harris Corp. (e)	188,100	13,509,342
QUALCOMM, Inc.	237,700	17,668,241

		31,177,583

Construction & Engineering—0.5%
Fluor Corp.	209,800	12,720,174

Diversified Telecommunication Services—0.6%
Verizon Communications, Inc.	337,800	15,802,284

Electronic Equipment, Instruments & Components—0.8%
Amphenol Corp., Class A	435,800	23,450,398

Energy Equipment & Services—0.9%
Diamond Offshore Drilling, Inc.	110,600	4,060,126
National Oilwell Varco, Inc.	93,000	6,094,290
Schlumberger Ltd.	172,400	14,724,684

		24,879,100

Food & Staples Retailing—2.5%
Costco Wholesale Corp.	151,100	21,418,425
Kroger Co.	405,200	26,017,892
Walgreens Boots Alliance, Inc.	278,200	21,198,840

		68,635,157

Health Care Equipment & Supplies—0.7%
Baxter International, Inc.	247,200	18,117,288

Health Care Providers & Services—0.9%
McKesson Corp. (e)	115,600	23,996,248

Hotels, Restaurants & Leisure—1.2%
McDonald’s Corp. (e)	112,900	10,578,730
Starbucks Corp. (e)	263,000	21,579,150

		32,157,880

Household Durables—0.2%
DR Horton, Inc.	238,100	6,021,549

Household Products—0.6%
Procter & Gamble Co.	191,500	17,443,735

Industrial Conglomerates—1.0%
3M Co.	60,600	9,957,792
General Electric Co.	747,300	18,884,271

		28,842,063

	Shares	Value
Insurance—0.6%
Prudential Financial, Inc. (e)	196,500	$17,775,390

Internet & Catalog Retail—0.7%
Amazon.com, Inc. (f)	61,300	19,024,455

Internet Software & Services—1.8%
Alibaba Group Holding Ltd. ADR (e)(f)	98,500	10,238,090
Facebook, Inc., Class A (e)(f)	166,600	12,998,132
Google, Inc., Class A (f)	29,100	15,442,206
Google, Inc., Class C (f)	18,800	9,896,320

		48,574,748

IT Services—1.4%
International Business Machines Corp.	92,200	14,792,568
Unisys Corp. (f)	30,110	887,643
Visa, Inc., Class A	90,000	23,598,000

		39,278,211

Machinery—1.1%
AGCO Corp.	208,700	9,433,240
Deere & Co.	145,600	12,881,232
Joy Global, Inc.	187,200	8,708,544

		31,023,016

Media—1.7%
Comcast Corp., Class A	373,200	21,649,332
Walt Disney Co.	263,400	24,809,646

		46,458,978

Metals & Mining—0.2%
Freeport-McMoRan, Inc.	218,100	5,094,816

Multi-line Retail—0.6%
Target Corp. (e)	233,000	17,687,030

Oil, Gas & Consumable Fuels—0.6%
Apache Corp.	11,404	714,689
Occidental Petroleum Corp.	67,500	5,441,175
Peabody Energy Corp.	176,700	1,367,658
Valero Energy Corp. (e)	191,100	9,459,450

		16,982,972

Pharmaceuticals—1.3%
AbbVie, Inc. (e)	177,100	11,589,424
Bristol-Myers Squibb Co. (e)	396,400	23,399,492

		34,988,916

Road & Rail—0.8%
Union Pacific Corp. (e)	196,100	23,361,393

Semiconductors & Semiconductor Equipment—1.7%
Intel Corp. (e)	660,300	23,962,287
Texas Instruments, Inc.	442,800	23,674,302

		47,636,589

Software—1.8%
Microsoft Corp.	588,300	27,326,535
Oracle Corp.	532,400	23,942,028

		51,268,563

Specialty Retail—0.9%
Home Depot, Inc.	244,600	25,675,662

Technology Hardware, Storage & Peripherals—1.9%
Apple, Inc. (e)	270,200	29,824,676
EMC Corp. (e)	747,500	22,230,650

		52,055,326

Total Common Stock (cost—$1,020,196,324)		966,626,172

	Principal Amount (000s)	Value
Corporate Bonds & Notes—29.7%
Advertising—0.1%
Affinion Group, Inc.,
7.875%, 12/15/18	$3,820	$2,807,700

Aerospace & Defense—0.9%
AAR Corp.,
7.25%, 1/15/22	6,530	7,085,050
Erickson, Inc.,
8.25%, 5/1/20	5,346	4,731,210
KLX, Inc. (a)(b),
5.875%, 12/1/22	2,595	2,627,437
Kratos Defense & Security Solutions, Inc.,
7.00%, 5/15/19	2,495	2,133,225
TransDigm, Inc.,
7.50%, 7/15/21	7,626	8,159,820

		24,736,742

Airlines—0.1%
United Continental Holdings, Inc.,
6.00%, 7/15/28	4,155	3,978,413

Apparel & Textiles—0.0%
Quiksilver, Inc.,
10.00%, 8/1/20	1,000	690,000

Auto Components—0.7%
Accuride Corp.,
9.50%, 8/1/18	3,915	4,042,237
American Axle & Manufacturing, Inc.,
6.625%, 10/15/22	3,855	4,105,575
Chassix, Inc. (a)(b),
9.25%, 8/1/18	5,110	3,500,350
Commercial Vehicle Group, Inc.,
7.875%, 4/15/19	3,485	3,615,688
Goodyear Tire & Rubber Co.,
8.25%, 8/15/20	4,845	5,159,925

		20,423,775

Auto Manufacturers—0.4%
Chrysler Group LLC,
8.25%, 6/15/21	5,520	6,141,000
Navistar International Corp.,
8.25%, 11/1/21	6,153	6,091,470

		12,232,470

Banks—0.1%
Citigroup, Inc. (d),
5.35%, 5/15/23	3,774	3,500,385

Building Materials—0.2%
Louisiana-Pacific Corp.,
7.50%, 6/1/20	6,035	6,382,013

Chemicals—0.1%
OMNOVA Solutions, Inc.,
7.875%, 11/1/18	3,616	3,661,200

Coal—0.1%
Arch Coal, Inc.,
9.875%, 6/15/19	3,930	1,355,850
CONSOL Energy, Inc. (a)(b),
5.875%, 4/15/22	2,530	2,365,550

		3,721,400

Commercial Services—2.2%
Avis Budget Car Rental LLC,
9.75%, 3/15/20	610	667,950
Cambium Learning Group, Inc.,
9.75%, 2/15/17	1,205	1,192,950
Cardtronics, Inc. (a)(b),
5.125%, 8/1/22	2,065	2,023,700

64	Semiannual Report	| December 31, 2014 |	See accompanying Notes to Financial Statements

Schedule of Investments

December 31, 2014 (Unaudited)

	Principal Amount (000s)	Value
Cenveo Corp.,
6.00%, 8/1/19 (a)(b)	$1,095	$996,450
8.50%, 9/15/22 (a)(b)	1,520	1,147,600
11.50%, 5/15/17	4,205	3,847,575
Deluxe Corp.,
7.00%, 3/15/19	2,465	2,585,169
ExamWorks Group, Inc.,
9.00%, 7/15/19	4,595	4,916,650
Harland Clarke Holdings Corp. (a)(b),
9.25%, 3/1/21	6,895	6,584,725
9.75%, 8/1/18	4,190	4,451,875
Hertz Corp.,
6.75%, 4/15/19	3,795	3,927,825
Monitronics International, Inc.,
9.125%, 4/1/20	6,210	5,895,619
RR Donnelley & Sons Co.,
6.00%, 4/1/24	3,195	3,163,050
7.00%, 2/15/22	5,500	5,926,250
SFX Entertainment, Inc. (a)(b),
9.625%, 2/1/19	4,668	4,329,570
United Rentals North America, Inc.,
8.25%, 2/1/21	4,000	4,380,000
8.375%, 9/15/20	3,725	4,013,687

		60,050,645

Computers—0.1%
Unisys Corp.,
6.25%, 8/15/17	3,615	3,786,713

Containers & Packaging—0.3%
Owens-Brockway Glass Container, Inc. (a)(b),
5.00%, 1/15/22	1,460	1,491,025
5.375%, 1/15/25	875	884,844
Reynolds Group Issuer, Inc.,
9.875%, 8/15/19	3,585	3,818,025
Tekni-Plex, Inc. (a)(b),
9.75%, 6/1/19	1,480	1,613,200

		7,807,094

Distribution/Wholesale—0.7%
H&E Equipment Services, Inc.,
7.00%, 9/1/22	5,240	5,416,850
HD Supply, Inc.,
7.50%, 7/15/20	2,465	2,594,413
11.00%, 4/15/20	5,380	6,160,100
Park-Ohio Industries, Inc.,
8.125%, 4/1/21	3,795	4,051,162

		18,222,525

Diversified Financial Services—1.4%
Ally Financial, Inc.,
8.00%, 3/15/20	2,995	3,541,588
Community Choice Financial, Inc.,
10.75%, 5/1/19	6,035	3,952,925
Icahn Enterprises L.P.,
6.00%, 8/1/20	2,165	2,241,208
International Lease Finance Corp.,
8.25%, 12/15/20	3,805	4,594,537
8.75%, 3/15/17	4,035	4,478,850
Nationstar Mortgage LLC,
7.875%, 10/1/20	5,105	4,926,325
9.625%, 5/1/19	2,760	2,932,500
Navient Corp.,
8.45%, 6/15/18	3,920	4,380,600
Springleaf Finance Corp.,
6.90%, 12/15/17	2,030	2,167,025
8.25%, 10/1/23	4,360	4,905,000

		38,120,558

Electric Utilities—0.5%
Calpine Corp.,
5.75%, 1/15/25	6,140	6,224,425
7.875%, 1/15/23 (a)(b)	874	967,955

	Principal Amount (000s)	Value
NRG Energy, Inc. (a)(b), 6.25%, 5/1/24	$6,523	$6,669,767

		13,862,147

Electrical Equipment—0.3%
Anixter, Inc.,
5.125%, 10/1/21	3,390	3,406,950
WireCo WorldGroup, Inc.,
9.50%, 5/15/17	4,815	4,863,150

		8,270,100

Electronics—0.4%
Kemet Corp.,
10.50%, 5/1/18	3,065	3,156,950
Viasystems, Inc. (a)(b),
7.875%, 5/1/19	7,155	7,584,300

		10,741,250

Engineering & Construction—0.4%
AECOM Technology Corp. (a)(b),
5.875%, 10/15/24	7,270	7,451,750
Dycom Investments, Inc.,
7.125%, 1/15/21	2,405	2,537,275

		9,989,025

Entertainment—0.3%
AMC Entertainment, Inc.,
9.75%, 12/1/20	5,000	5,462,500
Cedar Fair L.P./Canada’s Wonderland Co./Magnum Management Corp. (a)(b),
5.375%, 6/1/24	1,880	1,872,950

		7,335,450

Food & Beverage—0.9%
Post Holdings, Inc.,
7.375%, 2/15/22	8,900	8,922,250
SUPERVALU, Inc.,
6.75%, 6/1/21	5,560	5,490,500
8.00%, 5/1/16	2,375	2,565,000
U.S. Foods, Inc.,
8.50%, 6/30/19	7,300	7,745,300

		24,723,050

Healthcare-Products—0.4%
Kinetic Concepts, Inc.,
10.50%, 11/1/18	6,655	7,253,950
Teleflex, Inc. (a)(b),
5.25%, 6/15/24	4,820	4,832,050

		12,086,000

Healthcare-Services—2.0%
Community Health Systems, Inc.,
6.875%, 2/1/22	2,500	2,660,938
7.125%, 7/15/20	4,970	5,305,475
8.00%, 11/15/19	5,730	6,131,100
DaVita HealthCare Partners, Inc.,
5.125%, 7/15/24	4,930	5,037,844
Envision Healthcare Corp. (a)(b),
5.125%, 7/1/22	4,370	4,348,150
HCA, Inc., 7.50%, 2/15/22	7,500	8,587,500
Kindred Escrow Corp. II (a)(b),
8.00%, 1/15/20	2,890	3,085,075
8.75%, 1/15/23	2,630	2,843,688
Kindred Healthcare, Inc. (a)(b),
6.375%, 4/15/22	6,493	6,217,047
Select Medical Corp.,
6.375%, 6/1/21	1,050	1,071,000
Tenet Healthcare Corp.,
5.00%, 3/1/19 (a)(b)	3,250	3,262,187
8.125%, 4/1/22	5,255	5,885,600

		54,435,604

	Principal Amount (000s)	Value
Home Builders—1.0%
Beazer Homes USA, Inc.,
7.25%, 2/1/23	$2,810	$2,739,750
9.125%, 5/15/19	2,475	2,595,656
Brookfield Residential Properties, Inc. (a)(b),
6.50%, 12/15/20	8,735	9,171,750
KB Home,
8.00%, 3/15/20	4,835	5,318,500
Standard Pacific Corp.,
5.875%, 11/15/24	2,295	2,306,475
8.375%, 5/15/18	4,650	5,277,750
William Lyon Homes, Inc.,
8.50%, 11/15/20	785	849,763

		28,259,644

Internet—0.6%
Affinion Investments LLC,
13.50%, 8/15/18	3,876	2,940,536
Equinix, Inc.,
5.375%, 1/1/22	2,170	2,201,248
j2 Global, Inc.,
8.00%, 8/1/20	5,380	5,817,125
Mood Media Corp. (a)(b),
9.25%, 10/15/20	1,910	1,585,300
Zayo Group LLC,
8.125%, 1/1/20	4,806	5,112,382

		17,656,591

Iron/Steel—0.4%
AK Steel Corp.,
7.625%, 5/15/20	1,220	1,140,700
8.375%, 4/1/22	1,405	1,285,575
8.75%, 12/1/18	1,315	1,385,681
ArcelorMittal,
10.35%, 6/1/19	5,385	6,522,581
Steel Dynamics, Inc. (a)(b),
5.50%, 10/1/24	1,270	1,304,925

		11,639,462

Leisure Time—0.2%
Jarden Corp.,
7.50%, 5/1/17	3,190	3,509,000
NCL Corp. Ltd. (a)(b),
5.25%, 11/15/19	1,215	1,230,188

		4,739,188

Lodging—0.5%
Caesars Entertainment Operating Co., Inc.,
11.25%, 6/1/17	975	719,550
MGM Resorts International,
6.625%, 12/15/21	2,500	2,637,500
11.375%, 3/1/18	5,000	5,937,500
Wynn Las Vegas LLC,
7.75%, 8/15/20	3,550	3,799,316

		13,093,866

Machinery-Construction & Mining—0.2%
BlueLine Rental Finance Corp. (a)(b),
7.00%, 2/1/19	6,300	6,473,250

Machinery-Diversified—0.2%
Zebra Technologies Corp. (a)(b),
7.25%, 10/15/22	5,435	5,720,338

Media—2.7%
American Media, Inc.,
11.50%, 12/15/17	4,700	4,676,500
Cablevision Systems Corp.,
8.00%, 4/15/20	2,250	2,550,938
8.625%, 9/15/17	4,020	4,482,300
CCOH Safari LLC,
5.75%, 12/1/24	6,750	6,842,812

See accompanying Notes to Financial Statements	| December 31, 2014 |	Semiannual Report	65

Schedule of Investments

December 31, 2014 (Unaudited)

	Principal Amount (000s)	Value
Clear Channel Worldwide Holdings, Inc.,
6.50%, 11/15/22	$4,610	$4,771,350
DISH DBS Corp.,
5.875%, 7/15/22	4,400	4,521,000
6.75%, 6/1/21	6,000	6,465,000
Gray Television, Inc.,
7.50%, 10/1/20	6,015	6,225,525
LIN Television Corp. (a)(b),
5.875%, 11/15/22	6,155	6,108,838
McClatchy Co.,
9.00%, 12/15/22	5,735	6,272,656
McGraw-Hill Global Education Holdings LLC,
9.75%, 4/1/21	4,935	5,477,850
Mediacom Broadband LLC, 6.375%, 4/1/23	2,700	2,781,000
Nexstar Broadcasting, Inc., 6.875%, 11/15/20	6,220	6,484,350
Postmedia Network, Inc., 12.50%, 7/15/18	2,980	3,136,450
Sinclair Television Group, Inc., 6.375%, 11/1/21	3,125	3,234,375

		74,030,944

Mining—0.3%
Alcoa, Inc., 5.90%, 2/1/27	2,310	2,521,430
HudBay Minerals, Inc., 9.50%, 10/1/20	3,385	3,300,375
Thompson Creek Metals Co., Inc.,
7.375%, 6/1/18	2,595	2,140,875
12.50%, 5/1/19	437	435,907

		8,398,587

Miscellaneous Manufacturing—0.2%
Bombardier, Inc. (a)(b), 6.00%, 10/15/22	5,345	5,405,131
Gates Global LLC (a)(b), 6.00%, 7/15/22	1,260	1,213,002

		6,618,133

Oil, Gas & Consumable Fuels—3.0%
American Energy-Permian Basin LLC (a)(b),
7.375%, 11/1/21	5,000	3,700,000
BreitBurn Energy Partners L.P.,
7.875%, 4/15/22	1,870	1,453,925
8.625%, 10/15/20	3,025	2,616,625
Calumet Specialty Products Partners L.P. (a)(b),
6.50%, 4/15/21	5,575	5,003,563
Carrizo Oil & Gas, Inc., 8.625%, 10/15/18	4,995	5,019,975
Chesapeake Energy Corp., 6.625%, 8/15/20	6,055	6,463,712
Concho Resources, Inc., 7.00%, 1/15/21	3,170	3,336,425
CVR Refining LLC, 6.50%, 11/1/22	3,375	3,223,125
Energy XXI Gulf Coast, Inc.,
6.875%, 3/15/24 (a)(b)	3,120	1,692,600
9.25%, 12/15/17	5,110	3,398,150
EP Energy LLC, 9.375%, 5/1/20	5,685	5,770,275
Freeport-McMoran Oil & Gas LLC, 6.50%, 11/15/20	3,257	3,533,747
Hercules Offshore, Inc. (a)(b),
6.75%, 4/1/22	4,295	1,868,325
8.75%, 7/15/21	6,590	3,097,300
Laredo Petroleum, Inc.,
7.375%, 5/1/22	2,490	2,340,600
9.50%, 2/15/19	4,000	4,000,000
Linn Energy LLC, 6.50%, 9/15/21	2,940	2,396,100
Northern Oil and Gas, Inc., 8.00%, 6/1/20	2,985	2,276,063

	Principal Amount (000s)	Value
Offshore Group Investment Ltd., 7.50%, 11/1/19	$1,740	$1,305,000
Pioneer Energy Services Corp., 6.125%, 3/15/22	2,530	1,948,100
Rice Energy, Inc. (a)(b), 6.25%, 5/1/22	5,045	4,717,075
Sanchez Energy Corp. (a)(b), 6.125%, 1/15/23	4,820	4,060,850
Ultra Petroleum Corp. (a)(b), 6.125%, 10/1/24	1,210	1,046,650
United Refining Co., 10.50%, 2/28/18	2,048	2,119,680
Vanguard Natural Resources LLC,
7.875%, 4/1/20	7,305	6,338,914

		82,726,779

Paper & Forest Products—0.1%
Mercer International, Inc. (a)(b),
7.75%, 12/1/22	1,830	1,857,450

Pharmaceuticals—0.7%
Endo Finance LLC & Endo Finco, Inc. (a)(b),
5.375%, 1/15/23	4,015	3,944,737
7.00%, 12/15/20	4,000	4,215,000
Omnicare, Inc., 5.00%, 12/1/24	1,285	1,323,550
Salix Pharmaceuticals Ltd. (a)(b),
6.00%, 1/15/21	3,360	3,435,600
Valeant Pharmaceuticals International, Inc. (a)(b),
7.50%, 7/15/21	6,000	6,502,500

		19,421,387

Pipelines—0.4%
Energy Transfer Equity L.P., 5.875%, 1/15/24	3,314	3,380,280
Sabine Pass Liquefaction LLC, 5.75%, 5/15/24	4,148	4,090,965
Tesoro Logistics L.P.,
6.125%, 10/15/21	2,715	2,721,787
6.25%, 10/15/22 (a)(b)	575	576,438

		10,769,470

Real Estate—0.2%
Kennedy-Wilson, Inc., 5.875%, 4/1/24	5,458	5,485,290

Real Estate Investment Trust—0.2%
iStar Financial, Inc., 7.125%, 2/15/18	3,805	4,014,275

Retail—1.2%
Brown Shoe Co., Inc., 7.125%, 5/15/19	4,172	4,370,170
Claire’s Stores, Inc. (a)(b), 9.00%, 3/15/19	3,930	3,890,700
Conn’s, Inc. (a)(b), 7.25%, 7/15/22	6,015	4,541,325
Neiman Marcus Group Ltd. LLC (a)(b),
8.00%, 10/15/21	6,810	7,235,625
Rite Aid Corp.,
8.00%, 8/15/20	4,500	4,831,875
9.25%, 3/15/20	3,000	3,281,250
Sonic Automotive, Inc., 7.00%, 7/15/22	3,340	3,607,200

		31,758,145

Semiconductors—1.0%
Advanced Micro Devices, Inc.,
6.75%, 3/1/19	2,515	2,376,675
7.00%, 7/1/24	2,000	1,705,000
7.50%, 8/15/22	1,670	1,511,350
Amkor Technology, Inc., 6.375%, 10/1/22	4,010	3,889,700
Freescale Semiconductor, Inc. (a)(b),
6.00%, 1/15/22	6,500	6,808,750

	Principal Amount (000s)	Value
Micron Technology, Inc. (a)(b), 5.875%, 2/15/22	$6,400	$6,736,000
Sensata Technologies BV (a)(b), 5.625%, 11/1/24	5,020	5,217,662

		28,245,137

Shipbuilding—0.2%
Huntington Ingalls Industries, Inc. (a)(b),
5.00%, 12/15/21	4,845	4,935,844

Software—0.6%
Activision Blizzard, Inc. (a)(b), 6.125%, 9/15/23	3,770	4,071,600
BCP Singapore VI Cayman Financing Co., Ltd. (a)(b),
8.00%, 4/15/21	585	589,387
First Data Corp.,
7.375%, 6/15/19 (a)(b)	500	527,500
10.625%, 6/15/21	3,250	3,696,875
12.625%, 1/15/21	2,585	3,076,150
MSCI, Inc. (a)(b), 5.25%, 11/15/24	4,120	4,274,500

		16,236,012

Telecommunications—2.9%
CenturyLink, Inc., 6.75%, 12/1/23	2,000	2,197,500
Cincinnati Bell, Inc.,
8.375%, 10/15/20	530	559,150
8.75%, 3/15/18	2,165	2,227,785
Consolidated Communications, Inc.,
6.50%, 10/1/22 (a)(b)	3,590	3,607,950
10.875%, 6/1/20	4,105	4,654,044
EarthLink Holdings Corp.,
7.375%, 6/1/20	3,210	3,274,200
8.875%, 5/15/19	3,245	3,219,040
Hughes Satellite Systems Corp.,
7.625%, 6/15/21	6,890	7,613,450
Intelsat Jackson Holdings S.A.,
5.50%, 8/1/23	3,500	3,491,775
7.25%, 4/1/19	5,005	5,242,737
Level 3 Financing, Inc., 8.625%, 7/15/20	5,000	5,418,750
Sprint Communications, Inc.,
6.00%, 11/15/22	3,925	3,625,719
11.50%, 11/15/21	4,360	5,264,700
Sprint Corp., 7.125%, 6/15/24	2,250	2,103,750
T-Mobile USA, Inc.,
6.625%, 11/15/20	3,205	3,273,106
6.625%, 4/1/23	4,000	4,116,000
6.836%, 4/28/23	6,405	6,637,181
West Corp. (a)(b), 5.375%, 7/15/22	4,935	4,737,600
Windstream Corp.,
7.50%, 6/1/22	2,500	2,503,125
7.50%, 4/1/23	2,125	2,125,000
7.875%, 11/1/17	3,000	3,258,750

		79,151,312

Transportation—0.3%
Quality Distribution LLC, 9.875%, 11/1/18	2,089	2,188,228
XPO Logistics, Inc. (a)(b), 7.875%, 9/1/19	5,790	6,079,500

		8,267,728

Total Corporate Bonds & Notes (cost—$852,796,158)		821,063,091

Convertible Bonds—26.6%
Apparel & Textiles—0.2%
Iconix Brand Group, Inc.,
1.50%, 3/15/18	5,030	5,963,694

66	Semiannual Report	| December 31, 2014 |	See accompanying Notes to Financial Statements

Schedule of Investments

December 31, 2014 (Unaudited)

	Principal Amount (000s)	Value
2.50%, 6/1/16	$440	$519,475

		6,483,169

Auto Manufacturers—1.1%
Fiat Chrysler Automobiles NV, 7.875%, 12/15/16	9,880	10,621,000
Tesla Motors, Inc.,
0.25%, 3/1/19	5,995	5,571,603
1.25%, 3/1/21	13,665	12,392,447
Wabash National Corp., 3.375%, 5/1/18	855	1,088,522

		29,673,572

Biotechnology—1.8%
BioMarin Pharmaceutical, Inc.,
0.75%, 10/15/18	5,250	6,198,281
1.50%, 10/15/20	4,120	5,070,175
Gilead Sciences, Inc., 1.625%, 5/1/16	2,565	10,620,716
Illumina, Inc. (a)(b), zero coupon, 6/15/19	4,000	4,405,000
0.50%, 6/15/21	15,200	17,290,000
Medicines Co., 1.375%, 6/1/17	2,440	2,828,875
Sequenom, Inc., 5.00%, 10/1/17	930	960,225
Theravance, Inc., 2.125%, 1/15/23	1,360	1,059,100

		48,432,372

Computers—0.7%
SanDisk Corp., 0.50%, 10/15/20	17,005	20,512,281

Distribution/Wholesale—0.3%
WESCO International, Inc., 6.00%, 9/15/29	2,995	8,071,525

Diversified Financial Services—0.2%
Encore Capital Group, Inc. (a)(b), 2.875%, 3/15/21	6,360	6,165,225

Energy-Alternate Sources—0.3%
SolarCity Corp. (a)(b), 1.625%, 11/1/19	8,520	7,742,550

Healthcare-Products—0.9%
Cepheid (a)(b), 1.25%, 2/1/21	3,625	3,998,828
Hologic, Inc., zero coupon, 12/15/43	7,495	8,235,131
2.00%, 12/15/37	2,410	3,010,994
NuVasive, Inc., 2.75%, 7/1/17	6,580	8,397,725
Teleflex, Inc., 3.875%, 8/1/17	790	1,486,188

		25,128,866

Healthcare-Services—1.0%
Anthem, Inc., 2.75%, 10/15/42	9,200	15,881,500
Molina Healthcare, Inc., 1.125%, 1/15/20	8,025	11,194,875

		27,076,375

Home Builders—0.8%
KB Home, 1.375%, 2/1/19	5,375	5,354,844
Lennar Corp. (a)(b), 3.25%, 11/15/21	5,905	11,470,462
Ryland Group, Inc.,
0.25%, 6/1/19	1,705	1,586,716
1.625%, 5/15/18	2,875	3,899,219

		22,311,241

	Principal Amount (000s)	Value
Insurance—0.8%
Fidelity National Financial, Inc., 4.25%, 8/15/18	$4,695	$8,870,616
MGIC Investment Corp., 5.00%, 5/1/17	4,810	5,426,281
Radian Group, Inc., 2.25%, 3/1/19	5,400	8,710,875

		23,007,772

Internet—3.6%
Ctrip.com International Ltd., 1.25%, 10/15/18	5,875	5,742,813
LinkedIn Corp. (a)(b), 0.50%, 11/1/19	7,750	8,190,820
Priceline Group, Inc.,
0.35%, 6/15/20	10,775	12,068,000
0.90%, 9/15/21 (a)(b)	2,180	2,081,900
1.00%, 3/15/18	2,995	3,994,581
Qihoo 360 Technology Co., Ltd. (a)(b),
2.50%, 9/15/18	5,095	4,923,044
SINA Corp., 1.00%, 12/1/18	6,445	5,973,709
Twitter, Inc. (a)(b),
0.25%, 9/15/19	4,920	4,298,850
1.00%, 9/15/21	9,690	8,490,863
VeriSign, Inc., 4.086%, 8/15/37	6,275	10,781,234
WebMD Health Corp.,
1.50%, 12/1/20	2,970	2,979,281
2.50%, 1/31/18	6,075	6,090,188
Yahoo!, Inc., zero coupon, 12/1/18	15,765	17,912,981
YY, Inc. (a)(b), 2.25%, 4/1/19	7,795	7,200,631

		100,728,895

Iron/Steel—0.1%
U.S. Steel Corp., 2.75%, 4/1/19	1,215	1,515,713

Leisure Time—0.6%
Jarden Corp.,
1.125%, 3/15/34 (a)(b)	8,485	9,550,928
1.875%, 9/15/18	4,020	6,323,963

		15,874,891

Lodging—0.3%
MGM Resorts International, 4.25%, 4/15/15	7,375	8,720,937

Machinery-Diversified—0.1%
Chart Industries, Inc., 2.00%, 8/1/18	3,165	3,044,334

Media—0.5%
Liberty Interactive LLC, 3.50%, 1/15/31	7,380	3,975,975
Liberty Media Corp., 1.375%, 10/15/23	10,725	10,631,156

		14,607,131

Metal Fabricate/Hardware—0.3%
RTI International Metals, Inc.,
1.625%, 10/15/19	4,960	4,845,300
3.00%, 12/1/15	2,480	2,548,200

		7,393,500

Miscellaneous Manufacturing—0.1%
Trinity Industries, Inc., 3.875%, 6/1/36	2,230	2,940,812

Oil, Gas & Consumable Fuels—0.6%
Chesapeake Energy Corp., 2.50%, 5/15/37	2,445	2,386,931

	Principal Amount (000s)	Value
Cobalt International Energy, Inc.,
2.625%, 12/1/19	$7,050	$4,265,250
3.125%, 5/15/24	4,900	3,310,562
Energy XXI Ltd., 3.00%, 12/15/18	4,475	1,353,688
Stone Energy Corp., 1.75%, 3/1/17	5,735	5,014,541

		16,330,972

Pharmaceuticals—1.9%
Endo Health Solutions, Inc., 1.75%, 4/15/15	1,490	3,670,988
Herbalife Ltd. (a)(b), 2.00%, 8/15/19	9,350	6,901,516
Jazz Investments I Ltd. (a)(b), 1.875%, 8/15/21	6,810	7,737,862
Mylan, Inc., 3.75%, 9/15/15	3,280	13,878,500
Omnicare, Inc., 3.50%, 2/15/44	9,685	11,622,000
Salix Pharmaceuticals Ltd., 1.50%, 3/15/19	5,050	9,232,031

		53,042,897

Real Estate—0.3%
Brookdale Senior Living, Inc., 2.75%, 6/15/18	5,725	7,818,203

Real Estate Investment Trust—1.4%
DDR Corp., 1.75%, 11/15/40	5,880	7,294,875
Host Hotels & Resorts L.P. (a)(b),
2.50%, 10/15/29	5,305	9,804,303
iStar Financial, Inc.,
1.50%, 11/15/16 (a)(b)	4,510	4,596,592
3.00%, 11/15/16	3,085	3,908,310
Redwood Trust, Inc., 4.625%, 4/15/18	2,000	1,977,500
Starwood Property Trust, Inc.,
3.75%, 10/15/17	2,800	2,856,000
4.55%, 3/1/18	6,610	7,056,175

		37,493,755

Semiconductors—4.6%
GT Advanced Technologies, Inc. (c),
3.00%, 10/1/17	2,860	1,462,175
Intel Corp., 3.25%, 8/1/39	8,260	14,377,604
Lam Research Corp.,
0.50%, 5/15/16	3,290	4,334,575
1.25%, 5/15/18	7,885	11,186,844
Microchip Technology, Inc., 2.125%, 12/15/37	6,100	10,911,375
Micron Technology, Inc., 3.00%, 11/15/43	17,452	23,047,547
Novellus Systems, Inc., 2.625%, 5/15/41	4,220	9,695,450
NVIDIA Corp., 1.00%, 12/1/18	9,410	10,862,669
NXP Semiconductors NV (a)(b),
1.00%, 12/1/19	8,100	8,337,937
ON Semiconductor Corp., 2.625%, 12/15/26	6,005	7,160,962
SunEdison, Inc. (a)(b),
0.25%, 1/15/20	12,845	12,507,819
2.00%, 10/1/18	3,485	5,131,663
Xilinx, Inc., 2.625%, 6/15/17	6,195	9,354,450

		128,371,070

Software—2.9%
Akamai Technologies, Inc. (a)(b),
zero coupon, 2/15/19	12,525	13,057,375
Allscripts Healthcare Solutions, Inc.,
1.25%, 7/1/20	5,200	5,141,500

See accompanying Notes to Financial Statements	| December 31, 2014 |	Semiannual Report	67

Schedule of Investments

December 31, 2014 (Unaudited)

	Principal Amount (000s)	Value
Citrix Systems, Inc. (a)(b), 0.50%, 4/15/19	$10,500	$11,070,937
Electronic Arts, Inc., 0.75%, 7/15/16	7,040	10,639,200
Red Hat, Inc. (a)(b), 0.25%, 10/1/19	4,325	5,125,125
Salesforce.com, Inc., 0.25%, 4/1/18	14,285	16,311,684
ServiceNow, Inc.,
zero coupon, 11/1/18	8,925	10,196,813
Verint Systems, Inc., 1.50%, 6/1/21	1,400	1,552,250
Workday, Inc., 0.75%, 7/15/18	4,995	5,947,172

		79,042,056

Telecommunications—1.1%
Ciena Corp.,
0.875%, 6/15/17	5,465	5,441,090
3.75%, 10/15/18 (a)(b)	2,910	3,617,494
Ixia, 3.00%, 12/15/15	3,385	3,395,578
JDS Uniphase Corp., 0.625%, 8/15/33	10,315	10,946,794
Palo Alto Networks, Inc. (a)(b),
zero coupon, 7/1/19	5,185	6,575,228

		29,976,184

Transportation—0.1%
Hornbeck Offshore Services, Inc.,
1.50%, 9/1/19	4,860	4,052,025

Total Convertible Bonds (cost—$755,636,317)		735,558,323

	Shares
Convertible Preferred Stock—6.3%
Aerospace & Defense—0.4%
United Technologies Corp., zero coupon	193,270	11,853,249

Automobiles—0.2%
Goldman Sachs Group, Inc. (General Motors Co.) (g),
8.00%, 12/17/15	144,000	4,862,160

Banks—1.0%
Bank of America Corp., Ser. L (d),
7.25%	4,415	5,134,513
JPMorgan Chase & Co. (Bank of America Corp.) (g),
8.00%, 9/18/15	536,300	9,090,285
Wells Fargo & Co., Ser. L (d), 7.50%	10,570	12,845,192

		27,069,990

Diversified Telecommunication Services—0.1%
Intelsat S.A., Ser. A, 5.75%, 5/1/16	43,650	2,051,550

Electric Utilities—0.4%
Exelon Corp., 6.50%, 6/1/17	205,550	10,791,375

Food Products—1.1%
Post Holdings, Inc. (a)(b)(d), 2.50%	110,675	9,331,286
Tyson Foods, Inc., 4.75%, 7/15/17	230,490	11,602,867
Wells Fargo & Co. (Archer Daniels-Midland Co.) (g),
8.00%, 8/28/15	173,000	8,636,160

		29,570,313

Health Care Equipment & Supplies—0.4%
Credit Suisse AG (Medtronic) (g),
8.00%, 6/23/15	177,000	11,876,700

	Shares	Value
Health Care Providers & Services—0.1%
JPMorgan Chase & Co. (HCA Holding, Inc.) (g),
8.00%, 5/5/15	55,600	$3,429,964

Independent Power Producers & Energy Traders—0.2%
Dynegy, Inc., Ser. A, 5.375%, 11/1/17	56,515	5,764,530

Iron/Steel—0.2%
ArcelorMittal, 6.00%, 1/15/16	321,315	5,713,366

Machinery—0.5%
Stanley Black & Decker, Inc., zero coupon, UNIT (f)	29,675	3,493,934
4.75%, 11/17/15	71,900	9,998,594

		13,492,528

Metals & Mining—0.3%
Alcoa, Inc., Ser. 1, 5.375%, 10/1/17	186,800	9,424,060

Oil, Gas & Consumable Fuels—0.6%
Chesapeake Energy Corp. (a)(b)(d),
5.75%	15,025	15,597,828

Real Estate Investment Trust—0.8%
American Tower Corp., Ser. A, 5.25%, 5/15/17	93,840	10,709,490
Crown Castle International Corp., Ser. A,
4.50%, 11/1/16	96,230	9,910,728
Felcor Lodging Trust, Inc., Ser. A (d),
1.95%	120,000	3,095,628

		23,715,846

Total Convertible Preferred Stock (cost—$176,677,655)		175,213,459

	Principal Amount (000s)
Repurchase Agreements—1.8%
State Street Bank and Trust Co., dated 12/31/14, 0.00%, due 1/2/15, proceeds $48,455,000; collateralized by U.S. Treasury Notes, 2.375%, due 8/15/24, valued at $49,427,888 including accrued interest
(cost—$48,455,000)	$48,455	48,455,000

Total Investments, before options written (cost—$2,853,761,454)—99.3%		2,746,916,045

	Contracts
Options Written (f)— (0.0)%
Call Options—(0.0)%
AbbVie, Inc., strike price $72.50, expires 1/17/15	1,060	(13,250)
Alibaba Group Holding Ltd., strike price $120.00, expires 2/20/15	590	(73,750)
Amgen, Inc., strike price $175.00, expires 1/17/15	740	(16,650)
Apple, Inc., strike price $122.86, expires 1/17/15	1,620	(13,770)

	Contracts	Value
Bristol-Myers Squibb Co., strike price $62.50, expires 1/17/15	1,985	$(46,648)
EMC Corp., strike price $32.00, expires 1/17/15	1,800	(8,100)
Facebook, Inc., strike price $87.50, expires 1/17/15	1,000	(2,500)
Gilead Sciences, Inc., strike price $110.00, expires 2/20/15	550	(54,450)
Intel Corp., strike price $39.50, expires 1/17/15	3,300	(31,350)
McDonald’s Corp., strike price $101.00, expires 1/17/15	180	(4,590)
McKesson Corp., strike price $220.00, expires 1/17/15	575	(18,687)
Monsanto Co., strike price $127.00, expires 1/17/15	900	(26,550)
Prudential Financial, Inc., strike price $95.00, expires 1/17/15	1,180	(25,370)
Starbucks Corp., strike price $85.00, expires 1/17/15	1,315	(37,478)
Target Corp., strike price $77.50, expires 1/17/15	1,165	(80,385)
Union Pacific Corp., strike price $125.00, expires 1/17/15	980	(31,360)
Valero Energy Corp., strike price $55.00, expires 1/17/15	1,335	(6,007)
Walgreens Boots Alliance, Inc., strike price $77.50, expires 1/17/15	1,390	(114,675)

Total Options Written (premiums received—$1,129,556)		(605,570)

Total Investments, net of options written (cost—$2,852,631,898)—99.3%		2,746,310,475

Other assets less other liabilities—0.7%		18,954,363

Net Assets—100.0%		$2,765,264,838

Notes to Schedule of Investments:

(a) Private Placement—Restricted as to resale and may not have a readily available market. Securities with an aggregate value of $443,538,064, representing 16.0% of net assets.

(b) 144A—Exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be

68	Semiannual Report	| December 31, 2014 |	See accompanying Notes to Financial Statements

Schedule of Investments

December 31, 2014 (Unaudited)

resold in transactions exempt from registration, typically only to qualified institutional buyers. Unless otherwise indicated, these securities are not considered to be illiquid.

(c) In default.

(d) Perpetual maturity. The date shown, if any, is the next call date. For Corporate Bonds & Notes the interest rate is fixed until the first call date and variable thereafter.

(e) All or partial amount segregated for the benefit of the counterparty as collateral for options written.

(f) Non-income producing.

(g) Securities exchangeable or convertible into securities of an entity different than the issuer or structured by the issuer to provide exposure to securities of an entity different than the issuer (synthetic convertible securities). Such entity is identified in the parenthetical.

Glossary:

ADR—American Depositary Receipt

MSCI—Morgan Stanley Capital International

UNIT—More than one class of securities traded together.

AllianzGI International Managed Volatility Fund

	Shares	Value
Common Stock—98.2%
Australia—6.2%
AGL Energy Ltd.	101,225	$1,104,071
Amcor Ltd.	44,456	489,120
APA Group	74,282	449,056
Coca-Cola Amatil Ltd.	48,900	369,198
CSL Ltd.	4,425	310,837
Flight Centre Travel Group Ltd.	6,960	184,238
Insurance Australia Group Ltd.	62,906	319,406
Newcrest Mining Ltd. (d)	57,649	507,250
Scentre Group REIT (d)	77,352	219,151
Sonic Healthcare Ltd.	15,761	237,117
Westfield Corp. REIT (d)	83,857	614,702
Woodside Petroleum Ltd.	10,622	328,510

		5,132,656

Belgium—0.6%
Ageas	13,966	496,564

China—1.1%
Bank of China Ltd., Class H	583,000	327,220
Jiangsu Expressway Co., Ltd., Class H	312,000	371,471
Semiconductor Manufacturing International Corp. (d)	2,171,000	198,157

		896,848

Denmark—0.4%
TDC A/S	43,052	328,354

Finland—0.2%
Elisa Oyj	7,383	201,519

France—8.2%
Dassault Systemes	29,909	1,823,861
Edenred	7,454	206,148
Eutelsat Communications S.A.	23,600	763,215
Iliad S.A.	981	235,869
Numericable-SFR (d)	5,700	282,375
SCOR SE	44,488	1,348,001
SES S.A.	59,739	2,148,014

		6,807,483

Germany—8.9%
Deutsche Annington Immobilien SE	18,599	631,467
Fresenius Medical Care AG & Co. KGaA	29,999	2,239,030
Fresenius SE & Co. KGaA	11,549	600,479
Kabel Deutschland Holding AG (d)	4,139	560,912
MAN SE	19,347	2,154,652
Rhoen Klinikum AG	43,817	1,228,046

		7,414,586

Hong Kong—15.3%
ASM Pacific Technology Ltd.	26,700	254,222
Cathay Pacific Airways Ltd.	164,000	356,988
Cheung Kong Infrastructure Holdings Ltd.	99,000	729,925
CLP Holdings Ltd.	265,000	2,299,861
Esprit Holdings Ltd.	392,100	467,732
Hang Seng Bank Ltd.	44,400	737,949
HKT Trust & HKT Ltd	184,000	239,175
Hong Kong & China Gas Co., Ltd.	177,833	404,252
Hongkong Land Holdings Ltd.	149,000	1,003,891
Hysan Development Co., Ltd.	68,000	301,784

	Shares	Value
Jardine Matheson Holdings Ltd.	17,200	$1,045,147
Kerry Properties Ltd.	88,000	316,895
Lifestyle International Holdings Ltd.	180,000	377,425
Link REIT	37,000	231,410
MTR Corp. Ltd.	94,500	386,625
PCCW Ltd.	552,000	377,270
Power Assets Holdings Ltd.	84,000	811,573
Swire Pacific Ltd., Class A	24,000	311,531
Techtronic Industries Co., Ltd.	268,500	861,371
VTech Holdings Ltd.	58,700	843,259
Yue Yuen Industrial Holdings Ltd.	111,000	398,420

		12,756,705

Israel—3.8%
Bank Hapoalim BM	63,977	300,828
Bank Leumi Le-Israel BM (d)	129,194	441,354
Bezeq The Israeli Telecommunication Corp., Ltd.	465,234	825,239
Delek Group Ltd.	739	185,363
Israel Chemicals Ltd.	94,032	676,578
Mizrahi Tefahot Bank Ltd. (d)	47,549	497,619
Teva Pharmaceutical Industries Ltd.	3,911	224,197

		3,151,178

Japan—17.3%
ABC-Mart, Inc.	10,100	488,721
ANA Holdings, Inc.	95,000	234,900
Aozora Bank Ltd.	77,000	238,357
Canon, Inc.	17,100	543,502
Coca-Cola West Co., Ltd.	19,700	271,660
Don Quijote Holdings Co., Ltd.	5,600	384,983
Eisai Co., Ltd.	7,500	290,049
FamilyMart Co., Ltd.	43,200	1,627,076
Hikari Tsushin, Inc.	4,600	279,792
HIS Co., Ltd.	7,400	208,908
Kenedix Office Investment Corp. REIT	41	232,066
Kewpie Corp.	19,400	361,661
Lawson, Inc.	21,200	1,281,076
McDonald’s Holdings Co. Japan Ltd.	9,100	199,178
Nippon Prologis REIT, Inc. REIT	100	217,125
Oriental Land Co., Ltd.	5,600	1,291,438
Osaka Gas Co., Ltd.	126,000	470,604
Otsuka Corp.	13,100	415,380
Otsuka Holdings Co., Ltd.	8,700	260,837
Sankyo Co., Ltd.	20,700	710,089
Sawai Pharmaceutical Co., Ltd.	4,700	270,015
Square Enix Holdings Co., Ltd.	24,200	498,994
Sumitomo Heavy Industries Ltd.	37,000	199,022
Suntory Beverage & Food Ltd.	13,600	469,870
Takeda Pharmaceutical Co., Ltd.	34,400	1,424,084
Tokyo Gas Co., Ltd.	40,000	215,827
Tsuruha Holdings, Inc.	4,800	277,743
United Urban Investment Corp. REIT	198	311,676
Yamazaki Baking Co., Ltd.	28,000	345,499
Zenkoku Hosho Co., Ltd.	14,700	417,149

		14,437,281

Jersey, Channel Islands—0.3%
Centamin PLC	309,448	284,131

Luxembourg—0.4%
Altice S.A. (d)	4,277	337,746

See accompanying Notes to Financial Statements	| December 31, 2014 |	Semiannual Report	69

Schedule of Investments

December 31, 2014 (Unaudited)

	Shares	Value
Netherlands—4.4%
Koninklijke DSM NV	19,482	$1,188,265
Nutreco NV	8,907	478,080
Reed Elsevier NV	23,478	560,669
Ziggo NV (c)(d)	26,757	1,390,606

		3,617,620

New Zealand—1.4%
Auckland International Airport Ltd.	80,380	264,480
Sky Network Television Ltd.	137,688	646,400
SKYCITY Entertainment Group Ltd.	85,362	257,897

		1,168,777

Singapore—11.1%
Ascendas Real Estate Investment Trust REIT	118,000	211,663
CapitaCommercial Trust REIT	544,000	718,217
CapitaMall Trust REIT	551,000	845,989
ComfortDelGro Corp., Ltd.	487,000	953,020
DBS Group Holdings Ltd.	36,000	557,328
Hutchison Port Holdings Trust UNIT	1,536,000	1,055,630
Keppel Corp., Ltd.	46,000	306,607
Sembcorp Industries Ltd.	102,000	341,600
Singapore Airlines Ltd.	149,000	1,301,276
Singapore Exchange Ltd.	53,000	311,593
Singapore Post Ltd.	267,000	386,269
Singapore Press Holdings Ltd.	368,000	1,168,204
StarHub Ltd.	253,000	790,464
Suntec Real Estate Investment Trust REIT	177,000	261,839

		9,209,699

Spain—1.3%
Ebro Foods S.A.	12,137	200,622
Enagas S.A.	6,478	204,323
Viscofan S.A.	12,511	663,787

		1,068,732

Sweden—0.9%
Autoliv, Inc. SDR	2,031	216,718
Meda AB, Class A	36,671	525,877

		742,595

Switzerland—4.2%
Helvetia Holding AG	435	206,690
Nestle S.A.	4,435	323,316
Novartis AG	2,670	247,625
Partners Group Holding AG	1,440	418,949
PSP Swiss Property AG (d)	9,921	853,831
Roche Holdings AG	1,369	370,920
Swisscom AG	2,110	1,107,196

		3,528,527

United Kingdom—12.2%
Admiral Group PLC	34,246	702,560
BP PLC	44,895	284,974
Centrica PLC	237,083	1,026,909
Fresnillo PLC	39,342	467,577
GlaxoSmithKline PLC	18,758	402,427
Imperial Tobacco Group PLC	12,786	562,833
Merlin Entertainments PLC (a)	64,828	401,133
Next PLC	2,739	290,490
Pennon Group PLC	51,405	734,407
Randgold Resources Ltd.	36,045	2,447,096
Royal Dutch Shell PLC, Class A	8,472	282,735
RSA Insurance Group PLC (d)	203,000	1,370,547
Serco Group PLC	112,372	281,455

	Shares	Value
SSE PLC	35,909	$907,316

		10,162,459

Total Common Stock (cost—$79,363,376)		81,743,460

Rights—0.0%
Australia—0.0%
APA Group, expires 1/27/15 (c)(d) (cost—$0)	26,445	18,351

	Principal Amount (000s)
Repurchase Agreements—0.4%
State Street Bank and Trust Co., dated 12/31/14, 0.00%, due 1/2/15, proceeds $352,000; collateralized by U.S. Treasury Notes, 2.375%, due 8/15/24, valued at $359,625 including accrued interest
(cost—$352,000)	$352	352,000

Total Investments (cost—$79,715,376) (b)—98.6%		82,113,811

Other assets less liabilities—1.4%		1,172,521

Net Assets—100.0%		$83,286,332

Notes to Schedule of Investments:

(a) 144A—Exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, typically only to qualified institutional buyers. Unless otherwise indicated, these securities are not considered to be illiquid.

(b) Securities with an aggregate value of $73,915,067, representing 88.7% of net assets, were valued utilizing modeling tools provided by a third-party vendor. See Note 1(a) and Note 1(b) in the Notes to Financial Statements.

(c) Fair-Valued—Securities with an aggregate value of $1,408,957, representing 1.7% of net assets. See Note 1(a) and Note 1(b) in the Notes to Financial Statements.

(d) Non-income producing.

Glossary:

REIT—Real Estate Investment Trust

SDR—Swedish Depository Receipt

UNIT—More than one class of securities traded together.

The industry classification of portfolio holdings and other assets less liabilities shown as a percentage of net assets were as follows:

Media	7.8%
Electric Utilities	5.7%
Diversified Telecommunication Services	5.6%
Insurance	5.4%
Health Care Providers & Services	5.2%
Pharmaceuticals	4.7%
Real Estate Investment Trust	4.7%
Metals & Mining	4.4%
Real Estate Management & Development	4.1%
Food & Staples Retailing	3.8%
Banks	3.8%
Hotels, Restaurants & Leisure	2.9%
Food Products	2.8%
Machinery	2.8%
Software	2.8%
Multi-Utilities	2.5%
Airlines	2.3%
Chemicals	2.2%
Gas Utilities	2.2%
Transportation Infrastructure	2.1%
Industrial Conglomerates	2.0%
Road & Rail	1.6%
Specialty Retail	1.5%
Beverages	1.4%
Multi-line Retail	1.3%
Oil, Gas & Consumable Fuels	1.2%
Household Durables	1.0%
Communications Equipment	1.0%
Wireless Telecommunication Services	0.9%
Water Utilities	0.9%
Diversified Financial Services	0.9%
Leisure Equipment & Products	0.9%
Tobacco	0.7%
Technology Hardware, Storage & Peripherals	0.7%
Containers & Packaging	0.6%
Commercial Services & Supplies	0.6%
Semiconductors & Semiconductor Equipment	0.5%
Capital Markets	0.5%
IT Services	0.5%
Textiles, Apparel & Luxury Goods	0.5%
Air Freight & Logistics	0.5%
Biotechnology	0.4%
Auto Components	0.3%
Repurchase Agreements	0.4%
Other assets less liabilities	1.4%

100.0%

70	Semiannual Report	| December 31, 2014 |	See accompanying Notes to Financial Statements

Schedule of Investments

December 31, 2014 (Unaudited)

AllianzGI Mid-Cap Fund

	Shares	Value
Common Stock—99.7%
Aerospace & Defense—1.4%
BE Aerospace, Inc. (a)	79,575	$4,616,942

Airlines—3.0%
United Continental Holdings, Inc. (a)	146,446	9,795,773

Auto Components—1.9%
Delphi Automotive PLC	82,655	6,010,672

Banks—1.6%
First Republic Bank	101,846	5,308,214

Biotechnology—4.3%
Incyte Corp., Ltd. (a)	43,331	3,167,930
Medivation, Inc. (a)	31,838	3,171,383
Vertex Pharmaceuticals, Inc. (a)	63,314	7,521,703

		13,861,016

Capital Markets—3.0%
Ameriprise Financial, Inc.	35,336	4,673,186
SEI Investments Co.	125,998	5,044,960

		9,718,146

Chemicals—5.2%
Airgas, Inc.	35,089	4,041,551
International Flavors & Fragrances, Inc.	45,105	4,571,843
Sherwin-Williams Co.	31,671	8,330,740

		16,944,134

Communications Equipment—2.0%
Palo Alto Networks, Inc. (a)	52,326	6,413,598

Construction Materials—1.2%
Vulcan Materials Co.	59,662	3,921,583

Diversified Financial Services—2.7%
CBOE Holdings, Inc.	65,175	4,133,399
McGraw Hill Financial, Inc.	53,599	4,769,239

		8,902,638

Electrical Equipment—3.6%
Acuity Brands, Inc.	27,900	3,907,953
AMETEK, Inc.	150,676	7,930,078

		11,838,031

Energy Equipment & Services—1.1%
Weatherford International PLC (a)	302,663	3,465,491

Food Products—4.0%
Hershey Co.	74,976	7,792,256
Tyson Foods, Inc., Class A	127,161	5,097,884

		12,890,140

Health Care Equipment & Supplies—4.4%
Cooper Cos., Inc.	31,778	5,150,896
DexCom, Inc. (a)	47,880	2,635,794
Intuitive Surgical, Inc. (a)	12,285	6,498,028

		14,284,718

Health Care Providers & Services—1.8%
Cardinal Health, Inc.	73,517	5,935,027

Hotels, Restaurants & Leisure—6.4%
Chipotle Mexican Grill, Inc. (a)	7,814	5,348,761
Dunkin’ Brands Group, Inc.	103,120	4,398,068
Royal Caribbean Cruises Ltd.	71,011	5,853,437
Starwood Hotels & Resorts Worldwide, Inc.	66,475	5,389,128

		20,989,394

Household Durables—4.9%
GoPro, Inc., Class A (a)	52,590	3,324,740

	Shares	Value
Harman International Industries, Inc.	55,394	$5,911,094
Newell Rubbermaid, Inc.	179,803	6,848,696

		16,084,530

Internet Software & Services—4.4%
Equinix, Inc.	26,903	6,099,717
HomeAway, Inc. (a)	125,424	3,735,127
Yelp, Inc. (a)	84,610	4,630,705

		14,465,549

IT Services—1.6%
Fidelity National Information Services, Inc.	83,647	5,202,843

Life Sciences Tools & Services—2.8%
PerkinElmer, Inc.	85,841	3,753,827
Quintiles Transnational Holdings, Inc. (a)	93,143	5,483,328

		9,237,155

Machinery—2.9%
ITT Corp.	95,175	3,850,780
WABCO Holdings, Inc. (a)	53,332	5,588,127

		9,438,907

Media—2.8%
AMC Networks, Inc., Class A (a)	71,897	4,584,872
Scripps Networks Interactive, Inc., Class A	60,146	4,527,189

		9,112,061

Metals & Mining—1.6%
Constellium NV, Class A (a)	315,654	5,186,195

Multi-line Retail—2.3%
Dollar Tree, Inc. (a)	106,670	7,507,435

Oil, Gas & Consumable Fuels—2.6%
Concho Resources, Inc. (a)	52,935	5,280,266
Range Resources Corp.	60,635	3,240,941

		8,521,207

Pharmaceuticals—2.0%
Endo International PLC (a)	89,201	6,433,176

Professional Services—1.3%
Towers Watson & Co., Class A	36,176	4,094,038

Real Estate Management & Development—1.8%
CBRE Group, Inc., Class A (a)	172,423	5,905,488

Road & Rail—2.9%
Kansas City Southern	34,250	4,179,528
Swift Transportation Co. (a)	180,710	5,173,727

		9,353,255

Semiconductors & Semiconductor Equipment—5.8%
Atmel Corp. (a)	522,615	4,387,353
Broadcom Corp., Class A	133,978	5,805,267
Lam Research Corp.	54,069	4,289,834
NXP Semiconductors NV (a)	59,213	4,523,873

		19,006,327

Software—2.0%
Activision Blizzard, Inc.	161,465	3,253,520
Aspen Technology, Inc. (a)	94,523	3,310,195

		6,563,715

Specialty Retail—2.3%
Advance Auto Parts, Inc.	47,446	7,557,199

Technology Hardware, Storage & Peripherals—1.5%
Western Digital Corp.	42,675	4,724,122

	Shares	Value
Textiles, Apparel & Luxury Goods—6.6%
Deckers Outdoor Corp. (a)	51,329	$4,672,992
Gildan Activewear, Inc.	81,320	4,598,646
Kate Spade & Co. (a)	173,266	5,546,245
Michael Kors Holdings Ltd. (a)	89,055	6,688,030

		21,505,913

Total Common Stock (cost—$282,144,242)		324,794,632

	Principal Amount (000s)
Repurchase Agreements—0.7%
State Street Bank and Trust Co., dated 12/31/14, 0.00%, due 1/2/15, proceeds $2,232,000; collateralized by U.S. Treasury Notes, 2.375%, due 8/15/24, valued at $2,281,050 including accrued interest
(cost—$2,232,000)	$2,232	2,232,000

Total Investments (cost—$284,376,242)—100.4%		327,026,632

Liabilities in excess of other assets—(0.4)%		(1,285,628)

Net Assets—100.0%		$325,741,004

Notes to Schedule of Investments:

(a) Non-income producing.

See accompanying Notes to Financial Statements	| December 31, 2014 |	Semiannual Report	71

Schedule of Investments

December 31, 2014 (Unaudited)

AllianzGI NFJ All-Cap Value Fund

	Shares	Value
Common Stock—96.7%
Aerospace & Defense—2.8%
Northrop Grumman Corp.	5,300	$781,167

Automobiles—2.4%
Ford Motor Co.	41,600	644,800

Banks—13.3%
Bank of America Corp.	20,500	366,745
Citigroup, Inc.	6,000	324,660
Fifth Third Bancorp	29,300	596,987
JPMorgan Chase & Co.	10,600	663,348
Old National Bancorp	23,100	343,728
PNC Financial Services Group, Inc.	7,200	656,856
Wells Fargo & Co.	12,700	696,214

		3,648,538

Beverages—1.3%
Molson Coors Brewing Co., Class B	4,700	350,244

Capital Markets—2.5%
Ameriprise Financial, Inc.	5,200	687,700

Chemicals—1.3%
EI du Pont de Nemours & Co.	4,900	362,306

Commercial Services & Supplies—1.3%
Republic Services, Inc.	8,600	346,150

Communications Equipment—1.4%
Cisco Systems, Inc.	14,000	389,410

Consumer Finance—2.8%
Capital One Financial Corp.	4,200	346,710
Navient Corp.	19,100	412,751

		759,461

Diversified Telecommunication Services—3.5%
AT&T, Inc.	18,400	618,056
Verizon Communications, Inc.	7,200	336,816

		954,872

Electronic Equipment, Instruments & Components—1.3%
Avnet, Inc.	8,000	344,160

Food & Staples Retailing—2.9%
Kroger Co.	6,900	443,049
Wal-Mart Stores, Inc.	4,000	343,520

		786,569

Food Products—2.6%
Ingredion, Inc.	8,500	721,140

Health Care Equipment & Supplies—4.1%
Medtronic, Inc.	10,300	743,660
Zimmer Holdings, Inc.	3,300	374,286

		1,117,946

Health Care Providers & Services—1.3%
Cigna Corp.	3,533	363,581

Household Durables—3.1%
Whirlpool Corp.	4,400	852,456

Independent Power Producers & Energy Traders—1.2%
AES Corp.	24,900	342,873

Industrial Conglomerates—2.3%
General Electric Co.	24,800	626,696

	Shares	Value
Insurance—5.4%
Allstate Corp.	11,200	$786,800
MetLife, Inc.	6,100	329,949
Reinsurance Group of America, Inc.	4,200	368,004

		1,484,753

IT Services—2.6%
Xerox Corp.	51,100	708,246

Machinery—4.0%
Crane Co.	5,700	334,590
Hillenbrand, Inc.	10,000	345,000
Trinity Industries, Inc.	14,500	406,145

		1,085,735

Metals & Mining—0.9%
Reliance Steel & Aluminum Co.	3,900	238,953

Multi-Utilities—2.4%
Public Service Enterprise Group, Inc.	15,900	658,419

Oil, Gas & Consumable Fuels—9.2%
Chevron Corp.	5,100	572,118
ConocoPhillips	6,400	441,984
Devon Energy Corp.	4,300	263,203
HollyFrontier Corp.	5,224	195,796
Murphy Oil Corp.	4,700	237,444
Royal Dutch Shell PLC ADR	5,000	334,750
Total S.A. ADR	9,400	481,280

		2,526,575

Paper & Forest Products—2.3%
International Paper Co.	12,000	642,960

Pharmaceuticals—6.5%
GlaxoSmithKline PLC ADR	5,600	239,344
Merck & Co., Inc.	10,400	590,616
Pfizer, Inc.	19,000	591,850
Teva Pharmaceutical Industries Ltd. ADR	6,000	345,060

		1,766,870

Real Estate Investment Trust—1.3%
CBL & Associates Properties, Inc.	17,900	347,618

Road & Rail—1.4%
Norfolk Southern Corp.	3,500	383,635

Semiconductors & Semiconductor Equipment—1.6%
Intel Corp.	11,800	428,222

Software—5.0%
Activision Blizzard, Inc.	16,700	336,505
CA, Inc.	11,100	337,995
Microsoft Corp.	14,800	687,460

		1,361,960

Technology Hardware, Storage & Peripherals—2.7%
Hewlett-Packard Co.	18,500	742,405

Total Common Stock (cost—$19,623,271)		26,456,420

	Principal Amount (000s)	Value
Repurchase Agreements—6.8%
State Street Bank and Trust Co., dated 12/31/14, 0.00%, due 1/2/15, proceeds $1,853,000; collateralized by U.S. Treasury Notes, 2.375%, due 8/15/24, valued at $1,890,600 including accrued interest
(cost—$1,853,000)	$1,853	$1,853,000

Total Investments (cost—$21,476,271)—103.5%		28,309,420

Liabilities in excess of other assets—(3.5)%		(953,664)

Net Assets—100.0%		$27,355,756

Glossary:

ADR—American Depositary Receipt

72	Semiannual Report	| December 31, 2014 |	See accompanying Notes to Financial Statements

Schedule of Investments

December 31, 2014 (Unaudited)

AllianzGI NFJ Dividend Value Fund

	Shares	Value
Common Stock—99.1%
Aerospace & Defense—2.0%
Northrop Grumman Corp.	1,246,400	$183,706,896

Automobiles—4.2%
Ford Motor Co.	24,623,300	381,661,150

Banks—14.1%
Citigroup, Inc.	3,465,900	187,539,849
Fifth Third Bancorp	7,916,200	161,292,575
JPMorgan Chase & Co.	5,780,400	361,737,432
PNC Financial Services Group, Inc.	2,098,878	191,480,640
Wells Fargo & Co.	6,836,600	374,782,412

		1,276,832,908

Capital Markets—2.0%
Ameriprise Financial, Inc.	1,401,341	185,327,347

Chemicals—2.1%
Dow Chemical Co.	688,600	31,407,046
EI du Pont de Nemours & Co.	2,130,200	157,506,988

		188,914,034

Communications Equipment—3.6%
Cisco Systems, Inc.	6,530,900	181,656,984
Harris Corp.	2,016,800	144,846,576

		326,503,560

Consumer Finance—2.0%
Navient Corp.	8,386,000	181,221,460

Diversified Telecommunication Services—6.0%
AT&T, Inc.	10,920,557	366,821,510
Verizon Communications, Inc.	3,831,600	179,242,248

		546,063,758

Electric Utilities—2.0%
American Electric Power Co., Inc.	3,072,100	186,537,912

Food & Staples Retailing—2.1%
Wal-Mart Stores, Inc.	2,238,200	192,216,616

Health Care Equipment & Supplies—4.3%
Baxter International, Inc.	5,305,400	388,832,766

Health Care Providers & Services—2.1%
Anthem, Inc.	1,509,300	189,673,731

Industrial Conglomerates—2.0%
General Electric Co.	7,050,500	178,166,135

Insurance—8.1%
Allstate Corp.	2,738,300	192,365,575
MetLife, Inc.	6,645,600	359,460,504
Travelers Cos., Inc.	1,720,500	182,114,925

		733,941,004

IT Services—2.1%
Xerox Corp.	13,975,500	193,700,430

Leisure Equipment & Products—2.0%
Mattel, Inc.	5,991,600	185,410,062

Metals & Mining—1.5%
Barrick Gold Corp.	9,820,900	105,574,675
Freeport-McMoRan, Inc.	1,142,700	26,693,472

		132,268,147

	Shares	Value
Multi-line Retail—2.1%
Macy’s, Inc.	2,855,600	$187,755,700

Multi-Utilities—2.1%
Public Service Enterprise Group, Inc.	4,596,200	190,328,642

Oil, Gas & Consumable Fuels—13.4%
California Resources Corp. (a)	863,000	4,755,130
Chevron Corp.	1,603,400	179,869,412
ConocoPhillips	5,194,003	358,697,847
Occidental Petroleum Corp.	1,988,700	160,309,107
Royal Dutch Shell PLC ADR	2,652,900	177,611,655
Sasol Ltd. ADR	346,300	13,149,011
Total S.A. ADR	6,324,000	323,788,800

		1,218,180,962

Paper & Forest Products—2.0%
International Paper Co.	3,377,400	180,961,092

Pharmaceuticals—9.4%
GlaxoSmithKline PLC ADR	4,076,200	174,216,788
Johnson & Johnson	1,539,800	161,016,886
Merck & Co., Inc.	2,644,300	150,169,797
Pfizer, Inc.	5,763,700	179,539,255
Teva Pharmaceutical Industries Ltd. ADR	3,315,100	190,651,401

		855,594,127

Road & Rail—1.9%
Norfolk Southern Corp.	1,570,294	172,119,925

Semiconductors & Semiconductor Equipment—2.0%
Intel Corp.	4,911,774	178,248,278

Software—4.0%
CA, Inc.	6,037,451	183,840,383
Symantec Corp.	7,085,800	181,786,199

		365,626,582

Total Common Stock (cost—$7,141,591,887)		8,999,793,224

	Principal Amount (000s)
Repurchase Agreements—1.9%
State Street Bank and Trust Co., dated 12/31/14, 0.00%, due 1/2/15, proceeds $170,741,000; collateralized by U.S. Treasury Notes, 2.50%, due 5/15/24, valued at $174,156,938 including accrued interest
(cost—$170,741,000)	$170,741	170,741,000

Total Investments (cost—$7,312,332,887)—101.0%		9,170,534,224

Liabilities in excess of other assets—(1.0)%		(92,803,626)

Net Assets—100.0%		$9,077,730,598

Notes to Schedule of Investments:

(a) Non-income producing.

Glossary:

ADR—American Depositary Receipt

See accompanying Notes to Financial Statements	| December 31, 2014 |	Semiannual Report	73

Schedule of Investments

December 31, 2014 (Unaudited)

AllianzGI NFJ International Value Fund

	Shares	Value
Common Stock—95.9%
Australia—2.9%
Australia & New Zealand Banking Group Ltd. ADR	2,188,900	$56,911,400
Beach Energy Ltd. (b)	28,294,000	23,992,025

		80,903,425

Brazil—3.7%
Banco Bradesco S.A. ADR	2,415,760	32,298,711
Cia de Saneamento Basico do Estado de Sao Paulo ADR	941,327	5,920,947
Cia Paranaense de Energia, Class P ADR	2,553,700	33,632,229
Vale S.A. ADR	3,754,300	30,710,174

		102,562,061

Canada—7.4%
Magna International, Inc.	306,500	33,313,485
Manulife Financial Corp.	2,795,100	53,358,459
Methanex Corp.	670,700	30,738,181
Open Text Corp.	489,000	28,489,140
Toronto-Dominion Bank	1,213,300	57,971,474

		203,870,739

China—9.0%
Anhui Conch Cement Co., Ltd., Class H	18,445,500	68,409,460
Belle International Holdings Ltd.	10,877,000	12,203,563
China Construction Bank Corp., Class H	70,214,500	57,169,913
China Mobile Ltd.	4,798,600	56,328,991
China Petroleum & Chemical Corp., Class H	68,580,260	55,538,969

		249,650,896

Denmark—1.7%
Carlsberg A/S, Class B	597,088	45,856,268

France—4.0%
Cap Gemini S.A.	332,764	23,798,320
Sanofi	628,793	57,327,335
Technip S.A.	478,031	28,475,125

		109,600,780

Germany—2.9%
Deutsche Boerse AG	393,710	27,977,778
Siemens AG	454,992	51,051,863

		79,029,641

Hong Kong—4.0%
BOC Hong Kong Holdings Ltd.	16,631,900	55,313,044
Cheung Kong Holdings Ltd.	3,251,000	54,527,471

		109,840,515

India—1.1%
Tata Motors Ltd. ADR	717,300	30,327,444

Indonesia—1.2%
Bank Rakyat Indonesia Persero Tbk PT	34,624,800	32,546,637

Ireland—1.1%
Smurfit Kappa Group PLC	1,371,365	30,839,823

Israel—4.1%
Israel Chemicals Ltd.	3,785,804	27,239,558
Teva Pharmaceutical Industries Ltd. ADR	1,480,800	85,160,808

		112,400,366

	Shares	Value
Japan—8.9%
Hitachi Ltd.	7,423,100	$54,788,134
Isuzu Motors Ltd.	4,357,900	53,080,572
Komatsu Ltd.	1,273,600	28,156,662
Mitsui & Co., Ltd. ADR	202,200	54,239,139
Mizuho Financial Group, Inc.	32,763,400	54,921,354

		245,185,861

Mexico—0.9%
America Movil S.A.B. de C.V., Ser. L ADR	1,148,300	25,469,294

Norway—3.7%
DNB ASA	1,336,499	19,851,126
Statoil ASA ADR	2,962,300	52,166,103
Telenor ASA	1,502,663	30,396,790

		102,414,019

Russian Federation—1.8%
Lukoil OAO ADR	1,273,100	48,823,385

Singapore—4.1%
Golden Agri-Resources Ltd.	152,685,400	52,844,144
United Overseas Bank Ltd. ADR	1,614,600	59,691,762

		112,535,906

South Africa—3.4%
Sasol Ltd. ADR	2,468,300	93,721,351

Sweden—0.8%
Svenska Cellulosa AB SCA ADR	1,097,100	23,576,679

Switzerland—3.0%
Zurich Insurance Group AG ADR (c)	2,680,100	83,619,120

Taiwan—1.0%
Taiwan Semiconductor Manufacturing Co., Ltd. ADR	1,266,100	28,335,318

Turkey—1.0%
KOC Holding AS ADR	1,089,039	28,739,739

United Kingdom—21.1%
BAE Systems PLC ADR	1,962,100	57,205,026
Barclays PLC	6,339,323	23,831,618
Centrica PLC	12,690,283	54,967,116
HSBC Holdings PLC	9,063,286	85,645,885
Imperial Tobacco Group PLC	1,212,755	53,384,874
Marks & Spencer Group PLC ADR	3,804,800	56,006,656
Persimmon PLC (c)	2,184,560	53,355,452
Rio Tinto PLC ADR	1,313,700	60,509,022
Royal Dutch Shell PLC ADR	1,178,200	78,880,490
Sage Group PLC ADR	1,013,734	29,199,594
Sky PLC	2,204,161	30,761,980

		583,747,713

United States—3.1%
Axis Capital Holdings Ltd.	1,099,400	56,168,346
RenaissanceRe Holdings Ltd.	319,200	31,032,624

		87,200,970

Total Common Stock (cost—$2,558,682,675)		2,650,797,950

	Shares	Value
Preferred Stock—2.2%
Germany—2.2%
Volkswagen AG (cost—$56,481,128)	269,660	$59,933,380

	Principal Amount (000s)
Repurchase Agreements—2.3%
State Street Bank and Trust Co., dated 12/31/14, 0.00%, due 1/2/15, proceeds $64,068,000; collateralized by U.S. Treasury Notes, 2.375%, due 8/15/24, valued at $65,354,138 including accrued interest
(cost—$64,068,000)	$64,068	64,068,000

Total Investments (cost—$2,679,231,803) (a) —100.4%		2,774,799,330

Liabilities in excess of other assets—(0.4)%		(12,408,713)

Net Assets—100.0%		$2,762,390,617

Notes to Schedule of Investments:

(a) Securities with an aggregate value of $1,344,664,104, representing 48.7% of net assets, were valued utilizing modeling tools provided by a third-party vendor. See Note 1(a) and Note 1(b) in the Notes to Financial Statements.

(b) Affiliated security.

(c) Non-income producing.

Glossary:

ADR—American Depositary Receipt

74	Semiannual Report	| December 31, 2014 |	See accompanying Notes to Financial Statements

Schedule of Investments

December 31, 2014 (Unaudited)

The industry classification of portfolio holdings and liabilities in excess of other assets shown as a percentage of net assets were as follows:

Banks	19.5%
Oil, Gas & Consumable Fuels	12.8%
Insurance	8.1%
Automobiles	5.2%
Pharmaceuticals	5.2%
Metals & Mining	3.3%
Wireless Telecommunication Services	2.9%
Industrial Conglomerates	2.9%
Construction Materials	2.5%
Chemicals	2.1%
Software	2.1%
Aerospace & Defense	2.1%
Multi-line Retail	2.0%
Multi-Utilities	2.0%
Electronic Equipment, Instruments & Components	2.0%
Real Estate Management & Development	2.0%
Trading Companies & Distributors	2.0%
Tobacco	1.9%
Household Durables	1.9%
Food Products	1.9%
Beverages	1.7%
Electric Utilities	1.2%
Auto Components	1.2%
Containers & Packaging	1.1%
Media	1.1%
Diversified Telecommunication Services	1.1%
Energy Equipment & Services	1.0%
Semiconductors & Semiconductor Equipment	1.0%
Machinery	1.0%
Diversified Financial Services	1.0%
IT Services	0.9%
Household Products	0.8%
Specialty Retail	0.4%
Water Utilities	0.2%
Repurchase Agreements	2.3%
Liabilities in excess of other assets	(0.4)%

100.0%

AllianzGI NFJ Large-Cap Value Fund

	Shares	Value
Common Stock—99.3%
Aerospace & Defense—4.3%
Lockheed Martin Corp.	46,900	$9,031,533
Northrop Grumman Corp.	159,800	23,552,922

		32,584,455

Automobiles—2.5%
Ford Motor Co.	1,244,000	19,282,000

Banks—14.1%
Bank of America Corp.	925,400	16,555,406
Citigroup, Inc.	275,400	14,901,894
Fifth Third Bancorp	672,915	13,710,643
JPMorgan Chase & Co.	371,100	23,223,438
PNC Financial Services Group, Inc.	178,100	16,248,063
Wells Fargo & Co.	432,100	23,687,722

		108,327,166

Beverages—1.1%
Molson Coors Brewing Co., Class B	116,700	8,696,484

Capital Markets—3.0%
Goldman Sachs Group, Inc.	78,300	15,176,889
State Street Corp.	103,100	8,093,350

		23,270,239

Chemicals—0.9%
Eastman Chemical Co.	93,300	7,077,738

Communications Equipment—2.2%
Cisco Systems, Inc.	601,000	16,716,815

Consumer Finance—4.4%
Capital One Financial Corp.	200,700	16,567,785
Navient Corp.	804,900	17,393,889

		33,961,674

Diversified Telecommunication Services—3.6%
AT&T, Inc.	379,600	12,750,764
Verizon Communications, Inc.	317,200	14,838,616

		27,589,380

Electric Utilities—3.3%
American Electric Power Co., Inc.	281,200	17,074,464
PPL Corp.	224,100	8,141,553

		25,216,017

Food & Staples Retailing—1.3%
Kroger Co.	150,500	9,663,605

Food Products—1.2%
ConAgra Foods, Inc.	250,200	9,077,256

Health Care Equipment & Supplies—2.0%
Medtronic, Inc.	213,600	15,421,920

Health Care Providers & Services—2.3%
Anthem, Inc.	69,400	8,721,498
Cigna Corp.	83,761	8,619,844

		17,341,342

Household Durables—1.2%
Whirlpool Corp.	48,000	9,299,520

Industrial Conglomerates—2.7%
General Electric Co.	828,400	20,933,668

Insurance—6.1%
Allstate Corp.	332,000	23,323,000
MetLife, Inc.	270,500	14,631,345
Travelers Cos., Inc.	85,300	9,029,005

		46,983,350

	Shares	Value
IT Services—2.0%
Xerox Corp.	1,124,100	$15,580,026

Leisure Equipment & Products—1.0%
Mattel, Inc.	255,800	7,915,731

Machinery—0.9%
Deere & Co.	79,800	7,059,906

Metals & Mining—0.7%
Freeport-McMoRan, Inc.	222,700	5,202,272

Multi-line Retail—2.1%
Macy’s, Inc.	241,800	15,898,350

Multi-Utilities—1.1%
Public Service Enterprise Group, Inc.	209,500	8,675,395

Oil, Gas & Consumable Fuels—11.9%
Chevron Corp.	131,100	14,706,798
ConocoPhillips	290,800	20,082,648
Devon Energy Corp.	106,900	6,543,349
Exxon Mobil Corp.	76,900	7,109,405
HollyFrontier Corp.	268,023	10,045,502
Marathon Oil Corp.	275,300	7,788,237
Royal Dutch Shell PLC ADR	190,500	12,753,975
Total S.A. ADR	236,900	12,129,280

		91,159,194

Paper & Forest Products—2.1%
International Paper Co.	299,500	16,047,210

Pharmaceuticals—9.9%
Eli Lilly & Co.	116,500	8,037,335
GlaxoSmithKline PLC ADR	135,300	5,782,722
Johnson & Johnson	147,400	15,413,618
Merck & Co., Inc.	270,600	15,367,374
Pfizer, Inc.	484,300	15,085,945
Teva Pharmaceutical Industries Ltd. ADR	282,000	16,217,820

		75,904,814

Road & Rail—1.1%
Norfolk Southern Corp.	73,400	8,045,374

Semiconductors & Semiconductor Equipment—2.0%
Intel Corp.	430,600	15,626,474

Software—3.8%
CA, Inc.	442,606	13,477,353
Microsoft Corp.	163,700	7,603,865
Symantec Corp.	323,600	8,301,958

		29,383,176

Technology Hardware, Storage & Peripherals—3.3%
Apple, Inc.	75,200	8,300,576
Hewlett-Packard Co.	432,454	17,354,379

		25,654,955

Tobacco—1.2%
Altria Group, Inc.	184,100	9,070,607

Total Common Stock (cost-$550,998,361)		762,666,113

See accompanying Notes to Financial Statements	| December 31, 2014 |	Semiannual Report	75

Schedule of Investments

December 31, 2014 (Unaudited)

	Principal Amount (000s)	Value
Repurchase Agreements—1.0%
State Street Bank and Trust Co., dated 12/31/14, 0.00%, due 1/2/15, proceeds $7,881,000; collateralized by U.S. Treasury Notes, 2.50%, due 5/15/24, valued at $8,043,175 including accrued interest
(cost—$7,881,000)	$7,881	$7,881,000

Total Investments (cost-$558,879,361)—100.3%		770,547,113

Liabilities in excess of other assets—(0.3)%		(2,124,943)

Net Assets—100.0%		$768,422,170

Glossary:

ADR—American Depositary Receipt

AllianzGI NFJ Mid-Cap Value Fund

	Shares	Value
Common Stock—96.8%
Aerospace & Defense—3.5%
Alliant Techsystems, Inc.	63,400	$7,370,250
L-3 Communications Holdings, Inc.	76,900	9,705,549
Northrop Grumman Corp.	65,400	9,639,306

		26,715,105

Airlines—1.3%
Southwest Airlines Co.	235,400	9,962,128

Auto Components—2.1%
Goodyear Tire & Rubber Co.	287,800	8,222,446
Magna International, Inc.	72,800	7,912,632

		16,135,078

Banks—6.9%
BB&T Corp.	206,300	8,023,007
BOK Financial Corp.	112,800	6,772,512
Fifth Third Bancorp	380,600	7,754,725
KeyCorp	612,200	8,509,580
National Bank of Canada	166,283	7,076,116
Prosperity Bancshares, Inc.	132,600	7,340,736
Regions Financial Corp.	710,900	7,507,104

		52,983,780

Beverages—3.2%
Coca-Cola Enterprises, Inc.	167,800	7,420,116
Dr. Pepper Snapple Group, Inc.	122,000	8,744,960
Molson Coors Brewing Co., Class B	110,000	8,197,200

		24,362,276

Capital Markets—5.1%
Ameriprise Financial, Inc.	73,400	9,707,150
Ares Capital Corp.	404,600	6,313,783
Carlyle Group L.P.	241,000	6,627,500
KKR & Co. L.P.	372,600	8,648,046
Oaktree Capital Group LLC	140,700	7,292,481

		38,588,960

Chemicals—4.9%
Agrium, Inc.	83,900	7,947,008
Celanese Corp., Ser. A	130,300	7,812,788
CF Industries Holdings, Inc.	31,026	8,455,826
Eastman Chemical Co.	91,400	6,933,604
Methanex Corp.	127,600	5,847,908

		36,997,134

Communications Equipment—1.8%
Brocade Communications Systems, Inc.	861,100	10,195,424
Harris Corp.	53,400	3,835,188

		14,030,612

Consumer Finance—1.2%
Discover Financial Services	144,900	9,489,501

Containers & Packaging—3.0%
Ball Corp.	112,700	7,682,759
Rexam PLC ADR	164,560	5,733,270
Rock-Tenn Co., Class A	150,600	9,183,588

		22,599,617

Electric Utilities—3.6%
Entergy Corp.	101,200	8,852,976
FirstEnergy Corp.	252,000	9,825,480
PPL Corp.	234,500	8,519,385

		27,197,841

Electrical Equipment—1.0%
Babcock & Wilcox Co.	250,400	7,587,120

	Shares	Value
Electronic Equipment, Instruments & Components—2.6%
Avnet, Inc.	178,600	$7,683,372
Corning, Inc.	368,300	8,445,119
TE Connectivity Ltd.	64,200	4,060,650

		20,189,141

Energy Equipment & Services—0.7%
Helmerich & Payne, Inc.	83,000	5,595,860

Food Products—5.6%
Archer-Daniels-Midland Co.	170,100	8,845,200
ConAgra Foods, Inc.	237,200	8,605,616
Ingredion, Inc.	115,200	9,773,568
Kellogg Co.	119,400	7,813,536
Tyson Foods, Inc., Class A	182,500	7,316,425

		42,354,345

Health Care Equipment & Supplies—2.1%
St. Jude Medical, Inc.	114,800	7,465,444
Zimmer Holdings, Inc.	73,700	8,359,054

		15,824,498

Health Care Providers & Services—3.0%
Anthem, Inc.	65,000	8,168,550
Cardinal Health, Inc.	97,400	7,863,102
Quest Diagnostics, Inc.	106,700	7,155,302

		23,186,954

Household Durables—1.8%
Tupperware Brands Corp.	59,900	3,773,700
Whirlpool Corp.	51,800	10,035,732

		13,809,432

Household Products—1.1%
Energizer Holdings, Inc.	63,600	8,176,416

Insurance—9.8%
Allstate Corp.	117,500	8,254,375
Assurant, Inc.	119,800	8,197,914
Axis Capital Holdings Ltd.	158,200	8,082,438
Chubb Corp.	89,500	9,260,565
Everest Re Group Ltd.	45,800	7,799,740
Hartford Financial Services Group, Inc.	211,800	8,829,942
HCC Insurance Holdings, Inc.	81,500	4,361,880
Lincoln National Corp.	144,400	8,327,548
Principal Financial Group, Inc.	74,700	3,879,918
Unum Group	230,500	8,039,840

		75,034,160

IT Services—1.1%
Xerox Corp.	613,600	8,504,496

Machinery—4.4%
AGCO Corp.	86,400	3,905,280
Oshkosh Corp.	173,000	8,416,450
Parker Hannifin Corp.	62,300	8,033,585
Trinity Industries, Inc.	220,800	6,184,608
Valmont Industries, Inc.	55,300	7,023,100

		33,563,023

Media—2.0%
Gannett Co., Inc.	237,600	7,586,568
Shaw Communications, Inc., Class B	286,384	7,729,504

		15,316,072

Metals & Mining—1.4%
Silver Wheaton Corp.	308,500	6,271,805
Ternium S.A. ADR	257,500	4,542,300

		10,814,105

76	Semiannual Report	| December 31, 2014 |	See accompanying Notes to Financial Statements

Schedule of Investments

December 31, 2014 (Unaudited)

	Shares	Value
Multi-line Retail—1.0%
Kohl’s Corp.	128,800	$7,861,952

Multi-Utilities—1.2%
SCANA Corp.	151,900	9,174,760

Oil, Gas & Consumable Fuels—6.9%
Alliance Resource Partners L.P.	167,794	7,223,532
Devon Energy Corp.	117,600	7,198,296
Encana Corp.	329,300	4,567,391
HollyFrontier Corp.	162,200	6,079,256
Marathon Petroleum Corp.	88,900	8,024,114
Sasol Ltd. ADR	217,100	8,243,287
SM Energy Co.	62,300	2,403,534
Valero Energy Corp.	174,200	8,622,900

		52,362,310

Paper & Forest Products—1.2%
International Paper Co.	164,100	8,792,478

Professional Services—0.5%
Manpowergroup, Inc.	58,000	3,953,860

Real Estate Investment Trust—2.1%
Mid-America Apartment Communities, Inc.	107,500	8,028,100
Two Harbors Investment Corp.	767,700	7,692,354

		15,720,454

Road & Rail—2.5%
CSX Corp.	264,500	9,582,835
Norfolk Southern Corp.	86,400	9,470,304

		19,053,139

Semiconductors & Semiconductor Equipment—3.5%
Avago Technologies Ltd.	94,300	9,485,637
Broadcom Corp., Class A	197,600	8,562,008
Lam Research Corp.	106,200	8,425,908

		26,473,553

Software—2.0%
Activision Blizzard, Inc.	343,400	6,919,510
CA, Inc.	262,400	7,990,080

		14,909,590

Specialty Retail—0.5%
Penske Automotive Group, Inc.	81,300	3,989,391

Technology Hardware, Storage & Peripherals—1.2%
Seagate Technology PLC	135,200	8,990,800

Wireless Telecommunication Services—1.0%
Rogers Communications, Inc., Class B	204,400	7,942,984

Total Common Stock (cost-$559,601,991)		738,242,925

Mutual Funds—0.9%
Central Fund of Canada Ltd., Class A (cost-$8,098,853)	587,800	6,806,724

	Principal Amount (000s)	Value
Repurchase Agreements—2.0%
State Street Bank and Trust Co., dated 12/31/14, 0.00%, due 1/2/15, proceeds $15,102,000; collateralized by U.S. Treasury Notes, 2.50%, due 5/15/24, valued at $15,404,900 including accrued interest
(cost—$15,102,000)	$15,102	$15,102,000

Total Investments (cost—$582,802,844) —99.7%		760,151,649

Other assets less liabilities—0.3%		2,167,380

Net Assets—100.0%		$762,319,029

Glossary:

ADR—American Depositary Receipt

AllianzGI NFJ Small-Cap Value Fund

	Shares	Value
Common Stock—96.5%
Aerospace & Defense—3.9%
AAR Corp. (a)	2,001,800	$55,610,004
Alliant Techsystems, Inc.	704,405	81,887,081
Cubic Corp.	603,569	31,771,872
Elbit Systems Ltd.	354,600	21,536,631
Triumph Group, Inc.	1,151,100	77,376,942

		268,182,530

Air Freight & Logistics—0.3%
Park-Ohio Holdings Corp.	306,100	19,293,483

Airlines—1.0%
Westjet Airlines Ltd. (a)	2,305,574	66,837,435

Auto Components—1.1%
Dana Holding Corp.	3,426,200	74,485,588

Automobiles—1.1%
Thor Industries, Inc.	1,319,800	73,737,226

Banks—11.9%
Boston Private Financial Holdings, Inc.	1,996,500	26,892,855
Canadian Western Bank	1,681,220	47,391,939
Community Trust Bancorp, Inc.	543,420	19,894,606
First Financial Bancorp	1,052,453	19,565,101
First Interstate Bancsystem, Inc., Class A	632,200	17,587,804
First Merchants Corp.	911,623	20,739,423
First Niagara Financial Group, Inc.	7,480,600	63,061,458
FirstMerit Corp.	4,007,500	75,701,675
Fulton Financial Corp.	5,865,700	72,500,052
Hancock Holding Co.	689,500	21,167,650
International Bancshares Corp.	1,017,181	26,995,984
National Penn Bancshares, Inc.	3,109,383	32,726,256
Old National Bancorp	3,530,200	52,529,376
Prosperity Bancshares, Inc.	292,300	16,181,728
TCF Financial Corp.	4,548,200	72,270,898
Trustmark Corp.	2,138,101	52,468,999
Umpqua Holdings Corp.	4,238,300	72,093,483
Union Bankshares Corp.	789,300	19,006,344
Webster Financial Corp.	2,019,255	65,686,365
WesBanco, Inc.	483,891	16,839,407

		811,301,403

Building Products—0.1%
Universal Forest Products, Inc.	119,308	6,347,186

Capital Markets—0.4%
Fortress Investment Group LLC, Class A	3,088,235	24,767,645

Chemicals—5.6%
A Schulman, Inc.	1,194,162	48,399,386
Cabot Corp.	1,691,900	74,206,734
Innophos Holdings, Inc. (a)	977,941	57,160,651
Methanex Corp.	984,084	45,100,569
Olin Corp. (a)	3,262,127	74,278,632
Rayonier Advanced Materials, Inc. (a)	2,099,400	46,816,620
Rentech Nitrogen Partners L.P.	921,929	9,689,474
Stepan Co.	537,661	21,549,453

		377,201,519

Commercial Services & Supplies—3.1%
Deluxe Corp.	1,093,000	68,039,250
Ennis, Inc. (a)	805,451	10,849,425

See accompanying Notes to Financial Statements	| December 31, 2014 |	Semiannual Report	77

Schedule of Investments

December 31, 2014 (Unaudited)

	Shares	Value
UniFirst Corp.	425,730	$51,704,909
United Stationers, Inc.	1,164,177	49,081,702
West Corp.	871,864	28,771,512

		208,446,798

Consumer Finance—0.9%
Cash America International, Inc. (a)	1,445,491	32,697,007
Enova International, Inc. (b)	1,322,624	29,441,610

		62,138,617

Containers & Packaging—2.9%
Rock-Tenn Co., Class A	1,016,600	61,992,268
Silgan Holdings, Inc.	1,127,972	60,459,299
Sonoco Products Co.	1,760,950	76,953,515

		199,405,082

Diversified Telecommunication Services—0.4%
Inteliquent, Inc. (a)	1,534,186	30,116,071

Electric Utilities—1.0%
Great Plains Energy, Inc.	2,442,500	69,391,425

Electrical Equipment—3.6%
AZZ, Inc.	485,379	22,773,983
Babcock & Wilcox Co.	2,568,917	77,838,185
EnerSys	1,226,200	75,681,064
Regal-Beloit Corp.	944,600	71,033,920

		247,327,152

Electronic Equipment, Instruments & Components—1.2%
AVX Corp.	1,281,500	17,941,000
Belden, Inc.	298,955	23,560,644
Methode Electronics, Inc.	511,603	18,678,625
Vishay Intertechnology, Inc.	1,398,700	19,791,605

		79,971,874

Energy Equipment & Services—3.2%
Atwood Oceanics, Inc.	848,200	24,063,434
Bristow Group, Inc.	1,253,400	82,461,186
Ensign Energy Services, Inc.	1,079,586	9,478,204
Precision Drilling Corp.	8,046,979	48,764,693
ShawCor Ltd.	1,313,768	47,946,086
U.S. Silica Holdings, Inc.	247,100	6,347,999

		219,061,602

Food & Staples Retailing—1.3%
Andersons, Inc. (a)	1,337,625	71,081,392
Weis Markets, Inc.	369,075	17,649,167

		88,730,559

Food Products—2.9%
Cal-Maine Foods, Inc. (a)	1,662,691	64,894,830
Ingredion, Inc.	1,196,300	101,494,092
Sanderson Farms, Inc. (a)	385,042	32,353,154

		198,742,076

Gas Utilities—0.5%
Laclede Group, Inc.	682,400	36,303,680

Health Care Equipment & Supplies—1.8%
STERIS Corp.	593,705	38,501,769
Teleflex, Inc.	720,500	82,727,810

		121,229,579

Health Care Providers & Services—1.2%
Ensign Group, Inc.	449,884	19,970,350
Select Medical Holdings Corp.	4,367,557	62,892,821

		82,863,171

Hotels, Restaurants & Leisure—1.0%
Cracker Barrel Old Country Store, Inc.	494,400	$69,591,744

	Shares	Value
Insurance—5.2%
Allied World Assurance Co. Holdings AG	1,808,868	$68,592,275
American Financial Group, Inc.	1,319,100	80,095,752
First American Financial Corp.	2,074,500	70,325,550
HCI Group, Inc.	21,600	933,984
Montpelier Re Holdings Ltd.	1,294,678	46,375,366
Symetra Financial Corp.	1,793,496	41,340,083
United Insurance Holdings Corp.	280,136	6,148,985
Universal Insurance Holdings, Inc. (a)	1,874,503	38,333,586

		352,145,581

Internet & Catalog Retail—0.3%
PetMed Express, Inc. (a)	1,211,575	17,410,333

Internet Software & Services—0.8%
j2 Global, Inc.	845,495	52,420,690

IT Services—1.9%
Booz Allen Hamilton Holding Corp.	2,421,300	64,237,089
Convergys Corp.	1,764,796	35,948,894
CSG Systems International, Inc.	1,230,800	30,856,156

		131,042,139

Leisure Equipment & Products—0.4%
Sturm Ruger & Co., Inc.	817,317	28,303,688

Life Sciences Tools & Services—1.0%
PerkinElmer, Inc.	1,512,672	66,149,147

Machinery—5.0%
Crane Co.	1,373,800	80,642,060
Hillenbrand, Inc.	1,261,900	43,535,550
Kennametal, Inc.	2,032,600	72,746,754
Standex International Corp.	231,992	17,923,702
Trinity Industries, Inc.	1,682,370	47,123,184
Valmont Industries, Inc.	628,200	79,781,400

		341,752,650

Media—2.2%
Corus Entertainment, Inc., Class B	1,507,881	29,786,426
Meredith Corp.	1,518,982	82,511,102
Time, Inc.	1,609,287	39,604,553

		151,902,081

Metals & Mining—5.0%
Commercial Metals Co. (a)	5,142,800	83,776,212
Hi-Crush Partners L.P.	855,508	26,546,413
HudBay Minerals, Inc.	9,515,683	82,887,512
Royal Gold, Inc.	1,361,155	85,344,419
Steel Dynamics, Inc.	3,068,500	60,572,190

		339,126,746

Oil, Gas & Consumable Fuels—6.6%
Alliance Resource Partners L.P.	1,118,400	48,147,120
Delek U.S. Holdings, Inc.	1,313,800	35,840,464
Golar LNG Partners L.P.	802,003	24,982,394
Green Plains, Inc.	970,400	24,046,512
LinnCo LLC	2,880,748	29,873,357
Northern Tier Energy L.P.	1,446,600	32,027,724
SandRidge Permian Trust (a)	1,869,779	11,723,514
Ship Finance International Ltd.	3,102,662	43,809,587
SM Energy Co.	391,441	15,101,794
Western Refining, Inc.	2,226,100	84,102,058
World Fuel Services Corp.	2,117,588	99,378,405

		449,032,929

	Shares	Value
Paper & Forest Products—1.9%
KapStone Paper and Packaging Corp.	517,900	$15,179,649
Neenah Paper, Inc. (a)	880,113	53,044,411
Schweitzer-Mauduit International, Inc.	809,034	34,222,138
Western Forest Products, Inc.	10,250,636	23,822,273

		126,268,471

Real Estate Investment Trust—5.5%
Altisource Residential Corp., Class B (a)	2,620,399	50,835,740
Associated Estates Realty Corp.	46,777	1,085,694
Blackstone Mortgage Trust, Inc., Class A	2,064,300	60,153,702
Franklin Street Properties Corp.	2,726,800	33,457,836
Home Properties, Inc.	550,700	36,125,920
Omega Healthcare Investors, Inc.	1,732,300	67,680,961
Retail Properties of America, Inc., Class A	3,686,801	61,532,709
Starwood Property Trust, Inc.	2,576,400	59,875,536

		370,748,098

Software—1.1%
Mentor Graphics Corp. (a)	3,543,794	77,679,964

Specialty Retail—3.4%
Buckle, Inc.	1,566,869	82,291,960
GNC Holdings, Inc., Class A	1,295,242	60,824,564
Group 1 Automotive, Inc.	749,401	67,161,318
Sonic Automotive, Inc., Class A	802,300	21,694,192

		231,972,034

Thrifts & Mortgage Finance—2.0%
Home Loan Servicing Solutions Ltd. (a)	3,499,100	68,302,432
Washington Federal, Inc.	2,985,200	66,122,180

		134,424,612

Tobacco—1.1%
Universal Corp. (a)	1,613,400	70,957,332

Trading Companies & Distributors—2.7%
Applied Industrial Technologies, Inc.	780,700	35,592,113
GATX Corp.	988,723	56,891,122
TAL International Group, Inc. (a)	1,346,320	58,659,162
Textainer Group Holdings Ltd.	974,472	33,443,879

		184,586,276

Total Common Stock (cost—$5,382,040,593)		6,561,396,216

Mutual Funds—0.5%
Central Fund of Canada Ltd., Class A (cost—$37,137,451)	3,026,300	35,044,554

78	Semiannual Report	| December 31, 2014 |	See accompanying Notes to Financial Statements

Schedule of Investments

December 31, 2014 (Unaudited)

	Principal Amount (000s)	Value
Repurchase Agreements—4.3%
State Street Bank and Trust Co., dated 12/31/14, 0.00%, due 1/2/15, proceeds $292,579,000; collateralized by U.S. Treasury Notes, 2.50%, due 5/15/24, valued at $298,433,800 including accrued interest
(cost—$292,579,000)	$292,579	$292,579,000

Total Investments (cost-$5,711,757,044) —101.3%		6,889,019,770

Liabilities in excess of other assets—(1.3)%		(86,301,968)

Net Assets—100.0%		$6,802,717,802

Notes to Schedule of Investments:

(a) Affiliated security.

(b) Non-income producing.

AllianzGI Opportunity Fund

	Shares	Value
Common Stock—96.2%
Air Freight & Logistics—1.9%
Atlas Air Worldwide Holdings, Inc. (b)	34,165	$1,684,335

Airlines—2.0%
Hawaiian Holdings, Inc. (b)	70,285	1,830,924

Banks—6.9%
Banc of California, Inc.	30,965	355,169
Bank of the Ozarks, Inc.	45,910	1,740,907
First Merchants Corp.	16,530	376,057
First NBC Bank Holding Co. (b)	23,024	810,445
Old National Bancorp	20,525	305,412
Simmons First National Corp., Class A	40,111	1,630,512
Sterling Bancorp/DE	52,750	758,545
Wintrust Financial Corp.	7,530	352,103

		6,329,150

Beverages—0.6%
Coca-Cola Bottling Co. Consolidated	6,640	584,519

Commercial Services & Supplies—1.1%
ARC Document Solutions, Inc. (b)	99,900	1,020,978

Diversified Consumer Services—1.2%
Grand Canyon Education, Inc. (b)	24,290	1,133,371

Electronic Equipment, Instruments & Components—4.6%
AVX Corp.	34,915	488,810
DTS, Inc. (b)	26,890	826,868
Ingram Micro, Inc., Class A (b)	47,545	1,314,144
Methode Electronics, Inc.	22,565	823,848
Sanmina Corp. (b)	31,470	740,489

		4,194,159

Food & Staples Retailing—1.3%
Andersons, Inc. (a)	14,940	793,911
United Natural Foods, Inc. (b)	5,255	406,343

		1,200,254

Food Products—2.6%
Cal-Maine Foods, Inc. (a)	25,830	1,008,145
Diamond Foods, Inc. (b)	48,470	1,368,308

		2,376,453

Gas Utilities—0.4%
New Jersey Resources Corp.	5,765	352,818

Health Care Equipment & Supplies—6.5%
AngioDynamics, Inc. (b)	17,785	338,093
Greatbatch, Inc. (b)	34,528	1,702,230
ICU Medical, Inc. (b)	7,930	649,467
Masimo Corp. (b)	25,280	665,875
Natus Medical, Inc. (b)	23,640	851,986
OraSure Technologies, Inc. (b)	79,265	803,747
RTI Surgical, Inc. (b)	170,710	887,692

		5,899,090

Health Care Providers & Services—7.3%
Acadia Healthcare Co., Inc. (b)	23,220	1,421,296
Amsurg Corp. (b)	31,250	1,710,312
HealthSouth Corp.	15,575	599,015
MWI Veterinary Supply, Inc. (b)	2,601	441,936
Select Medical Holdings Corp.	40,450	582,480
VCA, Inc. (b)	39,201	1,911,833

		6,666,872

	Shares	Value
Hotels, Restaurants & Leisure—2.8%
Marriott Vacations Worldwide Corp.	13,604	$1,014,042
Wendy’s Co.	171,565	1,549,232

		2,563,274

Insurance—5.6%
Hanover Insurance Group, Inc.	16,040	1,143,973
MBIA, Inc. (b)	29,620	282,575
Navigators Group, Inc. (b)	12,520	918,217
Safety Insurance Group, Inc.	22,280	1,426,143
Symetra Financial Corp.	59,912	1,380,971

		5,151,879

Internet & Catalog Retail—0.9%
Nutrisystem, Inc.	41,445	810,250

IT Services—2.4%
DST Systems, Inc.	17,151	1,614,767
Hackett Group, Inc.	34,528	303,501
VeriFone Systems, Inc. (b)	8,280	308,016

		2,226,284

Life Sciences Tools & Services—2.8%
Albany Molecular Research, Inc. (b)	71,830	1,169,393
Cambrex Corp. (b)	62,210	1,344,980

		2,514,373

Machinery—2.3%
Federal Signal Corp.	102,395	1,580,979
Meritor, Inc. (a)(b)	31,530	477,679

		2,058,658

Metals & Mining—0.5%
Century Aluminum Co. (b)	19,290	470,676

Multi-Utilities—2.7%
Black Hills Corp.	8,125	430,950
NorthWestern Corp.	14,860	840,779
Vectren Corp.	25,980	1,201,055

		2,472,784

Oil, Gas & Consumable Fuels—2.6%
CVR Refining L.P.	34,485	579,348
Delek Logistics Partners L.P.	12,770	452,952
Nordic American Tankers Ltd.	92,910	935,603
Teekay Tankers Ltd., Class A	76,445	386,812

		2,354,715

Pharmaceuticals—3.0%
ANI Pharmaceuticals, Inc. (b)	19,700	1,110,883
Impax Laboratories, Inc. (b)	27,510	871,517
Lannett Co., Inc. (b)	7,360	315,597
Sucampo Pharmaceuticals, Inc., Class A (b)	29,690	423,973

		2,721,970

Professional Services—2.3%
FTI Consulting, Inc. (b)	16,020	618,853
Huron Consulting Group, Inc. (b)	16,260	1,112,021
Korn/Ferry International (b)	11,564	332,581

		2,063,455

Real Estate Investment Trust—11.6%
AG Mortgage Investment Trust, Inc.	15,815	293,684
Cedar Realty Trust, Inc.	226,885	1,665,336
CYS Investments, Inc.	139,225	1,214,042
FelCor Lodging Trust, Inc.	145,770	1,577,231
New Residential Investment Corp.	98,445	1,257,143
Pennsylvania Real Estate Investment Trust	18,313	429,623

See accompanying Notes to Financial Statements	| December 31, 2014 |	Semiannual Report	79

Schedule of Investments

December 31, 2014 (Unaudited)

	Shares	Value
Physicians Realty Trust	24,940	$414,004
Resource Capital Corp.	268,175	1,351,602
Ryman Hospitality Properties, Inc.	7,015	369,971
Strategic Hotels & Resorts, Inc. (b)	149,664	1,980,055

		10,552,691

Road & Rail—1.0%
PAM Transportation Services, Inc. (b)	17,535	909,014

Semiconductors & Semiconductor Equipment—5.7%
Entegris, Inc. (b)	69,385	916,576
Inphi Corp. (b)	98,905	1,827,764
Integrated Device Technology, Inc. (b)	20,545	402,682
IXYS Corp.	48,470	610,722
RF Micro Devices, Inc. (b)	84,835	1,407,413

		5,165,157

Software—1.6%
Progress Software Corp. (b)	55,510	1,499,880

Specialty Retail—6.7%
Big 5 Sporting Goods Corp.	66,190	968,360
Group 1 Automotive, Inc.	18,375	1,646,767
Kirkland’s, Inc. (b)	38,440	908,721
Lithia Motors, Inc., Class A	3,730	323,354
Outerwall, Inc. (b)	8,985	675,852
Penske Automotive Group, Inc.	32,154	1,577,797

		6,100,851

Technology Hardware, Storage & Peripherals—1.7%
Super Micro Computer, Inc. (b)	43,121	1,504,061

Textiles, Apparel & Luxury Goods—3.6%
Tumi Holdings, Inc. (b)	72,870	1,729,205
Unifi, Inc. (b)	53,496	1,590,436

		3,319,641

Total Common Stock (cost—$79,075,793)		87,732,536

Exchange-Traded Funds—2.0%
iShares Russell 2000 (cost—$1,754,451)	15,300	1,830,951

	Principal Amount (000s)
Repurchase Agreements—1.8%
State Street Bank and Trust Co., dated 12/31/14, 0.00%, due 1/2/15, proceeds $1,653,000; collateralized by U.S. Treasury Notes, 2.50%, due 5/15/24, valued at $1,688,138 including accrued interest
(cost—$1,653,000)	$1,653	1,653,000

Total Investments (cost—$82,483,244)—100.0%		$91,216,487

Other assets less liabilities—0.0%		41,962

Net Assets—100.0%		$91,258,449

Notes to Schedule of Investments:

(a) Affiliated security.

(b) Non-income producing.

AllianzGI Small-Cap Blend Fund

	Shares	Value
Common Stock—97.3%
Aerospace & Defense—0.4%
Astronics Corp. (b)	259	$14,325
Curtiss-Wright Corp.	174	12,283
Kratos Defense & Security Solutions, Inc. (b)	350	1,757

		28,365

Air Freight & Logistics—1.5%
Atlas Air Worldwide Holdings, Inc. (b)	1,275	62,857
Forward Air Corp.	375	18,889
Park-Ohio Holdings Corp.	50	3,152
XPO Logistics, Inc. (b)	442	18,069

		102,967

Airlines—1.1%
Allegiant Travel Co.	35	5,262
Hawaiian Holdings, Inc. (b)	2,630	68,511

		73,773

Auto Components—0.9%
Cooper Tire & Rubber Co.	325	11,261
Cooper-Standard Holding, Inc. (b)	260	15,049
Motorcar Parts of America, Inc. (b)	650	20,209
Strattec Security Corp.	30	2,477
Tower International, Inc. (b)	582	14,870

		63,866

Banks—6.1%
Ameris Bancorp	134	3,436
Banc of California, Inc.	1,170	13,420
Bank of the Ozarks, Inc.	2,110	80,011
Banner Corp.	99	4,259
Cathay General Bancorp	490	12,539
CU Bancorp (b)	295	6,399
Eagle Bancorp, Inc. (b)	108	3,836
First Merchants Corp.	796	18,109
First NBC Bank Holding Co. (b)	985	34,672
Hilltop Holdings, Inc. (b)	463	9,237
HomeTrust Bancshares, Inc. (b)	1,685	28,072
National Bank Holdings Corp., Class A	430	8,346
Old Line Bancshares, Inc.	220	3,480
Old National Bancorp	780	11,607
PrivateBancorp, Inc.	522	17,435
Simmons First National Corp., Class A	1,545	62,804
South State Corp.	176	11,806
Sterling Bancorp/DE	2,005	28,832
Texas Capital Bancshares, Inc. (b)	180	9,779
Trico Bancshares	165	4,076
Tristate Capital Holdings, Inc. (b)	450	4,608
Umpqua Holdings Corp.	660	11,227
Western Alliance Bancorp (b)	569	15,818
Wintrust Financial Corp.	245	11,456

		415,264

Beverages—0.5%
Boston Beer Co., Inc., Class A (b)	40	11,582
Coca-Cola Bottling Co. Consolidated	245	21,567

		33,149

Biotechnology—1.5%
AMAG Pharmaceuticals, Inc. (b)	239	10,186
Anacor Pharmaceuticals, Inc. (b)	80	2,580
Arrowhead Research Corp. (b)	140	1,033
BioSpecifics Technologies Corp. (b)	37	1,429
Cepheid (b)	202	10,936
Esperion Therapeutics, Inc. (b)	40	1,618
Insmed, Inc. (b)	100	1,547
Insys Therapeutics, Inc. (b)	320	13,491
Keryx Biopharmaceuticals, Inc. (b)	613	8,674

	Shares	Value
Ligand Pharmaceuticals, Inc., Class B (b)	292	$15,538
MacroGenics, Inc. (b)	46	1,613
NPS Pharmaceuticals, Inc. (b)	299	10,695
Orexigen Therapeutics, Inc. (b)	252	1,527
Puma Biotechnology, Inc. (b)	25	4,732
Raptor Pharmaceutical Corp. (b)	137	1,441
Repligen Corp. (b)	285	5,643
Sangamo Biosciences, Inc. (b)	616	9,370

		102,053

Building Products—0.2%
American Woodmark Corp. (b)	65	2,629
Builders FirstSource, Inc. (b)	411	2,823
Patrick Industries, Inc. (b)	137	6,025

		11,477

Capital Markets—0.7%
Cowen Group, Inc., Class A (b)	775	3,720
Ellington Financial LLC	1,195	23,852
HFF, Inc., Class A	300	10,776
TCP Capital Corp.	470	7,887

		46,235

Chemicals—0.4%
Chemtura Corp. (b)	330	8,161
PolyOne Corp.	420	15,922
Terra Nitrogen Co. L.P.	40	4,108

		28,191

Commercial Services & Supplies—1.3%
ABM Industries, Inc.	125	3,581
ARC Document Solutions, Inc. (b)	4,170	42,617
Ceco Environmental Corp.	160	2,486
Covanta Holding Corp.	1,645	36,207
Multi-Color Corp.	90	4,988

		89,879

Communications Equipment—0.8%
Applied Optoelectronics, Inc. (b)	136	1,526
ARRIS Group, Inc. (b)	371	11,200
Aruba Networks, Inc. (b)	500	9,090
CalAmp Corp. (b)	141	2,580
EchoStar Corp., Class A (b)	242	12,705
Mitel Networks Corp. (b)	350	3,742
Polycom, Inc. (b)	825	11,138
ShoreTel, Inc. (b)	507	3,726

		55,707

Construction Materials—0.1%
U.S. Concrete, Inc. (b)	117	3,329

Consumer Finance—0.2%
PRA Group, Inc. (b)	228	13,208

Containers & Packaging—0.4%
Silgan Holdings, Inc.	545	29,212

Distributors—0.3%
Core-Mark Holding Co., Inc.	342	21,180

Diversified Consumer Services—1.1%
Apollo Education Group, Inc. (b)	175	5,969
Carriage Services, Inc.	137	2,870
Grand Canyon Education, Inc. (b)	925	43,161
Regis Corp. (b)	170	2,849
Stonemor Partners L.P.	885	22,807

		77,656

Diversified Telecommunication Services—0.5%
8x8, Inc. (b)	977	8,949
Atlantic Tele-Network, Inc.	100	6,759
Consolidated Communications Holdings, Inc.	180	5,009
inContact, Inc. (b)	353	3,103

80	Semiannual Report	| December 31, 2014 |	See accompanying Notes to Financial Statements

Schedule of Investments

December 31, 2014 (Unaudited)

	Shares	Value
Vonage Holdings Corp. (b)	2,644	$10,074

		33,894

Electric Utilities—1.6%
ALLETE, Inc.	435	23,986
Empire District Electric Co.	845	25,130
Great Plains Energy, Inc.	320	9,091
Otter Tail Corp.	325	10,062
Portland General Electric Co.	645	24,401
UIL Holdings Corp.	370	16,110

		108,780

Electrical Equipment—0.1%
Enphase Energy, Inc. (b)	295	4,216

Electronic Equipment, Instruments & Components—3.1%
AVX Corp.	1,255	17,570
Belden, Inc.	109	8,590
Control4 Corp. (b)	806	12,388
Dolby Laboratories, Inc., Class A	110	4,743
DTS, Inc. (b)	1,010	31,058
Ingram Micro, Inc., Class A (b)	1,820	50,305
Methode Electronics, Inc.	1,151	42,023
Newport Corp. (b)	496	9,479
Planar Systems, Inc. (b)	370	3,097
Sanmina Corp. (b)	1,185	27,883

		207,136

Energy Equipment & Services—0.0%
Matrix Service Co. (b)	90	2,009

Food & Staples Retailing—1.5%
Andersons, Inc. (a)	555	29,493
Casey’s General Stores, Inc.	165	14,903
Pricesmart, Inc.	55	5,017
Roundy’s, Inc.	1,150	5,566
United Natural Foods, Inc. (b)	500	38,662
Weis Markets, Inc.	200	9,564

		103,205

Food Products—2.6%
B&G Foods, Inc.	326	9,747
Cal-Maine Foods, Inc. (a)	1,065	41,567
Diamond Foods, Inc. (b)	1,865	52,649
Fresh Del Monte Produce, Inc.	480	16,104
J&J Snack Foods Corp.	85	9,245
Lancaster Colony Corp.	260	24,346
Pinnacle Foods, Inc.	415	14,650
Sanderson Farms, Inc. (a)	70	5,882

		174,190

Gas Utilities—1.5%
Ferrellgas Partners LP	520	11,430
Laclede Group, Inc.	190	10,108
New Jersey Resources Corp.	215	13,158
Northwest Natural Gas Co.	655	32,684
Star Gas Partners L.P.	1,030	6,283
Suburban Propane Partners L.P.	660	28,532

		102,195

Health Care Equipment & Supplies—5.1%
AngioDynamics, Inc. (b)	680	12,927
Anika Therapeutics, Inc. (b)	403	16,418
AtriCure, Inc. (b)	170	3,393
Cardiovascular Systems, Inc. (b)	119	3,580
Cerus Corp. (b)	198	1,236
Cooper Cos., Inc.	105	17,019
Cynosure, Inc., Class A (b)	516	14,149
Globus Medical, Inc., Class A (b)	484	11,505
Greatbatch, Inc. (b)	1,305	64,336
ICU Medical, Inc. (b)	445	36,445
Inogen, Inc. (b)	167	5,239
LDR Holding Corp. (b)	300	9,834
Masimo Corp. (b)	955	25,155
Natus Medical, Inc. (b)	885	31,895

	Shares	Value
OraSure Technologies, Inc. (b)	3,130	$31,738
RTI Surgical, Inc. (b)	6,575	34,190
Spectranetics Corp. (b)	375	12,967
Staar Surgical Co. (b)	216	1,968
SurModics, Inc. (b)	103	2,276
Trinity Biotech PLC ADR	152	2,662
Vascular Solutions, Inc. (b)	100	2,716

		341,648

Health Care Providers & Services—6.4%
Acadia Healthcare Co., Inc. (b)	1,190	72,840
Amsurg Corp. (b)	1,225	67,044
BioTelemetry, Inc. (b)	350	3,511
Capital Senior Living Corp. (b)	153	3,811
Centene Corp. (b)	145	15,058
Chemed Corp.	70	7,397
Cross Country Healthcare, Inc. (b)	310	3,869
ExamWorks Group, Inc. (b)	307	12,768
Health Net, Inc. (b)	95	5,085
HealthSouth Corp.	655	25,191
LHC Group, Inc. (b)	160	4,989
Magellan Health, Inc. (b)	415	24,913
MWI Veterinary Supply, Inc. (b)	165	28,035
Owens & Minor, Inc.	370	12,991
Providence Service Corp. (b)	65	2,369
RadNet, Inc. (b)	350	2,989
Select Medical Holdings Corp.	1,515	21,816
Skilled Healthcare Group, Inc., Class A (b)	585	5,013
Team Health Holdings, Inc. (b)	334	19,215
Triple-S Management Corp., Class B (b)	400	9,564
VCA, Inc. (b)	1,730	84,372

		432,840

Health Care Technology—0.2%
Omnicell, Inc. (b)	497	16,461

Hotels, Restaurants & Leisure—4.7%
Biglari Holdings, Inc. (b)	25	9,988
Cedar Fair L.P.	450	21,523
Cheesecake Factory, Inc.	408	20,526
Churchill Downs, Inc.	250	23,825
Cracker Barrel Old Country Store, Inc.	360	50,674
Diamond Resorts International, Inc. (b)	500	13,950
Kona Grill, Inc. (b)	190	4,387
Krispy Kreme Doughnuts, Inc. (b)	506	9,988
La Quinta Holdings, Inc. (b)	580	12,795
Marriott Vacations Worldwide Corp.	740	55,160
Panera Bread Co., Class A (b)	20	3,496
Popeyes Louisiana Kitchen, Inc. (b)	71	3,995
Six Flags Entertainment Corp.	259	11,176
Sonic Corp.	575	15,657
Wendy’s Co.	6,595	59,553

		316,693

Household Durables—0.2%
LGI Homes, Inc. (b)	150	2,238
Libbey, Inc. (b)	109	3,427
M/I Homes, Inc. (b)	88	2,021
William Lyon Homes, Class A (b)	330	6,689

		14,375

Household Products—0.1%
WD-40 Co.	45	3,829

Insurance—3.4%
AMERISAFE, Inc.	271	11,480
Hanover Insurance Group, Inc.	775	55,273
HCI Group, Inc.	82	3,546
Heritage Insurance Holdings, Inc. (b)	130	2,526
MBIA, Inc. (b)	1,130	10,780
Navigators Group, Inc. (b)	465	34,103

	Shares	Value
ProAssurance Corp.	80	$3,612
Safety Insurance Group, Inc.	830	53,128
Symetra Financial Corp.	2,225	51,286
United Insurance Holdings Corp.	130	2,853

		228,587

Internet & Catalog Retail—0.9%
HSN, Inc.	170	12,920
Lands’ End, Inc. (b)	260	14,030
Nutrisystem, Inc.	1,730	33,821
PetMed Express, Inc. (a)	200	2,874

		63,645

Internet Software & Services—0.8%
Actua Corp. (b)	808	14,924
Autobytel, Inc. (b)	230	2,507
Constant Contact, Inc. (b)	400	14,680
Internap Corp. (b)	328	2,611
IntraLinks Holdings, Inc. (b)	300	3,570
Points International Ltd. (b)	103	1,317
Reis, Inc.	160	4,187
Saba Software, Inc. (b)	360	2,938
SPS Commerce, Inc. (b)	42	2,378
TechTarget, Inc. (b)	226	2,570

		51,682

IT Services—2.6%
CACI International, Inc., Class A (b)	390	33,610
Convergys Corp.	572	11,652
DST Systems, Inc.	655	61,668
Forrester Research, Inc.	175	6,888
Hackett Group, Inc.	1,985	17,448
MAXIMUS, Inc.	287	15,739
VeriFone Systems, Inc. (b)	295	10,974
Virtusa Corp. (b)	130	5,417
WEX, Inc. (b)	131	12,959

		176,355

Leisure Equipment & Products—0.1%
Nautilus, Inc. (b)	311	4,721

Life Sciences Tools & Services—2.4%
Albany Molecular Research, Inc. (b)	3,736	60,822
Bio-Rad Laboratories, Inc., Class A (b)	20	2,411
Bio-Techne Corp.	190	17,556
Cambrex Corp. (b)	2,539	54,893
Enzo Biochem, Inc. (b)	480	2,131
ICON PLC (b)	239	12,187
NeoGenomics, Inc. (b)	570	2,377
PAREXEL International Corp. (b)	198	11,001

		163,378

Machinery—1.9%
Federal Signal Corp.	3,935	60,757
Kadant, Inc.	80	3,415
Lydall, Inc. (b)	105	3,446
Manitex International, Inc. (b)	186	2,364
Meritor, Inc. (a)(b)	1,834	27,785
Middleby Corp. (b)	162	16,054
Mueller Water Products, Inc., Class A	1,100	11,264
NN, Inc.	119	2,447

		127,532

Media—0.2%
Carmike Cinemas, Inc. (b)	156	4,098
Entravision Communications Corp., Class A	448	2,903
John Wiley & Sons, Inc., Class A	80	4,739

		11,740

Metals & Mining—1.5%
Century Aluminum Co. (b)	1,070	26,108
Kaiser Aluminum Corp.	555	39,644
SunCoke Energy Partners L.P.	985	26,723

See accompanying Notes to Financial Statements	| December 31, 2014 |	Semiannual Report	81

Schedule of Investments

December 31, 2014 (Unaudited)

	Shares	Value
Worthington Industries, Inc.	216	$6,499

		98,974

Multi-line Retail—0.4%
Burlington Stores, Inc. (b)	330	15,596
Fred’s, Inc., Class A	610	10,620

		26,216

Multi-Utilities—1.8%
Avista Corp.	345	12,196
Black Hills Corp.	305	16,177
NorthWestern Corp.	835	47,244
Vectren Corp.	965	44,612

		120,229

Oil, Gas & Consumable Fuels—2.3%
Abraxas Petroleum Corp. (b)	2,130	6,262
Carrizo Oil & Gas, Inc. (b)	213	8,861
CVR Refining L.P.	1,295	21,756
Delek Logistics Partners L.P.	475	16,848
Diamondback Energy, Inc. (b)	200	11,956
Gastar Exploration, Inc. (b)	450	1,085
Holly Energy Partners L.P.	175	5,234
Hugoton Royalty Trust	540	4,568
Matador Resources Co. (b)	502	10,155
Nordic American Tankers Ltd.	3,480	35,044
North European Oil Royalty Trust	205	2,493
PetroQuest Energy, Inc. (b)	500	1,870
Synergy Resources Corp. (b)	922	11,562
Teekay Tankers Ltd., Class A	2,585	13,080
Transmontaigne Partners L.P.	100	3,151

		153,925

Paper & Forest Products—0.6%
Boise Cascade Co. (b)	422	15,677
Clearwater Paper Corp. (b)	125	8,569
KapStone Paper and Packaging Corp.	483	14,157
Neenah Paper, Inc. (a)	67	4,038

		42,441

Personal Products—0.5%
Coty, Inc., Class A (b)	865	17,871
IGI Laboratories, Inc. (a)(b)	1,855	16,324

		34,195

Pharmaceuticals—3.0%
ANI Pharmaceuticals, Inc. (b)	980	55,262
AVANIR Pharmaceuticals, Inc., Class A (b)	216	3,661
Depomed, Inc. (b)	333	5,365
Horizon Pharma PLC (b)	1,031	13,290
Impax Laboratories, Inc. (b)	1,025	32,472
Lannett Co., Inc. (b)	275	11,792
Nektar Therapeutics (b)	831	12,880
Omeros Corp. (b)	140	3,469
Pacira Pharmaceuticals, Inc. (b)	210	18,619
Pernix Therapeutics Holdings, Inc. (b)	340	3,193
Phibro Animal Health Corp., Class A	585	18,457
Sucampo Pharmaceuticals, Inc., Class A (b)	1,100	15,708
Supernus Pharmaceuticals, Inc. (b)	100	830
Tetraphase Pharmaceuticals, Inc. (b)	240	9,530

		204,528

Professional Services—1.7%
Barrett Business Services, Inc.	47	1,288
FTI Consulting, Inc. (b)	595	22,985
GP Strategies Corp. (b)	105	3,563
Huron Consulting Group, Inc. (b)	830	56,764
ICF International, Inc. (b)	231	9,466
Korn/Ferry International (b)	435	12,510
TriNet Group, Inc. (b)	370	11,574

		118,150

	Shares	Value
Real Estate Investment Trust—7.8%
AG Mortgage Investment Trust, Inc.	585	$10,864
American Capital Mortgage Investment Corp.	280	5,275
American Homes 4 Rent, Class A	260	4,428
Capstead Mortgage Corp.	2,125	26,095
Cedar Realty Trust, Inc.	9,700	71,198
Chimera Investment Corp.	3,640	11,575
CYS Investments, Inc.	6,415	55,939
FelCor Lodging Trust, Inc.	5,540	59,943
Five Oaks Investment Corp.	440	4,752
Hatteras Financial Corp.	140	2,580
New Residential Investment Corp.	3,620	46,227
Orchid Island Capital, Inc.	1,025	13,376
Pennsylvania Real Estate Investment Trust	655	15,366
Physicians Realty Trust	955	15,853
Preferred Apartment Communities, Inc., Class A	2,470	22,477
Resource Capital Corp.	11,685	58,893
Ryman Hospitality Properties, Inc.	265	13,976
Silver Bay Realty Trust Corp.	420	6,955
Strategic Hotels & Resorts, Inc. (b)	5,760	76,205
Winthrop Realty Trust	310	4,833

		526,810

Real Estate Management & Development—0.2%
Kennedy-Wilson Holdings, Inc.	468	11,840

Road & Rail—1.6%
ArcBest Corp.	348	16,137
Celadon Group, Inc.	129	2,927
Covenant Transportation Group, Inc., Class A (b)	100	2,711
PAM Transportation Services, Inc. (b)	625	32,400
Roadrunner Transportation Systems, Inc. (b)	376	8,780
Ryder System, Inc.	126	11,699
Saia, Inc. (b)	335	18,545
Swift Transportation Co. (b)	515	14,744

		107,943

Semiconductors & Semiconductor Equipment—4.8%
Ambarella, Inc. (b)	105	5,326
DSP Group, Inc. (b)	490	5,326
Entegris, Inc. (b)	2,665	35,205
FormFactor, Inc. (b)	430	3,698
Inphi Corp. (b)	3,800	70,224
Integrated Device Technology, Inc. (b)	780	15,288
IXYS Corp.	1,855	23,373
Kulicke & Soffa Industries, Inc. (b)	769	11,120
M/A-COM Technology Solutions Holdings, Inc. (b)	400	12,512
Mellanox Technologies Ltd. (b)	270	11,537
PDF Solutions, Inc. (b)	188	2,794
Pixelworks, Inc. (b)	375	1,710
RF Micro Devices, Inc. (b)	4,105	68,102
Spansion, Inc., Class A (b)	320	10,950
SunEdison, Inc. (b)	553	10,789
Synaptics, Inc. (b)	123	8,467
Tower Semiconductor Ltd. (b)	1,480	19,728
Xcerra Corp. (b)	1,070	9,801

		325,950

Software—3.0%
ACI Worldwide, Inc. (b)	636	12,828
Aspen Technology, Inc. (b)	252	8,825
Blackbaud, Inc.	110	4,759
Cadence Design Systems, Inc. (b)	675	12,805
Callidus Software, Inc. (b)	280	4,572
ePlus, Inc. (b)	42	3,179
Guidewire Software, Inc. (b)	273	13,822

	Shares	Value
Mentor Graphics Corp. (a)	687	$15,059
Progress Software Corp. (b)	2,185	59,039
PTC, Inc. (b)	359	13,157
Synchronoss Technologies, Inc. (b)	273	11,428
Take-Two Interactive Software, Inc. (b)	440	12,333
Ultimate Software Group, Inc. (b)	92	13,507
Verint Systems, Inc. (b)	304	17,717

		203,030

Specialty Retail—4.4%
American Eagle Outfitters, Inc.	570	7,911
Big 5 Sporting Goods Corp.	2,865	41,915
Citi Trends, Inc. (b)	120	3,030
CST Brands, Inc.	295	12,865
Group 1 Automotive, Inc.	685	61,390
Hibbett Sports, Inc. (b)	145	7,022
Kirkland’s, Inc. (b)	2,097	49,573
Lithia Motors, Inc., Class A	120	10,403
Outerwall, Inc. (b)	330	24,822
Penske Automotive Group, Inc.	1,225	60,111
Rent-A-Center, Inc.	160	5,811
Select Comfort Corp. (b)	395	10,677
Shoe Carnival, Inc.	72	1,850

		297,380

Technology Hardware, Storage & Peripherals—1.4%
Avid Technology, Inc. (b)	430	6,110
Electronics for Imaging, Inc. (b)	326	13,963
Super Micro Computer, Inc. (b)	2,055	71,678

		91,751

Textiles, Apparel & Luxury Goods—2.1%
Deckers Outdoor Corp. (b)	136	12,381
Tumi Holdings, Inc. (b)	2,720	64,546
Unifi, Inc. (b)	2,216	65,882

		142,809

Thrifts & Mortgage Finance—1.8%
America First Multifamily Investors L.P.	4,170	21,934
Capitol Federal Financial, Inc.	890	11,374
Charter Financial Corp.	2,730	31,259
Dime Community Bancshares, Inc.	210	3,419
EverBank Financial Corp.	670	12,770
Lending Tree, Inc. (b)	110	5,317
Meridian Bancorp, Inc. (b)	250	2,805
Meta Financial Group, Inc.	105	3,679
Northfield Bancorp, Inc.	855	12,654
Northwest Bancshares, Inc.	385	4,824
Territorial Bancorp, Inc.	140	3,017
United Financial Bancorp, Inc.	360	5,170

		118,222

Tobacco—0.1%
Universal Corp. (a)	135	5,937

Trading Companies & Distributors—0.7%
Aceto Corp.	170	3,689
Air Lease Corp.	370	12,695
Aircastle Ltd.	687	14,681
H&E Equipment Services, Inc.	290	8,146
Stock Building Supply Holdings, Inc. (b)	110	1,685
Willis Lease Finance Corp. (b)	140	3,066

		43,962

Transportation Infrastructure—0.2%
Macquarie Infrastructure Co. LLC	215	15,284

Wireless Telecommunication Services—0.0%
Telephone & Data Systems, Inc.	120	3,030

Total Common Stock (cost—$5,794,552)		6,577,228

82	Semiannual Report	| December 31, 2014 |	See accompanying Notes to Financial Statements

Schedule of Investments

December 31, 2014 (Unaudited)

	Principal Amount (000s)	Value
Repurchase Agreements—2.7%
State Street Bank and Trust Co., dated 12/31/14, 0.00%, due 1/2/15, proceeds $180,000; collateralized by U.S. Treasury Notes, 1.875%, due 10/31/21, valued at $185,925 including accrued interest
(cost—$180,000)	$180	$180,000

Total Investments (cost—$5,974,552)—100.0%		6,757,228

Other assets less liabilities—0.0% 17

Net Assets—100.0%		$6,757,245

Notes to Schedule of Investments:

(a) Affiliated security.

(b) Non-income producing.

Glossary:

ADR—American Depositary Receipt

AllianzGI Technology Fund

	Shares	Value
Common Stock—90.1%
Automobiles—4.1%
Tesla Motors, Inc. (b)(d)	242,810	$54,003,372

Chemicals—0.0%
Monsanto Co.	100	11,947
Wacker Chemie AG	100	10,970

		22,917

Communications Equipment—7.0%
Alcatel-Lucent (d)	2,028,860	7,257,677
Alcatel-Lucent ADR (d)	2,139,645	7,595,740
Cisco Systems, Inc. (b)	188,540	5,244,240
F5 Networks, Inc. (d)	123,970	16,173,746
JDS Uniphase Corp. (d)	100	1,372
Juniper Networks, Inc.	100	2,232
Motorola Solutions, Inc.	100	6,708
Palo Alto Networks, Inc. (d)	437,575	53,633,568
QUALCOMM, Inc.	54,400	4,043,552

		93,958,835

Diversified Consumer Services—0.0%
New Oriental Education & Technology Group, Inc. ADR (d)	6,000	122,460

Diversified Telecommunication Services—0.0%
Verizon Communications, Inc.	100	4,678

Electrical Equipment—1.3%
Nidec Corp.	260,400	16,818,103

Electronic Equipment, Instruments & Components—1.8%
CDW Corp.	476,900	16,772,573
E Ink Holdings, Inc. (d)	1,000	457
IPG Photonics Corp. (d)	64,530	4,834,588
Keyence Corp.	2,800	1,247,665
LG Display Co., Ltd. (d)	1,000	30,329
Omron Corp.	30,800	1,377,852
Samsung Electro-Mechanics Co., Ltd.	170	8,406
TPK Holding Co., Ltd.	100	593

		24,272,463

Health Care Technology—0.2%
Veeva Systems, Inc., Class A (d)	99,600	2,630,436

Internet & Catalog Retail—0.7%
JD.com, Inc. ADR (d)	100	2,314
Rakuten, Inc. (d)	1,000	13,906
Vipshop Holdings Ltd. ADR (d)	482,510	9,428,245

		9,444,465

Internet Software & Services—10.4%
58.com, Inc. ADR (d)	9,920	412,176
Akamai Technologies, Inc. (d)	310,715	19,562,616
Alibaba Group Holding Ltd. ADR (d)	164,078	17,054,267
Autohome, Inc. ADR (d)	4,968	180,637
Baidu, Inc. ADR (d)	83,345	19,000,160
Cornerstone OnDemand, Inc. (d)	66,870	2,353,824
eBay, Inc. (b)(d)	100	5,612
Facebook, Inc., Class A (d)	439,565	34,294,861
Google, Inc., Class A (b)(d)	33,300	17,670,978
Mail.ru Group Ltd. GDR (d)	100	1,614
NAVER Corp.	100	64,043
NetEase, Inc. ADR	127,760	12,666,126
Phoenix New Media Ltd. ADR (d)	100	831

	Shares	Value
Qihoo 360 Technology Co., Ltd. ADR (d)	100	$5,726
Rackspace Hosting, Inc. (d)	183,171	8,574,235
SINA Corp. (d)	100	3,741
SouFun Holdings Ltd. ADR	100	739
Tencent Holdings Ltd.	108,000	1,562,644
Trulia, Inc. (d)	100	4,603
Yahoo!, Inc. (d)	100	5,051
Yelp, Inc. (d)	85,575	4,683,520
Youku Tudou, Inc. ADR (d)	100	1,781

		138,109,785

IT Services—8.9%
Alliance Data Systems Corp. (d)	63,225	18,085,511
Cognizant Technology Solutions Corp., Class A (d)	332,420	17,505,237
Computer Sciences Corp.	273,976	17,274,187
Fidelity National Information Services, Inc.	149,825	9,319,115
Fiserv, Inc. (d)	141,125	10,015,641
Mastercard, Inc., Class A	165,700	14,276,712
Tata Consultancy Services Ltd.	1,000	40,620
Visa, Inc., Class A (b)	120,840	31,684,248

		118,201,271

Media—0.0%
Comcast Corp., Class A	100	5,801

Real Estate Investment Trust—0.3%
American Tower Corp.	45,670	4,514,479

Semiconductors & Semiconductor Equipment—18.1%
Advanced Micro Devices, Inc. (d)	100	267
Aixtron SE (c)(d)	1,000	11,241
Analog Devices, Inc. (b)	100	5,552
Applied Materials, Inc.	100	2,492
Atmel Corp. (d)	100	840
Avago Technologies Ltd. (b)	450,725	45,338,428
Broadcom Corp., Class A	374,600	16,231,418
Epistar Corp.	4,000	7,916
Intel Corp.	778,695	28,258,842
Lam Research Corp.	425,680	33,773,451
Marvell Technology Group Ltd.	17,815	258,317
MediaTek, Inc.	15,000	218,061
Micron Technology, Inc. (b)(d)	1,230,835	43,091,533
NXP Semiconductors NV (d)	293,700	22,438,680
RF Micro Devices, Inc. (d)	353,985	5,872,611
SK Hynix, Inc. (d)	144,075	6,157,105
Skyworks Solutions, Inc.	439,095	31,926,597
SMA Solar Technology AG (d)	700	12,670
SunPower Corp. (d)	61,575	1,590,482
Taiwan Semiconductor Manufacturing Co., Ltd.	206,000	907,527
Taiwan Semiconductor Manufacturing Co., Ltd. ADR	208,000	4,655,040
Teradyne, Inc.	100	1,979
Texas Instruments, Inc.	100	5,347
Veeco Instruments, Inc. (d)	100	3,488
Xilinx, Inc.	100	4,329

		240,774,213

Software—19.1%
Activision Blizzard, Inc.	100	2,015
Adobe Systems, Inc. (d)	100	7,270

See accompanying Notes to Financial Statements	| December 31, 2014 |	Semiannual Report	83

Schedule of Investments

December 31, 2014 (Unaudited)

	Shares	Value
Aspen Technology, Inc. (d)	124,125	$4,346,857
Autodesk, Inc. (d)	553,984	33,272,279
Check Point Software Technologies Ltd. (d)	228,895	17,984,280
FireEye, Inc. (d)	170,300	5,378,074
Fortinet, Inc. (d)	304,600	9,339,036
Gemalto NV	100	8,161
Infoblox, Inc. (d)	219,160	4,429,224
Informatica Corp. (d)	230,553	8,792,139
Intuit, Inc.	185,335	17,086,034
Microsoft Corp. (b)	965,925	44,867,216
NetSuite, Inc. (d)	100	10,917
Oracle Corp. (b)	534,040	24,015,779
Proofpoint, Inc. (d)	56,170	2,709,079
Salesforce.com, Inc. (d)	176,563	10,471,952
ServiceNow, Inc. (d)	730,360	49,554,926
Splunk, Inc. (d)	45,900	2,705,805
Symantec Corp.	100	2,565
Tableau Software, Inc., Class A (d)	181,555	15,388,602
Workday, Inc., Class A (d)	23,295	1,901,105
Zendesk, Inc. (d)	105,965	2,582,367

		254,855,682

Technology Hardware, Storage & Peripherals—17.3%
Apple, Inc. (b)	650,285	71,778,458
Asustek Computer, Inc.	528,000	5,761,008
Catcher Technology Co., Ltd.	1,000	7,722
Diebold, Inc.	15,095	522,891
EMC Corp.	323,390	9,617,619
Hewlett-Packard Co.	762,575	30,602,135
Lenovo Group Ltd.	1,327,000	1,742,740
NEC Corp.	16,000	46,496
NetApp, Inc.	100	4,145
Samsung Electronics Co., Ltd.	14,220	17,095,910
SanDisk Corp. (b)	401,435	39,332,601
Seagate Technology PLC	259,150	17,233,475
Western Digital Corp.	333,240	36,889,668

		230,634,868

Wireless Telecommunication Services—0.9%
SBA Communications Corp., Class A (d)	110,601	12,250,167

Total Common Stock (cost-$891,044,348)		1,200,623,995

Exchange-Traded Funds—0.0%
iShares FTSE A50 China Index	1,000	1,676
iShares MSCI Emerging Markets Index	100	3,929

Total Exchange-Traded Funds (cost-$5,747)		5,605

	Principal Amount (000s)
Repurchase Agreements—4.2%
State Street Bank and Trust Co., dated 12/31/14, 0.00%, due 1/2/15, proceeds $56,448,000; collateralized by U.S. Treasury Notes, 2.375%, due 8/15/24, valued at $57,581,100 including accrued interest
(cost—$56,448,000)	$56,448	56,448,000

	Contracts	Value
Options Purchased (d)(e)—5.9%
Call Options—5.9%
Apple, Inc., strike price $87.86, expires 1/17/15	4,000	$9,080,000
Facebook, Inc., strike price $40.00, expires 1/17/15	10,720	40,762,800
strike price $45.00, expires 1/17/15	2,400	7,926,000
Intuit, Inc., strike price $67.50, expires 1/17/15	1,600	3,984,000
Microsoft Corp., strike price $37.00, expires 1/17/15	9,750	9,262,500
strike price $40.00, expires 1/17/15	8,000	5,240,000
Sunpower Corp., strike price $35.00, expires 1/15/16	10,881	2,540,714

Total Options Purchased (cost—$16,204,466)		78,796,014

Total Investments, before options written and securities sold short (cost—$963,702,561)—100.2%		1,335,873,614

Options Written (d)(e)—(1.1)%
Call Options—(0.8)%
Apple, Inc.,
strike price $117.14, expires 4/17/15	2,300	(937,250)
Facebook, Inc.,
strike price $85.00, expires 1/17/15	9,658	(91,751)
strike price $82.50, expires 10/16/15	4,000	(2,860,000)
Priceline Group, Inc.,
strike price $1,320.00, expires 1/17/15	158	(5,530)
Tesla Motors, Inc.,
strike price $275.00, expires 1/17/15	1,100	(12,650)
strike price $215.00, expires 3/20/15	800	(1,718,000)
strike price $230.00, expires 6/19/15	1,100	(2,376,000)
strike price $240.00, expires 6/19/15	1,400	(2,488,500)
TripAdvisor, Inc.,
strike price $105.00, expires 1/17/15	300	(12,750)

		(10,502,431)

Put Options—(0.3)%
Apple, Inc., strike price $80.71, expires 1/17/15	5,740	(14,350)
strike price $87.14, expires 1/17/15	1,400	(9,100)
Canadian Solar, Inc., strike price $20.00, expires 4/17/15	2,254	(388,815)
Facebook, Inc., strike price $30.00, expires 1/17/15	8,000	(28,000)
strike price $32.00, expires 1/17/15	2,720	(8,160)
strike price $70.00, expires 1/17/15	2,000	(18,000)

	Contracts	Value
strike price $72.50, expires 1/17/15	4,000	$(100,000)
Intuit, Inc., strike price $55.00, expires 1/17/15	1,600	(16,000)
Microsoft Corp., strike price $30.00, expires 1/17/15	19,500	(39,000)
Pandora Media, Inc., strike price $13.00, expires 1/15/16	2,158	(395,993)
strike price $15.00, expires 1/15/16	3,318	(884,247)
Sunpower Corp., strike price $20.00, expires 1/15/16	10,881	(2,584,238)
Trina Solar Ltd., strike price $7.00, expires 3/20/15	5,721	(197,374)

		(4,683,277)

Total Options Written (premiums received—$32,918,609)		(15,185,708)

	Shares
Securities Sold Short—(9.4)%
Common Stock—(8.4)%
Communications Equipment—(0.0)%
Nokia Oyj ADR	9,770	(76,792)

Electronic Equipment, Instruments & Components—(0.6)%
Avnet, Inc.	189,745	(8,162,830)

Internet & Catalog Retail—(2.5)%
Amazon.com, Inc. (d)	29,565	(9,175,498)
Priceline Group, Inc. (d)	7,875	(8,979,153)
TripAdvisor, Inc. (d)	165,150	(12,330,099)
zulily, Inc., Class A (d)	90,980	(2,128,932)

		(32,613,682)

Internet Software & Services—(0.9)%
Twitter, Inc. (d)	343,910	(12,336,052)

IT Services—(2.0)%
International Business Machines Corp.	165,940	(26,623,414)

Semiconductors & Semiconductor Equipment—(1.2)%
Canadian Solar, Inc. (d)	225,430	(5,453,152)
Cypress Semiconductor Corp.	100	(1,428)
Integrated Device Technology, Inc. (d)	279,330	(5,474,868)
Trina Solar Ltd. ADR (d)	572,100	(5,297,646)

		(16,227,094)

Software—(1.2)%
Citrix Systems, Inc. (d)	22,192	(1,415,849)
VMware, Inc., Class A (d)	167,425	(13,815,911)

		(15,231,760)

Total Common Stock (proceeds received—$111,247,022)		(111,271,624)

Exchange-Traded Fund—(1.0)%
CurrencyShares Japanese Yen Trust (d) (proceeds received—$14,403,986)	169,600	(13,773,216)

Total Securities Sold Short (proceeds received—$125,651,008)		(125,044,840)

84	Semiannual Report	| December 31, 2014 |	See accompanying Notes to Financial Statements

Schedule of Investments

December 31, 2014 (Unaudited)

Value
Total Investments, net of options written and securities sold short (cost—$805,132,944) (a)—89.7%	$1,195,643,066

Other assets less other liabilities—10.3%	136,982,804

Net Assets—100.0%	$1,332,625,870

Notes to Schedule of Investments:

(a) Securities (net of securities sold short) with an aggregate value of $60,370,816, representing 4.5% of net assets, were valued utilizing modeling tools provided by a third-party vendor. See Note 1(a) and Note 1(b) in the Notes to Financial Statements.

(b) All or partial amount segregated for the benefit of the counterparty as collateral for securities sold short and options written.

(c) Affiliated security.

(d) Non-income producing.

(e) Exchange traded-Chicago Board Options Exchange.

Glossary:

ADR—American Depositary Receipt

FTSE—Financial Times Stock Exchange

GDR—Global Depositary Receipt

MSCI—Morgan Stanley Capital International

AllianzGI U.S. Managed Volatility Fund

	Shares	Value
Common Stock—98.7%
Banks—1.1%
BOK Financial Corp.	15,480	$929,419

Beverages—5.7%
Coca-Cola Co.	53,985	2,279,247
PepsiCo, Inc.	24,535	2,320,029

		4,599,276

Chemicals—3.5%
Praxair, Inc.	19,000	2,461,640
Scotts Miracle-Gro Co., Class A	6,700	417,544

		2,879,184

Communications Equipment—1.7%
Brocade Communications Systems, Inc.	28,780	340,755
Cisco Systems, Inc.	24,515	681,885
Motorola Solutions, Inc.	4,720	316,618

		1,339,258

Diversified Telecommunication Services—11.8%
AT&T, Inc.	67,345	2,262,119
CenturyLink, Inc.	59,555	2,357,187
Frontier Communications Corp.	165,415	1,103,318
Verizon Communications, Inc.	47,680	2,230,470
Windstream Holdings, Inc.	195,780	1,613,227

		9,566,321

Electric Utilities—8.2%
Duke Energy Corp.	19,704	1,646,072
Exelon Corp.	13,300	493,164
FirstEnergy Corp.	13,120	511,549
ITC Holdings Corp.	24,665	997,206
PPL Corp.	13,475	489,547
Southern Co.	51,735	2,540,706

		6,678,244

Energy Equipment & Services—0.4%
Frank’s International NV	19,000	315,970

Food & Staples Retailing—2.1%
Sysco Corp.	42,635	1,692,183

Food Products—9.4%
Bunge Ltd.	21,060	1,914,565
Hershey Co.	7,605	790,388
Kellogg Co.	29,560	1,934,406
Pinnacle Foods, Inc.	59,230	2,090,819
WhiteWave Foods Co. (a)	26,555	929,159

		7,659,337

Health Care Equipment & Supplies—1.9%
Baxter International, Inc.	8,220	602,444
Edwards Lifesciences Corp. (a)	2,390	304,438
Sirona Dental Systems, Inc. (a)	7,045	615,522

		1,522,404

Health Care Providers & Services—2.1%
DaVita HealthCare Partners, Inc. (a)	5,740	434,748
Express Scripts Holding Co. (a)	3,045	257,820
Laboratory Corp. of America Holdings (a)	5,455	588,594
Quest Diagnostics, Inc.	6,065	406,719

		1,687,881

Household Products—2.6%
Kimberly-Clark Corp.	2,680	309,647
Procter & Gamble Co.	19,680	1,792,651

		2,102,298

	Shares	Value
Independent Power Producers & Energy Traders—0.3%
Calpine Corp. (a)	12,750	$282,158

Insurance—4.5%
Erie Indemnity Co., Class A	3,100	281,387
Markel Corp. (a)	2,145	1,464,692
Validus Holdings Ltd.	7,610	316,271
White Mountains Insurance Group Ltd.	2,480	1,562,673

		3,625,023

Internet Software & Services—0.2%
Twitter, Inc. (a)	5,600	200,872

IT Services—3.8%
Amdocs Ltd.	52,800	2,463,384
Science Applications International Corp.	13,095	648,595

		3,111,979

Life Sciences Tools & Services—0.3%
Quintiles Transnational Holdings, Inc. (a)	4,170	245,488

Media—1.5%
Morningstar, Inc.	9,290	601,156
Thomson Reuters Corp.	15,445	623,051

		1,224,207

Metals & Mining—4.2%
Alcoa, Inc.	21,710	342,801
Compass Minerals International, Inc.	9,710	843,119
Newmont Mining Corp.	89,030	1,682,667
Royal Gold, Inc.	8,190	513,513

		3,382,100

Multi-Utilities—4.5%
Consolidated Edison, Inc.	42,205	2,785,952
PG&E Corp.	7,760	413,143
TECO Energy, Inc.	22,270	456,312

		3,655,407

Oil, Gas & Consumable Fuels—1.6%
Exxon Mobil Corp.	6,100	563,945
HollyFrontier Corp.	8,400	314,832
Occidental Petroleum Corp.	3,100	249,891
Ultra Petroleum Corp. (a)	10,000	131,600

		1,260,268

Personal Products—2.8%
Coty, Inc., Class A (a)	108,920	2,250,287

Pharmaceuticals—1.8%
Johnson & Johnson	10,275	1,074,457
Pfizer, Inc.	13,080	407,442

		1,481,899

Professional Services—0.5%
Nielsen NV	8,290	370,812

Real Estate Investment Trust—5.9%
American Homes 4 Rent, Class A	13,630	232,119
Annaly Capital Management, Inc.	32,800	354,568
Crown Castle International Corp.	30,260	2,381,462
Hatteras Financial Corp.	48,525	894,316
MFA Financial, Inc.	61,500	491,385
Post Properties, Inc.	7,615	447,533

		4,801,383

Semiconductors & Semiconductor Equipment—0.4%
Broadcom Corp., Class A	8,025	347,723

See accompanying Notes to Financial Statements	| December 31, 2014 |	Semiannual Report	85

Schedule of Investments

December 31, 2014 (Unaudited)

	Shares	Value
Technology Hardware, Storage & Peripherals—3.6%
Apple, Inc.	20,740	$2,289,281
Hewlett-Packard Co.	8,000	321,040
SanDisk Corp.	2,915	285,612

		2,895,933

Thrifts & Mortgage Finance—2.8%
Capitol Federal Financial, Inc.	138,210	1,766,324
TFS Financial Corp.	33,350	496,415

		2,262,739

Tobacco—2.8%
Philip Morris International, Inc.	28,040	2,283,858

Water Utilities—3.0%
American Water Works Co., Inc.	45,555	2,428,082

Wireless Telecommunication Services—3.7%
SBA Communications Corp., Class A (a)	21,060	2,332,605
Sprint Corp. (a)	156,685	650,243

		2,982,848

Total Common Stock (cost—$77,575,075)		80,064,841

	Principal Amount (000s)
Repurchase Agreements—1.0%
State Street Bank and Trust Co., dated 12/31/14, 0.00%, due 1/2/15, proceeds $827,000; collateralized by U.S. Treasury Notes, 2.50%, due 5/15/24, valued at $846,650 including accrued interest
(cost-$827,000)	$827	827,000

Total Investments (cost—$78,402,075)—99.7%		80,891,841

Other assets less liabilities—0.3%		230,896

Net Assets—100.0%		$81,122,737

Notes to Schedule of Investments:

(a) Non-income producing.

86	Semiannual Report	| December 31, 2014 |	See accompanying Notes to Financial Statements

(THIS PAGE INTENTIONALLY LEFT BLANK)

See accompanying Notes to Financial Statements	| December 31, 2014 |Semiannual Report	87

Statements of Assets and Liabilities

December 31, 2014 (unaudited)

	AllianzGI Emerging Markets Opportunities	AllianzGI Focused Growth	AllianzGI Global Natural Resources	AllianzGI Global Small-Cap
Assets:
Investments, at value	$122,217,757	$659,813,625	$44,631,465	$193,593,375
Investments in Affiliates, at value	—	—	—	16,861,910
Cash	814	965	—	308
Foreign currency, at value	283,790	—	1,184	754,394
Dividends and interest receivable (net of foreign taxes)	200,172	345,087	19,895	61,794
Receivable for Fund shares sold	74,006	488,109	63,229	286,797
Investments in Affiliated Funds — Trustee Deferred Compensation Plan (see Note 4)	26,232	118,593	8,107	32,953
Tax reclaims receivable	642	—	8,667	30,165
Receivable for investments sold	—	14,211,587	3,525,356	5,716
Dividends receivable from Affiliates	—	—	—	2,109
Total Assets	122,803,413	674,977,966	48,257,903	211,629,521
Liabilities:
Payable for investments purchased	—	8,341,739	859,318	431,766
Payable for Fund shares redeemed	342,857	1,760,097	165,428	315,955
Payable to custodian for cash overdraft	—	—	1,998,023	—
Investment Advisory fees payable	93,165	253,231	27,352	157,131
Administration fees payable	47,039	215,493	15,177	71,653
Trustees Deferred Compensation Plan payable (see Note 4)	26,232	118,593	8,107	32,953
Servicing fees payable	13,403	113,258	3,217	22,572
Distribution fees payable	9,865	146,170	2,240	14,730
Options written, at value	—	—	—	—
Unrealized depreciation of forward foreign currency contracts	—	—	—	9
Accrued expenses and other liabilities	349,582	—	—	—
Total Liabilities	882,143	10,948,581	3,078,862	1,046,769
Net Assets	$121,921,270	$664,029,385	$45,179,041	$210,582,752
Net Assets Consist of:
Paid-in-capital	$174,874,964	$479,092,632	$52,237,105	$197,338,523
Undistributed (dividends in excess of) net investment income	387,189	(4,261,979)	56,284	(1,069,164)
Accumulated net realized gain (loss)	(63,690,637)	13,952,895	(8,036,505)	(17,008,731)
Net unrealized appreciation (depreciation)	10,349,754	175,245,837	922,157	31,322,124
Net Assets	$121,921,270	$664,029,385	$45,179,041	$210,582,752
Cost of Investments	$111,468,292	$484,567,788	$43,707,581	$161,611,375
Cost of Investments in Affiliates	$—	$—	$—	$17,510,029
Cost of Foreign Currency	$290,117	$—	$1,185	$760,879
Premiums Received for Options Written	$—	$—	$—	$—

88	Semiannual Report	| December 31, 2014 |	See accompanying Notes to Financial Statements

AllianzGI Health Sciences	AllianzGI Income & Growth	AllianzGI International Managed Volatility	AllianzGI Mid-Cap	AllianzGI NFJ All-Cap Value

$179,369,515	$2,746,916,045	$82,113,811	$327,026,632	$28,309,420
—	—	—	—	—
79	343,510	21,731	354	7
—	—	54,302	—	—
96,298	19,936,638	82,036	152,935	47,581
71,484	6,821,521	51,640	194,233	55,090
29,076	126,379	55,792	29,662	5,569
81,567	—	121,112	—	1,062
4,147,265	345,036	946,847	3,728,565	—
—	—	—	—	—
183,795,284	2,774,489,129	83,447,271	331,132,381	28,418,729

—	—	—	3,964,662	932,937
245,081	3,884,494	46,740	977,324	91,703
—	—	—	—	—
124,554	1,516,497	29,754	128,925	14,621
62,277	878,917	17,264	106,900	8,908
29,076	126,379	55,792	29,662	5,569
38,922	416,375	5,866	61,078	4,137
10,235	678,251	5,523	122,826	5,098
—	605,570	—	—	—
—	—	—	—	—
—	1,117,808	—	—	—
510,145	9,224,291	160,939	5,391,377	1,062,973
$183,285,139	$2,765,264,838	$83,286,332	$325,741,004	$27,355,756

$153,397,955	$2,801,797,265	$268,629,409	$282,879,958	$31,103,395
(1,042,304)	(5,613,168)	(550,516)	(2,074,176)	(4,784)
(3,281,424)	76,279,664	(187,181,078)	2,284,832	(10,576,004)
34,210,912	(107,198,923)	2,388,517	42,650,390	6,833,149
$183,285,139	$2,765,264,838	$83,286,332	$325,741,004	$27,355,756
$145,148,868	$2,853,761,454	$79,715,376	$284,376,242	$21,476,271
$—	$—	$—	$—	$—
$—	$—	$54,258	$—	$—
$—	$1,129,556	$—	$—	$—

See accompanying Notes to Financial Statements	| December 31, 2014 |	Semiannual Report	89

Statements of Assets and Liabilities (cont’d)

December 31, 2014 (unaudited)

	AllianzGI Emerging Markets Opportunities	AllianzGI Focused Growth	AllianzGI Global Natural Resources	AllianzGI Global Small-Cap
Net Assets:
Class A	$25,176,182	$281,356,772	$9,272,759	$50,277,916
Class B	—	1,786,537	—	487,530
Class C	15,258,489	220,615,248	3,569,442	22,573,987
Class D	22,479,245	13,886,906	2,791,139	32,198,797
Class R	—	15,811,015	—	—
Class P	3,149,887	16,199,709	5,219,752	17,640,744
Institutional Class	55,857,467	108,298,452	24,325,949	87,403,778
Administrative Class	—	6,074,746	—	—
Shares Issued and Outstanding:
Class A	990,533	7,066,947	563,238	1,212,149
Class B	—	60,583	—	12,921
Class C	614,259	7,481,588	229,612	598,482
Class D	873,056	410,586	169,477	777,127
Class R	—	499,507	—	—
Class P	126,318	512,944	313,531	405,526
Institutional Class	2,196,377	2,951,603	1,450,763	1,999,516
Administrative Class	—	173,795	—	—
Net Asset Value and Redemption Price Per Share*:
Class A	$25.42	$39.81	$16.46	$41.48
Class B	—	29.49	—	37.73
Class C	24.84	29.49	15.55	37.72
Class D	25.75	33.82	16.47	41.43
Class R	—	31.65	—	—
Class P	24.94	31.58	16.65	43.50
Institutional Class	25.43	36.69	16.77	43.71
Administrative Class	—	34.95	—	—

*	Net asset value and redemption price per share may not recalculate exactly due to rounding.

90	Semiannual Report	| December 31, 2014 |	See accompanying Notes to Financial Statements

AllianzGI Health Sciences	AllianzGI Income & Growth	AllianzGI International Managed Volatility	AllianzGI Mid-Cap	AllianzGI NFJ All-Cap Value

$33,760,714	$840,058,474	$17,972,699	$100,102,899	$10,166,417
449,642	—	—	585,234	151,777
15,547,393	1,069,466,683	8,508,048	185,235,637	8,281,196
133,517,552	58,732,282	949,014	1,705,517	1,587,618
—	3,905,070	88,018	2,673,237	—
—	615,159,472	471,003	2,105,015	6,112,565
9,838	177,942,857	55,297,550	32,864,534	1,056,183
—	—	—	468,931	—

1,036,825	67,955,418	1,298,693	28,834,417	645,147
16,223	—	—	189,331	9,756
560,357	90,959,718	615,386	60,162,980	550,932
4,102,234	4,729,898	68,720	481,713	99,225
—	315,065	6,449	774,352	—
—	49,038,434	34,369	552,963	381,354
302	14,103,940	4,022,191	8,610,638	62,927
—	—	—	129,626	—

$32.56	$12.36	$13.84	$3.47	$15.76
27.72	—	—	3.09	15.56
27.75	11.76	13.83	3.08	15.03
32.55	12.42	13.81	3.54	16.00
—	12.39	13.65	3.45	—
—	12.54	13.70	3.81	16.03
32.55	12.62	13.75	3.82	16.78
—	—	—	3.62	—

See accompanying Notes to Financial Statements	| December 31, 2014 |	Semiannual Report	91

Statements of Assets and Liabilities (cont’d)

December 31, 2014 (unaudited)

	AllianzGI NFJ Dividend Value	AllianzGI NFJ International Value	AllianzGI NFJ Large-Cap Value	AllianzGI NFJ Mid-Cap Value
Assets:
Investments, at value	$9,170,534,224	$2,750,807,305	$770,547,113	$760,151,649
Investments in Affiliates, at value	—	23,992,025	—	—
Cash	935	13,982	128	154,724
Foreign currency, at value	—	—	—	2,140,062
Dividends and interest receivable (net of foreign taxes)	17,142,117	3,389,779	1,289,522	1,285,886
Receivable for investments sold	11,562,390	4,724,994	5,376,867	—
Receivable for investments in Affiliates sold	—	—	—	—
Deposits with brokers for derivatives collateral	—	—	—	—
Receivable for Fund shares sold	8,227,241	3,801,008	545,200	162,742
Tax reclaims receivable	714,347	378,413	26,760	—
Dividends receivable from Affiliates	—	—	—	—
Investments in Affiliated Funds — Trustee Deferred Compensation Plan (see Note 4)	1,630,580	355,760	190,384	228,369
Prepaid expenses and other assets	—	47,187	—	—
Total Assets	9,209,811,834	2,787,510,453	777,975,974	764,123,432
Liabilities:
Payable for investments purchased	64,090,390	11,797,631	7,630,282	—
Payable for investments in Affiliates purchased	—	—	—	—
Payable for Fund shares redeemed	59,402,746	10,311,325	1,079,497	654,335
Payable to custodian for foreign currency overdraft	—	43,765	—	—
Payable for variation margin on futures contracts	—	—	—	—
Securities sold short, at value	—	—	—	—
Options written, at value	—	—	—	—
Investment Advisory fees payable	3,465,155	1,426,400	293,939	391,642
Distribution fees payable	686,147	127,356	68,708	136,794
Servicing fees payable	547,186	181,494	66,768	140,136
Administration fees payable	2,259,032	876,105	224,226	253,127
Trustees Deferred Compensation Plan payable (see Note 4)	1,630,580	355,760	190,384	228,369
Total Liabilities	132,081,236	25,119,836	9,553,804	1,804,403
Net Assets	$9,077,730,598	$2,762,390,617	$768,422,170	$762,319,029
Net Assets Consist of:
Paid-in-capital	$8,022,817,823	$2,917,431,340	$1,008,645,394	$656,508,276
Undistributed (dividends in excess of) net investment income	3,357,725	3,451,881	(174,622)	2,916,060
Accumulated net realized gain (loss)	(806,655,287)	(254,009,698)	(451,674,507)	(74,332,834)
Net unrealized appreciation	1,858,210,337	95,517,094	211,625,905	177,227,527
Net Assets	$9,077,730,598	$2,762,390,617	$768,422,170	$762,319,029
Cost of Investments	$7,312,332,887	$2,635,275,267	$558,879,361	$582,802,844
Cost of Investments in Affiliates	$—	$43,956,536	$—	$—
Cost of Foreign Currency	$—	$—	$—	$2,154,152
Cost of Foreign Currency Overdraft due to Custodian	$—	$48,674	$—	$—
Proceeds Received on Securities Sold Short	$—	$—	$—	$—
Premiums Received for Options Written	$—	$—	$—	$—

92	Semiannual Report	| December 31, 2014 |	See accompanying Notes to Financial Statements

AllianzGI NFJ Small-Cap Value	AllianzGI Opportunity	AllianzGI Small-Cap Blend	AllianzGI Technology	AllianzGI U.S. Managed Volatility

$5,815,601,863	$88,936,752	$6,608,269	$1,335,862,373	$80,891,841
1,073,417,907	2,279,735	148,959	11,241	—
340	136	316	1,032	508
—	—	—	18,749,069	—
8,182,868	126,490	10,128	459,514	256,866
23,941,167	417,771	—	153,668,845	—
5,279,896	—	—	—	—
—	—	—	350,000	—
11,256,864	3,975	—	2,185,160	54,781
—	—	—	4,343	—
1,233,607	2,092	112	—	—
1,233,324	42,920	211	237,401	8,072
—	—	—	—	—
6,940,147,836	91,809,871	6,767,995	1,511,528,978	81,212,068

33,592,498	—	4,526	34,784,627	—
3,010,388	—	—	—	—
88,718,204	383,014	—	2,000,157	21,099
4,884,920	—	—	—	—
—	—	—	19,402	—
—	—	—	125,044,840	—
—	—	—	15,185,708	—
3,357,843	47,356	4,222	1,013,613	26,782
632,897	29,003	36	95,702	1,366
502,794	18,118	49	133,170	3,710
1,497,166	31,011	1,706	388,488	28,302
1,233,324	42,920	211	237,401	8,072
137,430,034	551,422	10,750	178,903,108	89,331
$6,802,717,802	$91,258,449	$6,757,245	$1,332,625,870	$81,122,737

$5,478,495,329	$82,818,399	$5,967,175	$932,803,009	$77,268,515
(8,035,773)	24,022	14,993	(11,268,613)	(18,742)
163,785,419	(268,349)	(5,650)	21,315,931	1,385,122
1,168,472,827	8,684,377	780,727	389,775,543	2,487,842
$6,802,717,802	$91,258,449	$6,757,245	$1,332,625,870	$81,122,737
$4,778,226,033	$80,224,585	$5,836,315	$963,673,119	$78,402,075
$933,531,011	$2,258,659	$138,237	$29,442	$—
$—	$—	$—	$19,463,536	$—
$4,974,794	$—	$—	$—	$—
$—	$—	$—	$125,651,008	$—
$—	$—	$—	$32,918,609	$—

See accompanying Notes to Financial Statements	| December 31, 2014 |	Semiannual Report	93

Statements of Assets and Liabilities (cont’d)

December 31, 2014 (unaudited)

	AllianzGI NFJ Dividend Value	AllianzGI NFJ International Value	AllianzGI NFJ Large-Cap Value	AllianzGI NFJ Mid-Cap Value
Net Assets:
Class A	$1,541,072,994	$554,575,952	$159,686,962	$425,263,730
Class B	5,817,616	—	1,407,233	2,561,374
Class C	486,395,209	167,571,816	101,687,437	205,859,770
Class D	233,594,294	89,910,043	39,287,378	12,755,813
Class R	248,991,826	22,329,536	11,733,634	13,497,681
Class P	1,739,508,927	705,153,502	18,221,156	14,764,916
Institutional Class	4,030,348,087	1,146,685,028	434,500,348	82,535,823
Class R6	79,166,552	57,670,412	—	—
Administrative Class	712,835,093	18,494,328	1,898,022	5,079,922
Shares Issued and Outstanding:
Class A	89,940,557	25,961,184	7,338,472	16,737,114
Class B	333,560	—	63,808	112,553
Class C	28,138,357	7,931,056	4,644,895	9,545,318
Class D	13,554,739	4,215,655	1,788,726	496,146
Class R	14,559,388	1,042,726	535,410	603,987
Class P	101,004,584	32,877,549	828,261	692,193
Institutional Class	234,165,486	53,429,430	20,015,928	3,073,925
Class R6	4,604,496	2,690,705	—	—
Administrative Class	41,154,865	863,091	86,081	194,599
Net Asset Value and Redemption Price Per Share*:
Class A	$17.13	$21.36	$21.76	$25.41
Class B	17.44	—	22.05	22.76
Class C	17.29	21.13	21.89	21.57
Class D	17.23	21.33	21.96	25.71
Class R	17.10	21.41	21.92	22.35
Class P	17.22	21.45	22.00	21.33
Institutional Class	17.21	21.46	21.71	26.85
Class R6	17.19	21.43	—	—
Administrative Class	17.32	21.43	22.05	26.10

*	Net asset value and redemption price per share may not recalculate exactly due to rounding.

94	Semiannual Report	| December 31, 2014 |	See accompanying Notes to Financial Statements

AllianzGI NFJ Small-Cap Value	AllianzGI Opportunity	AllianzGI Small-Cap Blend	AllianzGI Technology	AllianzGI U.S. Managed Volatility

$1,863,677,943	$39,778,256	$99,425	$333,136,512	$14,808,556
7,227,855	223,991	—	1,323,292	168,403
292,004,306	45,815,107	65,510	127,616,182	2,165,502
102,684,363	565,499	76,327	165,916,562	596,014
112,108,680	70,715	—	—	—
118,150,369	1,048,277	12,335	50,231,971	429,592
3,316,606,998	3,614,701	6,503,648	585,020,829	62,954,670
77,521,622	—	—	—	—
912,735,666	141,903	—	69,380,522	—

72,411,323	1,454,896	5,738	6,010,750	1,035,635
291,534	12,671	—	27,666	12,632
12,206,102	2,592,909	3,812	2,669,116	164,659
3,828,216	29,517	4,412	3,039,831	41,474
4,175,400	3,874	—	—	—
4,264,128	54,446	710	852,458	29,008
119,263,553	159,171	374,357	9,839,059	4,237,101
2,791,124	—	—	—	—
35,544,914	6,558	—	1,207,446	—

$25.74	$27.34	$17.33	$55.42	$14.30
24.79	17.68	—	47.83	13.33
23.92	17.67	17.19	47.81	13.15
26.82	19.16	17.30	54.58	14.37
26.85	18.26	—	—	—
27.71	19.25	17.37	58.93	14.81
27.81	22.71	17.37	59.46	14.86
27.77	—	—	—	—
25.68	21.64	—	57.46	—

See accompanying Notes to Financial Statements	| December 31, 2014 |	Semiannual Report	95

Statements of Operations

Six Months ended December 31, 2014 (unaudited)

	AllianzGI Emerging Markets Opportunities	AllianzGI Focused Growth	AllianzGI Global Natural Resources	AllianzGI Global Small-Cap
Investment Income:
Dividends, net of foreign withholding taxes*	$2,118,555	$3,349,536	$371,649	$811,058
Interest	—	—	—	1
Dividends from investments in Affiliates	—	—	—	32,560
Miscellaneous	155	—	—	240
Total Investment Income	2,118,710	3,349,536	371,649	843,859
Expenses:
Investment advisory	567,710	1,499,737	172,275	904,837
Administration	286,751	1,279,119	95,801	415,661
Distribution — Class B	—	7,724	—	2,144
Distribution — Class C	64,755	835,302	14,618	86,160
Distribution — Class R	—	20,283	—	—
Servicing — Class A	34,602	355,564	13,302	64,739
Servicing — Class B	—	2,575	—	715
Servicing — Class C	21,585	278,434	4,873	28,720
Servicing — Class D	26,747	21,597	3,929	41,992
Servicing — Class R	—	20,283	—	—
Distribution and/or servicing — Administrative Class	—	7,525	—	—
Trustees	4,562	24,308	1,756	7,449
Excise Tax	—	—	—	—
Miscellaneous	7,724	344	1,262	1,262
Total Expenses	1,014,436	4,352,795	307,816	1,553,679
Less: Investment Advisory/Administration waived	—	—	—	—
Net Expenses	1,014,436	4,352,795	307,816	1,553,679
Net Investment Income (Loss)	1,104,274	(1,003,259)	63,833	(709,820)
Realized and Change in Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	1,541,475	38,112,041	(818,073)	(433,143)
Investments in Affiliates	(81,322)	—	—	313,031
Securities sold short	—	—	—	—
Options written	—	—	—	—
Foreign currency transactions	(122,342)	—	(13,419)	(40,328)
Net change in unrealized appreciation/depreciation of:
Investments	(8,122,456)	(14,910,768)	(10,088,697)	(4,264,041)
Investments in Affiliates	26,319	—	—	(2,954,323)
Securities sold short	—	—	—	—
Options written	—	—	—	—
Foreign currency transactions	(10,930)	—	(2,089)	(10,449)
Net Realized and Change in Unrealized Gain (Loss)	(6,769,256)	23,201,273	(10,922,278)	(7,389,253)
Net Increase (Decrease) in Net Assets Resulting from Investment Operations	$(5,664,982)	$22,198,014	$(10,858,445)	$(8,099,073)
* Foreign withholding taxes	$281,078	$—	$15,492	$33,400

96	Semiannual Report	| December 31, 2014 |	See accompanying Notes to Financial Statements

AllianzGI Health Sciences	AllianzGI Income & Growth	AllianzGI International Managed Volatility	AllianzGI Mid-Cap	AllianzGI NFJ All-Cap Value

$574,546	$12,952,262	$1,202,819	$1,353,891	$322,450
—	31,649,959	56	—	—
—	—	2,776	—	—
3,529	37,259	—	—	—
578,075	44,639,480	1,205,651	1,353,891	322,450

698,123	8,594,856	182,606	778,785	83,490
349,061	4,982,282	197,363	645,761	50,872
1,939	—	—	2,579	780
47,908	3,813,895	35,262	705,552	28,425
—	4,736	104	3,338	—
38,672	1,031,541	23,073	127,686	13,246
646	—	—	860	260
15,969	1,271,298	11,754	235,184	9,475
162,875	69,044	1,280	2,211	1,976
—	4,736	104	3,338	—
—	—	—	603	—
6,405	96,228	3,280	12,007	934
—	1,117,808	—	—	—
1,608	880	3,374	448	2,030
1,323,206	20,987,304	458,200	2,518,352	191,488
—	(31,407)	(91,303)	—	—
1,323,206	20,955,897	366,897	2,518,352	191,488
(745,131)	23,683,583	838,754	(1,164,461)	130,962

11,424,694	69,367,300	277,237	25,132,322	306,661
(296,863)	—	(42,499)	—	—
123,185	—	—	—	—
—	(5,137,682)	—	—	—
(2,215)	—	(62,747)	—	—

6,092,508	(102,016,452)	(6,857,536)	(16,568,954)	252,723
256,926	—	—	—	—
(5,884)	—	—	—	—
—	245,543	—	—	—
(10,466)	—	(14,905)	—	—
17,581,885	(37,541,291)	(6,700,450)	8,563,368	559,384
$16,836,754	$(13,857,708)	$(5,861,696)	$7,398,907	$690,346
$—	$—	$64,059	$5,800	$4,092

See accompanying Notes to Financial Statements	| December 31, 2014 |	Semiannual Report	97

Statements of Operations (cont’d)

Six Months ended December 31, 2014 (unaudited)

	AllianzGI NFJ Dividend Value	AllianzGI NFJ International Value	AllianzGI NFJ Large-Cap Value	AllianzGI NFJ Mid-Cap Value
Investment Income:
Dividends, net of foreign withholding taxes*	$133,525,445	$40,153,657	$10,585,637	$9,246,066
Dividends from investments in Affiliates	—	459,658	—	—
Total Investment Income	133,525,445	40,613,315	10,585,637	9,246,066
Expenses:
Investment advisory	20,763,120	9,007,906	1,739,122	2,366,281
Administration	13,416,652	5,864,207	1,326,945	1,530,593
Distribution — Class B	24,482	—	6,837	10,962
Distribution — Class C	1,844,135	708,492	383,690	790,575
Distribution — Class R	325,653	32,042	14,700	17,447
Servicing — Class A	2,190,826	897,590	204,736	551,480
Servicing — Class B	8,161	—	2,279	3,654
Servicing — Class C	614,712	236,164	127,897	263,525
Servicing — Class D	302,380	123,152	49,484	17,151
Servicing — Class R	325,653	32,042	14,700	17,447
Distribution and/or servicing — Administrative Class	970,484	24,825	4,310	6,317
Dividends on securities sold short	—	—	—	—
Trustees	333,318	107,989	27,917	28,544
Excise Tax	—	—	—	9,407
Miscellaneous	330,265	134,749	3,502	325
Total Expenses	41,449,841	17,169,158	3,906,119	5,613,708
Less: Investment Advisory/Administration waived	(211,202)	(373,488)	—	—
Net Expenses	41,238,639	16,795,670	3,906,119	5,613,708
Net Investment Income (Loss)	92,286,806	23,817,645	6,679,518	3,632,358
Realized and Change in Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	526,752,269	(69,481,978)	38,159,699	39,058,912
Investments in Affiliates	—	—	—	—
Securities sold short	—	—	—	—
Options written	—	—	—	—
Foreign currency transactions	—	(509,933)	—	(60,781)
Net change in unrealized appreciation/depreciation of:
Investments	(523,896,343)	(252,026,263)	(16,362,683)	(35,709,198)
Investments in Affiliates	—	(19,964,511)	—	—
Securities sold short	—	—	—	—
Futures contracts	—	—	—	—
Options written	—	—	—	—
Foreign currency transactions	—	(182,675)	—	(15,297)
Net Realized and Change in Unrealized Gain (Loss)	2,855,926	(342,165,360)	21,797,016	3,273,636
Net Increase (Decrease) in Net Assets Resulting from Investment Operations	$95,142,732	$(318,347,715)	$28,476,534	$6,905,994
* Foreign withholding taxes	$2,497,489	$3,819,905	$128,864	$153,179

98	Semiannual Report	| December 31, 2014 |	See accompanying Notes to Financial Statements

AllianzGI NFJ Small-Cap Value	AllianzGI Opportunity	AllianzGI Small-Cap Blend	AllianzGI Technology	AllianzGI U.S. Managed Volatility

$84,546,823	$868,178	$63,805	$5,383,973	$1,311,059
23,545,286	45,871	2,515	—	—
108,092,109	914,049	66,320	5,383,973	1,311,059

22,134,971	318,302	20,886	5,897,592	137,671
10,716,168	191,965	9,740	2,265,982	146,667
30,475	950	—	6,599	744
1,192,372	177,417	194	481,121	7,102
151,443	83	—	—	—
2,572,584	51,176	125	417,197	18,532
10,158	317	—	2,200	248
397,457	59,139	65	160,374	2,367
141,637	718	46	204,356	872
151,443	83	—	—	—
1,353,354	171	—	83,471	—
—	—	—	257,563	—
265,427	3,529	235	47,859	3,344
—	—	—	—	—
22,735	344	325	5,216	325
39,140,224	804,194	31,616	9,829,530	317,872
(2,145,765)	(24,485)	—	—	—
36,994,459	779,709	31,616	9,829,530	317,872
71,097,650	134,340	34,704	(4,445,557)	993,187

609,739,456	(380,628)	(307)	107,736,134	5,458,268
79,005,213	137,637	(4,462)	—	—
—	—	—	(4,367,810)	—
—	—	—	(131,192)	—
(56,826)	—	—	(664,195)	—

(877,761,169)	(1,296,601)	(36,856)	(39,013,048)	(2,668,658)
(219,096,490)	222,345	10,443	(3,273)	—
—	—	—	(296,696)	—
—	—	—	(19,402)	—
—	—	—	7,950,716	—
84,626	—	—	(769,943)	—
(408,085,190)	(1,317,247)	(31,182)	70,421,291	2,789,610
$(336,987,540)	$(1,182,907)	$3,522	$65,975,734	$3,782,797
$636,920	$—	$—	$307,984	$2,507

See accompanying Notes to Financial Statements	| December 31, 2014 |	Semiannual Report	99

Statements of Changes in Net Assets

	AllianzGI Emerging Markets Opportunities		AllianzGI Focused Growth

	Six Months ended December 31, 2014 (Unaudited)	Year ended June 30, 2014	Six Months ended December 31, 2014 (Unaudited)	Year ended June 30, 2014
Increase (Decrease) in Net Assets from:

Investment Operations:
Net investment income (loss)	$1,104,274	$1,556,591	$(1,003,259)	$(690,854)
Net realized gain (loss)	1,337,811	6,855,668	38,112,041	58,655,325
Net change in unrealized appreciation/depreciation	(8,107,067)	7,684,959	(14,910,768)	83,277,224
Net increase (decrease) in net assets resulting from investment operations	(5,664,982)	16,097,218	22,198,014	141,241,695
Dividends and Distributions to Shareholders from:
Net investment income:
Class A	(342,236)	(391,494)	(1,175,303)	(154,822)
Class B	—	—	(1)	(3)
Class C	(69,162)	(86,654)	(55,288)	(67)
Class D	(376,314)	(159,928)	(81,114)	(14,971)
Class R	—	—	(64,419)	(5,642)
Class P	(64,761)	(30,509)	(151,448)	(54,244)
Institutional Class	(1,036,641)	(1,081,226)	(970,094)	(189,558)
Administrative Class	—	—	(41,926)	(1)
Net realized capital gains:
Class A	—	—	(23,275,914)	(19,580,548)
Class B	—	—	(195,200)	(282,136)
Class C	—	—	(24,162,384)	(21,308,450)
Class D	—	—	(1,368,336)	(648,482)
Class R	—	—	(1,633,435)	(1,434,132)
Class P	—	—	(1,651,324)	(1,266,256)
Institutional Class	—	—	(9,502,632)	(4,032,319)
Administrative Class	—	—	(560,098)	(413,706)
Total Dividends and Distributions to Shareholders	(1,889,114)	(1,749,811)	(64,888,916)	(49,385,337)
Fund Share Transactions:
Net proceeds from the sale of shares	22,388,621	33,650,447	62,285,949	72,324,614
Issued in reorganization	—	—	—	65,997,541
Issued in reinvestment of dividends and distributions	1,755,726	1,628,133	57,667,647	43,130,753
Cost of shares redeemed	(22,296,863)	(52,993,894)	(69,990,680)	(83,180,852)
Net increase (decrease) from Fund share transactions	1,847,484	(17,715,314)	49,962,916	98,272,056
Total increase (decrease) in Net Assets	(5,706,612)	(3,367,907)	7,272,014	190,128,414
Net Assets:
Beginning of period	127,627,882	130,995,789	656,757,371	466,628,957
End of period*	$121,921,270	$127,627,882	$664,029,385	$656,757,371
* Including undistributed (dividends in excess of) net investment income of:	$387,189	$1,172,029	$(4,261,979)	$(719,127)

100	Semiannual Report	| December 31, 2014 |	See accompanying Notes to Financial Statements

AllianzGI Global Natural Resources		AllianzGI Global Small-Cap		AllianzGI Health Sciences

Six Months ended December 31, 2014 (Unaudited)	Year ended June 30, 2014	Six Months ended December 31, 2014 (Unaudited)	Year ended June 30, 2014	Six Months ended December 31, 2014 (Unaudited)	Year ended June 30, 2014

$63,833	$66,071	$(709,820)	$(807,662)	$(745,131)	$(895,413)
(831,492)	3,582,883	(160,440)	10,558,757	11,248,801	32,611,869
(10,090,786)	8,186,189	(7,228,813)	19,206,644	6,333,084	10,516,366
(10,858,445)	11,835,143	(8,099,073)	28,957,739	16,836,754	42,232,822

(5)	(33,854)	—	—	—	—
—	—	—	—	—	—
(20)	(2)	—	—	—	—
(2)	(11,073)	—	—	—	—
—	—	—	—	—	—
(4,800)	(5,276)	—	—	—	—
(52,697)	(201,572)	—	—	—	—
—	—	—	—	—	—

—	—	—	—	(4,341,823)	(4,191,074)
—	—	—	—	(76,395)	(111,562)
—	—	—	—	(2,400,557)	(1,973,624)
—	—	—	—	(17,978,780)	(19,354,183)
—	—	—	—	—	—
—	—	—	—	—	—
—	—	—	—	—	—
—	—	—	—	—	—
(57,524)	(251,777)	—	—	(24,797,555)	(25,630,443)

15,024,364	12,728,241	59,619,110	121,887,731	22,710,671	10,563,205
—	—	—	—	—	—
55,034	236,634	—	—	23,758,565	24,521,115
(11,651,899)	(12,795,326)	(40,101,930)	(53,743,949)	(15,741,143)	(25,114,412)
3,427,499	169,549	19,517,180	68,143,782	30,728,093	9,969,908
(7,488,470)	11,752,915	11,418,107	97,101,521	22,767,292	26,572,287

52,667,511	40,914,596	199,164,645	102,063,124	160,517,847	133,935,560
$45,179,041	$52,667,511	$210,582,752	$199,164,645	$183,285,139	$160,507,847
$56,284	$49,975	$(1,069,164)	$(359,344)	$(1,042,304)	$(297,173)

See accompanying Notes to Financial Statements	| December 31, 2014 |	Semiannual Report	101

Statements of Changes in Net Assets (cont’d)

	AllianzGI Income & Growth		AllianzGI International Managed Volatility

	Six months ended December 31, 2014 (Unaudited)	Year ended June 30, 2014	Six months ended December 31, 2014 (Unaudited)	Year ended June 30, 2014
Increase (Decrease) in Net Assets from:

Investment Operations:
Net investment income (loss)	$23,683,583	$39,249,028	$838,754	$3,015,875
Net realized gain	64,229,618	165,081,547	171,991	3,614,973
Net change in unrealized appreciation/depreciation	(101,770,909)	68,247,031	(6,872,441)	7,725,958
Net increase (decrease) in net assets resulting from investment operations	(13,857,708)	272,577,606	(5,861,696)	14,356,806
Dividends and Distributions to Shareholders from:
Net investment income:
Class A	(11,378,849)	(13,511,924)	(659,238)	(496,832)
Class B	—	—	—	—
Class C	(13,772,526)	(13,195,078)	(238,991)	(195,357)
Class D	(781,963)	(836,755)	(34,447)	(27,083)
Class R	(50,985)	(65,370)	(3,305)	(1,415)
Class P	(8,296,388)	(6,313,426)	(18,580)	(18,398)
Institutional Class	(2,477,592)	(3,083,946)	(2,413,482)	(1,597,425)
Class R6	—	—	—	—
Administrative Class**	—	—	—	(274)
Net realized capital gains:
Class A	(22,606,067)	(41,772,366)	—	—
Class B	—	—	—	—
Class C	(29,314,082)	(44,361,414)	—	—
Class D	(1,499,867)	(2,548,679)	—	—
Class R	(103,278)	(200,640)	—	—
Class P	(15,498,529)	(19,094,218)	—	—
Institutional Class	(4,676,433)	(9,025,034)	—	—
Administrative Class**	—	—	—	—
Total Dividends and Distributions to Shareholders	(110,456,559)	(154,008,850)	(3,368,043)	(2,336,784)
Fund Share Transactions:
Net proceeds from the sale of shares	731,746,832	1,286,395,620	8,306,386	24,605,664
Issued in reinvestment of dividends and distributions	91,176,677	126,395,327	3,003,618	2,100,165
Cost of shares redeemed	(391,446,024)	(402,934,580)	(12,818,658)	(21,033,346)
Net increase (decrease) from Fund share transactions	431,477,485	1,009,856,367	(1,508,654)	5,672,483
Total increase (decrease) in Net Assets	307,163,218	1,128,425,123	(10,738,393)	17,692,505
Net Assets:
Beginning of period	2,458,101,620	1,329,676,497	94,024,725	76,332,220
End of period*	$2,765,264,838	$2,458,101,620	$83,286,332	$94,024,725
* Including undistributed (dividends in excess of) net investment income of:	$(5,613,168)	$7,461,552	$(550,516)	$1,978,773

**	AllianzGI International Managed Volatility and AllianzGI NFJ All-Cap Value liquidated its Administrative Class on May 21, 2014.

102	Semiannual Report	| December 31, 2014 |	See accompanying Notes to Financial Statements

AllianzGI Mid-Cap		AllianzGI NFJ All-Cap Value		AllianzGI NFJ Dividend Value

Six months ended December 31, 2014 (Unaudited)	Year ended June 30, 2014	Six months ended December 31, 2014 (Unaudited)	Year ended June 30, 2014	Six months ended December 31, 2014 (Unaudited)	Year ended June 30, 2014

$(1,164,461)	$(1,935,764)	$130,962	$308,892	$92,286,806	$184,037,852
25,132,322	59,159,181	306,661	2,445,700	526,752,269	621,326,988
(16,568,954)	8,743,182	252,723	2,808,210	(523,896,343)	1,105,317,918
7,398,907	65,966,599	690,346	5,562,802	95,142,732	1,910,682,758

—	—	(105,374)	(204,962)	(14,301,728)	(36,331,638)
—	—	(1)	(1,425)	(27,401)	(137,927)
—	—	(50,547)	(65,219)	(2,419,797)	(5,827,970)
—	—	(18,505)	(20,167)	(2,060,590)	(5,224,507)
—	—	—	—	(1,924,494)	(4,663,795)
—	—	(93,118)	(62,316)	(16,980,745)	(30,625,514)
—	—	(15,581)	(12,286)	(42,363,092)	(92,307,543)
—	—	—	—	(533,320)	(5,724)
—	—	—	(426)	(6,789,075)	(17,874,457)

(13,741,186)	—	—	—	—	—
(89,209)	—	—	—	—	—
(28,213,813)	—	—	—	—	—
(231,838)	—	—	—	—	—
(363,544)	—	—	—	—	—
(265,150)	—	—	—	—	—
(4,149,780)	—	—	—	—	—
(61,058)	—	—	—	—	—
(47,115,578)	—	(283,126)	(366,801)	(87,400,242)	(192,999,075)

10,711,704	13,714,529	6,691,987	5,184,198	1,255,369,407	1,684,358,983
39,883,850	—	257,291	331,174	75,952,190	170,443,454
(26,553,747)	(50,993,738)	(5,929,211)	(9,083,578)	(1,605,794,517)	(2,778,353,713)
24,041,807	(37,279,209)	1,020,067	(3,568,206)	(274,472,920)	(923,551,276)
(15,674,864)	28,687,390	1,427,287	1,627,795	(266,730,430)	794,132,407

341,415,868	312,728,478	25,928,469	24,300,674	9,344,461,028	8,550,328,621
$325,741,004	$341,415,868	$27,355,756	$25,928,469	$9,077,730,598	$9,344,461,028
$(2,074,176)	$(909,715)	$(4,784)	$147,380	$3,357,725	$(1,528,839)

See accompanying Notes to Financial Statements	| December 31, 2014 |	Semiannual Report	103

Statements of Changes in Net Assets (cont’d)

	AllianzGI NFJ International Value		AllianzGI NFJ Large-Cap Value

	Six months ended December 31, 2014 (Unaudited)	Year ended June 30, 2014	Six months ended December 31, 2014 (Unaudited)	Year ended June 30, 2014
Increase (Decrease) in Net Assets from:

Investment Operations:
Net investment income (loss)	$23,817,645	$67,537,119	$6,679,518	$12,779,683
Net realized gain (loss)	(69,991,911)	207,715,157	38,159,699	59,576,348
Net change in unrealized appreciation/depreciation	(272,173,449)	256,340,111	(16,362,683)	76,286,244
Net increase (decrease) in net assets resulting from investment operations	(318,347,715)	531,592,387	28,476,534	148,642,275
Dividends and Distributions to Shareholders from:
Net investment income:
Class A	(9,801,784)	(15,993,142)	(1,174,427)	(2,751,844)
Class B	—	—	(2,275)	(24,765)
Class C	(2,118,907)	(2,472,984)	(177,544)	(884,403)
Class D	(1,466,565)	(1,848,333)	(294,801)	(620,734)
Class R	(343,798)	(403,324)	(61,257)	(136,604)
Class P	(10,934,673)	(9,407,430)	(203,859)	(211,909)
Institutional Class	(21,181,741)	(29,428,249)	(5,086,944)	(7,959,470)
Class R6	(448,628)	(12,062)	—	—
Administrative Class	(303,718)	(332,053)	(1,882)	(106,518)
Net realized capital gains:
Class A	—	—	—	—
Class B	—	—	—	—
Class C	—	—	—	—
Class D	—	—	—	—
Class R	—	—	—	—
Class P	—	—	—	—
Institutional Class	—	—	—	—
Class R6	—	—	—	—
Administrative Class	—	—	—	—
Total Dividends and Distributions to Shareholders	(46,599,814)	(59,897,577)	(7,002,989)	(12,696,247)
Fund Share Transactions:
Net proceeds from the sale of shares	693,373,407	913,819,502	47,773,663	88,415,355
Issued in reinvestment of dividends and distributions	37,922,056	49,887,858	6,711,112	12,048,739
Cost of shares redeemed	(778,074,602)	(1,272,360,215)	(87,149,208)	(153,178,212)
Net increase (decrease) from Fund share transactions	(46,779,139)	(308,652,855)	(32,664,433)	(52,714,118)
Total increase (decrease) in Net Assets	(411,726,668)	163,041,955	(11,190,888)	83,231,910
Net Assets:
Beginning of period	3,174,117,285	3,011,075,330	779,613,058	696,381,148
End of period*	$2,762,390,617	$3,174,117,285	$768,422,170	$779,613,058
* Including undistributed (dividends in excess of) net investment income of:	$3,451,881	$26,234,050	$(174,622)	$148,849

104	Semiannual Report	| December 31, 2014 |	See accompanying Notes to Financial Statements

AllianzGI NFJ Mid-Cap Value		AllianzGI NFJ Small-Cap Value		AllianzGI Opportunity

Six months ended December 31, 2014 (Unaudited)	Year ended June 30, 2014	Six months ended December 31, 2014 (Unaudited)	Year ended June 30, 2014	Six months ended December 31, 2014 (Unaudited)	Year ended June 30, 2014

$3,632,358	$8,523,517	$71,097,650	$106,717,259	$134,340	$(7,050)
38,998,131	107,457,989	688,687,843	1,264,552,988	(242,991)	19,735,070
(35,724,495)	62,970,359	(1,096,773,033)	373,479,532	(1,074,256)	3,081,593
6,905,994	178,951,865	(336,987,540)	1,744,749,779	(1,182,907)	22,809,613

(6,146,306)	(3,854,552)	(48,374,984)	(24,530,670)	—	—
(14,558)	(1,238)	(128,953)	(28,553)	—	—
(2,199,636)	(868,266)	(5,784,572)	(1,480,395)	—	—
(186,512)	(99,867)	(2,523,912)	(1,280,629)	—	—
(202,001)	(115,776)	(2,408,701)	(1,112,028)	—	—
(332,618)	(96,513)	(3,238,075)	(885,418)	—	—
(1,492,264)	(1,031,791)	(91,325,488)	(53,144,549)	—	—
—	—	(2,277,892)	—	—	—
(77,964)	(49,064)	(25,216,077)	(16,002,350)	—	—

—	—	(408,522,525)	(236,232,764)	(4,045,228)	(2,328,193)
—	—	(1,661,594)	(1,063,825)	(32,691)	(33,428)
—	—	(67,989,591)	(37,692,561)	(6,820,336)	(3,776,331)
—	—	(22,199,902)	(12,740,136)	(80,452)	(46,056)
—	—	(23,216,837)	(14,245,656)	(10,062)	(12,324)
—	—	(25,219,014)	(8,483,671)	(141,432)	(54,057)
—	—	(670,655,491)	(377,457,661)	(931,957)	(487,947)
—	—	(15,217,478)	—	—	—
—	—	(204,451,227)	(134,692,499)	(17,267)	(17,057)
(10,651,859)	(6,117,067)	(1,620,412,313)	(921,073,365)	(12,079,425)	(6,755,393)

36,307,906	55,263,681	661,758,815	1,124,110,419	3,158,806	4,554,704
9,580,297	5,516,077	1,495,907,209	854,323,902	10,651,337	5,929,255
(87,718,186)	(135,914,810)	(1,342,794,838)	(2,456,177,915)	(15,425,676)	(27,471,555)
(41,829,983)	(75,135,052)	814,871,186	(477,743,594)	(1,615,533)	(16,987,596)
(45,575,848)	97,699,746	(1,142,528,667)	345,932,820	(14,877,865)	(933,376)

807,894,877	710,195,131	7,945,246,469	7,599,313,649	106,136,314	107,069,690
$762,319,029	$807,894,877	$6,802,717,802	$7,945,246,469	$91,258,449	$106,136,314
$2,916,060	$9,935,561	$(8,035,773)	$102,145,231	$24,022	$(110,318)

See accompanying Notes to Financial Statements	| December 31, 2014 |	Semiannual Report	105

Statements of Changes in Net Assets (cont’d)

	AllianzGI Small-Cap Blend		AllianzGI Technology

	Six months ended December 31, 2014 (Unaudited)	Period from July 1, 2013** through June 30, 2014	Six months ended December 31, 2014 (Unaudited)	Year ended June 30, 2014
Increase in Net Assets from:

Investment Operations:
Net investment income (loss)	$34,704	$37,897	$(4,445,557)	$(10,127,895)
Net realized gain (loss)	(4,769)	348,884	102,572,937	187,199,345
Net change in unrealized appreciation/depreciation	(26,413)	809,089	(32,151,646)	169,018,998
Net increase in net assets resulting from investment operations	3,522	1,195,870	65,975,734	346,090,448
Dividends and Distributions to Shareholders from:
Net investment income:
Class A	(264)	(178)	—	—
Class B	—	—	—	—
Class C	(1)	(196)	—	—
Class D	(456)	(25)	—	—
Class P	(55)	(38)	—	—
Institutional Class	(35,854)	(21,904)	—	—
Administrative Class	—	—	—	—
Net realized capital gains:
Class A	(4,603)	(320)	(56,977,483)	(22,273,723)
Class B	—	—	(257,636)	(201,427)
Class C	(2,566)	(415)	(24,783,564)	(9,832,730)
Class D	(3,527)	(77)	(28,953,145)	(12,874,345)
Class P	(569)	(77)	(8,243,450)	(2,907,686)
Institutional Class	(299,518)	(38,733)	(93,920,470)	(35,223,005)
Administrative Class	—	—	(11,362,755)	(4,525,241)
Total Dividends and Distributions to Shareholders	(347,413)	(61,963)	(224,498,503)	(87,838,157)
Fund Share Transactions:
Net proceeds from the sale of shares	300,049	291,010	159,436,859	308,620,725
Issued in reinvestment of dividends and distributions	347,413	61,963	212,221,121	83,429,339
Cost of shares redeemed	(3,000)	(70,206)	(166,071,712)	(368,041,606)
Net increase from Fund share transactions	644,462	282,767	205,586,268	24,008,458
Total increase in net assets	300,571	1,416,674	47,063,499	282,260,749
Net Assets:
Beginning of period	6,456,674	5,040,000	1,285,562,371	1,003,301,622
End of period*	$6,757,245	$6,456,674	$1,332,625,870	$1,285,562,371
* Including undistributed (dividends in excess of) net investment income of:	$14,993	$16,919	$(11,268,613)	$(6,823,056)

**	Commencement of operations.

106	Semiannual Report	| December 31, 2014 |	See accompanying Notes to Financial Statements

AllianzGI U.S. Managed Volatility

Six months ended December 31, 2014 (Unaudited)	Year ended June 30, 2014

$993,187	$1,144,808
5,458,268	5,905,076
(2,668,658)	2,740,907
3,782,797	9,790,791

(194,046)	(177,068)
(1)	(1)
(15,131)	(8,177)
(7,781)	(5,760)
(6,930)	(1,416)
(1,479,917)	(658,375)
—	(269)

(1,048,796)	(203,527)
(13,221)	(6,074)
(148,121)	(31,099)
(45,402)	(10,711)
(29,625)	(1,781)
(6,069,950)	(658,602)
—	(325)
(9,058,921)	(1,763,185)

34,502,222	37,068,257
8,249,907	1,525,416
(35,689,106)	(22,204,082)
7,063,023	16,389,591
1,786,899	24,417,197

79,335,838	54,918,641
$81,122,737	$79,335,838
$(18,742)	$691,877

See accompanying Notes to Financial Statements	| December 31, 2014 |	Semiannual Report	107

Financial Highlights

For a Share Outstanding for the Period ended:

	Net Asset Value, Beginning of Period	Net Investment Income (Loss) (a)	Net Realized and Change in Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income
AllianzGI Emerging Markets Opportunities :
Class A
12/31/2014+	$27.00	$0.23	$(1.46)	$(1.23)	$(0.35)
6/30/2014	23.96	0.30	3.06	3.36	(0.32)
6/30/2013	22.76	0.31	1.20	1.51	(0.31)
6/30/2012	28.17	0.39	(5.68)	(5.29)	(0.12)
6/30/2011	20.54	0.15	7.48	7.63	— (e)
6/30/2010	17.37	0.05	3.38	3.43	(0.26)
Class C
12/31/2014+	$26.25	$0.13	$(1.43)	$(1.30)	$(0.11)
6/30/2014	23.28	0.11	2.97	3.08	(0.11)
6/30/2013	22.15	0.11	1.17	1.28	(0.15)
6/30/2012	27.48	0.20	(5.53)	(5.33)	— (e)
6/30/2011	20.18	(0.02)	7.32	7.30	— (e)
6/30/2010	17.11	(0.11)	3.32	3.21	(0.14)
Class D
12/31/2014+	$27.45	$0.22	$(1.47)	$(1.25)	$(0.45)
6/30/2014	24.33	0.35	3.05	3.40	(0.28)
6/30/2013	23.10	0.30	1.24	1.54	(0.31)
6/30/2012	28.63	0.47	(5.86)	(5.39)	(0.14)
6/30/2011	20.88	0.22	7.53	7.75	— (e)
6/30/2010	17.63	0.04	3.43	3.47	(0.22)
Class P
12/31/2014+	$26.63	$0.22	$(1.41)	$(1.19)	$(0.50)
6/30/2014	23.63	0.38	2.99	3.37	(0.37)
6/30/2013	22.43	0.36	1.19	1.55	(0.35)
6/30/2012	27.95	0.40	(5.60)	(5.20)	(0.32)
6/30/2011	20.36	0.25	7.39	7.64	(0.05)
6/30/2010	17.24	0.10	3.35	3.45	(0.33)
Institutional Class
12/31/2014+	$27.11	$0.27	$(1.47)	$(1.20)	$(0.48)
6/30/2014	24.10	0.39	3.07	3.46	(0.45)
6/30/2013	22.85	0.38	1.23	1.61	(0.36)
6/30/2012	28.30	0.45	(5.69)	(5.24)	(0.21)
6/30/2011	20.63	0.25	7.52	7.77	(0.10)
6/30/2010	17.41	0.21	3.33	3.54	(0.32)

+	Unaudited
(a)	Calculated on average shares outstanding during the period.
(b)	Redemption fees eliminated effective May 1, 2009.
(c)	Total return is calculated assuming a purchase of a share on the first day of the period and a sale of a share on the last day of each period reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested. Total return does not reflect sales charges and includes the effect of fee waivers and reimbursements. Total return may reflect adjustments to conform to U.S. GAAP. Total return for a period of less than one year is not annualized.
(d)	Annualized.
(e)	Less than $(0.01) per share.
(f)	Payments from Affiliates increased net asset value and total return by less than $0.01 and 0.01%, respectively.
(g)	Less than $0.01 per share.

108	Semiannual Report	| December 31, 2014 |	See accompanying Notes to Financial Statements

Fund Redemption Fees (a)(b)		Net Asset Value, End of Period		Total Return (c)	Net Assets, End of Period (000s)	Ratio of Expenses to Average Net Assets with Fee Waiver/ Reimbursement		Ratio of Expenses to Average Net Assets without Fee Waiver/ Reimbursement		Ratio of Net Investment Income (Loss) to Average Net Assets		Portfolio Turnover Rate

$—		$25.42		(4.56)%	$25,177	1.67	%(d)	1.67	%(d)	1.75	%(d)	40%
—		27.00		14.12	29,361	1.67		1.67		1.21		120
—		23.96		6.61	34,563	1.67		1.67		1.22		102
—		22.76		(18.84)	40,076	1.67		1.69		1.62		206
—		28.17	(f)	37.21 (f)	35,026	1.63		1.67		0.59		193
—	(g)	20.54		19.60	30,296	1.84		1.84		0.23		191

$—		$24.84		(4.94)%	$15,258	2.42	%(d)	2.42	%(d)	0.99	%(d)	40%
—		26.25		13.26	18,170	2.42		2.42		0.44		120
—		23.28		5.84	20,746	2.42		2.42		0.47		102
—		22.15		(19.47)	24,985	2.42		2.44		0.85		206
—		27.48	(f)	36.17 (f)	22,052	2.38		2.42		(0.09)		193
—	(g)	20.18		18.71	15,855	2.59		2.59		(0.51)		191

$—		$25.75		(4.54)%	$22,479	1.67	%(d)	1.67	%(d)	1.65	%(d)	40%
—		27.45		14.12	21,322	1.67		1.67		1.36		120
—		24.33		6.63	15,521	1.67		1.67		1.17		102
—		23.10		(18.87)	23,794	1.67		1.69		1.92		206
—		28.63	(f)	37.20 (f)	12,853	1.63		1.67		0.81		193
—	(g)	20.88		19.57	4,458	1.84		1.84		0.19		191

$—		$24.94		(4.44)%	$3,150	1.42	%(d)	1.42	%(d)	1.68	%(d)	40%
—		26.63		14.38	2,066	1.42		1.42		1.54		120
—		23.63		6.90	2,594	1.42		1.42		1.46		102
—		22.43		(18.65)	3,598	1.42		1.44		1.71		206
—		27.95	(f)	37.57 (f)	1,165	1.38		1.42		0.97		193
—	(g)	20.36		19.91	477	1.58		1.58		0.49		191

$—		$25.43		(4.41)%	$55,857	1.32	%(d)	1.32	%(d)	2.02	%(d)	40%
—		27.11		14.51	56,709	1.32		1.32		1.53		120
—		24.10		7.01	57,572	1.32		1.32		1.53		102
—		22.85		(18.56)	87,237	1.32		1.34		1.88		206
—		28.30	(f)	37.24 (f)	78,090	1.27		1.32		0.98		193
—	(g)	20.63		20.26	63,195	1.33		1.56		1.00		191

See accompanying Notes to Financial Statements	| December 31, 2014 |	Semiannual Report	109

Financial Highlights (cont’d)

For a Share Outstanding for the Period ended:

	Net Asset Value, Beginning of Period	Net Investment Income (Loss) (a)	Net Realized and Change in Unrealized Gain	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains
AllianzGI Focused Growth:
Class A
12/31/2014+	$41.93	$(0.02)	$1.64	$1.62	$(0.17)	$(3.57)
6/30/2014	34.82	0.05	10.40	10.45	(0.02)	(3.32)
6/30/2013	31.57	0.14	5.14	5.28	—	(2.03)
6/30/2012	30.58	— (e)	0.99	0.99	—	—
6/30/2011	23.21	(0.05)	7.42	7.37	—	—
6/30/2010	21.15	0.03	2.05	2.08	(0.02)	—
Class B
12/31/2014+	$31.96	$(0.14)	$1.24	$1.10	$— (g)	$(3.57)
6/30/2014	27.38	(0.19)	8.09	7.90	— (g)	(3.32)
6/30/2013	25.43	(0.10)	4.08	3.98	—	(2.03)
6/30/2012	24.82	(0.18)	0.79	0.61	—	—
6/30/2011	18.97	(0.20)	6.05	5.85	—	—
6/30/2010	17.41	(0.11)	1.67	1.56	— (g)	—
Class C
12/31/2014+	$31.96	$(0.14)	$1.25	$1.11	$(0.01)	$(3.57)
6/30/2014	27.38	(0.19)	8.09	7.90	— (g)	(3.32)
6/30/2013	25.43	(0.09)	4.07	3.98	—	(2.03)
6/30/2012	24.81	(0.18)	0.80	0.62	—	—
6/30/2011	18.98	(0.21)	6.04	5.83	—	—
6/30/2010	17.41	(0.11)	1.68	1.57	— (g)	—
Class D
12/31/2014+	$36.19	$(0.01)	$1.41	$1.40	$(0.20)	$(3.57)
6/30/2014	30.48	0.05	9.05	9.10	(0.07)	(3.32)
6/30/2013	27.88	0.11	4.52	4.63	—	(2.03)
6/30/2012	27.01	— (e)	0.87	0.87	—	—
6/30/2011	20.50	(0.05)	6.56	6.51	—	—
6/30/2010	18.69	0.04	1.80	1.84	(0.03)	—
Class R
12/31/2014+	$34.08	$(0.06)	$1.33	$1.27	$(0.13)	$(3.57)
6/30/2014	28.89	(0.04)	8.56	8.52	(0.01)	(3.32)
6/30/2013	26.59	0.04	4.29	4.33	—	(2.03)
6/30/2012	25.82	(0.06)	0.83	0.77	—	—
6/30/2011	19.65	(0.10)	6.27	6.17	—	—
6/30/2010	17.95	(0.02)	1.74	1.72	(0.02)	—

110	Semiannual Report	| December 31, 2014 |	See accompanying Notes to Financial Statements

Total Dividends and Distributions	Fund Redemption Fees (a)(b)		Net Asset Value, End of Period	Total Return (c)	Net Assets, End of Period (000s)	Ratio of Expenses to Average Net Assets		Ratio of Net Investment Income (Loss) to Average Net Assets		Portfolio Turnover Rate

$(3.74)	$—		$39.81	3.95%	$281,357	1.11	%(d)	(0.10	)%(d)	27%
(3.34)	—		41.93	30.97	282,561	1.11		0.13		51
(2.03)	—		34.82	17.48	209,790	1.12		0.41		141
—	—		31.57	3.24	343,859	1.16		—	(f)	81
—	—		30.58	31.75	372,361	1.16		(0.18)		92
(0.02)	—	(e)	23.21	9.81	352,728	1.16		0.14		111

$(3.57)	$—		$29.49	3.57%	$1,786	1.86	%(d)	(0.85	)%(d)	27%
(3.32)	—		31.96	30.00	2,526	1.86		(0.62)		51
(2.03)	—		27.38	16.56	2,688	1.87		(0.37)		141
—	—		25.43	2.46	3,709	1.91		(0.75)		81
—	—		24.82	30.84	6,860	1.91		(0.91)		92
— (g)	—	(e)	18.97	8.96	12,385	1.91		(0.56)		111

$(3.58)	$—		$29.49	3.59%	$220,615	1.86	%(d)	(0.85	)%(d)	27%
(3.32)	—		31.96	29.99	223,035	1.86		(0.62)		51
(2.03)	—		27.38	16.56	182,921	1.87		(0.36)		141
—	—		25.43	2.50	178,931	1.91		(0.75)		81
—	—		24.81	30.72	200,471	1.91		(0.93)		92
— (g)	—	(e)	18.98	9.02	179,160	1.91		(0.56)		111

$(3.77)	$—		$33.82	3.96%	$13,887	1.11	%(d)	(0.07	)%(d)	27%
(3.39)	—		36.19	30.95	15,886	1.11		0.13		51
(2.03)	—		30.48	17.47	6,449	1.12		0.37		141
—	—		27.88	3.22	8,433	1.16		—	(f)	81
—	—		27.01	31.76	8,858	1.16		(0.19)		92
(0.03)	—	(e)	20.50	9.83	8,704	1.16		0.19		111

$(3.70)	$—		$31.65	3.84%	$15,811	1.36	%(d)	(0.36	)%(d)	27%
(3.33)	—		34.08	30.62	15,989	1.36		(0.12)		51
(2.03)	—		28.89	17.17	12,866	1.37		0.14		141
—	—		26.59	2.98	17,051	1.41		(0.25)		81
—	—		25.82	31.40	19,733	1.41		(0.44)		92
(0.02)	—	(e)	19.65	9.59	14,637	1.41		(0.08)		111

See accompanying Notes to Financial Statements	| December 31, 2014 |	Semiannual Report	111

Financial Highlights (cont’d)

For a Share Outstanding for the Period ended:

	Net Asset Value, Beginning of Period	Net Investment Income (Loss) (a)		Net Realized and Change in Unrealized Gain	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains
AllianzGI Focused Growth (cont’d)
Class P
12/31/2014+	$34.09	$0.03		$1.33	$1.36	$(0.30)	$(3.57)
6/30/2014	28.86	0.12		8.56	8.68	(0.13)	(3.32)
6/30/2013	26.43	0.18		4.28	4.46	—	(2.03)
6/30/2012	25.54	0.06		0.83	0.89	—	—
6/30/2011	19.34	0.01		6.19	6.20	—	—
6/30/2010	17.59	0.09		1.70	1.79	(0.04)	—
Institutional Class
12/31/2014+	$39.01	$0.05		$1.53	$1.58	$(0.33)	$(3.57)
6/30/2014	32.58	0.17		9.72	9.89	(0.14)	(3.32)
6/30/2013	29.57	0.23		4.81	5.04	—	(2.03)
6/30/2012	28.54	0.10		0.93	1.03	—	—
6/30/2011	21.59	0.05		6.90	6.95	—	—
6/30/2010	19.62	0.12		1.89	2.01	(0.04)	—
Administrative Class
12/31/2014+	$37.31	$—	(g)	$1.45	$1.45	$(0.24)	$(3.57)
6/30/2014	31.24	0.08		9.31	9.39	— (g)	(3.32)
6/30/2013	28.50	0.15		4.62	4.77	—	(2.03)
6/30/2012	27.58	0.03		0.89	0.92	—	—
6/30/2011	20.91	(0.01)		6.68	6.67	—	—
6/30/2010	19.04	0.06		1.84	1.90	(0.03)	—

+	Unaudited
(a)	Calculated on average shares outstanding during the period.
(b)	Redemption fees eliminated effective May 1, 2009.
(c)	Total return is calculated assuming a purchase of a share on the first day of the period and a sale of a share on the last day of each period reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested. Total return does not reflect sales charges and includes the effect of fee waivers and reimbursements. Total return may reflect adjustments to conform to U.S. GAAP. Total return for a period of less than one year is not annualized.
(d)	Annualized.
(e)	Less than $0.01 per share.
(f)	Less than 0.005%.
(g)	Less than $(0.01) per share.
(h)	Less than (0.005)%.

112	Semiannual Report	| December 31, 2014 |	See accompanying Notes to Financial Statements

Total Dividends and Distributions	Fund Redemption Fees (a)(b)		Net Asset Value, End of Period	Total Return (c)	Net Assets, End of Period (000s)	Ratio of Expenses to Average Net Assets		Ratio of Net Investment Income (Loss) to Average Net Assets		Portfolio Turnover Rate

$(3.87)	$—		$31.58	4.10%	$16,200	0.86	%(d)	0.15	%(d)	27%
(3.45)	—		34.09	31.26	14,774	0.86		0.38		51
(2.03)	—		28.86	17.79	9,953	0.87		0.64		141
—	—		26.43	3.48	9,665	0.91		0.25		81
—	—		25.54	32.06	8,875	0.91		0.05		92
(0.04)	—	(e)	19.34	10.15	6,715	0.89		0.45		111

$(3.90)	$—		$36.69	4.16%	$108,298	0.76	%(d)	0.25	%(d)	27%
(3.46)	—		39.01	31.39	95,990	0.76		0.47		51
(2.03)	—		32.58	17.90	38,077	0.77		0.75		141
—	—		29.57	3.61	27,659	0.81		0.35		81
—	—		28.54	32.19	28,030	0.81		0.20		92
(0.04)	—	(e)	21.59	10.22	45,456	0.80		0.55		111

$(3.81)	$—		$34.95	4.00%	$6,075	1.01	%(d)	—	%(d)(h)	27%
(3.32)	—		37.31	31.07	5,996	1.01		0.22		51
(2.03)	—		31.24	17.62	3,885	1.02		0.51		141
—	—		28.50	3.34	8,686	1.06		0.10		81
—	—		27.58	31.90	8,622	1.06		(0.05)		92
(0.03)	—	(e)	20.91	9.95	10,579	1.05		0.29		111

See accompanying Notes to Financial Statements	| December 31, 2014 |	Semiannual Report	113

Financial Highlights (cont’d)

For a Share Outstanding for the Period ended:

	Net Asset Value, Beginning of Period	Net Investment Income (Loss) (a)	Net Realized and Change in Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income
AllianzGI Global Natural Resources:
Class A
12/31/2014+	$20.71	$0.01	$(4.26)	$(4.25)	$— (c)
6/30/2014	16.19	— (c)	4.58	4.58	(0.06)
6/30/2013	14.65	0.08	1.50	1.58	(0.04)
6/30/2012	18.07	0.06	(3.48)	(3.42)	—
6/30/2011	12.48	(0.04)	5.63	5.59	—
6/30/2010	11.95	(0.09)	0.62	0.53	—
Class C
12/31/2014+	$19.63	$(0.06)	$(4.02)	$(4.08)	$— (c)
6/30/2014	15.41	(0.13)	4.35	4.22	— (c)
6/30/2013	14.01	(0.04)	1.44	1.40	—
6/30/2012	17.41	(0.06)	(3.34)	(3.40)	—
6/30/2011	12.12	(0.16)	5.45	5.29	—
6/30/2010	11.69	(0.19)	0.62	0.43	—
Class D
12/31/2014+	$20.72	$0.01	$(4.26)	$(4.25)	$— (c)
6/30/2014	16.20	— (c)	4.59	4.59	(0.07)
6/30/2013	14.65	0.08	1.50	1.58	(0.03)
6/30/2012	18.06	0.06	(3.47)	(3.41)	—
6/30/2011	12.48	(0.04)	5.62	5.58	—
6/30/2010	11.94	(0.09)	0.63	0.54	—
Class P
12/31/2014+	$20.98	$0.03	$(4.32)	$(4.29)	$(0.04)
6/30/2014	16.41	0.05	4.65	4.70	(0.13)
6/30/2013	14.83	0.12	1.52	1.64	(0.06)
6/30/2012	18.25	0.10	(3.52)	(3.42)	—
6/30/2011	12.57	0.01	5.67	5.68	—
6/30/2010	12.01	(0.05)	0.61	0.56	—
Institutional Class
12/31/2014+	$21.10	$0.04	$(4.34)	$(4.30)	$(0.03)
6/30/2014	16.49	0.06	4.68	4.74	(0.13)
6/30/2013	14.93	0.14	1.52	1.66	(0.10)
6/30/2012	18.35	0.12	(3.54)	(3.42)	—
6/30/2011	12.62	0.03	5.70	5.73	—
6/30/2010	12.04	(0.03)	0.61	0.58	—

+	Unaudited
(a)	Calculated on average shares outstanding during the period.
(b)	Total return is calculated assuming a purchase of a share on the first day of the period and a sale of a share on the last day of each period reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested. Total return does not reflect sales charges and includes the effect of fee waivers and reimbursements. Total return may reflect adjustments to conform to U.S. GAAP. Total return for a period of less than one year is not annualized.
(c)	Less than $(0.01) per share.
(d)	Annualized.
(e)	Less than (0.005)%.
(f)	Payments from Affiliates increased net asset value and total return by less than $0.01 and 0.01%, respectively.

114	Semiannual Report	| December 31, 2014 |	See accompanying Notes to Financial Statements

Net Asset Value, End of Period		Total Return (b)	Net Assets, End of Period (000s)	Ratio of Expenses to Average Net Assets		Ratio of Net Investment Income (Loss) to Average Net Assets		Portfolio Turnover Rate

$16.46		(20.52)%	$9,273	1.41	%(d)	0.11	%(d)	55%
20.71		28.36	12,320	1.41		—	(e)	93
16.19		10.80	9,131	1.42		0.53		116
14.65		(18.93)	9,387	1.42		0.38		190
18.07		44.79	15,584	1.41		(0.23)		130
12.48	(f)	4.44 (f)	12,147	1.43		(0.61)		165

$15.55		(20.79)%	$3,569	2.16	%(d)	(0.65	)%(d)	55%
19.63		27.38	4,002	2.16		(0.77)		93
15.41		9.99	4,181	2.17		(0.25)		116
14.01		(19.53)	5,678	2.17		(0.38)		190
17.41		43.65	10,645	2.16		(0.97)		130
12.12	(f)	3.59 (f)	7,563	2.18		(1.37)		165

$16.47		(20.51)%	$2,791	1.41	%(d)	0.10	%(d)	55%
20.72		28.37	3,329	1.41		(0.02)		93
16.20		10.75	2,556	1.42		0.51		116
14.65		(18.88)	3,235	1.42		0.37		190
18.06		44.71	5,747	1.41		(0.23)		130
12.48	(f)	4.44 (f)	5,037	1.43		(0.60)		165

$16.65		(20.43)%	$5,220	1.16	%(d)	0.31	%(d)	55%
20.98		28.73	1,308	1.16		0.24		93
16.41		11.06	435	1.17		0.76		116
14.83		(18.74)	594	1.17		0.65		190
18.25		45.19	890	1.17		0.04		130
12.57	(f)	4.66 (f)	384	1.17		(0.35)		165

$16.77		(20.38)%	$24,326	1.06	%(d)	0.45	%(d)	55%
21.10		28.86	31,709	1.06		0.34		93
16.49		11.14	24,612	1.07		0.86		116
14.93		(18.64)	21,372	1.07		0.78		190
18.35		45.40	24,744	1.07		0.15		130
12.62	(f)	4.82 (f)	10,235	1.07		(0.23)		165

See accompanying Notes to Financial Statements	| December 31, 2014 |	Semiannual Report	115

Financial Highlights (cont’d)

For a Share Outstanding for the Period ended:

	Net Asset Value, Beginning of Period	Net Investment Income (Loss) (a)	Net Realized and Change in Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income
AllianzGI Global Small-Cap:
Class A
12/31/2014+	$43.12	$(0.16)	$(1.48)	$(1.64)	$—
6/30/2014	34.59	(0.23)	8.76	8.53	—
6/30/2013	27.95	(0.13)	6.77	6.64	—
6/30/2012	29.26	(0.18)	(1.13)	(1.31)	—
6/30/2011	19.01	(0.11)	10.41	10.30	(0.05)
6/30/2010	15.81	(0.15)	3.35	3.20	—
Class B
12/31/2014+	$39.38	$(0.29)	$(1.36)	$(1.65)	$—
6/30/2014	31.83	(0.52)	8.07	7.55	—
6/30/2013	25.91	(0.36)	6.28	5.92	—
6/30/2012	27.34	(0.38)	(1.05)	(1.43)	—
6/30/2011	17.86	(0.27)	9.75	9.48	— (f)
6/30/2010	14.97	(0.29)	3.18	2.89	—
Class C
12/31/2014+	$39.36	$(0.29)	$(1.35)	$(1.64)	$—
6/30/2014	31.81	(0.48)	8.03	7.55	—
6/30/2013	25.90	(0.34)	6.25	5.91	—
6/30/2012	27.32	(0.36)	(1.06)	(1.42)	—
6/30/2011	17.85	(0.27)	9.74	9.47	— (f)
6/30/2010	14.96	(0.28)	3.17	2.89	—
Class D
12/31/2014+	$43.08	$(0.16)	$(1.49)	$(1.65)	$—
6/30/2014	34.55	(0.23)	8.76	8.53	—
6/30/2013	27.92	(0.13)	6.76	6.63	—
6/30/2012	29.23	(0.18)	(1.13)	(1.31)	—
6/30/2011	19.01	(0.11)	10.40	10.29	(0.07)
6/30/2010	15.81	(0.16)	3.36	3.20	—
Class P
12/31/2014+	$45.17	$(0.11)	$(1.56)	$(1.67)	$—
6/30/2014	36.14	(0.03)	9.06	9.03	—
6/30/2013	29.13	(0.03)	7.04	7.01	—
6/30/2012	30.42	(0.12)	(1.17)	(1.29)	—
6/30/2011	19.74	(0.04)	10.80	10.76	(0.08)
6/30/2010	16.37	(0.11)	3.48	3.37	—

116	Semiannual Report	| December 31, 2014 |	See accompanying Notes to Financial Statements

Fund Redemption Fees (a)(b)		Net Asset Value, End of Period	Total Return (c)	Net Assets, End of Period (000s)	Ratio of Expenses to Average Net Assets with Fee Waiver/ Reimbursement		Ratio of Expenses to Average Net Assets without Fee Waiver/ Reimbursement		Ratio of Net Investment Income (Loss) to Average Net Assets		Portfolio Turnover Rate

$—		$41.48	(3.80)%	$50,278	1.61	%(d)	1.61	%(d)	(0.77	)%(d)	29%
—		43.12	24.66	55,955	1.61		1.61		(0.56)		73
—		34.59	23.76	34,054	1.61		1.61		(0.41)		108
—		27.95	(4.48)	27,103	1.59		1.64		(0.70)		80
—		29.26	54.21	31,511	1.59		1.71		(0.43)		116
—	(e)	19.01	20.24	23,236	1.68		1.73		(0.77)		166

$—		$37.73	(4.19)%	$487	2.36	%(d)	2.36	%(d)	(1.50	)%(d)	29%
—		39.38	23.72	742	2.36		2.36		(1.43)		73
—		31.83	22.85	1,267	2.36		2.36		(1.25)		108
—		25.91	(5.23)	3,145	2.34		2.39		(1.53)		80
—		27.34	53.08	8,047	2.34		2.46		(1.18)		116
—	(e)	17.86	19.30	8,108	2.43		2.48		(1.57)		166

$—		$37.72	(4.16)%	$22,574	2.36	%(d)	2.36	%(d)	(1.51	)%(d)	29%
—		39.36	23.73	23,560	2.36		2.36		(1.30)		73
—		31.81	22.82	12,948	2.36		2.36		(1.16)		108
—		25.90	(5.20)	11,898	2.34		2.39		(1.46)		80
—		27.32	53.05	15,205	2.34		2.46		(1.17)		116
—	(e)	17.85	19.32	10,860	2.43		2.48		(1.54)		166

$—		$41.43	(3.83)%	$32,199	1.61	%(d)	1.61	%(d)	(0.77	)%(d)	29%
—		43.08	24.69	36,447	1.61		1.61		(0.57)		73
—		34.55	23.75	18,732	1.61		1.61		(0.41)		108
—		27.92	(4.48)	18,409	1.59		1.64		(0.69)		80
—		29.23	54.21	19,567	1.59		1.71		(0.44)		116
—	(e)	19.01	20.24	13,231	1.68		1.73		(0.79)		166

$—		$43.50	(3.70)%	$17,641	1.36	%(d)	1.36	%(d)	(0.52	)%(d)	29%
—		45.17	24.99	18,179	1.36		1.36		(0.07)		73
—		36.14	24.06	2,419	1.36		1.36		(0.09)		108
—		29.13	(4.24)	1,339	1.34		1.39		(0.45)		80
—		30.42	54.55	1,538	1.34		1.46		(0.15)		116
—	(e)	19.74	20.59	521	1.42		1.47		(0.55)		166

See accompanying Notes to Financial Statements	| December 31, 2014 |	Semiannual Report	117

Financial Highlights (cont’d)

For a Share Outstanding for the Period ended:

	Net Asset Value, Beginning of Period	Net Investment Income (Loss) (a)	Net Realized and Change in Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income
AllianzGI Global Small-Cap (cont’d)
Institutional Class
12/31/2014+	$45.37	$(0.09)	$(1.57)	$(1.66)	$—
6/30/2014	36.26	(0.09)	9.20	9.11	—
6/30/2013	29.20	0.02	7.04	7.06	—
6/30/2012	30.46	(0.09)	(1.17)	(1.26)	—
6/30/2011	19.76	(0.01)	10.81	10.80	(0.10)
6/30/2010	16.37	(0.09)	3.48	3.39	—

+	Unaudited
(a)	Calculated on average shares outstanding during the period.
(b)	Redemption fees eliminated effective May 1, 2009.
(c)	Total return is calculated assuming a purchase of a share on the first day of the period and a sale of a share on the last day of each period reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested. Total return does not reflect sales charges and includes the effect of fee waivers and reimbursements. Total return may reflect adjustments to conform to U.S. GAAP. Total investment return for a period of less than one year is not annualized.
(d)	Annualized.
(e)	Less than $0.01 per share.
(f)	Less than $(0.01) per share.

118	Semiannual Report	| December 31, 2014 |	See accompanying Notes to Financial Statements

Fund Redemption Fees (a)(b)		Net Asset Value, End of Period	Total Return (c)	Net Assets, End of Period (000s)	Ratio of Expenses to Average Net Assets with Fee Waiver/ Reimbursement		Ratio of Expenses to Average Net Assets without Fee Waiver/ Reimbursement		Ratio of Net Investment Income (Loss) to Average Net Assets		Portfolio Turnover Rate

$—		$43.71	(3.66)%	$87,404	1.26	%(d)	1.26	%(d)	(0.42	)%(d)	29%
—		45.37	25.12	64,282	1.26		1.26		(0.21)		73
—		36.26	24.18	32,643	1.26		1.26		0.07		108
—		29.20	(4.14)	13,896	1.24		1.29		(0.33)		80
—		30.46	54.69	15,483	1.24		1.36		(0.06)		116
—	(e)	19.76	20.71	10,756	1.32		1.37		(0.42)		166

See accompanying Notes to Financial Statements	| December 31, 2014 |	Semiannual Report	119

Financial Highlights (cont’d)

For a Share Outstanding for the Period ended:

	Net Asset Value, Beginning of Period	Net Investment Loss (a)	Net Realized and Change in Unrealized Gain (Loss)	Total from Investment Operations	Distributions from Net Realized Capital Gains
AllianzGI Health Sciences:
Class A
12/31/2014+	$33.91	$(0.14)	$3.75	$3.61	$(4.96)
6/30/2014	30.82	(0.17)	9.34	9.17	(6.08)
6/30/2013	27.85	(0.06)	5.22	5.16	(2.19)
6/30/2012	30.52	(0.16)	0.21	0.05	(2.72)
6/30/2011	22.58	(0.14)	8.08	7.94	—
6/30/2010	18.58	(0.13)	4.13	4.00	—
Class B
12/31/2014+	$29.63	$(0.24)	$3.29	$3.05	$(4.96)
6/30/2014	27.80	(0.38)	8.29	7.91	(6.08)
6/30/2013	25.50	(0.26)	4.75	4.49	(2.19)
6/30/2012	28.42	(0.34)	0.14	(0.20)	(2.72)
6/30/2011	21.18	(0.32)	7.56	7.24	—
6/30/2010	17.56	(0.29)	3.91	3.62	—
Class C
12/31/2014+	$29.66	$(0.24)	$3.29	$3.05	$(4.96)
6/30/2014	27.82	(0.37)	8.29	7.92	(6.08)
6/30/2013	25.52	(0.26)	4.75	4.49	(2.19)
6/30/2012	28.43	(0.33)	0.14	(0.19)	(2.72)
6/30/2011	21.19	(0.32)	7.56	7.24	—
6/30/2010	17.57	(0.29)	3.91	3.62	—
Class D
12/31/2014+	$33.90	$(0.14)	$3.75	$3.61	$(4.96)
6/30/2014	30.82	(0.18)	9.34	9.16	(6.08)
6/30/2013	27.84	(0.07)	5.24	5.17	(2.19)
6/30/2012	30.52	(0.16)	0.20	0.04	(2.72)
6/30/2011	22.57	(0.14)	8.09	7.95	—
6/30/2010	18.57	(0.13)	4.13	4.00	—
Institutional Class
12/22/2014* - 12/31/2014+	$33.44	$— (d)	$(0.89)	$(0.89)	$—

+	Unaudited
*	Commencement of operations.
(a)	Calculated on average shares outstanding during the period.
(b)	Total return is calculated assuming a purchase of a share on the first day of the period and a sale of a share on the last day of each period reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested. Total return does not reflect sales charges and includes the effect of fee waivers and reimbursements. Total return may reflect adjustments to conform to U.S. GAAP. Total investment return for a period of less than one year is not annualized.
(c)	Annualized.
(d)	Less than $(0.01) per share.

120	Semiannual Report	| December 31, 2014 |	See accompanying Notes to Financial Statements

Net Asset Value, End of Period	Total Return (b)	Net Assets, End of Period (000s)	Ratio of Expenses to Average Net Assets		Ratio of Net Investment Loss to Average Net Assets		Portfolio Turnover Rate

$32.56	10.45%	$33,761	1.46	%(c)	(0.80	)%(c)	27%
33.91	34.03	28,019	1.46		(0.54)		119
30.82	19.62	21,345	1.46		(0.22)		134
27.85	1.60	18,883	1.46		(0.58)		95
30.52	35.16	22,727	1.46		(0.52)		127
22.58	21.47	13,684	1.48		(0.57)		136

$27.72	10.07%	$450	2.21	%(c)	(1.55	)%(c)	27%
29.63	33.03	585	2.21		(1.33)		119
27.80	18.76	707	2.21		(0.99)		134
25.50	0.79	1,450	2.21		(1.37)		95
28.42	34.18	3,446	2.21		(1.33)		127
21.18	20.56	4,254	2.23		(1.35)		136

$27.75	10.05%	$15,547	2.21	%(c)	(1.54	)%(c)	27%
29.66	33.05	10,828	2.21		(1.29)		119
27.82	18.75	8,370	2.21		(0.97)		134
25.52	0.83	7,326	2.21		(1.34)		95
28.43	34.17	8,478	2.21		(1.30)		127
21.19	20.55	7,141	2.23		(1.34)		136

$32.55	10.46%	$133,517	1.46	%(c)	(0.80	)%(c)	27%
33.90	34.04	121,076	1.46		(0.55)		119
30.82	19.67	103,514	1.46		(0.22)		134
27.84	1.57	99,831	1.46		(0.59)		95
30.52	35.22	116,792	1.46		(0.55)		127
22.57	21.54	95,674	1.48		(0.58)		136

$32.55	12.91%	$10	1.10	%(c)	(0.06	)%(c)	27%

See accompanying Notes to Financial Statements	| December 31, 2014 |	Semiannual Report	121

Financial Highlights (cont’d)

For a Share Outstanding for the Period ended:

	Net Asset Value, Beginning of Period	Net Investment Income (a)	Net Realized and Change in Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains
AllianzGI Income & Growth:
Class A
12/31/2014+	$12.95	$0.13	$(0.19)	$(0.06)	$(0.18)	$(0.35)
6/30/2014	12.02	0.30	1.68	1.98	(0.26)	(0.79)
6/30/2013	11.55	0.34	1.18	1.52	(0.35)	(0.70)
6/30/2012	12.69	0.36	(0.43)	(0.07)	(0.46)	(0.61)
6/30/2011	11.10	0.37	2.29	2.66	(0.28)	(0.79)
6/30/2010	10.22	0.44	1.48	1.92	(0.40)	(0.64)
Class C
12/31/2014+	$12.38	$0.08	$(0.19)	$(0.11)	$(0.16)	$(0.35)
6/30/2014	11.59	0.19	1.63	1.82	(0.24)	(0.79)
6/30/2013	11.23	0.25	1.13	1.38	(0.32)	(0.70)
6/30/2012	12.42	0.27	(0.43)	(0.16)	(0.42)	(0.61)
6/30/2011	10.93	0.27	2.26	2.53	(0.25)	(0.79)
6/30/2010	10.14	0.35	1.48	1.83	(0.40)	(0.64)
Class D
12/31/2014+	$13.01	$0.13	$(0.19)	$(0.06)	$(0.18)	$(0.35)
6/30/2014	12.07	0.30	1.69	1.99	(0.26)	(0.79)
6/30/2013	11.59	0.35	1.18	1.53	(0.35)	(0.70)
6/30/2012	12.73	0.37	(0.44)	(0.07)	(0.46)	(0.61)
6/30/2011	11.13	0.37	2.31	2.68	(0.29)	(0.79)
6/30/2010	10.27	0.44	1.49	1.93	(0.43)	(0.64)
Class R
12/31/2014+	$13.00	$0.11	$(0.20)	$(0.09)	$(0.17)	$(0.35)
6/30/2014	12.08	0.27	1.70	1.97	(0.26)	(0.79)
6/30/2013	11.62	0.31	1.19	1.50	(0.34)	(0.70)
6/30/2012	12.78	0.35	(0.45)	(0.10)	(0.45)	(0.61)
2/28/2011* - 6/30/2011	13.24	0.10	(0.22)	(0.12)	(0.02)	(0.32)
Class P
12/31/2014+	$13.12	$0.14	$(0.19)	$(0.05)	$(0.18)	$(0.35)
6/30/2014	12.15	0.33	1.70	2.03	(0.27)	(0.79)
6/30/2013	11.64	0.38	1.19	1.57	(0.36)	(0.70)
6/30/2012	12.77	0.40	(0.44)	(0.04)	(0.48)	(0.61)
6/30/2011	11.14	0.40	2.32	2.72	(0.30)	(0.79)
6/30/2010	10.27	0.47	1.49	1.96	(0.45)	(0.64)

122	Semiannual Report	| December 31, 2014 |	See accompanying Notes to Financial Statements

Total Dividends and Distributions	Net Asset Value, End of Period		Total Return (b)	Net Assets, End of Period (000s)	Ratio of Expenses to Average Net Assets with Fee Waiver/ Reimbursement		Ratio of Expenses to Average Net Assets without Fee Waiver/ Reimbursement		Ratio of Net Investment Income to Average Net Assets		Portfolio Turnover Rate

$(0.53)	$12.36		(0.48)%	$840,058	1.33	%(c)	1.33	%(c)	2.00	%(c)	33%
(1.05)	12.95	(d)	17.03 (d)	863,378	1.32		1.32		2.34		114
(1.05)	12.02	(d)	13.63 (d)	473,578	1.32		1.32		2.88		193
(1.07)	11.55		(0.22)	349,492	1.31		1.31		3.10		129
(1.07)	12.69		24.66	320,215	1.31		1.31		2.91		192
(1.04)	11.10		18.87	79,686	1.32		1.32		3.75		186

$(0.51)	$11.76		(0.86)%	$1,069,467	2.08	%(c)	2.08	%(c)	1.25	%(c)	33%
(1.03)	12.38	(d)	16.14 (d)	933,126	2.06		2.06		1.59		114
(1.02)	11.59	(d)	12.78 (d)	482,554	2.07		2.07		2.13		193
(1.03)	11.23		(1.01)	340,815	2.06		2.06		2.36		129
(1.04)	12.42		23.77	265,737	2.06		2.06		2.14		192
(1.04)	10.93		17.90	40,389	2.06		2.06		3.01		186

$(0.53)	$12.42		(0.47)%	$58,732	1.33	%(c)	1.33	%(c)	2.00	%(c)	33%
(1.05)	13.01	(d)	17.05 (d)	51,432	1.32		1.32		2.35		114
(1.05)	12.07	(d)	13.65 (d)	32,117	1.32		1.32		2.92		193
(1.07)	11.59		(0.22)	37,672	1.31		1.31		3.09		129
(1.08)	12.73		24.59	37,456	1.31		1.31		2.87		192
(1.07)	11.13		18.84	4,103	1.32		1.32		3.76		186

$(0.52)	$12.39		(0.67)%	$3,905	1.58	%(c)	1.58	%(c)	1.75	%(c)	33%
(1.05)	13.00	(d)	16.71 (d)	3,733	1.57		1.57		2.09		114
(1.04)	12.08	(d)	13.38 (d)	2,547	1.57		1.57		2.61		193
(1.06)	11.62		(0.50)	1,338	1.54		1.54		2.94		129
(0.34)	12.78		(0.84)	10	1.56	(c)	1.56		2.28	(c)	192

$(0.53)	$12.54		(0.35)%	$615,160	1.08	%(c)	1.08	%(c)	2.26	%(c)	33%
(1.06)	13.12	(d)	17.26 (d)	443,278	1.07		1.07		2.59		114
(1.06)	12.15	(d)	13.97 (d)	212,734	1.07		1.07		3.13		193
(1.09)	11.64		(0.01)	156,842	1.06		1.06		3.37		129
(1.09)	12.77		25.06	81,471	1.06		1.06		3.16		192
(1.09)	11.14		19.11	12,979	1.07		1.07		4.01		186

See accompanying Notes to Financial Statements	| December 31, 2014 |	Semiannual Report	123

Financial Highlights (cont’d)

For a Share Outstanding for the Period ended:

	Net Asset Value, Beginning of Period	Net Investment Income (a)	Net Realized and Change in Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains
AllianzGI Income & Growth (cont’d)
Institutional Class
12/31/2014+	$13.19	$0.15	$(0.19)	$(0.04)	$(0.18)	$(0.35)
6/30/2014	12.20	0.35	1.70	2.05	(0.27)	(0.79)
6/30/2013	11.67	0.39	1.20	1.59	(0.36)	(0.70)
6/30/2012	12.80	0.41	(0.45)	(0.04)	(0.48)	(0.61)
6/30/2011	11.16	0.42	2.31	2.73	(0.30)	(0.79)
6/30/2010	10.27	0.48	1.49	1.97	(0.44)	(0.64)

+	Unaudited
*	Commencement of operations.
(a)	Calculated on average shares outstanding during the period.
(b)	Total return is calculated assuming a purchase of a share on the first day of the period and a sale of a share on the last day of each period reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested. Total return does not reflect sales charges and includes the effect of fee waivers and reimbursements. Total return may reflect adjustments to conform to U.S. GAAP. Total investment return for a period of less than one year is not annualized.
(c)	Annualized.
(d)	Payments from Affiliates increased the end of year net asset value and total return by less than $0.01 and 0.00%, respectively.

124	Semiannual Report	| December 31, 2014 |	See accompanying Notes to Financial Statements

Total Dividends and Distributions	Net Asset Value, End of Period		Total Return (b)		Net Assets, End of Period (000s)	Ratio of Expenses to Average Net Assets with Fee Waiver/ Reimbursement		Ratio of Expenses to Average Net Assets without Fee Waiver/ Reimbursement		Ratio of Net Investment Income to Average Net Assets		Portfolio Turnover Rate

$(0.53)	$12.62		(0.25)%		$177,943	0.98	%(c)	0.98	%(c)	2.35	%(c)	33%
(1.06)	13.19	(d)	17.38	(d)	163,155	0.97		0.97		2.71		114
(1.06)	12.20	(d)	14.14	(d)	126,146	0.97		0.97		3.23		193
(1.09)	11.67		0.04		106,346	0.96		0.96		3.46		129
(1.09)	12.80		25.15		59,812	0.96		0.96		3.30		192
(1.08)	11.16		19.26		24,362	0.96		0.96		4.13		186

See accompanying Notes to Financial Statements	| December 31, 2014 |	Semiannual Report	125

Financial Highlights (cont’d)

For a Share Outstanding for the Period ended:

	Net Asset Value, Beginning of Period	Net Investment Income (a)	Net Realized and Change in Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income
AllianzGI International Managed Volatility:
Class A
12/31/2014+	$15.34	$0.12	$(1.09)	$(0.97)	$(0.53)
6/30/2014	13.39	0.48	1.86	2.34	(0.39)
6/30/2013	12.46	0.33	1.10	1.43	(0.50)
6/30/2012	14.72	0.26	(2.22)	(1.96)	(0.30)
6/30/2011	11.13	0.18	3.65	3.83	(0.24)
6/30/2010	11.15	0.17	0.14	0.31	(0.33)
Class C
12/31/2014+	$15.24	$0.07	$(1.08)	$(1.01)	$(0.40)
6/30/2014	13.29	0.36	1.85	2.21	(0.26)
6/30/2013	12.36	0.22	1.09	1.31	(0.38)
6/30/2012	14.56	0.15	(2.17)	(2.02)	(0.18)
6/30/2011	11.01	0.07	3.61	3.68	(0.13)
6/30/2010	11.03	0.07	0.15	0.22	(0.24)
Class D
12/31/2014+	$15.30	$0.13	$(1.10)	$(0.97)	$(0.52)
6/30/2014	13.35	0.47	1.86	2.33	(0.38)
6/30/2013	12.43	0.34	1.08	1.42	(0.50)
6/30/2012	14.66	0.25	(2.23)	(1.98)	(0.25)
6/30/2011	11.05	0.14	3.66	3.80	(0.19)
6/30/2010	11.08	0.16	0.16	0.32	(0.35)
Class R
12/31/2014+	$15.14	$0.09	$(1.07)	$(0.98)	$(0.51)
6/30/2014	13.16	0.40	1.88	2.28	(0.30)
6/30/2013	12.27	0.30	1.07	1.37	(0.48)
6/30/2012	14.53	0.24	(2.21)	(1.97)	(0.29)
6/30/2011	11.02	0.16	3.59	3.75	(0.24)
6/30/2010	11.08	0.16	0.13	0.29	(0.35)
Class P
12/31/2014+	$15.20	$0.15	$(1.10)	$(0.95)	$(0.55)
6/30/2014	13.27	0.50	1.85	2.35	(0.42)
6/30/2013	12.35	0.35	1.10	1.45	(0.53)
6/30/2012	14.59	0.26	(2.18)	(1.92)	(0.32)
6/30/2011	11.04	0.19	3.65	3.84	(0.29)
6/30/2010	11.09	0.20	0.16	0.36	(0.41)

126	Semiannual Report	| December 31, 2014 |	See accompanying Notes to Financial Statements

Fund Redemption Fees (a)(b)		Net Asset Value, End of Period	Total Return (c)	Net Assets, End of Period (000s)	Ratio of Expenses to Average Net Assets with Fee Waiver/ Reimbursement		Ratio of Expenses to Average Net Assets without Fee Waiver/ Reimbursement		Ratio of Net Investment Income to Average Net Assets		Portfolio Turnover Rate

$—		$13.84	(6.35)%	$17,973	0.96	%(d)	1.16	%(d)	1.67	%(d)	54%
—		15.34	17.77	18,726	0.96		1.16		3.33		86
—		13.39	11.60	16,031	0.96		1.16		2.44		100
—		12.46	(13.15)	16,615	1.17		1.28		2.07		170
—		14.72	34.43	25,783	1.33		1.36		1.33		240
—	(e)	11.13	2.50	24,443	1.41		1.41		1.35		162

$—		$13.83	(6.65)%	$8,508	1.71	%(d)	1.91	%(d)	0.94	%(d)	54%
—		15.24	16.87	10,049	1.71		1.91		2.52		86
—		13.29	10.73	10,774	1.71		1.91		1.65		100
—		12.36	(13.78)	12,477	1.92		2.03		1.25		170
—		14.56	33.37	21,252	2.08		2.11		0.52		240
—	(e)	11.01	1.78	22,865	2.16		2.16		0.58		162

$—		$13.81	(6.34)%	$949	0.96	%(d)	1.16	%(d)	1.69	%(d)	54%
—		15.30	17.78	1,108	0.96		1.16		3.31		86
—		13.35	11.57	1,007	0.96		1.16		2.53		100
—		12.43	(13.38)	894	1.17		1.28		2.00		170
—		14.66	34.46	1,604	1.34		1.37		1.04		240
—	(e)	11.05	2.52	3,772	1.41		1.41		1.31		162

$—		$13.65	(6.45)%	$88	1.21	%(d)	1.41	%(d)	1.30	%(d)	54%
—		15.14	17.55	69	1.21		1.41		2.87		86
—		13.16	11.29	103	1.21		1.41		2.31		100
—		12.27	(13.39)	81	1.42		1.53		1.98		170
—		14.53	34.05	83	1.58		1.61		1.18		240
—	(e)	11.02	2.33	56	1.65		1.65		1.26		162

$—		$13.70	(6.22)%	$471	0.71	%(d)	0.91	%(d)	1.98	%(d)	54%
—		15.20	18.05	622	0.71		0.91		3.53		86
—		13.27	11.89	606	0.71		0.91		2.67		100
—		12.35	(13.00)	676	0.92		1.03		2.11		170
—		14.59	34.92	1,438	1.09		1.12		1.40		240
—	(e)	11.04	2.78	1,326	1.14		1.14		1.62		162

See accompanying Notes to Financial Statements	| December 31, 2014 |	Semiannual Report	127

Financial Highlights (cont’d)

For a Share Outstanding for the Period ended:

	Net Asset Value, Beginning of Period	Net Investment Income (a)	Net Realized and Change in Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income
AllianzGI International Managed Volatility (cont’d)
Institutional Class
12/31/2014+	$15.27	$0.15	$(1.09)	$(0.94)	$(0.58)
6/30/2014	13.33	0.54	1.84	2.38	(0.44)
6/30/2013	12.41	0.41	1.06	1.47	(0.55)
6/30/2012	14.69	0.32	(2.24)	(1.92)	(0.36)
6/30/2011	11.12	0.21	3.66	3.87	(0.30)
6/30/2010	11.15	0.22	0.15	0.37	(0.40)

+	Unaudited
(a)	Calculated on average shares outstanding during the period.
(b)	Redemption fees eliminated effective May 1, 2009.
(c)	Total return is calculated assuming a purchase of a share on the first day of the period and a sale of a share on the last day of each period reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested. Total return does not reflect sales charges and includes the effect of fee waivers and reimbursements. Total return may reflect adjustments to conform to U.S. GAAP. Total return for a period of less than one year is not annualized.
(d)	Annualized.
(e)	Less than $0.01 per share.

128	Semiannual Report	| December 31, 2014 |	See accompanying Notes to Financial Statements

Fund Redemption Fees (a)(b)		Net Asset Value, End of Period	Total Return (c)	Net Assets, End of Period (000s)	Ratio of Expenses to Average Net Assets with Fee Waiver/ Reimbursement		Ratio of Expenses to Average Net Assets without Fee Waiver/ Reimbursement		Ratio of Net Investment Income to Average Net Assets		Portfolio Turnover Rate

$—		$13.75	(6.17)%	$55,297	0.61	%(d)	0.81	%(d)	2.03	%(d)	54%
—		15.27	18.19	63,451	0.61		0.81		3.81		86
—		13.33	12.00	47,801	0.61		0.81		3.06		100
—		12.41	(12.89)	35,837	0.82		0.93		2.62		170
—		14.69	34.99	37,737	0.98		1.01		1.51		240
—	(e)	11.12	2.86	42,812	1.04		1.04		1.73		162

See accompanying Notes to Financial Statements	| December 31, 2014 |	Semiannual Report	129

Financial Highlights (cont’d)

For a Share Outstanding for the Period ended:

	Net Asset Value, Beginning of Period	Net Investment Income (Loss) (a)	Net Realized and Change in Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income		Distributions from Net Realized Capital Gains
AllianzGI Mid-Cap:
Class A
12/31/2014+	$3.92	$(0.01)	$0.10	$0.09	$—		$(0.54)
6/30/2014	3.20	(0.01)	0.73	0.72	—		—
6/30/2013	2.83	— (d)	0.60	0.60	—		(0.23)
6/30/2012	3.28	(0.01)	(0.34)	(0.35)	—		(0.10)
6/30/2011	2.36	(0.01)	0.93	0.92	—	(d)	—
6/30/2010	1.95	(0.01)	0.42	0.41	—	(d)	—
Class B
12/31/2014+	$3.56	$(0.02)	$0.09	$0.07	$—		$(0.54)
6/30/2014	2.93	(0.03)	0.66	0.63	—		—
6/30/2013	2.63	(0.02)	0.55	0.53	—		(0.23)
6/30/2012	3.08	(0.03)	(0.32)	(0.35)	—		(0.10)
6/30/2011	2.23	(0.03)	0.88	0.85	—	(d)	—
6/30/2010	1.86	(0.03)	0.40	0.37	—	(d)	—
Class C
12/31/2014+	$3.55	$(0.02)	$0.09	$0.07	$—		$(0.54)
6/30/2014	2.92	(0.03)	0.66	0.63	—		—
6/30/2013	2.62	(0.02)	0.55	0.53	—		(0.23)
6/30/2012	3.06	(0.02)	(0.32)	(0.34)	—		(0.10)
6/30/2011	2.22	(0.03)	0.87	0.84	—	(d)	—
6/30/2010	1.85	(0.03)	0.40	0.37	—	(d)	—
Class D
12/31/2014+	$3.99	$(0.01)	$0.10	$0.09	$—		$(0.54)
6/30/2014	3.25	(0.01)	0.75	0.74	—		—
6/30/2013	2.88	— (d)	0.60	0.60	—		(0.23)
6/30/2012	3.33	(0.01)	(0.34)	(0.35)	—		(0.10)
6/30/2011	2.39	(0.01)	0.95	0.94	—	(d)	—
6/30/2010	1.98	(0.01)	0.42	0.41	—	(d)	—
Class R
12/31/2014+	$3.91	$(0.01)	$0.09	$0.08	$—		$(0.54)
6/30/2014	3.20	(0.02)	0.73	0.71	—		—
6/30/2013	2.84	(0.01)	0.60	0.59	—		(0.23)
6/30/2012	3.29	(0.02)	(0.33)	(0.35)	—		(0.10)
6/30/2011	2.38	(0.02)	0.93	0.91	—	(d)	—
6/30/2010	1.97	(0.02)	0.43	0.41	—	(d)	—
Class P
12/31/2014+	$4.24	$— (d)	$0.11	$0.11	$—		$(0.54)
6/30/2014	3.45	— (f)	0.79	0.79	—		—
6/30/2013	3.03	0.01	0.64	0.65	—		(0.23)
4/2/2012* - 6/30/2012	3.40	— (f)	(0.37)	(0.37)	—		—

130	Semiannual Report	| December 31, 2014 |	See accompanying Notes to Financial Statements

Total Dividends and Distributions	Net Asset Value, End of Period		Total Return (b)		Net Assets, End of Period (000s)	Ratio of Expenses to Average Net Assets		Ratio of Net Investment Income (Loss) to Average Net Assets		Portfolio Turnover Rate

$(0.54)	$3.47		2.59%		$100,103	1.13	%(c)	(0.31	)%(c)	44%
—	3.92		22.50		106,116	1.13		(0.18)		88
(0.23)	3.20	(e)	22.89	(e)	95,365	1.13		(0.02)		76
(0.10)	2.83	(e)	(10.52	)(e)	95,731	1.13		(0.24)		303
— (d)	3.28	(e)	39.17	(e)	11,498	1.13		(0.46)		133
— (d)	2.36		21.03		5,496	1.14		(0.46)		110

$(0.54)	$3.09		2.32%		$585	1.88	%(c)	(1.09	)%(c)	44%
—	3.56		21.50		848	1.88		(0.95)		88
(0.23)	2.93	(e)	21.90	(e)	1,257	1.88		(0.79)		76
(0.10)	2.63	(e)	(11.21	)(e)	2,320	1.88		(1.15)		303
— (d)	3.08	(e)	38.12	(e)	2,344	1.88		(1.19)		133
— (d)	2.23		19.90		1,950	1.89		(1.19)		110

$(0.54)	$3.08		2.33%		$185,236	1.88	%(c)	(1.06	)%(c)	44%
—	3.55		21.58		193,481	1.88		(0.93)		88
(0.23)	2.92	(e)	21.99	(e)	176,602	1.88		(0.76)		76
(0.10)	2.62	(e)	(10.97	)(e)	173,734	1.88		(0.91)		303
— (d)	3.06	(e)	37.84	(e)	5,942	1.88		(1.21)		133
— (d)	2.22		20.01		2,964	1.89		(1.19)		110

$(0.54)	$3.54		2.58%		$1,706	1.13	%(c)	(0.31	)%(c)	44%
—	3.99		22.77		1,803	1.13		(0.18)		88
(0.23)	3.25	(e)	22.46	(e)	1,526	1.13		(0.02)		76
(0.10)	2.88	(e)	(10.35	)(e)	1,858	1.13		(0.40)		303
— (d)	3.33	(e)	39.38	(e)	1,807	1.13		(0.45)		133
— (d)	2.39		20.80		1,421	1.14		(0.43)		110

$(0.54)	$3.45		2.34%		$2,673	1.38	%(c)	(0.56	)%(c)	44%
—	3.91		22.19		2,795	1.38		(0.44)		88
(0.23)	3.20	(e)	22.46	(e)	2,398	1.38		(0.23)		76
(0.10)	2.84	(e)	(10.49	)(e)	1,332	1.38		(0.68)		303
—(d )	3.29	(e)	38.98	(e)	1,832	1.38		(0.71)		133
—(d )	2.38		20.41		619	1.38		(0.68)		110

$(0.54)	$3.81		2.91%		$2,105	0.88	%(c)	(0.02	)%(c)	44%
—	4.24		22.90		1,339	0.88		0.07		88
(0.23)	3.45	(e)	23.02	(e)	1,077	0.88		0.21		76
—	3.03	(e)	(10.88	)(e)	1,405	0.88	(c)	0.14	(c)	303

See accompanying Notes to Financial Statements	| December 31, 2014 |	Semiannual Report	131

Financial Highlights (cont’d)

For a Share Outstanding for the Period ended:

	Net Asset Value, Beginning of Period	Net Investment Income (Loss) (a)		Net Realized and Change in Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income		Distributions from Net Realized Capital Gains
AllianzGI Mid-Cap (cont’d)
Institutional Class
12/31/2014+	$4.25	$—	(f)	$0.11	$0.11	$—		$(0.54)
6/30/2014	3.46	0.01		0.78	0.79	—		—
6/30/2013	3.03	0.01		0.65	0.66	—		(0.23)
6/30/2012	3.49	—	(d)	(0.36)	(0.36)	—		(0.10)
6/30/2011	2.51	—	(d)	0.99	0.99	(0.01)		—
6/30/2010	2.07	—	(d)	0.44	0.44	—	(d)	—
Administrative Class
12/31/2014+	$4.06	$—	(d)	$0.10	$0.10	$—		$(0.54)
6/30/2014	3.32	—	(d)	0.74	0.74	—		—
6/30/2013	2.92	—	(d)	0.63	0.63	—		(0.23)
6/30/2012	3.37	(0.01)		(0.34)	(0.35)	—		(0.10)
6/30/2011	2.43	(0.01)		0.96	0.95	(0.01)		—
6/30/2010	2.01	(0.01)		0.43	0.42	—	(d)	—

+	Unaudited
*	Commencement of operations.
(a)	Calculated on average shares outstanding during the period.
(b)	Total return is calculated assuming a purchase of a share on the first day of the period and a sale of a share on the last day of each period reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested. Total return does not reflect sales charges and includes the effect of fee waivers and reimbursements. Total return may reflect adjustments to conform to U.S. GAAP. Total return for a period of less than one year is not annualized.
(c)	Annualized.
(d)	Less than $(0.01) per share.
(e)	Payments from Affiliates increased net asset value and total return by less than $0.01 and 0.01%, respectively.
(f)	Less than $0.01 per share.

132	Semiannual Report	| December 31, 2014 |	See accompanying Notes to Financial Statements

Total Dividends and Distributions	Net Asset Value, End of Period		Total Return (b)		Net Assets, End of Period (000s)	Ratio of Expenses to Average Net Assets		Ratio of Net Investment Income (Loss) to Average Net Assets		Portfolio Turnover Rate

$(0.54)	$3.82		2.91%		$32,864	0.78	%(c)	0.04	%(c)	44%
—	4.25		22.83		34,540	0.78		0.16		88
(0.23)	3.46	(e)	23.38	(e)	33,050	0.78		0.41		76
(0.10)	3.03	(e)	(10.17	)(e)	51,878	0.78		(0.06)		303
(0.01)	3.49	(e)	39.90	(e)	55,460	0.78		(0.09)		133
— (d)	2.51		20.93		40,206	0.78		(0.08)		110

$(0.54)	$3.62		2.77%		$469	1.03	%(c)	(0.21	)%(c)	44%
—	4.06		22.29		494	1.03		(0.09)		88
(0.23)	3.32	(e)	23.21	(e)	1,453	1.03		(0.06)		76
(0.10)	2.92	(e)	(10.23	)(e)	3,588	1.03		(0.32)		303
(0.01)	3.37	(e)	39.11	(e)	2,923	1.03		(0.35)		133
— (d)	2.43		20.92		74	1.03		(0.28)		110

See accompanying Notes to Financial Statements	| December 31, 2014 |	Semiannual Report	133

Financial Highlights (cont’d)

For a Share Outstanding for the Period ended:

	Net Asset Value, Beginning of Period	Net Investment Income (a)	Net Realized and Change in Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income	Net Asset Value, End of Period
AllianzGI NFJ All-Cap Value:
Class A
12/31/2014+	$15.50	$0.09	$0.34	$0.43	$(0.17)	$15.76
6/30/2014	12.69	0.19	2.84	3.03	(0.22)	15.50
6/30/2013	10.83	0.21	1.87	2.08	(0.22)	12.69
6/30/2012	11.16	0.19	(0.35)	(0.16)	(0.17)	10.83
6/30/2011	8.40	0.20	2.82	3.02	(0.26)	11.16
6/30/2010	6.97	0.19	1.46	1.65	(0.22)	8.40
Class B
12/31/2014+	$15.20	$0.03	$0.33	$0.36	$— (d)	$15.56
6/30/2014	12.40	0.08	2.78	2.86	(0.06)	15.20
6/30/2013	10.54	0.12	1.83	1.95	(0.09)	12.40
6/30/2012	10.83	0.10	(0.33)	(0.23)	(0.06)	10.54
6/30/2011	8.13	0.12	2.74	2.86	(0.16)	10.83
6/30/2010	6.75	0.12	1.42	1.54	(0.16)	8.13
Class C
12/31/2014+	$14.78	$0.03	$0.32	$0.35	$(0.10)	$15.03
6/30/2014	12.12	0.08	2.71	2.79	(0.13)	14.78
6/30/2013	10.35	0.12	1.78	1.90	(0.13)	12.12
6/30/2012	10.68	0.11	(0.34)	(0.23)	(0.10)	10.35
6/30/2011	8.05	0.12	2.69	2.81	(0.18)	10.68
6/30/2010	6.69	0.12	1.40	1.52	(0.16)	8.05
Class D
12/31/2014+	$15.76	$0.09	$0.34	$0.43	$(0.19)	$16.00
6/30/2014	12.86	0.19	2.89	3.08	(0.18)	15.76
6/30/2013	10.98	0.23	1.87	2.10	(0.22)	12.86
6/30/2012	11.31	0.19	(0.35)	(0.16)	(0.17)	10.98
6/30/2011	8.50	0.20	2.86	3.06	(0.25)	11.31
6/30/2010	7.05	0.19	1.48	1.67	(0.22)	8.50
Class P
12/31/2014+	$15.82	$0.12	$0.34	$0.46	$(0.25)	$16.03
6/30/2014	12.95	0.23	2.89	3.12	(0.25)	15.82
6/30/2013	11.05	0.24	1.91	2.15	(0.25)	12.95
6/30/2012	11.40	0.23	(0.36)	(0.13)	(0.22)	11.05
6/30/2011	8.57	0.23	2.88	3.11	(0.28)	11.40
6/30/2010	7.12	0.21	1.49	1.70	(0.25)	8.57

134	Semiannual Report	| December 31, 2014 |	See accompanying Notes to Financial Statements

Total Return (b)	Net Assets, End of Period (000s)	Ratio of Expenses to Average Net Assets		Ratio of Net Investment Income to Average Net Assets		Portfolio Turnover Rate

2.77%	$10,166	1.32	%(c)	1.16	%(c)	6%
24.07	13,143	1.31		1.35		23
19.42	11,727	1.31		1.79		38
(1.32)	12,026	1.31		1.81		36
36.26	12,477	1.32		1.99		68
23.50	7,819	1.32		2.21		17

2.37%	$152	2.07	%(c)	0.35	%(c)	6%
23.08	317	2.06		0.58		23
18.65	460	2.06		1.03		38
(2.13)	630	2.06		1.01		36
35.34	1,249	2.07		1.23		68
22.65	1,300	2.07		1.39		17

2.35%	$8,281	2.07	%(c)	0.44	%(c)	6%
23.09	7,569	2.06		0.59		23
18.54	6,533	2.06		1.04		38
(2.08)	6,347	2.06		1.06		36
35.18	6,397	2.07		1.20		68
22.64	4,559	2.07		1.41		17

2.73%	$1,588	1.32	%(c)	1.18	%(c)	6%
24.09	1,581	1.31		1.34		23
19.37	1,770	1.31		1.90		38
(1.35)	1,431	1.31		1.77		36
36.35	2,339	1.32		1.99		68
23.55	1,772	1.32		2.15		17

2.91%	$6,113	1.07	%(c)	1.49	%(c)	6%
24.31	2,369	1.06		1.61		23
19.74	3,273	1.06		2.04		38
(1.03)	2,760	1.06		2.09		36
36.63	1,231	1.07		2.20		68
23.71	724	1.05		2.41		17

See accompanying Notes to Financial Statements	| December 31, 2014 |	Semiannual Report	135

Financial Highlights (cont’d)

For a Share Outstanding for the Period ended:

	Net Asset Value, Beginning of Period	Net Investment Income (a)	Net Realized and Change in Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income	Net Asset Value, End of Period
AllianzGI NFJ All-Cap Value (cont’d)
Institutional Class
12/31/2014+	$16.55	$0.13	$0.35	$0.48	$(0.25)	$16.78
6/30/2014	13.54	0.26	3.02	3.28	(0.27)	16.55
6/30/2013	11.55	0.26	2.00	2.26	(0.27)	13.54
6/30/2012	11.91	0.27	(0.40)	(0.13)	(0.23)	11.55
6/30/2011	8.71	0.21	2.99	3.20	— (d)	11.91
6/30/2010	7.22	0.22	1.52	1.74	(0.25)	8.71

+	Unaudited
(a)	Calculated on average shares outstanding during the period.
(b)	Total return is calculated assuming a purchase of a share on the first day of the period and a sale of a share on the last day of each period reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested. Total return does not reflect sales charges and includes the effect of fee waivers and reimbursements. Total return may reflect adjustments to conform to U.S. GAAP. Total return for a period of less than one year is not annualized.
(c)	Annualized.
(d)	Less than $(0.01) per share.

136	Semiannual Report	| December 31, 2014 |	See accompanying Notes to Financial Statements

Total Return (b)	Net Assets, End of Period (000s)	Ratio of Expenses to Average Net Assets		Ratio of Net Investment Income to Average Net Assets		Portfolio Turnover Rate

2.91%	$1,056	0.97	%(c)	1.54	%(c)	6%
24.43	949	0.96		1.69		23
19.85	514	0.96		2.11		38
(1.01)	321	0.96		2.34		36
36.74	20	0.97		2.22		68
23.93	987	0.95		2.48		17

See accompanying Notes to Financial Statements	| December 31, 2014 |	Semiannual Report	137

Financial Highlights (cont’d)

For a Share Outstanding for the Period ended:

	Net Asset Value, Beginning of Period	Net Investment Income (a)	Net Realized and Change in Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income	Fund Redemption Fees (a)(b)
AllianzGI NFJ Dividend Value:
Class A
12/31/2014+	$17.12	$0.16	$— (d)	$0.16	$(0.15)	$—
6/30/2014	14.14	0.29	3.01	3.30	(0.32)	—
6/30/2013	11.87	0.33	2.25	2.58	(0.31)	—
6/30/2012	12.01	0.31	(0.13)	0.18	(0.32)	—
6/30/2011	9.39	0.31	2.63	2.94	(0.32)	—
6/30/2010	8.59	0.35	0.80	1.15	(0.35)	—	(d)
Class B
12/31/2014+	$17.42	$0.10	$— (d)	$0.10	$(0.08)	$—
6/30/2014	14.36	0.18	3.04	3.22	(0.16)	—
6/30/2013	11.99	0.23	2.28	2.51	(0.14)	—
6/30/2012	12.11	0.22	(0.12)	0.10	(0.22)	—
6/30/2011	9.46	0.22	2.65	2.87	(0.22)	—
6/30/2010	8.59	0.27	0.80	1.07	(0.20)	—	(d)
Class C
12/31/2014+	$17.27	$0.09	$0.02	$0.11	$(0.09)	$—
6/30/2014	14.27	0.18	3.02	3.20	(0.20)	—
6/30/2013	11.93	0.23	2.26	2.49	(0.15)	—
6/30/2012	12.05	0.22	(0.11)	0.11	(0.23)	—
6/30/2011	9.43	0.23	2.62	2.85	(0.23)	—
6/30/2010	8.57	0.27	0.80	1.07	(0.21)	—	(d)
Class D
12/31/2014+	$17.22	$0.16	$— (d)	$0.16	$(0.15)	$—
6/30/2014	14.22	0.30	3.01	3.31	(0.31)	—
6/30/2013	11.91	0.33	2.26	2.59	(0.28)	—
6/30/2012	12.03	0.30	(0.12)	0.18	(0.30)	—
6/30/2011	9.41	0.32	2.62	2.94	(0.32)	—
6/30/2010	8.61	0.34	0.82	1.16	(0.36)	—	(d)
Class R
12/31/2014+	$17.09	$0.14	$— (d)	$0.14	$(0.13)	$—
6/30/2014	14.12	0.26	2.99	3.25	(0.28)	—
6/30/2013	11.84	0.30	2.24	2.54	(0.26)	—
6/30/2012	11.97	0.28	(0.12)	0.16	(0.29)	—
6/30/2011	9.37	0.28	2.61	2.89	(0.29)	—
6/30/2010	8.56	0.32	0.81	1.13	(0.32)	—	(d)
Class P
12/31/2014+	$17.21	$0.18	$— (d)	$0.18	$(0.17)	$—
6/30/2014	14.21	0.34	3.01	3.35	(0.35)	—
6/30/2013	11.96	0.37	2.25	2.62	(0.37)	—
6/30/2012	12.09	0.34	(0.12)	0.22	(0.35)	—
6/30/2011	9.46	0.35	2.63	2.98	(0.35)	—
6/30/2010	8.66	0.37	0.82	1.19	(0.39)	—	(d)

138	Semiannual Report	| December 31, 2014 |	See accompanying Notes to Financial Statements

Net Asset Value, End of Period	Total Return (c)	Net Assets, End of Period (000s)	Ratio of Expenses to Average Net Assets with Fee Waiver/ Reimbursement		Ratio of Expenses to Average Net Assets without Fee Waiver/ Reimbursement		Ratio of Net Investment Income to Average Net Assets		Portfolio Turnover Rate

$17.13	0.92%	$1,541,073	1.05	%(e)	1.06	%(e)	1.85	%(e)	16%
17.12	23.50	1,913,130	1.05		1.05		1.89		26
14.14	21.88	1,683,290	1.06		1.06		2.52		32
11.87	1.67	1,657,689	1.06		1.06		2.66		42
12.01	31.56	1,744,973	1.06		1.06		2.77		38
9.39	13.14	1,544,800	1.06		1.06		3.47		34

$17.44	0.56%	$5,818	1.80	%(e)	1.81	%(e)	1.09	%(e)	16%
17.42	22.53	7,506	1.80		1.80		1.16		26
14.36	21.00	21,647	1.81		1.81		1.75		32
11.99	0.92	32,940	1.81		1.81		1.87		42
12.11	30.55	60,863	1.81		1.81		1.99		38
9.46	12.34	78,691	1.81		1.81		2.68		34

$17.29	0.61%	$486,395	1.80	%(e)	1.81	%(e)	1.09	%(e)	16%
17.27	22.51	497,725	1.80		1.80		1.14		26
14.27	20.94	449,708	1.81		1.81		1.77		32
11.93	1.03	424,818	1.81		1.81		1.90		42
12.05	30.43	489,609	1.81		1.81		2.02		38
9.43	12.35	442,239	1.81		1.81		2.70		34

$17.23	0.93%	$233,594	1.05	%(e)	1.06	%(e)	1.84	%(e)	16%
17.22	23.48	255,189	1.05		1.05		1.90		26
14.22	21.90	271,376	1.06		1.06		2.52		32
11.91	1.64	264,166	1.06		1.06		2.60		42
12.03	31.53	842,689	1.06		1.06		2.80		38
9.41	13.16	517,086	1.06		1.06		3.43		34

$17.10	0.81%	$248,992	1.30	%(e)	1.31	%(e)	1.59	%(e)	16%
17.09	23.16	272,790	1.30		1.30		1.65		26
14.12	21.56	261,167	1.31		1.31		2.27		32
11.84	1.51	232,727	1.31		1.31		2.41		42
11.97	31.09	239,509	1.31		1.31		2.52		38
9.37	12.92	199,683	1.31		1.31		3.23		34

$17.22	1.07%	$1,739,509	0.80	%(e)	0.81	%(e)	2.08	%(e)	16%
17.21	23.82	1,446,734	0.80		0.80		2.15		26
14.21	22.11	1,247,867	0.81		0.81		2.77		32
11.96	2.00	1,122,084	0.81		0.81		2.91		42
12.09	31.81	1,173,849	0.81		0.81		3.08		38
9.46	13.49	222,202	0.80		0.80		3.72		34

See accompanying Notes to Financial Statements	| December 31, 2014 |	Semiannual Report	139

Financial Highlights (cont’d)

For a Share Outstanding for the Period ended:

	Net Asset Value, Beginning of Period	Net Investment Income (a)	Net Realized and Change in Unrealized Gain (Loss)		Total from Investment Operations	Dividends from Net Investment Income	Fund Redemption Fees (a)(b)
AllianzGI NFJ Dividend Value (cont’d)
Institutional Class
12/31/2014+	$17.20	$0.19	$—	(d)	$0.19	$(0.18)	$—
6/30/2014	14.20	0.35	3.02		3.37	(0.37)	—
6/30/2013	11.96	0.38	2.25		2.63	(0.39)	—
6/30/2012	12.09	0.35	(0.12)		0.23	(0.36)	—
6/30/2011	9.46	0.35	2.64		2.99	(0.36)	—
6/30/2010	8.67	0.39	0.82		1.21	(0.42)	—	(d)
Administrative Class
12/31/2014+	$17.31	$0.17	$—	(d)	$0.17	$(0.16)	$—
6/30/2014	14.29	0.31	3.04		3.35	(0.33)	—
6/30/2013	12.01	0.34	2.27		2.61	(0.33)	—
6/30/2012	12.14	0.32	(0.12)		0.20	(0.33)	—
6/30/2011	9.49	0.32	2.66		2.98	(0.33)	—
6/30/2010	8.69	0.37	0.81		1.18	(0.38)	—	(d)
Class R6
12/31/2014+	$17.19	$0.17	$0.03		$0.20	$(0.20)	$—
12/19/2013* - 6/30/2014	15.62	0.19	1.56		1.75	(0.18)	—

+	Unaudited
*	Commencement of operations.
(a)	Calculated on average shares outstanding during the period.
(b)	Redemption fees eliminated effective May 1, 2009.
(c)	Total return is calculated assuming a purchase of a share on the first day of the period and a sale of a share on the last day of each period reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested. Total return does not reflect sales charges and includes the effect of fee waivers and reimbursements. Total return may reflect adjustments to conform to U.S. GAAP. Total return for a period of less than one year is not annualized.
(d)	Less than $0.01 per share.
(e)	Annualized.

140	Semiannual Report	| December 31, 2014 |	See accompanying Notes to Financial Statements

Net Asset Value, End of Period	Total Return (c)	Net Assets, End of Period (000s)	Ratio of Expenses to Average Net Assets with Fee Waiver/ Reimbursement		Ratio of Expenses to Average Net Assets without Fee Waiver/ Reimbursement		Ratio of Net Investment Income to Average Net Assets		Portfolio Turnover Rate

$17.21	1.11%	$4,030,348	0.70	%(e)	0.71	%(e)	2.19	%(e)	16%
17.20	23.96	4,078,876	0.70		0.70		2.24		26
14.20	22.25	3,751,107	0.71		0.71		2.87		32
11.96	2.11	3,051,582	0.71		0.71		3.03		42
12.09	31.89	2,390,240	0.71		0.71		3.13		38
9.46	13.63	1,797,484	0.70		0.70		3.85		34

$17.32	0.97%	$712,835	0.95	%(e)	0.96	%(e)	1.94	%(e)	16%
17.31	23.64	871,543	0.95		0.95		1.99		26
14.29	21.96	864,167	0.96		0.96		2.61		32
12.01	1.82	959,176	0.96		0.96		2.76		42
12.14	31.67	1,132,586	0.96		0.96		2.87		38
9.49	13.34	947,218	0.95		0.95		3.62		34

$17.19	1.14%	$79,167	0.65	%(e)	0.66	%(e)	1.93	%(e)	16%
17.19	11.27	968	0.65	(e)	0.65	(e)	2.13	(e)	26

See accompanying Notes to Financial Statements	| December 31, 2014 |	Semiannual Report	141

Financial Highlights (cont’d)

For a Share Outstanding for the Period ended:

	Net Asset Value, Beginning of Period	Net Investment Income (a)	Net Realized and Change in Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income	Fund Redemption Fees (a)(b)
AllianzGI NFJ International Value:
Class A
12/31/2014+	$24.17	$0.17	$(2.65)	$(2.48)	$(0.33)	$—
6/30/2014	20.80	0.46	3.32	3.78	(0.41)	—
6/30/2013	18.80	0.44	1.84	2.28	(0.28)	—
6/30/2012	21.20	0.46	(2.43)	(1.97)	(0.43)	—
6/30/2011	16.97	0.43	4.21	4.64	(0.41)	—
6/30/2010	15.19	0.30	1.77	2.07	(0.29)	—	(e)
Class C
12/31/2014+	$23.91	$0.08	$(2.60)	$(2.52)	$(0.26)	$—
6/30/2014	20.62	0.28	3.29	3.57	(0.28)	—
6/30/2013	18.65	0.27	1.83	2.10	(0.13)	—
6/30/2012	21.02	0.31	(2.39)	(2.08)	(0.29)	—
6/30/2011	16.83	0.27	4.18	4.45	(0.26)	—
6/30/2010	15.09	0.16	1.76	1.92	(0.18)	—	(e)
Class D
12/31/2014+	$24.14	$0.17	$(2.64)	$(2.47)	$(0.34)	$—
6/30/2014	20.77	0.43	3.34	3.77	(0.40)	—
6/30/2013	18.78	0.45	1.82	2.27	(0.28)	—
6/30/2012	21.18	0.49	(2.45)	(1.96)	(0.44)	—
6/30/2011	16.95	0.43	4.21	4.64	(0.41)	—
6/30/2010	15.18	0.25	1.82	2.07	(0.30)	—	(e)
Class R
12/31/2014+	$24.23	$0.14	$(2.65)	$(2.51)	$(0.31)	$—
6/30/2014	20.87	0.42	3.31	3.73	(0.37)	—
6/30/2013	18.89	0.42	1.81	2.23	(0.25)	—
6/30/2012	21.35	0.49	(2.51)	(2.02)	(0.44)	—
6/30/2011	17.11	0.44	4.19	4.63	(0.39)	—
11/7/2009* - 6/30/2010	17.89	0.31	(0.87)	(0.56)	(0.22)	—	(e)
Class P
12/31/2014+	$24.28	$0.19	$(2.64)	$(2.45)	$(0.38)	$—
6/30/2014	20.88	0.51	3.34	3.85	(0.45)	—
6/30/2013	18.90	0.50	1.85	2.35	(0.37)	—
6/30/2012	21.31	0.51	(2.43)	(1.92)	(0.49)	—
6/30/2011	17.07	0.57	4.14	4.71	(0.47)	—
6/30/2010	15.32	0.37	1.77	2.14	(0.39)	—	(e)

142	Semiannual Report	| December 31, 2014 |	See accompanying Notes to Financial Statements

Net Asset Value, End of Period	Total Return (c)	Net Assets, End of Period (000s)	Ratio of Expenses to Average Net Assets with Fee Waiver/ Reimbursement		Ratio of Expenses to Average Net Assets without Fee Waiver/ Reimbursement		Ratio of Net Investment Income to Average Net Assets		Portfolio Turnover Rate

$21.36	(10.34)%	$554,576	1.28	%(d)	1.30	%(d)	1.49	%(d)	20%
24.17	18.25	924,201	1.24		1.29		2.01		33
20.80	12.08	855,773	1.22		1.30		2.10		19
18.80	(9.10)	686,507	1.23		1.31		2.42		38
21.20	27.48	837,409	1.21		1.31		2.12		48
16.97	13.53	652,504	1.35		1.35		1.64		35

$21.13	(10.65)%	$167,572	2.03	%(d)	2.05	%(d)	0.69	%(d)	20%
23.91	17.36	203,445	1.99		2.04		1.23		33
20.62	11.21	198,600	1.97		2.05		1.30		19
18.65	(9.76)	183,126	1.98		2.06		1.66		38
21.02	26.53	238,689	1.96		2.06		1.35		48
16.83	12.64	200,149	2.10		2.10		0.88		35

$21.33	(10.32)%	$89,910	1.28	%(d)	1.30	%(d)	1.43	%(d)	20%
24.14	18.24	103,483	1.24		1.29		1.91		33
20.77	12.10	126,786	1.22		1.30		2.13		19
18.78	(9.14)	105,295	1.23		1.31		2.57		38
21.18	27.52	95,223	1.21		1.31		2.13		48
16.95	13.53	68,374	1.36		1.37		1.40		35

$21.41	(10.45)%	$22,330	1.53	%(d)	1.55	%(d)	1.20	%(d)	20%
24.23	17.95	28,344	1.50		1.54		1.85		33
20.87	11.75	18,306	1.47		1.55		1.99		19
18.89	(9.30)	8,886	1.48		1.56		2.58		38
21.35	27.20	1,482	1.46		1.56		2.10		48
17.11	(3.22)	224	1.52	(d)	1.55	(d)	2.62	(d)	35

$21.45	(10.20)%	$705,154	1.03	%(d)	1.05	%(d)	1.61	%(d)	20%
24.28	18.54	500,111	0.99		1.04		2.24		33
20.88	12.35	458,708	0.97		1.05		2.34		19
18.90	(8.85)	366,717	0.98		1.06		2.67		38
21.31	27.81	390,799	0.96		1.06		2.75		48
17.07	13.76	102,442	1.08		1.08		2.04		35

See accompanying Notes to Financial Statements	| December 31, 2014 |	Semiannual Report	143

Financial Highlights (cont’d)

For a Share Outstanding for the Period ended:

	Net Asset Value, Beginning of Period	Net Investment Income (a)	Net Realized and Change in Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income	Fund Redemption Fees (a)(b)
AllianzGI NFJ International Value (cont’d)
Institutional Class
12/31/2014+	$24.29	$0.21	$(2.66)	$(2.45)	$(0.38)	$—
6/30/2014	20.88	0.52	3.36	3.88	(0.47)	—
6/30/2013	18.92	0.53	1.83	2.36	(0.40)	—
6/30/2012	21.33	0.55	(2.45)	(1.90)	(0.51)	—
6/30/2011	17.08	0.52	4.21	4.73	(0.48)	—
6/30/2010	15.32	0.38	1.77	2.15	(0.39)	—	(e)
Administrative Class
12/31/2014+	$24.25	$0.18	$(2.64)	$(2.46)	$(0.36)	$—
6/30/2014	20.83	0.46	3.36	3.82	(0.40)	—
6/30/2013	18.89	0.48	1.82	2.30	(0.36)	—
6/30/2012	21.32	0.50	(2.44)	(1.94)	(0.49)	—
6/30/2011	17.06	0.45	4.23	4.68	(0.42)	—
5/12/2010* - 6/30/2010	18.50	0.06	(1.31)	(1.25)	(0.19)	—	(e)
Class R6
12/31/2014+	$24.28	$0.17	$(2.61)	$(2.44)	$(0.41)	$—
12/19/2013* - 6/30/2014	22.59	0.59	1.30	1.89	(0.20)	—

+	Unaudited
*	Commencement of operations.
(a)	Calculated on average shares outstanding during the period.
(b)	Redemption fees eliminated effective May 1, 2009.
(c)	Total return is calculated assuming a purchase of a share on the first day of the period and a sale of a share on the last day of each period reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested. Total return does not reflect sales charges and includes the effect of fee waivers and reimbursements. Total return may reflect adjustments to conform to U.S. GAAP. Total investment return for a period of less than one year is not annualized.
(d)	Annualized.
(e)	Less than $0.01 per share.

144	Semiannual Report	| December 31, 2014 |	See accompanying Notes to Financial Statements

Net Asset Value, End of Period	Total Return (c)	Net Assets, End of Period (000s)	Ratio of Expenses to Average Net Assets with Fee Waiver/ Reimbursement		Ratio of Expenses to Average Net Assets without Fee Waiver/ Reimbursement		Ratio of Net Investment Income to Average Net Assets		Portfolio Turnover Rate

$21.46	(10.18)%	$1,146,685	0.93	%(d)	0.95	%(d)	1.78	%(d)	20%
24.29	18.68	1,392,488	0.89		0.94		2.29		33
20.88	12.49	1,311,993	0.87		0.95		2.50		19
18.92	(8.78)	887,388	0.88		0.96		2.88		38
21.33	27.88	646,022	0.86		0.96		2.56		48
17.08	13.90	383,171	0.98		0.99		2.06		35

$21.43	(10.27)%	$18,494	1.18	%(d)	1.20	%(d)	1.53	%(d)	20%
24.25	18.42	20,604	1.14		1.19		2.01		33
20.83	12.18	40,909	1.12		1.20		2.26		19
18.89	(8.98)	4,080	1.13		1.21		2.63		38
21.32	27.61	12	1.11		1.21		2.21		48
17.06	(6.79)	9	1.18	(d)	1.24	(d)	2.46	(d)	35

$21.43	(10.17)%	$57,670	0.88	%(d)	0.90	%(d)	1.52	%(d)	20%
24.28	8.38	1,441	0.87	(d)	0.89	(d)	4.65	(d)	33

See accompanying Notes to Financial Statements	| December 31, 2014 |	Semiannual Report	145

Financial Highlights (cont’d)

For a Share Outstanding for the Period ended:

	Net Asset Value, Beginning of Period	Net Investment Income (a)	Net Realized and Change in Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income
AllianzGI NFJ Large-Cap Value:
Class A
12/31/2014+	$21.13	$0.18	$0.61	$0.79	$(0.16)
6/30/2014	17.56	0.32	3.57	3.89	(0.32)
6/30/2013	14.56	0.32	3.03	3.35	(0.35)
6/30/2012	14.64	0.30	(0.06)	0.24	(0.32)
6/30/2011	11.62	0.28	3.03	3.31	(0.29)
6/30/2010	10.46	0.27	1.15	1.42	(0.26)
Class B
12/31/2014+	$21.36	$0.09	$0.63	$0.72	$(0.03)
6/30/2014	17.74	0.18	3.59	3.77	(0.15)
6/30/2013	14.60	0.20	3.05	3.25	(0.11)
6/30/2012	14.65	0.19	(0.06)	0.13	(0.18)
6/30/2011	11.60	0.17	3.04	3.21	(0.16)
6/30/2010	10.41	0.18	1.13	1.31	(0.12)
Class C
12/31/2014+	$21.22	$0.09	$0.62	$0.71	$(0.04)
6/30/2014	17.64	0.18	3.57	3.75	(0.17)
6/30/2013	14.53	0.20	3.04	3.24	(0.13)
6/30/2012	14.61	0.20	(0.06)	0.14	(0.22)
6/30/2011	11.59	0.18	3.02	3.20	(0.18)
6/30/2010	10.41	0.18	1.13	1.31	(0.13)
Class D
12/31/2014+	$21.33	$0.18	$0.61	$0.79	$(0.16)
6/30/2014	17.72	0.32	3.61	3.93	(0.32)
6/30/2013	14.58	0.32	3.04	3.36	(0.22)
6/30/2012	14.60	0.30	(0.06)	0.24	(0.26)
6/30/2011	11.59	0.28	3.02	3.30	(0.29)
6/30/2010	10.47	0.28	1.14	1.42	(0.30)
Class R
12/31/2014+	$21.26	$0.15	$0.62	$0.77	$(0.11)
6/30/2014	17.67	0.27	3.60	3.87	(0.28)
6/30/2013	14.63	0.28	3.04	3.32	(0.28)
6/30/2012	14.71	0.27	(0.06)	0.21	(0.29)
6/30/2011	11.67	0.25	3.04	3.29	(0.25)
6/30/2010	10.48	0.24	1.16	1.40	(0.21)
Class P
12/31/2014+	$21.42	$0.20	$0.63	$0.83	$(0.25)
6/30/2014	17.80	0.37	3.62	3.99	(0.37)
6/30/2013	14.78	0.37	3.07	3.44	(0.42)
6/30/2012	14.86	0.34	(0.06)	0.28	(0.36)
6/30/2011	11.79	0.32	3.07	3.39	(0.32)
6/30/2010	10.63	0.31	1.16	1.47	(0.31)

146	Semiannual Report	| December 31, 2014 |	See accompanying Notes to Financial Statements

Fund Redemption Fees (a)(b)		Net Asset Value, End of Period	Total Return (c)	Net Assets, End of Period (000s)	Ratio of Expenses to Average Net Assets		Ratio of Net Investment Income to Average Net Assets		Portfolio Turnover Rate

$—		$21.76	3.73%	$159,687	1.11	%(d)	1.63	%(d)	8%
—		21.13	22.30	172,182	1.11		1.65		22
—		17.56	23.21	164,174	1.11		2.00		23
—		14.56	1.83	164,440	1.11		2.17		27
—		14.64	28.69	208,662	1.11		2.07		19
—	(e)	11.62	13.37	220,368	1.11		2.23		26

$—		$22.05	3.35%	$1,407	1.86	%(d)	0.86	%(d)	8%
—		21.36	21.31	2,403	1.86		0.90		22
—		17.74	22.32	4,010	1.86		1.23		23
—		14.60	1.02	8,692	1.86		1.41		27
—		14.65	27.81	30,370	1.86		1.30		19
—	(e)	11.60	12.50	50,717	1.86		1.47		26

$—		$21.89	3.33%	$101,688	1.86	%(d)	0.88	%(d)	8%
—		21.22	21.35	103,838	1.86		0.90		22
—		17.64	22.35	97,106	1.86		1.25		23
—		14.53	1.06	102,906	1.86		1.42		27
—		14.61	27.74	125,271	1.86		1.31		19
—	(e)	11.59	12.48	120,375	1.86		1.48		26

$—		$21.96	3.72%	$39,287	1.11	%(d)	1.63	%(d)	8%
—		21.33	22.31	39,787	1.11		1.65		22
—		17.72	23.15	38,880	1.11		2.00		23
—		14.58	1.83	39,922	1.11		2.18		27
—		14.60	28.72	682,474	1.11		2.07		19
—	(e)	11.59	13.34	481,535	1.11		2.26		26

$—		$21.92	3.64%	$11,734	1.36	%(d)	1.39	%(d)	8%
—		21.26	22.00	11,546	1.36		1.40		22
—		17.67	22.86	8,507	1.36		1.76		23
—		14.63	1.55	9,694	1.36		1.91		27
—		14.71	28.41	11,483	1.36		1.81		19
—	(e)	11.67	13.17	10,627	1.36		1.99		26

$—		$22.00	3.89%	$18,221	0.86	%(d)	1.88	%(d)	8%
—		21.42	22.57	12,148	0.86		1.90		22
—		17.80	23.51	10,265	0.86		2.25		23
—		14.78	2.09	10,786	0.86		2.42		27
—		14.86	29.03	8,437	0.86		2.32		19
—	(e)	11.79	13.66	9,334	0.84		2.49		26

See accompanying Notes to Financial Statements	| December 31, 2014 |	Semiannual Report	147

Financial Highlights (cont’d)

For a Share Outstanding for the Period ended:

	Net Asset Value, Beginning of Period	Net Investment Income (a)	Net Realized and Change in Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income
AllianzGI NFJ Large-Cap Value (cont’d)
Institutional Class
12/31/2014+	$21.13	$0.21	$0.62	$0.83	$(0.25)
6/30/2014	17.56	0.39	3.57	3.96	(0.39)
6/30/2013	14.60	0.38	3.02	3.40	(0.44)
6/30/2012	14.68	0.35	(0.05)	0.30	(0.38)
6/30/2011	11.65	0.33	3.04	3.37	(0.34)
6/30/2010	10.51	0.32	1.16	1.48	(0.34)
Administrative Class
12/31/2014+	$21.26	$0.20	$0.61	$0.81	$(0.02)
6/30/2014	17.67	0.34	3.59	3.93	(0.34)
6/30/2013	14.66	0.34	3.05	3.39	(0.38)
6/30/2012	14.71	0.31	(0.06)	0.25	(0.30)
6/30/2011	11.67	0.30	3.04	3.34	(0.30)
6/30/2010	10.50	0.28	1.15	1.43	(0.26)

+	Unaudited
(a)	Calculated on average shares outstanding during the period.
(b)	Redemption fees eliminated effective May 1, 2009.
(c)	Total return is calculated assuming a purchase of a share on the first day of the period and a sale of a share on the last day of each period reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested. Total return does not reflect sales charges and includes the effect of fee waivers and reimbursements. Total return may reflect adjustments to conform to U.S. GAAP. Total return for a period of less than one year is not annualized.
(d)	Annualized.
(e)	Less than $0.01 per share.

148	Semiannual Report	| December 31, 2014 |	See accompanying Notes to Financial Statements

Fund Redemption Fees (a)(b)		Net Asset Value, End of Period	Total Return (c)	Net Assets, End of Period (000s)	Ratio of Expenses to Average Net Assets		Ratio of Net Investment Income to Average Net Assets		Portfolio Turnover Rate

$—		$21.71	3.95%	$434,500	0.76	%(d)	1.98	%(d)	8%
—		21.13	22.73	431,318	0.76		2.00		22
—		17.56	23.58	366,609	0.76		2.35		23
—		14.60	2.23	316,694	0.76		2.47		27
—		14.68	29.18	174,202	0.76		2.41		19
—	(e)	11.65	13.86	185,043	0.74		2.60		26

$—		$22.05	3.82%	$1,898	1.01	%(d)	1.82	%(d)	8%
—		21.26	22.38	6,391	1.01		1.76		22
—		17.67	23.28	6,830	1.01		2.10		23
—		14.66	1.95	6,807	1.01		2.18		27
—		14.71	28.88	19,590	1.01		2.16		19
—	(e)	11.67	13.46	13,382	0.98		2.33		26

See accompanying Notes to Financial Statements	| December 31, 2014 |	Semiannual Report	149

Financial Highlights (cont’d)

For a Share Outstanding for the Period ended:

	Net Asset Value, Beginning of Period	Net Investment Income (a)	Net Realized and Change in Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income	Fund Redemption Fees (a)(b)
AllianzGI NFJ Mid-Cap Value:
Class A
12/31/2014+	$25.52	$0.14	$0.12	$0.26	$(0.37)	$—
6/30/2014	20.33	0.29	5.10	5.39	(0.20)	—
6/30/2013	16.85	0.27	3.56	3.83	(0.35)	—
6/30/2012	17.73	0.21	(0.90)	(0.69)	(0.19)	—
6/30/2011	13.49	0.21	4.24	4.45	(0.21)	—
6/30/2010	11.22	0.27	2.20	2.47	(0.20)	—	(e)
Class B
12/31/2014+	$22.74	$0.04	$0.11	$0.15	$(0.13)	$—
6/30/2014	18.10	0.09	4.56	4.65	(0.01)	—
6/30/2013	14.83	0.10	3.17	3.27	— (f)	—
6/30/2012	15.55	0.06	(0.78)	(0.72)	— (f)	—
6/30/2011	11.78	0.07	3.72	3.79	(0.02)	—
6/30/2010	9.83	0.15	1.92	2.07	(0.12)	—	(e)
Class C
12/31/2014+	$21.66	$0.04	$0.10	$0.14	$(0.23)	$—
6/30/2014	17.30	0.10	4.34	4.44	(0.08)	—
6/30/2013	14.40	0.11	3.04	3.15	(0.25)	—
6/30/2012	15.19	0.07	(0.77)	(0.70)	(0.09)	—
6/30/2011	11.58	0.07	3.65	3.72	(0.11)	—
6/30/2010	9.67	0.14	1.89	2.03	(0.12)	—	(e)
Class D
12/31/2014+	$25.82	$0.13	$0.14	$0.27	$(0.38)	$—
6/30/2014	20.57	0.30	5.15	5.45	(0.20)	—
6/30/2013	17.02	0.27	3.61	3.88	(0.33)	—
6/30/2012	17.86	0.20	(0.90)	(0.70)	(0.14)	—
6/30/2011	13.60	0.22	4.27	4.49	(0.23)	—
6/30/2010	11.30	0.27	2.22	2.49	(0.19)	—	(e)
Class R
12/31/2014+	$22.48	$0.09	$0.12	$0.21	$(0.34)	$—
6/30/2014	17.95	0.21	4.49	4.70	(0.17)	—
6/30/2013	14.93	0.20	3.14	3.34	(0.32)	—
6/30/2012	15.75	0.15	(0.80)	(0.65)	(0.17)	—
6/30/2011	12.00	0.15	3.77	3.92	(0.17)	—
6/30/2010	10.00	0.21	1.96	2.17	(0.17)	—	(e)
Class P
12/31/2014+	$21.57	$0.15	$0.10	$0.25	$(0.49)	$—
6/30/2014	17.23	0.29	4.32	4.61	(0.27)	—
6/30/2013	14.38	0.26	3.04	3.30	(0.45)	—
6/30/2012	15.23	0.24	(0.79)	(0.55)	(0.30)	—
2/28/2011* - 6/30/2011	14.98	0.08	0.17	0.25	—	—

150	Semiannual Report	| December 31, 2014 |	See accompanying Notes to Financial Statements

Net Asset Value, End of Period	Total Return (c)	Net Assets, End of Period (000s)	Ratio of Expenses to Average Net Assets		Ratio of Net Investment Income to Average Net Assets		Portfolio Turnover Rate

$25.41	1.03%	$425,264	1.26	%(d)	1.08	%(d)	16%
25.52	26.63	459,875	1.26		1.28		40
20.33	22.94	409,581	1.26		1.46		28
16.85	(3.83)	397,102	1.26		1.25		27
17.73	33.15	467,858	1.26		1.27		55
13.49	21.95	399,876	1.26		1.99		24

$22.76	0.66%	$2,561	2.01	%(d)	0.31	%(d)	16%
22.74	25.67	3,366	2.01		0.45		40
18.10	22.05	4,824	2.01		0.59		28
14.83	(4.63)	12,728	2.01		0.38		27
15.55	32.19	53,608	2.01		0.52		55
11.78	21.01	67,547	2.01		1.28		24

$21.57	0.67%	$205,859	2.01	%(d)	0.33	%(d)	16%
21.66	25.72	217,181	2.01		0.53		40
17.30	22.02	194,591	2.01		0.71		28
14.40	(4.60)	188,453	2.01		0.50		27
15.19	32.19	232,335	2.01		0.52		55
11.58	21.02	209,921	2.01		1.25		24

$25.71	1.05%	$12,756	1.26	%(d)	1.04	%(d)	16%
25.82	26.60	11,794	1.26		1.27		40
20.57	22.98	10,958	1.26		1.44		28
17.02	(3.89)	12,397	1.26		1.16		27
17.86	33.15	38,286	1.26		1.29		55
13.60	22.01	7,821	1.26		2.01		24

$22.35	0.94%	$13,498	1.51	%(d)	0.83	%(d)	16%
22.48	26.29	14,103	1.51		1.01		40
17.95	22.59	12,738	1.51		1.21		28
14.93	(4.08)	12,287	1.51		0.99		27
15.75	32.82	15,530	1.51		1.02		55
12.00	21.73	13,304	1.51		1.75		24

$21.33	1.17%	$14,765	1.01	%(d)	1.43	%(d)	16%
21.57	26.92	6,687	1.01		1.50		40
17.23	23.28	6,707	1.01		1.64		28
14.38	(3.53)	3,276	1.01		1.68		27
15.23	1.67	75	1.00	(d)	1.63	(d)	55

See accompanying Notes to Financial Statements	| December 31, 2014 |	Semiannual Report	151

Financial Highlights (cont’d)

For a Share Outstanding for the Period ended:

	Net Asset Value, Beginning of Period	Net Investment Income (a)	Net Realized and Change in Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income	Fund Redemption Fees (a)(b)
AllianzGI NFJ Mid-Cap Value (cont’d)
Institutional Class
12/31/2014+	$26.99	$0.20	$0.12	$0.32	$(0.46)	$—
6/30/2014	21.49	0.41	5.38	5.79	(0.29)	—
6/30/2013	17.80	0.36	3.76	4.12	(0.43)	—
6/30/2012	18.72	0.32	(0.99)	(0.67)	(0.25)	—
6/30/2011	14.19	0.28	4.47	4.75	(0.22)	—
6/30/2010	11.78	0.34	2.30	2.64	(0.23)	—	(e)
Administrative Class
12/31/2014+	$26.23	$0.16	$0.12	$0.28	$(0.41)	$—
6/30/2014	20.89	0.32	5.25	5.57	(0.23)	—
6/30/2013	17.30	0.30	3.65	3.95	(0.36)	—
6/30/2012	18.19	0.23	(0.93)	(0.70)	(0.19)	—
6/30/2011	13.82	0.23	4.35	4.58	(0.21)	—
6/30/2010	11.50	0.30	2.24	2.54	(0.22)	—	(e)

+	Unaudited
*	Commencement of operations.
(a)	Calculated on average shares outstanding during the period.
(b)	Redemption fees eliminated effective May 1, 2009.
(c)	Total return is calculated assuming a purchase of a share on the first day of the period and a sale of a share on the last day of each period reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested. Total return does not reflect sales charges and includes the effect of fee waivers and reimbursements. Total return may reflect adjustments to conform to U.S. GAAP. Total return for a period of less than one year is not annualized.
(d)	Annualized.
(e)	Less than $0.01 per share.
(f)	Less than $(0.01) per share.

152	Semiannual Report	| December 31, 2014 |	See accompanying Notes to Financial Statements

Net Asset Value, End of Period	Total Return (c)	Net Assets, End of Period (000s)	Ratio of Expenses to Average Net Assets		Ratio of Net Investment Income to Average Net Assets		Portfolio Turnover Rate

$26.85	1.21%	$82,536	0.91	%(d)	1.44	%(d)	16%
26.99	27.09	89,928	0.91		1.66		40
21.49	23.39	66,059	0.91		1.84		28
17.80	(3.51)	50,843	0.91		1.80		27
18.72	33.61	24,763	0.91		1.64		55
14.19	22.40	16,402	0.90		2.39		24

$26.10	1.06%	$5,080	1.16	%(d)	1.20	%(d)	16%
26.23	26.77	4,961	1.16		1.36		40
20.89	23.07	4,737	1.16		1.56		28
17.30	(3.77)	4,630	1.16		1.32		27
18.19	33.28	6,683	1.16		1.39		55
13.82	22.10	7,726	1.15		2.17		24

See accompanying Notes to Financial Statements	| December 31, 2014 |	Semiannual Report	153

Financial Highlights (cont’d)

For a Share Outstanding for the Period ended:

	Net Asset Value, Beginning of Period	Net Investment Income (a)	Net Realized and Change in Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains
AllianzGI NFJ Small-Cap Value:
Class A
12/31/2014+	$35.24	$0.29	$(2.00)	$(1.71)	$(0.67)	$(7.12)
6/30/2014	31.96	0.39	6.96	7.35	(0.35)	(3.72)
6/30/2013	28.25	0.53	5.41	5.94	(0.38)	(1.85)
6/30/2012	30.67	0.39	(1.52)	(1.13)	(0.44)	(0.85)
6/30/2011	23.52	0.32	7.25	7.57	(0.42)	—
6/30/2010	19.25	0.45	4.26	4.71	(0.44)	—
Class B
12/31/2014+	$34.15	$0.16	$(1.96)	$(1.80)	$(0.44)	$(7.12)
6/30/2014	31.07	0.13	6.76	6.89	(0.09)	(3.72)
6/30/2013	27.46	0.30	5.25	5.55	(0.09)	(1.85)
6/30/2012	29.60	0.17	(1.46)	(1.29)	— (g)	(0.85)
6/30/2011	22.59	0.14	6.94	7.08	(0.07)	—
6/30/2010	18.50	0.27	4.09	4.36	(0.27)	—
Class C
12/31/2014+	$33.27	$0.16	$(1.91)	$(1.75)	$(0.48)	$(7.12)
6/30/2014	30.40	0.13	6.59	6.72	(0.13)	(3.72)
6/30/2013	26.97	0.29	5.16	5.45	(0.17)	(1.85)
6/30/2012	29.32	0.16	(1.44)	(1.28)	(0.22)	(0.85)
6/30/2011	22.50	0.11	6.93	7.04	(0.22)	—
6/30/2010	18.44	0.27	4.08	4.35	(0.29)	—
Class D
12/31/2014+	$36.37	$0.30	$(2.07)	$(1.77)	$(0.66)	$(7.12)
6/30/2014	32.86	0.40	7.17	7.57	(0.34)	(3.72)
6/30/2013	28.98	0.55	5.55	6.10	(0.37)	(1.85)
6/30/2012	31.42	0.40	(1.56)	(1.16)	(0.43)	(0.85)
6/30/2011	24.06	0.33	7.43	7.76	(0.40)	—
6/30/2010	19.68	0.47	4.34	4.81	(0.43)	—
Class R
12/31/2014+	$36.37	$0.26	$(2.08)	$(1.82)	$(0.58)	$(7.12)
6/30/2014	32.87	0.31	7.17	7.48	(0.26)	(3.72)
6/30/2013	28.96	0.47	5.56	6.03	(0.27)	(1.85)
6/30/2012	31.40	0.32	(1.55)	(1.23)	(0.36)	(0.85)
6/30/2011	24.07	0.26	7.42	7.68	(0.35)	—
6/30/2010	19.57	0.40	4.33	4.73	(0.23)	—
Class P
12/31/2014+	$37.36	$0.36	$(2.13)	$(1.77)	$(0.76)	$(7.12)
6/30/2014	33.59	0.48	7.37	7.85	(0.36)	(3.72)
6/30/2013	29.59	0.64	5.67	6.31	(0.46)	(1.85)
6/30/2012	32.06	0.47	(1.56)	(1.09)	(0.53)	(0.85)
6/30/2011	24.54	0.39	7.59	7.98	(0.46)	—
6/30/2010	20.08	0.54	4.44	4.98	(0.52)	—

154	Semiannual Report	| December 31, 2014 |	See accompanying Notes to Financial Statements

Total Dividends and Distributions	Fund Redemption Fees (a)(b)		Net Asset Value, End of Period		Total Return (c)		Net Assets, End of Period (000s)	Ratio of Expenses to Average Net Assets with Fee Waiver/ Reimbursement		Ratio of Expenses to Average Net Assets without Fee Waiver/ Reimbursement		Ratio of Net Investment Income to Average Net Assets		Portfolio Turnover Rate

$(7.79)	$—		$25.74		(4.40)%		$1,863,678	1.19	%(d)	1.22	%(d)	1.74	%(d)	20%
(4.07)	—		35.24		24.36		2,250,556	1.17		1.21		1.15		29
(2.23)	—		31.96		22.10		2,139,306	1.18		1.18		1.77		31
(1.29)	—		28.25	(e)	(3.48	)(e)	2,069,509	1.18		1.18		1.35		26
(0.42)	—		30.67		32.33		2,560,148	1.18		1.18		1.14		26
(0.44)	—	(f)	23.52		24.53		2,048,233	1.20		1.20		1.94		21

$(7.56)	$—		$24.79		(4.80)%		$7,228	1.94	%(d)	1.97	%(d)	0.99	%(d)	20%
(3.81)	—		34.15		23.45		8,849	1.92		1.96		0.39		29
(1.94)	—		31.07		21.20		10,026	1.93		1.93		1.02		31
(0.85)	—		27.46	(e)	(4.21	)(e)	12,678	1.93		1.93		0.60		26
(0.07)	—		29.60		31.36		38,545	1.93		1.93		0.54		26
(0.27)	—	(f)	22.59		23.59		78,482	1.95		1.95		1.22		21

$(7.60)	$—		$23.92		(4.80)%		$292,004	1.94	%(d)	1.97	%(d)	1.00	%(d)	20%
(3.85)	—		33.27		23.43		342,352	1.92		1.96		0.40		29
(2.02)	—		30.40		21.25		326,520	1.93		1.93		1.02		31
(1.07)	—		26.97	(e)	(4.22	)(e)	329,937	1.93		1.93		0.60		26
(0.22)	—		29.32		31.36		410,818	1.93		1.93		0.42		26
(0.29)	—	(f)	22.50		23.63		378,443	1.95		1.95		1.20		21

$(7.78)	$—		$26.82		(4.43)%		$102,684	1.19	%(d)	1.22	%(d)	1.74	%(d)	20%
(4.06)	—		36.37		24.37		121,356	1.17		1.21		1.15		29
(2.22)	—		32.86		22.14		118,418	1.18		1.18		1.77		31
(1.28)	—		28.98	(e)	(3.52	)(e)	119,903	1.18		1.18		1.35		26
(0.40)	—		31.42		32.33		150,210	1.18		1.18		1.16		26
(0.43)	—	(f)	24.06		24.57		131,235	1.20		1.20		2.00		21

$(7.70)	$—		$26.85		(4.55)%		$112,109	1.44	%(d)	1.47	%(d)	1.49	%(d)	20%
(3.98)	—		36.37		24.06		131,571	1.42		1.46		0.90		29
(2.12)	—		32.87		21.82		132,478	1.43		1.43		1.50		31
(1.21)	—		28.96	(e)	(3.73	)(e)	143,337	1.43		1.43		1.10		26
(0.35)	—		31.40		32.05		175,290	1.43		1.43		0.89		26
(0.23)	—	(f)	24.07		24.23		137,095	1.45		1.45		1.69		21

$(7.88)	$—		$27.71		(4.30)%		$118,150	0.94	%(d)	0.97	%(d)	2.03	%(d)	20%
(4.08)	—		37.36		24.68		93,195	0.92		0.96		1.34		29
(2.31)	—		33.59		22.43		125,247	0.93		0.93		2.03		31
(1.38)	—		29.59	(e)	(3.23	)(e)	117,040	0.93		0.93		1.58		26
(0.46)	—		32.06		32.64		82,009	0.93		0.93		1.32		26
(0.52)	—	(f)	24.54		24.94		52,661	0.94		0.94		2.24		21

See accompanying Notes to Financial Statements	| December 31, 2014 |	Semiannual Report	155

Financial Highlights (cont’d)

For a Share Outstanding for the Period ended:

	Net Asset Value, Beginning of Period	Net Investment Income (a)	Net Realized and Change in Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains
AllianzGI NFJ Small-Cap Value (cont’d)
Institutional Class
12/31/2014+	$37.46	$0.38	$(2.13)	$(1.75)	$(0.78)	$(7.12)
6/30/2014	33.73	0.56	7.36	7.92	(0.47)	(3.72)
6/30/2013	29.70	0.69	5.70	6.39	(0.51)	(1.85)
6/30/2012	32.17	0.52	(1.58)	(1.06)	(0.56)	(0.85)
6/30/2011	24.63	0.45	7.60	8.05	(0.51)	—
6/30/2010	20.13	0.57	4.45	5.02	(0.52)	—
Administrative Class
12/31/2014+	$35.19	$0.31	$(2.00)	$(1.69)	$(0.70)	$(7.12)
6/30/2014	31.92	0.44	6.95	7.39	(0.40)	(3.72)
6/30/2013	28.23	0.58	5.39	5.97	(0.43)	(1.85)
6/30/2012	30.65	0.43	(1.52)	(1.09)	(0.48)	(0.85)
6/30/2011	23.50	0.36	7.25	7.61	(0.46)	—
6/30/2010	19.24	0.49	4.25	4.74	(0.48)	—
Class R6
12/31/2014+	$37.47	$0.39	$(2.14)	$(1.75)	$(0.83)	$(7.12)
12/19/2013* - 6/30/2014	34.19	0.29	2.99	3.28	—	—

+	Unaudited
*	Commencement of operations.
(a)	Calculated on average shares outstanding during the period.
(b)	Redemption fees eliminated effective May 1, 2009.
(c)	Total return is calculated assuming a purchase of a share on the first day of the period and a sale of a share on the last day of each period reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested. Total return does not reflect sales charges and includes the effect of fee waivers and reimbursements. Total return may reflect adjustments to conform to U.S. GAAP. Total investment return for a period of less than one year is not annualized.
(d)	Annualized.
(e)	Payments from Affiliates increased the end of year net asset value and total return by less than $0.01 and 0.00%, respectively.
(f)	Less than $0.01 per share.
(g)	Less than $(0.01) per share.

156	Semiannual Report	| December 31, 2014 |	See accompanying Notes to Financial Statements

Total Dividends and Distributions	Fund Redemption Fees (a)(b)		Net Asset Value, End of Period		Total Return (c)		Net Assets, End of Period (000s)	Ratio of Expenses to Average Net Assets with Fee Waiver/ Reimbursement		Ratio of Expenses to Average Net Assets without Fee Waiver/ Reimbursement		Ratio of Net Investment Income to Average Net Assets		Portfolio Turnover Rate

$(7.90)	$—		$27.81		(4.23)%		$3,316,607	0.79	%(d)	0.87	%(d)	2.15	%(d)	20%
(4.19)	—		37.46		24.85		3,749,112	0.77		0.86		1.55		29
(2.36)	—		33.73		22.63		3,537,603	0.78		0.83		2.17		31
(1.41)	—		29.70	(e)	(3.11	)(e)	2,769,904	0.78		0.83		1.74		26
(0.51)	—		32.17		32.88		2,876,467	0.78		0.83		1.53		26
(0.52)	—	(f)	24.63		25.03		2,090,160	0.80		0.83		2.34		21

$(7.82)	$—		$25.68		(4.33)%		$912,736	1.04	%(d)	1.12	%(d)	1.89	%(d)	20%
(4.12)	—		35.19		24.55		1,220,261	1.02		1.11		1.30		29
(2.28)	—		31.92		22.30		1,209,716	1.03		1.08		1.92		31
(1.33)	—		28.23	(e)	(3.36	)(e)	1,266,720	1.03		1.08		1.50		26
(0.46)	—		30.65		32.54		1,577,240	1.03		1.08		1.27		26
(0.48)	—	(f)	23.50		24.75		1,069,772	1.05		1.08		2.09		21

$(7.95)	$—		$27.77		(4.23)%		$77,522	0.74	%(d)	0.82	%(d)	2.29	%(d)	20%
—	—		37.47		9.59		27,994	0.72		0.81		1.49		29

See accompanying Notes to Financial Statements	| December 31, 2014 |	Semiannual Report	157

Financial Highlights (cont’d)

For a Share Outstanding for the Period ended:

	Net Asset Value, Beginning of Period	Net Investment Income (Loss) (a)	Net Realized and Change in Unrealized Gain (Loss)	Total from Investment Operations	Distributions from Net Realized Capital Gains
AllianzGI Opportunity:
Class A
12/31/2014+	$30.49	$0.09	$(0.22)	$(0.13)	$(3.02)
6/30/2014	26.00	0.10	5.91	6.01	(1.52)
6/30/2013	24.38	(0.21)	2.57	2.36	(0.74)
6/30/2012	29.61	(0.30)	(4.26)	(4.56)	(0.67)
6/30/2011	22.12	(0.28)	7.77	7.49	—
6/30/2010	18.85	(0.20)	3.47	3.27	—
Class B
12/31/2014+	$20.89	$(0.02)	$(0.17)	$(0.19)	$(3.02)
6/30/2014	18.35	(0.08)	4.14	4.06	(1.52)
6/30/2013	17.56	(0.29)	1.82	1.53	(0.74)
6/30/2012	21.71	(0.35)	(3.13)	(3.48)	(0.67)
6/30/2011	16.35	(0.35)	5.71	5.36	—
6/30/2010	14.04	(0.27)	2.58	2.31	—
Class C
12/31/2014+	$20.88	$(0.01)	$(0.18)	$(0.19)	$(3.02)
6/30/2014	18.34	(0.09)	4.15	4.06	(1.52)
6/30/2013	17.55	(0.28)	1.81	1.53	(0.74)
6/30/2012	21.71	(0.35)	(3.14)	(3.49)	(0.67)
6/30/2011	16.34	(0.36)	5.73	5.37	—
6/30/2010	14.03	(0.28)	2.59	2.31	—
Class D
12/31/2014+	$22.29	$0.07	$(0.18)	$(0.11)	$(3.02)
6/30/2014	19.36	0.08	4.37	4.45	(1.52)
6/30/2013	18.34	(0.15)	1.91	1.76	(0.74)
6/30/2012	22.48	(0.23)	(3.24)	(3.47)	(0.67)
6/30/2011	16.79	(0.22)	5.91	5.69	—
6/30/2010	14.32	(0.15)	2.62	2.47	—
Class R
12/31/2014+	$21.41	$0.04	$(0.17)	$(0.13)	$(3.02)
6/30/2014	18.70	0.08	4.15	4.23	(1.52)
6/30/2013	17.78	(0.21)	1.87	1.66	(0.74)
6/30/2012	21.87	(0.26)	(3.16)	(3.42)	(0.67)
6/30/2011	16.39	(0.24)	5.72	5.48	—
11/2/2009* - 6/30/2010	14.80	(0.14)	1.73	1.59	—
Class P
12/31/2014+	$22.36	$0.10	$(0.19)	$(0.09)	$(3.02)
6/30/2014	19.37	0.13	4.38	4.51	(1.52)
6/30/2013	18.31	(0.12)	1.92	1.80	(0.74)
6/30/2012	22.38	(0.18)	(3.22)	(3.40)	(0.67)
6/30/2011	16.69	(0.17)	5.86	5.69	—
6/30/2010	14.18	(0.11)	2.62	2.51	—

158	Semiannual Report	| December 31, 2014 |	See accompanying Notes to Financial Statements

Fund Redemption Fees (a)(b)		Net Asset Value, End of Period	Total Return (c)	Net Assets, End of Period (000s)	Ratio of Expenses to Average Net Assets with Fee Waiver/ Reimbursement		Ratio of Expenses to Average Net Assets without Fee Waiver/ Reimbursement		Ratio of Net Investment Income (Loss) to Average Net Assets		Portfolio Turnover Rate

$—		$27.34	(0.18)%	$39,778	1.26	%(d)	1.31	%(d)	0.61	%(d)	87%
—		30.49	23.37	44,437	1.26		1.31		0.33		181
—		26.00	10.05	43,572	1.29		1.32		(0.86)		191
—		24.38	(15.21)	54,698	1.31		1.31		(1.18)		130
—		29.61	33.86	77,183	1.31		1.31		(1.08)		112
—	(e)	22.12	17.35	74,413	1.31		1.31		(0.90)		129

$—		$17.68	(0.56)%	$224	2.01	%(d)	2.06	%(d)	(0.19	)%(d)	87%
—		20.89	22.44	353	2.01		2.06		(0.40)		181
—		18.35	9.20	494	2.04		2.07		(1.67)		191
—		17.56	(15.78)	1,125	2.06		2.06		(1.93)		130
—		21.71	32.78	3,345	2.06		2.06		(1.82)		112
—	(e)	16.35	16.45	4,842	2.06		2.06		(1.66)		129

$—		$17.67	(0.56)%	$45,815	2.01	%(d)	2.06	%(d)	(0.14	)%(d)	87%
—		20.88	22.45	51,328	2.01		2.06		(0.42)		181
—		18.34	9.21	49,022	2.04		2.07		(1.60)		191
—		17.55	(15.83)	56,119	2.06		2.06		(1.93)		130
—		21.71	32.86	79,572	2.06		2.06		(1.82)		112
—	(e)	16.34	16.46	67,482	2.06		2.06		(1.66)		129

$—		$19.16	(0.16)%	$565	1.26	%(d)	1.31	%(d)	0.63	%(d)	87%
—		22.29	23.32	598	1.26		1.31		0.36		181
—		19.36	10.09	621	1.29		1.32		(0.80)		191
—		18.34	(15.18)	667	1.31		1.31		(1.18)		130
—		22.48	33.89	2,758	1.31		1.31		(1.06)		112
—	(e)	16.79	17.25	998	1.31		1.31		(0.89)		129

$—		$18.26	(0.26)%	$71	1.51	%(d)	1.56	%(d)	0.40	%(d)	87%
—		21.41	22.95	66	1.51		1.56		0.37		181
—		18.70	9.83	55	1.54		1.57		(1.18)		191
—		17.78	(15.38)	161	1.56		1.56		(1.43)		130
—		21.87	33.44	199	1.56		1.56		(1.16)		112
—	(e)	16.39	10.74	20	1.56	(d)	1.56	(d)	(1.21	)(d)	129

$—		$19.25	(0.07)%	$1,048	1.01	%(d)	1.06	%(d)	0.93	%(d)	87%
—		22.36	23.62	816	1.01		1.06		0.59		181
—		19.37	10.33	873	1.04		1.07		(0.65)		191
—		18.31	(14.93)	1,466	1.06		1.06		(0.93)		130
—		22.38	34.09	2,672	1.06		1.06		(0.83)		112
—	(e)	16.69	17.70	2,627	1.05		1.05		(0.63)		129

See accompanying Notes to Financial Statements	| December 31, 2014 |	Semiannual Report	159

Financial Highlights (cont’d)

For a Share Outstanding for the Period ended:

	Net Asset Value, Beginning of Period	Net Investment Income (Loss) (a)	Net Realized and Change in Unrealized Gain (Loss)	Total from Investment Operations	Distributions from Net Realized Capital Gains
AllianzGI Opportunity (cont’d)
Institutional Class
12/31/2014+	$25.80	$0.11	$(0.18)	$(0.07)	$(3.02)
6/30/2014	22.13	0.15	5.04	5.19	(1.52)
6/30/2013	20.79	(0.13)	2.21	2.08	(0.74)
6/30/2012	25.28	(0.18)	(3.64)	(3.82)	(0.67)
6/30/2011	18.83	(0.16)	6.61	6.45	—
6/30/2010	15.99	(0.11)	2.95	2.84	—
Administrative Class
12/31/2014+	$24.76	$0.09	$(0.19)	$(0.10)	$(3.02)
6/30/2014	21.34	0.16	4.78	4.94	(1.52)
6/30/2013	20.13	(0.16)	2.11	1.95	(0.74)
6/30/2012	24.57	(0.22)	(3.55)	(3.77)	(0.67)
6/30/2011	18.34	(0.21)	6.44	6.23	—
6/30/2010	15.61	(0.15)	2.88	2.73	—

+	Unaudited
*	Commencement of operations.
(a)	Calculated on average shares outstanding during the period.
(b)	Redemption fees eliminated effective May 1, 2009.
(c)	Total return is calculated assuming a purchase of a share on the first day of the period and a sale of a share on the last day of each period reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested. Total return does not reflect sales charges and includes the effect of fee waivers and reimbursements. Total return may reflect adjustments to conform to U.S. GAAP. Total return for a period of less than one year is not annualized.
(d)	Annualized.
(e)	Less than $0.01 per share.

160	Semiannual Report	| December 31, 2014 |	See accompanying Notes to Financial Statements

Fund Redemption Fees (a)(b)		Net Asset Value, End of Period	Total Return (c)	Net Assets, End of Period (000s)	Ratio of Expenses to Average Net Assets with Fee Waiver/ Reimbursement		Ratio of Expenses to Average Net Assets without Fee Waiver/ Reimbursement		Ratio of Net Investment Income (Loss) to Average Net Assets		Portfolio Turnover Rate

$—		$22.71	0.02%	$3,615	0.91	%(d)	0.96	%(d)	0.89	%(d)	87%
—		25.80	23.76	8,399	0.91		0.96		0.62		181
—		22.13	10.44	12,245	0.94		0.97		(0.60)		191
—		20.79	(14.88)	51,981	0.96		0.96		(0.83)		130
—		25.28	34.25	138,162	0.96		0.96		(0.72)		112
—	(e)	18.83	17.76	115,280	0.95		0.95		(0.56)		129

$—		$21.64	(0.10)%	$142	1.16	%(d)	1.21	%(d)	0.74	%(d)	87%
—		24.76	23.45	139	1.16		1.21		0.65		181
—		21.34	10.13	188	1.19		1.22		(0.79)		191
—		20.13	(15.11)	285	1.21		1.21		(1.07)		130
—		24.57	33.97	2,838	1.21		1.21		(0.97)		112
—	(e)	18.34	17.49	2,036	1.21		1.21		(0.77)		129

See accompanying Notes to Financial Statements	| December 31, 2014 |	Semiannual Report	161

Financial Highlights (cont’d)

For a Share Outstanding for the Period ended:

	Net Asset Value, Beginning of Period	Net Investment Income (Loss) (a)		Net Realized and Change in Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains
AllianzGI Small-Cap Blend:
Class A
12/31/2014+	$18.28	$0.07		$(0.13)	$(0.06)	$(0.05)	$(0.84)
7/2/2013* - 6/30/2014	15.00	0.08		3.38	3.46	(0.06)	(0.12)
Class C
12/31/2014+	$18.16	$—	(d)	$(0.13)	$(0.13)	$— (e)	$(0.84)
7/2/2013* - 6/30/2014	15.00	(0.07)		3.40	3.33	(0.05)	(0.12)
Class D
12/31/2014+	$18.31	$0.08		$(0.15)	$(0.07)	$(0.10)	$(0.84)
7/2/2013* - 6/30/2014	15.00	0.05		3.42	3.47	(0.04)	(0.12)
Class P
12/31/2014+	$18.33	$0.09		$(0.13)	$(0.04)	$(0.08)	$(0.84)
7/2/2013* - 6/30/2014	15.00	0.10		3.41	3.51	(0.06)	(0.12)
Institutional Class
12/31/2014+	$18.34	$0.10		$(0.13)	$(0.03)	$(0.10)	$(0.84)
7/2/2013* - 6/30/2014	15.00	0.11		3.42	3.53	(0.07)	(0.12)

+	Unaudited
*	Commencement of operations.
(a)	Calculated on average shares outstanding during the period.
(b)	Total return is calculated assuming a purchase of a share on the first day of the period and a sale of a share on the last day of each period reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested. Total return does not reflect sales charges and includes the effect of fee waivers and reimbursements. Total return may reflect adjustments to conform to U.S. GAAP. Total investment return for a period of less than one year is not annualized.
(c)	Annualized.
(d)	Less than $0.01 per share.
(e)	Less than $(0.01) per share.

162	Semiannual Report	| December 31, 2014 |	See accompanying Notes to Financial Statements

Total Dividends and Distributions	Net Asset Value, End of Period	Total Return (b)	Net Assets, End of Period (000s)	Ratio of Expenses to Average Net Assets with Fee Waiver/ Reimbursement		Ratio of Expenses to Average Net Assets without Fee Waiver/ Reimbursement		Ratio of Net Investment Income (Loss) to Average Net Assets		Portfolio Turnover Rate

$(0.89)	$17.33	(0.21)%	$99	1.32	%(c)	1.32	%(c)	0.74	%(c)	59%
(0.18)	18.28	23.15	103	1.31	(c)	3.19	(c)	0.46	(c)	119

$(0.84)	$17.19	(0.58)%	$66	2.07	%(c)	2.07	%(c)	0.05	%(c)	59%
(0.17)	18.16	22.28	39	2.06	(c)	3.99	(c)	(0.38	)(c)	119

$(0.94)	$17.30	(0.22)%	$76	1.32	%(c)	1.32	%(c)	0.88	%(c)	59%
(0.16)	18.31	23.16	25	1.31	(c)	3.44	(c)	0.30	(c)	119

$(0.92)	$17.37	(0.09)%	$12	1.07	%(c)	1.07	%(c)	0.99	%(c)	59%
(0.18)	18.33	23.43	13	1.06	(c)	3.40	(c)	0.56	(c)	119

$(0.94)	$17.37	(0.04)%	$6,504	0.97	%(c)	0.97	%(c)	1.10	%(c)	59%
(0.19)	18.34	23.56	6,277	0.96	(c)	3.30	(c)	0.66	(c)	119

See accompanying Notes to Financial Statements	| December 31, 2014 |	Semiannual Report	163

Financial Highlights (cont’d)

For a Share Outstanding for the Period ended:

	Net Asset Value, Beginning of Period	Net Investment Loss (a)	Net Realized and Change in Unrealized Gain (Loss)	Total from Investment Operations	Distributions from Net Realized Capital Gains	Fund Redemption Fees (a)(b)
AllianzGI Technology:
Class A
12/31/2014+	$63.49	$(0.25)	$3.47	$3.22	$(11.29)	$—
6/30/2014	50.70	(0.54)	17.81	17.27	(4.48)	—
6/30/2013	45.66	(0.30)	8.11	7.81	(2.77)	—
6/30/2012	50.94	(0.42)	(4.86)	(5.28)	—	—
6/30/2011	35.09	(0.61)	16.46	15.85	—	—
6/30/2010	28.95	(0.43)	6.57	6.14	—	—	(f)
Class B
12/31/2014+	$56.48	$(0.43)	$3.07	$2.64	$(11.29)	$—
6/30/2014	45.84	(0.88)	16.00	15.12	(4.48)	—
6/30/2013	41.84	(0.58)	7.35	6.77	(2.77)	—
6/30/2012	47.03	(0.70)	(4.49)	(5.19)	—	—
6/30/2011	32.65	(0.87)	15.25	14.38	—	—
6/30/2010	27.13	(0.65)	6.17	5.52	—	—	(f)
Class C
12/31/2014+	$56.46	$(0.43)	$3.07	$2.64	$(11.29)	$—
6/30/2014	45.82	(0.88)	16.00	15.12	(4.48)	—
6/30/2013	41.83	(0.59)	7.35	6.76	(2.77)	—
6/30/2012	47.01	(0.70)	(4.48)	(5.18)	—	—
6/30/2011	32.63	(0.89)	15.27	14.38	—	—
6/30/2010	27.12	(0.65)	6.16	5.51	—	—	(f)
Class D
12/31/2014+	$62.69	$(0.24)	$3.42	$3.18	$(11.29)	$—
6/30/2014	50.10	(0.54)	17.61	17.07	(4.48)	—
6/30/2013	45.16	(0.30)	8.01	7.71	(2.77)	—
6/30/2012	50.38	(0.42)	(4.80)	(5.22)	—	—
6/30/2011	34.71	(0.60)	16.27	15.67	—	—
6/30/2010	28.63	(0.44)	6.52	6.08	—	—	(f)
Class P
12/31/2014+	$66.74	$(0.18)	$3.66	$3.48	$(11.29)	$—
6/30/2014	52.97	(0.42)	18.67	18.25	(4.48)	—
6/30/2013	47.48	(0.18)	8.44	8.26	(2.77)	—
6/30/2012	52.83	(0.31)	(5.04)	(5.35)	—	—
6/30/2011	36.32	(0.51)	17.02	16.51	—	—
6/30/2010	29.89	(0.40)	6.83	6.43	—	—	(f)

164	Semiannual Report	| December 31, 2014 |	See accompanying Notes to Financial Statements

Net Asset Value, End of Period		Total Return (c)		Net Assets, End of Period (000s)	Ratio of Expenses to Average Net Assets		Ratio of Net Investment Loss to Average Net Assets		Portfolio Turnover Rate

$55.42		5.17%		$333,137	1.59	%(d)	(0.77	)%(d)	75%
63.49		35.10		330,421	1.59		(0.92)		152
50.70		17.95		259,132	1.57		(0.63)		161
45.66		(10.37)		258,603	1.58		(0.91)		176
50.94	(e)	45.17	(e)	358,971	1.60		(1.31)		171
35.09	(e)	21.17	(e)	265,428	1.65		(1.26)		199

$47.83		4.77%		$1,323	2.34	%(d)	(1.50	)%(d)	75%
56.48		34.06		2,009	2.34		(1.67)		152
45.84		17.10		2,666	2.32		(1.36)		161
41.84		(11.04)		4,824	2.33		(1.66)		176
47.03	(e)	44.04	(e)	11,686	2.35		(2.07)		171
32.65	(e)	20.27	(e)	13,773	2.40		(2.02)		199

$47.81		4.78%		$127,616	2.34	%(d)	(1.52	)%(d)	75%
56.46		34.08		127,243	2.34		(1.67)		152
45.82		17.08		104,421	2.32		(1.37)		161
41.83		(11.02)		108,200	2.33		(1.66)		176
47.01	(e)	44.07	(e)	140,676	2.35		(2.07)		171
32.63	(e)	20.28	(e)	106,113	2.40		(2.02)		199

$54.58		5.17%		$165,917	1.59	%(d)	(0.77	)%(d)	75%
62.69		35.09		171,101	1.59		(0.92)		152
50.10		17.95		154,286	1.57		(0.64)		161
45.16		(10.36)		132,654	1.58		(0.92)		176
50.38	(e)	45.15	(e)	186,348	1.60		(1.32)		171
34.71	(e)	21.20	(e)	150,734	1.65		(1.27)		199

$58.93		5.31%		$50,232	1.34	%(d)	(0.53	)%(d)	75%
66.74		35.43		45,425	1.34		(0.67)		152
52.97		18.24		33,833	1.32		(0.38)		161
47.48		(10.13)		36,159	1.33		(0.66)		176
52.83	(e)	45.46	(e)	59,233	1.35		(1.02)		171
36.32	(e)	21.48	(e)	16,111	1.38		(1.09)		199

See accompanying Notes to Financial Statements	| December 31, 2014 |	Semiannual Report	165

Financial Highlights (cont’d)

For a Share Outstanding for the Period ended:

	Net Asset Value, Beginning of Period	Net Investment Loss (a)	Net Realized and Change in Unrealized Gain (Loss)	Total from Investment Operations	Distributions from Net Realized Capital Gains	Fund Redemption Fees (a)(b)
AllianzGI Technology (cont’d)
Institutional Class
12/31/2014+	$67.21	$(0.14)	$3.68	$3.54	$(11.29)	$—
6/30/2014	53.27	(0.36)	18.78	18.42	(4.48)	—
6/30/2013	47.68	(0.14)	8.50	8.36	(2.77)	—
6/30/2012	53.01	(0.27)	(5.06)	(5.33)	—	—
6/30/2011	36.39	(0.47)	17.09	16.62	—	—
6/30/2010	29.91	(0.33)	6.81	6.48	—	—	(f)
Administrative Class
12/31/2014+	$65.40	$(0.22)	$3.57	$3.35	$(11.29)	$—
6/30/2014	52.06	(0.50)	18.32	17.82	(4.48)	—
6/30/2013	46.77	(0.25)	8.31	8.06	(2.77)	—
6/30/2012	52.13	(0.38)	(4.98)	(5.36)	—	—
6/30/2011	35.88	(0.58)	16.83	16.25	—	—
6/30/2010	29.56	(0.41)	6.73	6.32	—	—	(f)

+	Unaudited
(a)	Calculated on average shares outstanding during the period.
(b)	Redemption fees eliminated effective May 1, 2009.
(c)	Total return is calculated assuming a purchase of a share on the first day of the period and a sale of a share on the last day of each period reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested. Total return does not reflect sales charges and includes the effect of fee waivers and reimbursements. Total return may reflect adjustments to conform to U.S. GAAP. Total investment return for a period of less than one year is not annualized.
(d)	Annualized.
(e)	Payments from Affiliates increased net asset value and total return by less than $0.01 and 0.01%, respectively.
(f)	Less than $0.01 per share.

166	Semiannual Report	| December 31, 2014 |	See accompanying Notes to Financial Statements

Net Asset Value, End of Period		Total Return (c)		Net Assets, End of Period (000s)	Ratio of Expenses to Average Net Assets		Ratio of Net Investment Loss to Average Net Assets		Portfolio Turnover Rate

$59.46		5.36%		$585,021	1.24	%(d)	(0.42	)%(d)	75%
67.21		35.56		544,216	1.24		(0.57)		152
53.27		18.38		399,840	1.22		(0.28)		161
47.68		(10.05)		377,526	1.23		(0.56)		176
53.01	(e)	45.67	(e)	443,233	1.25		(0.97)		171
36.39	(e)	21.63	(e)	331,567	1.28		(0.92)		199

$57.46		5.22%		$69,380	1.49	%(d)	(0.67	)%(d)	75%
65.40		35.25		65,147	1.49		(0.82)		152
52.06		18.06		49,124	1.47		(0.53)		161
46.77		(10.28)		48,897	1.48		(0.81)		176
52.13	(e)	45.29	(e)	71,805	1.50		(1.21)		171
35.88	(e)	21.34	(e)	40,594	1.54		(1.17)		199

See accompanying Notes to Financial Statements	| December 31, 2014 |	Semiannual Report	167

Financial Highlights (cont’d)

For a Share Outstanding for the Period ended:

	Net Asset Value, Beginning of Period	Net Investment Income (Loss) (a)	Net Realized and Change in Unrealized Gain	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains
AllianzGI U.S. Managed Volatility:
Class A
12/31/2014+	$15.04	$0.14	$0.42	$0.56	$(0.19)	$(1.11)
6/30/2014	13.39	0.22	1.84	2.06	(0.19)	(0.22)
6/30/2013	13.62	0.33	1.22	1.55	(0.33)	(1.45)
6/30/2012	14.32	0.20	0.34	0.54	(0.05)	(1.19)
6/30/2011	11.06	0.08	3.26	3.34	(0.08)	—
6/30/2010	10.02	0.04	1.05	1.09	(0.05)	—
Class B
12/31/2014+	$13.97	$0.07	$0.40	$0.47	$— (d)	$(1.11)
6/30/2014	12.39	0.08	1.72	1.80	— (d)	(0.22)
6/30/2013	12.69	0.23	1.11	1.34	(0.19)	(1.45)
6/30/2012	13.48	0.09	0.31	0.40	— (d)	(1.19)
6/30/2011	10.42	(0.01)	3.07	3.06	— (d)	—
6/30/2010	9.48	(0.04)	0.98	0.94	— (d)	—
Class C
12/31/2014+	$13.90	$0.08	$0.38	$0.46	$(0.10)	$(1.11)
6/30/2014	12.38	0.10	1.70	1.80	(0.06)	(0.22)
6/30/2013	12.70	0.23	1.11	1.34	(0.21)	(1.45)
6/30/2012	13.49	0.10	0.30	0.40	— (d)	(1.19)
6/30/2011	10.43	(0.01)	3.07	3.06	— (d)	—
6/30/2010	9.48	(0.04)	0.99	0.95	— (d)	—
Class D
12/31/2014+	$15.09	$0.14	$0.43	$0.57	$(0.18)	$(1.11)
6/30/2014	13.37	0.21	1.85	2.06	(0.12)	(0.22)
6/30/2013	13.59	0.32	1.22	1.54	(0.31)	(1.45)
6/30/2012	14.32	0.22	0.31	0.53	(0.07)	(1.19)
6/30/2011	11.06	0.09	3.26	3.35	(0.09)	—
6/30/2010	10.02	0.04	1.06	1.10	(0.06)	—
Class P
12/31/2014+	$15.56	$0.18	$0.42	$0.60	$(0.24)	$(1.11)
6/30/2014	13.79	0.23	1.93	2.16	(0.17)	(0.22)
6/30/2013	13.98	0.38	1.24	1.62	(0.36)	(1.45)
6/30/2012	14.70	0.25	0.33	0.58	(0.11)	(1.19)
6/30/2011	11.35	0.12	3.35	3.47	(0.12)	—
6/30/2010	10.28	0.07	1.09	1.16	(0.09)	—

168	Semiannual Report	| December 31, 2014 |	See accompanying Notes to Financial Statements

Total Dividends and Distributions	Net Asset Value, End of Period	Total Return (b)	Net Assets, End of Period (000s)	Ratio of Expenses to Average Net Assets		Ratio of Net Investment Income (Loss) to Average Net Assets		Portfolio Turnover Rate

$(1.30)	$14.30	3.73%	$14,809	0.96	%(c)	1.83	%(c)	80%
(0.41)	15.04	15.62	15,055	0.96		1.58		122
(1.78)	13.39	13.02	8,183	0.96		2.51		86
(1.24)	13.62	4.63	6,412	1.08		1.52		199
(0.08)	14.32	30.27	7,838	1.17		0.62		138
(0.05)	11.06	10.85	6,156	1.17		0.35		135

$(1.11)	$13.33	3.37%	$168	1.71	%(c)	1.00	%(c)	80%
(0.22)	13.97	14.67	230	1.71		0.61		122
(1.64)	12.39	12.17	577	1.71		1.82		86
(1.19)	12.69	3.85	880	1.83		0.69		199
— (d)	13.48	29.37	1,655	1.92		(0.06)		138
— (d)	10.42	9.92	2,395	1.92		(0.40)		135

$(1.21)	$13.15	3.34%	$2,165	1.71	%(c)	1.11	%(c)	80%
(0.28)	13.90	14.69	1,881	1.71		0.75		122
(1.66)	12.38	12.15	1,904	1.71		1.82		86
(1.19)	12.70	3.85	2,540	1.83		0.79		199
— (d)	13.49	29.34	3,408	1.92		(0.11)		138
— (d)	10.43	10.02	3,131	1.92		(0.41)		135

$(1.29)	$14.37	3.78%	$596	0.96	%(c)	1.81	%(c)	80%
(0.34)	15.09	15.59	735	0.96		1.52		122
(1.76)	13.37	12.95	1,405	0.96		2.39		86
(1.26)	13.59	4.61	707	1.08		1.66		199
(0.09)	14.32	30.31	605	1.17		0.65		138
(0.06)	11.06	10.90	537	1.17		0.35		135

$(1.35)	$14.81	3.88%	$430	0.71	%(c)	2.29	%(c)	80%
(0.39)	15.56	15.92	181	0.71		1.62		122
(1.81)	13.79	13.30	235	0.71		2.78		86
(1.30)	13.98	4.86	82	0.83		1.87		199
(0.12)	14.70	30.62	58	0.92		0.89		138
(0.09)	11.35	11.19	36	0.90		0.58		135

See accompanying Notes to Financial Statements	| December 31, 2014 |	Semiannual Report	169

Financial Highlights (cont’d)

For a Share Outstanding for the Period ended:

	Net Asset Value, Beginning of Period	Net Investment Income (Loss) (a)	Net Realized and Change in Unrealized Gain	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains
AllianzGI U.S. Managed Volatility (cont’d)
Institutional Class
12/31/2014+	$15.60	$0.18	$0.44	$0.62	$(0.25)	$(1.11)
6/30/2014	13.86	0.28	1.89	2.17	(0.21)	(0.22)
6/30/2013	14.04	0.35	1.29	1.64	(0.37)	(1.45)
6/30/2012	14.73	0.25	0.35	0.60	(0.10)	(1.19)
6/30/2011	11.36	0.16	3.34	3.50	(0.13)	—
6/30/2010	10.29	0.08	1.08	1.16	(0.09)	—

+	Unaudited
(a)	Calculated on average shares outstanding during the period.
(b)	Total return is calculated assuming a purchase of a share on the first day of the period and a sale of a share on the last day of each period reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested. Total return does not reflect sales charges and includes the effect of fee waivers and reimbursements. Total return may reflect adjustments to conform to U.S. GAAP. Total return for a period of less than one year is not annualized.
(c)	Annualized.
(d)	Less than $(0.01) per share.

170	Semiannual Report	| December 31, 2014 |	See accompanying Notes to Financial Statements

Total Dividends and Distributions	Net Asset Value, End of Period	Total Return (b)	Net Assets, End of Period (000s)	Ratio of Expenses to Average Net Assets		Ratio of Net Investment Income (Loss) to Average Net Assets		Portfolio Turnover Rate

$(1.36)	$14.86	3.99%	$62,955	0.61	%(c)	2.26	%(c)	80%
(0.43)	15.60	15.96	61,254	0.61		1.89		122
(1.82)	13.86	13.36	42,595	0.61		2.52		86
(1.29)	14.04	5.00	7,857	0.73		1.86		199
(0.13)	14.73	30.86	10,085	0.82		1.22		138
(0.09)	11.36	11.22	26,948	0.80		0.70		135

See accompanying Notes to Financial Statements	| December 31, 2014 |	Semiannual Report	171

Notes to Financial Statements

December 31, 2014 (Unaudited)

1.	ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Allianz Funds (the “Trust”) is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company organized as a Massachusetts business trust, and accordingly, follows the investment company accounting and reporting guidance of the Financial Accounting Standard Board (“FASB”) Accounting Standard Codification Topic 946 Financial Services—Investment Companies. As of December 31, 2014 the Trust consisted of eighteen separate investment funds (each a “Fund” and collectively, the “Funds”). Allianz Global Investors Fund Management LLC (“AGIFM” or the “Investment Adviser” ) serves as the Funds’ investment adviser and the Funds’ sub-advisers are Allianz Global Investors U.S. LLC (“AllianzGI U.S.”) and NFJ Investment Group LLC (“NFJ”) (collectively the “Sub-Advisers”), each an affiliate of the Investment Adviser. The Investment Adviser and the Sub-Advisers are indirect wholly-owned subsidiaries of Allianz Asset Management of America L.P. (“AAM”). AAM is an indirect, wholly-owned subsidiary of Allianz SE, a publicly traded European insurance and financial services company. Currently, the Trust may offer up to eight classes of shares to new and existing investors: A, C, D, R, P, Institutional, R6 and Administrative. As of November 1, 2009, Class B shares were no longer available for purchase, except through exchanges and dividend reinvestments. These financial statements pertain to all Funds offered by the Trust.

The following Funds sold and issued shares of beneficial interest to Allianz Fund Investments, Inc. (“AFI”), an indirect wholly-owned subsidiary of Allianz SE, during the year ended June 30, 2014 and the six months ended December 31, 2014:

AllianzGI Health Sciences
Class	Date	Shares	Amount
Institutional	12/22/14	299	$10,000

AllianzGI NFJ Dividend Value
Class	Date	Shares	Amount
Class R6	12/19/13	640	$10,000

AllianzGI NFJ International Value
Class	Date	Shares	Amount
Class R6	12/19/13	443	$10,000

AllianzGI NFJ Small-Cap Value
Class	Date	Shares	Amount
Class R6	12/19/13	292	$10,000

AllianzGI Small-Cap Blend
Class	Date	Shares	Amount
A	7/1/13	667	$10,000
C	7/1/13	666	10,000
D	7/1/13	667	10,000
P	7/1/13	667	10,000
Institutional	7/1/13	333,333	5,000,000
		336,000	$5,040,000

The investment objective of AllianzGI Emerging Markets Opportunities and AllianzGI International Managed Volatility is to seek maximum long-term capital appreciation. The investment objective of AllianzGI Focused Growth, AllianzGI Global Natural Resources, AllianzGI Global Small-Cap, AllianzGI Health Sciences, AllianzGI Mid-Cap, AllianzGI Small-Cap Blend, AllianzGI Technology and AllianzGI U.S. Managed Volatility is to seek long-term capital appreciation. The investment objective of AllianzGI NFJ All-Cap Value, AllianzGI NFJ Dividend Value, AllianzGI NFJ International Value, AllianzGI NFJ Large-Cap Value, AllianzGI NFJ Mid-Cap Value and AllianzGI NFJ Small-Cap Value is to seek long-term growth of capital and income. The investment objective of AllianzGI Income & Growth is to seek total return comprised of current income, current gains and capital appreciation. The investment objective of AllianzGI Opportunity is to seek capital appreciation; no consideration is given to income. There can be no assurance that the Funds will meet their stated objectives.

The preparation of the Funds’ financial statements in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”) requires the Funds’ management to make estimates and assumptions that affect the reported amounts and disclosures in each Fund’s financial statements. Actual results could differ from those estimates.

In the normal course of business, the Funds enter into contracts that contain a variety of representations that provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred.

In June 2014, FASB issued an Accounting Standards Update (“ASU”) that expands secured borrowing accounting for certain repurchase agreements. The ASU also sets forth additional disclosure requirements for certain transactions accounted for as sales, in order to provide financial statement users with information to compare to similar transactions accounted for as secured borrowings. The ASU is effective prospectively during interim or annual periods beginning after December 15, 2014. At this time, management is evaluating the implications of these changes on the Funds’ financial statements.

The following is a summary of significant accounting policies consistently followed by the Funds:

(a) Valuation of Investments.  Portfolio securities and other financial instruments for which market quotations are readily available are stated at market value. Market value is generally determined on the basis of official closing prices, last reported sales prices, or if no sales or closing prices are reported, on the basis of quotes obtained from a quotation reporting system, established market makers, or independent pricing services. Investments in underlying funds are valued at the closing net asset value per share (“NAV”) of each underlying fund as reported on each business day. The Funds’ investments are valued daily using prices supplied by an independent pricing service or broker/dealer quotations, or by using the last sale or settlement price on the exchange that is the primary market for such securities, or the mean between the last bid and ask quotations. The

172	December 31, 2014 |	Semiannual Report

market value for NASDAQ Global Market and NASDAQ Capital Market securities may also be calculated using the NASDAQ Official Closing Price instead of the last reported sales price. Independent pricing services use information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Exchange traded futures are valued at the price determined by the relevant exchange.

The Board of Trustees (the “Board”) has adopted procedures for valuing portfolio securities and other financial instruments in circumstances where market quotations are not readily available, and has delegated primary responsibility for applying the valuation methods to the Investment Adviser and the Sub-Advisers. The Trust’s Valuation Committee was established by the Board to oversee the implementation of the Funds’ valuation methods and to make fair value determinations on behalf of the Board, as instructed by the Board. Each Sub-Adviser monitors the continued appropriateness of methods applied and determines if adjustments should be made in light of market changes, events affecting the issuer or other factors. If a Sub-Adviser determines that a valuation method may no longer be appropriate, another valuation method may be selected or the Valuation Committee will be convened to consider the matter and take any appropriate action in accordance with procedures set forth by the Board. The Board shall review and ratify the appropriateness of the valuation methods and these methods may be amended or supplemented from time to time by the Valuation Committee.

Short-term debt instruments maturing in 60 days or less are valued at amortized cost, if their original term to maturity was 60 days or less, or by amortizing premium or discount based on their value on the 61st day prior to maturity, if the original term to maturity exceeded 60 days.

Investments initially valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from pricing services. As a result, the NAV of each share class of a Fund may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the New York Stock Exchange (“NYSE”) is closed.

The prices used by the Funds to value investments may differ from the value that would be realized if the investments were sold, and these differences could be material to the Funds’ financial statements. The NAV of each share class of a Fund is normally determined as of the close of regular trading (normally, 4:00 p.m. Eastern time) on the NYSE on each day the NYSE is open for business.

The prices of certain portfolio securities or financial instruments may be determined at a time prior to the close of regular trading on the NYSE. When fair-valuing the securities, the Funds may, among other things, consider significant events (which may be considered to include changes in the value of U.S. securities or securities indices)

that occur after the close of the relevant market and before the time the NAV of each share class of a Fund is calculated. With respect to certain foreign securities, the Funds may fair-value securities using modeling tools provided by third-party vendors. The Funds have retained a statistical research service to assist in determining the fair value of foreign securities. This service utilizes statistics and programs based on historical performance of markets and other economic data to assist in making fair value estimates. Fair value estimates used by the Funds for foreign securities may differ from the value realized from the sale of those securities and the difference could be material to the financial statements. Fair value pricing may require subjective determinations about the value of a security or other assets, and fair values used to determine the NAV of each share class of a Fund may differ from quoted or published prices, or from prices that are used by others, for the same investments. In addition, the use of fair value pricing may not always result in adjustments to the prices of securities or other assets held by a Fund.

(b) Fair Value Measurements.  Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability (i.e. the “exit price”) in an orderly transaction between market participants. The three levels of the fair value hierarchy are described below:

■	Level 1—quoted prices in active markets for identical investments that the Funds have the ability to access
■	Level 2—valuations based on other significant observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates or other market corroborated inputs
■	Level 3—valuations based on significant unobservable inputs (including the Sub-Advisers’ or Valuation Committee’s own assumptions and securities whose price was determined by using a single broker’s quote)

The valuation techniques used by the Funds to measure fair value during the six months ended December 31, 2014 were intended to maximize the use of observable inputs and to minimize the use of unobservable inputs.

The Funds’ policy is to recognize transfers between levels at the end of the reporting period. An investment asset’s or liability’s level within the fair value hierarchy is based on the lowest level input, individually or in aggregate, that is significant to the fair value measurement. The objective of fair value measurement remains the same even when there is a significant decrease in the volume and level of activity for an asset or liability and regardless of the valuation techniques used. Investments categorized as Level 1 or 2 as of period end may have been transferred between Levels 1 and 2 since the prior period due to changes in the valuation method utilized in valuing the investments.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following are certain inputs and techniques that the Funds generally use to evaluate how to classify each major category of assets and liabilities within Level 2 and Level 3, in accordance with U.S. GAAP.

Semiannual Report	| December 31, 2014	173

Notes to Financial Statements (cont’d)

December 31, 2014 (Unaudited)

Equity Securities (Common and Preferred Stock)—Equity securities traded in inactive markets and certain foreign equity securities are valued using inputs which include broker-dealer quotes, recently executed transactions adjusted for changes in the benchmark index, or evaluated price quotes received from independent pricing services that take into account the integrity of the market sector and issuer, the individual characteristics of the security, and information received from broker-dealers and other market sources pertaining to the issuer or security. To the extent that these inputs are observable, the values of equity securities are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

Corporate Bonds & Notes—Corporate bonds & notes are generally comprised of two main categories: investment grade bonds and high yield bonds. Investment grade bonds are valued by independent pricing services using various inputs and techniques, which include broker-dealer quotations, live trading levels, recently executed transactions in securities of the issuer or comparable issuers, and option adjusted spread models that include base curve and spread curve inputs. Adjustments to individual bonds can be applied to recognize trading differences compared to other bonds issued by the same issuer. High yield bonds are valued by independent pricing services based primarily on broker-dealer quotations from relevant market makers and recently executed transactions in securities of the issuer or comparable issuers. The broker-dealer quotations received are supported by credit analysis of the issuer that takes into consideration credit quality assessments, daily trading activity, listed bonds and sector-specific trends. To the extent that these inputs are observable, the values of corporate bonds & notes are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

Convertible Bonds—Convertible bonds are valued by independent pricing services based on various inputs and techniques, which include broker-dealer quotations from relevant market makers and recently executed transactions in securities of the issuer or comparable issuers. The broker-dealer quotations received are supported by credit analysis of the issuer that takes into consideration credit quality assessments, daily trading activity, and the activity of the underlying equities, listed bonds and sector-specific trends. To the extent that these inputs are observable, the values of convertible bonds are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

Option Contracts—Option contracts traded over-the-counter (“OTC”) and FLexible EXchange (“FLEX”) options are valued by independent pricing services based on pricing models that incorporate various inputs such as interest rates, credit spreads, currency exchange rates and volatility measurements for in-the-money, at-the-money, and out-of-the-money contracts based on a given strike price. To the extent that these inputs are observable, the values of OTC and FLEX option contracts are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

Forward Foreign Currency Contracts—Forward foreign currency contracts are valued by independent pricing services using various inputs and techniques, which include broker-dealer quotations, actual trading information and foreign currency exchange rates gathered from leading market makers and foreign currency exchange trading centers throughout the world. To the extent that these inputs are observable, the values of forward foreign currency contracts are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

A summary of the inputs used at December 31, 2014 in valuing each Fund’s assets and liabilities is listed below (refer to the Schedules of Investments and Notes 6(a), 6(b) and 6(c) for more detailed information on Investments in Securities and Other Financial Instruments):

AllianzGI Emerging Markets Opportunities:
Investments in Securities – Assets	Level 1– Quoted Prices	Level 2– Other Significant Observable Inputs	Level 3– Significant Unobservable Inputs	Value at 12/31/14
Common Stock:
Brazil	$10,768,767	—	—	$10,768,767
Hong Kong	2,404,783	$3,546,872	—	5,951,655
India	506,118	13,696,232	—	14,202,350
Mexico	1,819,754	—	—	1,819,754
Peru	2,532,766	—	—	2,532,766
Russian Federation	2,615,552	—	—	2,615,552
Switzerland	2,128,493	992,968	—	3,121,461
United States	5,258,059	—	—	5,258,059
All Other	—	71,700,401	—	71,700,401
Preferred Stock	430,662	—	$2,033,330	2,463,992
Repurchase Agreements	—	1,783,000	—	1,783,000
Totals	$28,464,954	$91,719,473	$2,033,330	$122,217,757

174	December 31, 2014 |	Semiannual Report

AllianzGI Focused Growth:
Investments in Securities – Assets	Level 1– Quoted Prices	Level 2– Other Significant Observable Inputs	Level 3– Significant Unobservable Inputs	Value at 12/31/14
Common Stock	$651,059,625	—	—	$651,059,625
Repurchase Agreements	—	$8,754,000	—	8,754,000
Totals	$651,059,625	$8,754,000	—	$659,813,625

AllianzGI Global Natural Resources:
Investments in Securities – Assets	Level 1– Quoted Prices	Level 2– Other Significant Observable Inputs	Level 3– Significant Unobservable Inputs	Value at 12/31/14
Common Stock:
Australia	—	$688,075	—	$688,075
China	$336,416	461,421	—	797,837
Denmark	—	509,160	—	509,160
France	—	1,451,382	—	1,451,382
Germany	—	668,531	—	668,531
Japan	—	1,913,485	—	1,913,485
Norway	—	640,376	—	640,376
Spain	—	508,574	—	508,574
United Kingdom	—	3,134,020	—	3,134,020
All Other	34,320,025	—	—	34,320,025
Totals	$34,656,441	$9,975,024	—	$44,631,465

AllianzGI Global Small-Cap:
Investments in Securities – Assets	Level 1– Quoted Prices	Level 2– Other Significant Observable Inputs	Level 3– Significant Unobservable Inputs	Value at 12/31/14
Common Stock:
Australia	—	$1,997,155	—	$1,997,155
Austria	—	2,570,120	—	2,570,120
China	—	1,421,536	—	1,421,536
Denmark	—	3,730,655	—	3,730,655
Finland	—	949,556	—	949,556
France	$4,267,331	1,246,210	—	5,513,541
Germany	—	6,113,236	—	6,113,236
Hong Kong	—	1,995,098	—	1,995,098
Italy	—	2,181,116	—	2,181,116
Japan	—	20,746,974	—	20,746,974
Korea (Republic of)	—	430,291	—	430,291
Luxembourg	—	1,667,557	—	1,667,557
New Zealand	—	239,013	—	239,013
Norway	—	291,739	—	291,739
Philippines	—	616,245	—	616,245
Spain	—	3,765,985	—	3,765,985
Sweden	—	5,725,322	—	5,725,322
Switzerland	930,804	763,221	—	1,694,025
Taiwan	—	1,522,280	—	1,522,280
Thailand	—	—	$754,784	754,784
United Kingdom	—	10,774,708	—	10,774,708
All Other	126,561,349	—	—	126,561,349
Repurchase Agreements	—	9,193,000	—	9,193,000
	131,759,484	77,941,017	754,784	210,455,285
Other Financial Instruments* – Liabilities
Foreign Exchange Contracts	—	(9)	—	(9)
Totals	$131,759,484	$77,941,008	$754,784	$210,455,276

Semiannual Report	| December 31, 2014	175

Notes to Financial Statements (cont’d)

December 31, 2014 (Unaudited)

AllianzGI Health Sciences:
Investments in Securities – Assets	Level 1– Quoted Prices	Level 2– Other Significant Observable Inputs	Level 3– Significant Unobservable Inputs	Value at 12/31/14
Common Stock:
Biotechnology	$43,992,421	$3,407,583	—	$47,400,004
Health Care Providers & Services	13,997,499	2,442,864	—	16,440,363
Pharmaceuticals	52,917,196	15,316,055	—	68,233,251
All Other	38,093,487	—	—	38,093,487
Warrants	—	—	$87,130	87,130
Repurchase Agreements	—	6,768,000	—	6,768,000
Options Purchased:
Market Price	2,347,280	—	—	2,347,280
Totals	$151,347,883	$27,934,502	$87,130	$179,369,515

AllianzGI Income & Growth:
Investments in Securities – Assets	Level 1– Quoted Prices	Level 2– Other Significant Observable Inputs	Level 3– Significant Unobservable Inputs	Value at 12/31/14
Common Stock	$966,626,172	—	—	$966,626,172
Corporate Bonds & Notes	—	$821,063,091	—	821,063,091
Convertible Bonds	—	735,558,323	—	735,558,323
Convertible Preferred Stock:
Automobiles	—	—	$4,862,160	4,862,160
Banks	5,134,513	12,845,192	9,090,285	27,069,990
Food Products	11,602,867	9,331,286	8,636,160	29,570,313
Health Care Equipment & Supplies	—	—	11,876,700	11,876,700
Health Care Providers & Services	—	—	3,429,964	3,429,964
Iron/Steel	—	5,713,366	—	5,713,366
Machinery	3,493,934	9,998,594	—	13,492,528
Oil, Gas & Consumable Fuels	—	15,597,828	—	15,597,828
Real Estate Investment Trust	9,910,728	13,805,118	—	23,715,846
All Other	39,884,764	—	—	39,884,764
Repurchase Agreements	—	48,455,000	—	48,455,000
	1,036,652,978	1,672,367,798	37,895,269	2,746,916,045
Investment in Securities – Liabilities
Options Written, at value:
Market Price	(605,570)	—	—	(605,570)
Totals	$1,036,047,408	$1,672,367,798	$37,895,269	$2,746,310,475

AllianzGI International Managed Volatility:
Investments in Securities – Assets	Level 1– Quoted Prices	Level 2– Other Significant Observable Inputs	Level 3– Significant Unobservable Inputs	Value at 12/31/14
Common Stock:
Australia	$1,104,071	$4,028,585	—	$5,132,656
France	2,666,258	4,141,225	—	6,807,483
Hong Kong	2,048,257	10,708,448	—	12,756,705
Luxembourg	337,746	—	—	337,746
Netherlands	—	2,227,014	$1,390,606	3,617,620
United Kingdom	281,455	9,881,004	—	10,162,459
All Other	—	42,928,791	—	42,928,791
Rights	—	—	18,351	18,351
Repurchase Agreements	—	352,000	—	352,000
Totals	$6,437,787	$74,267,067	$1,408,957	$82,113,811

176	December 31, 2014 |	Semiannual Report

AllianzGI Mid-Cap:
Investments in Securities – Assets	Level 1– Quoted Prices	Level 2– Other Significant Observable Inputs	Level 3– Significant Unobservable Inputs	Value at 12/31/14
Common Stock	$324,794,632	—	—	$324,794,632
Repurchase Agreements	—	$2,232,000	—	2,232,000
Totals	$324,794,632	$2,232,000	—	$327,026,632

AllianzGI NFJ All-Cap Value:
Investments in Securities – Assets	Level 1– Quoted Prices	Level 2– Other Significant Observable Inputs	Level 3– Significant Unobservable Inputs	Value at 12/31/14
Common Stock	$26,456,420	—	—	$26,456,420
Repurchase Agreements	—	$1,853,000	—	1,853,000
Totals	$26,456,420	$1,853,000	—	$28,309,420

AllianzGI NFJ Dividend Value:
Investments in Securities – Assets	Level 1– Quoted Prices	Level 2– Other Significant Observable Inputs	Level 3– Significant Unobservable Inputs	Value at 12/31/14
Common Stock	$8,999,793,224	—	—	$8,999,793,224
Repurchase Agreements	—	$170,741,000	—	170,741,000
Totals	$8,999,793,224	$170,741,000	—	$9,170,534,224

AllianzGI NFJ International Value:
Investments in Securities – Assets	Level 1– Quoted Prices	Level 2– Other Significant Observable Inputs	Level 3– Significant Unobservable Inputs	Value at 12/31/14
Common Stock:
Australia	$56,911,400	$23,992,025	—	$80,903,425
China	—	249,650,896	—	249,650,896
Denmark	—	45,856,268	—	45,856,268
France	—	109,600,780	—	109,600,780
Germany	—	79,029,641	—	79,029,641
Hong Kong	—	109,840,515	—	109,840,515
Indonesia	—	32,546,637	—	32,546,637
Ireland	—	30,839,823	—	30,839,823
Israel	85,160,808	27,239,558	—	112,400,366
Japan	54,239,139	190,946,722	—	245,185,861
Norway	72,017,229	30,396,790	—	102,414,019
Singapore	59,691,762	52,844,144	—	112,535,906
United Kingdom	281,800,788	301,946,925	—	583,747,713
All Other	756,246,100	—	—	756,246,100
Preferred Stock	—	59,933,380	—	59,933,380
Repurchase Agreements	—	64,068,000	—	64,068,000
Totals	$1,366,067,226	$1,408,732,104	—	$2,774,799,330

AllianzGI NFJ Large-Cap Value:
Investments in Securities – Assets	Level 1– Quoted Prices	Level 2– Other Significant Observable Inputs	Level 3– Significant Unobservable Inputs	Value at 12/31/14
Common Stock	$762,666,113	—	—	$762,666,113
Repurchase Agreements	—	$7,881,000	—	7,881,000
Totals	$762,666,113	$7,881,000	—	$770,547,113

Semiannual Report	| December 31, 2014	177

Notes to Financial Statements (cont’d)

December 31, 2014 (Unaudited)

AllianzGI NFJ Mid-Cap Value:
Investments in Securities – Assets	Level 1– Quoted Prices	Level 2– Other Significant Observable Inputs	Level 3– Significant Unobservable Inputs	Value at 12/31/14
Common Stock	$738,242,925	—	—	$738,242,925
Mutual Funds	6,806,724	—	—	6,806,724
Repurchase Agreements	—	$15,102,000	—	15,102,000
Totals	$745,049,649	$15,102,000	—	$760,151,649

AllianzGI NFJ Small-Cap Value:
Investments in Securities – Assets	Level 1– Quoted Prices	Level 2– Other Significant Observable Inputs	Level 3– Significant Unobservable Inputs	Value at 12/31/14
Common Stock	$6,561,396,216	—	—	$6,561,396,216
Mutual Funds	35,044,554	—	—	35,044,554
Repurchase Agreements	—	$292,579,000	—	292,579,000
Totals	$6,596,440,770	$292,579,000	—	$6,889,019,770

AllianzGI Opportunity:
Investments in Securities – Assets	Level 1– Quoted Prices	Level 2– Other Significant Observable Inputs	Level 3– Significant Unobservable Inputs	Value at 12/31/14
Common Stock	$87,732,536	—	—	$87,732,536
Exchange-Traded Funds	1,830,951	—	—	1,830,951
Repurchase Agreements	—	$1,653,000	—	1,653,000
Totals	$89,563,487	$1,653,000	—	$91,216,487

AllianzGI Small Cap Blend:
Investments in Securities – Assets	Level 1– Quoted Prices	Level 2– Other Significant Observable Inputs	Level 3– Significant Unobservable Inputs	Value at 12/31/14
Common Stock	$6,577,228	—	—	$6,577,228
Repurchase Agreements	—	$180,000	—	180,000
Totals	$6,577,228	$180,000	—	$6,757,228

AllianzGI Technology:
Investments in Securities – Assets	Level 1– Quoted Prices	Level 2– Other Significant Observable Inputs	Level 3– Significant Unobservable Inputs	Value at 12/31/14
Common Stock:
Chemicals	$11,947	$10,970	—	$22,917
Communications Equipment	86,701,158	7,257,677	—	93,958,835
Electrical Equipment	—	16,818,103	—	16,818,103
Electronic Equipment, Instruments & Components	21,607,161	2,665,302	—	24,272,463
Internet & Catalog Retail	9,430,559	13,906	—	9,444,465
Internet Software & Services	136,481,484	1,628,301	—	138,109,785
Semiconductors & Semiconductor Equipment	233,459,693	7,314,520	—	240,774,213
Software	254,847,521	8,161	—	254,855,682
Technology Hardware, Storage & Peripherals	205,980,992	24,653,876	—	230,634,868
All Other	191,732,664	—	—	191,732,664
Exchange-Traded Funds	5,605	—	—	5,605
Repurchase Agreements	—	56,448,000	—	56,448,000
Options Purchased:
Market Price	78,796,014	—	—	78,796,014
	1,219,054,798	116,818,816	—	1,335,873,614

178	December 31, 2014 |	Semiannual Report

AllianzGI Technology:
Investment in Securities – Liabilities	Level 1– Quoted Prices	Level 2– Other Significant Observable Inputs	Level 3– Significant Unobservable Inputs	Value at 12/31/14
Options Written, at value:
Market Price	$(15,185,708)	—	—	$(15,185,708)
Securities Sold Short, at value:
Common Stock	(111,271,624)	—	—	(111,271,624)
Exchange-Traded Funds	(13,773,216)	—	—	(13,773,216)
	(140,230,548)	—	—	(140,230,548)
Other Financial Instruments* – Liabilities
Foreign Exchange Contracts	(19,402)	—	—	(19,402)
Totals	$1,078,804,848	$116,818,816	—	$1,195,623,664

AllianzGI U.S. Managed Volatility:
Investments in Securities – Assets	Level 1– Quoted Prices	Level 2– Other Significant Observable Inputs	Level 3– Significant Unobservable Inputs	Value at 12/31/14
Common Stock	$80,064,841	—	—	$80,064,841
Repurchase Agreements	—	$827,000	—	827,000
Totals	$80,064,841	$827,000	—	$80,891,841

At December 31, 2014, the following Funds had transfers between Levels 1 and 2:

Transfers
	Level 1 to Level 2		Level 2 to Level 1
AllianzGI Emerging Markets Opportunities	$4,932,364(a	)	$506,118(b	)
AllianzGI Global Small-Cap	1,523,562(a	)	2,801,059(b	)
AllianzGI International Managed Volatility	2,457,386(a	)	470,585(b	)
AllianzGI Technology	—		40,620(b	)

(a)	This transfer was a result of securities trading outside the U.S. whose values were not adjusted by the application of a modeling tool at June 30, 2014, which was applied on December 31, 2014.
(b)	This transfer was a result of securities trading outside the U.S. whose values were adjusted by the application of a modeling tool at June 30, 2014, which was not applied on December 31, 2014.

A roll forward of fair value measurements using significant unobservable inputs (Level 3) for the six months ended December 31, 2014, was as follows:

AllianzGI Emerging Markets Opportunities:
Investments in Securities – Assets	Beginning Balance 6/30/14	Purchases	Sales	Accrued Discount (Premiums)	Net Realized Gain (Loss)	Net Change in Unrealized Appreciation/ Depreciation	Transfers into Level 3	Transfers out of Level 3	Ending Balance 12/31/14
Common Stock:
Russian Federation	$986,318	$45,446	$(603,143)	—	$(340,385)	$(88,236)	—	—	—
Preferred Stock	3,068,175	323,290	(37,273)	—	(4,572)	(1,316,290)	—	—	$2,033,330
Totals	$4,054,493	$368,736	$(640,416)	—	$(344,957)	$(1,404,526)	—	—	$2,033,330

AllianzGI Global Small-Cap:
Investments in Securities – Assets	Beginning Balance 6/30/14	Purchases	Sales	Accrued Discount (Premiums)	Net Realized Gain (Loss)	Net Change in Unrealized Appreciation/ Depreciation	Transfers into Level 3	Transfers out of Level 3	Ending Balance 12/31/14
Common Stock:
Thailand	—	$899,051	$(55,584)	—	$2,982	$(91,665)	—	—	$754,784

Semiannual Report	| December 31, 2014	179

Notes to Financial Statements (cont’d)

December 31, 2014 (Unaudited)

AllianzGI Health Sciences:
Investments in Securities – Assets	Beginning Balance 6/30/14	Purchases	Sales	Accrued Discount (Premiums)	Net Realized Gain (Loss)	Net Change in Unrealized Appreciation/ Depreciation	Transfers into Level 3	Transfers out of Level 3	Ending Balance 12/31/14

Warrants	$771,550	—	—	—	—	$(684,420)	—	—	$87,130

AllianzGI Income & Growth:
Investments in Securities – Assets	Beginning Balance 6/30/14	Purchases	Sales	Accrued Discount (Premiums)	Net Realized Gain (Loss)	Net Change in Unrealized Appreciation/ Depreciation	Transfers into Level 3*	Transfers out of Level 3	Ending Balance 12/31/14
Convertible Preferred Stock:
Automobiles	—	$4,675,824	—	—	—	$186,336	—	—	$4,862,160
Banks	—	8,883,702	—	—	—	206,583	—	—	9,090,285
Food Products	—	8,683,804	—	—	—	(47,644)	—	—	8,636,160
Health Care Equipment & Supplies	—	—	—	—	—	—	$11,876,700	—	11,876,700
Health Care Providers & Services	$2,973,488	—	—	—	—	456,476	—	—	3,429,964
Totals	$2,973,488	$22,243,330	—	—	—	$801,751	$11,876,700	—	$37,895,269

AllianzGI International Managed Volatility:
Investments in Securities – Assets	Beginning Balance 6/30/14	Purchases	Sales	Accrued Discount (Premiums)	Net Realized Gain (Loss)	Net Change in Unrealized Appreciation/ Depreciation	Transfers into Level 3	Transfers out of Level 3	Ending Balance 12/31/14
Common Stock:
Netherlands	—	$1,278,823	—	—	—	$111,783	—	—	$1,390,606
Rights:
Australia	—	—	—	—	—	18,351	—	—	18,351
Hong Kong	$28,188	—	$(22,022)	—	$22,022	(28,188)	—	—	—
Totals	$28,188	$1,278,823	$(22,022)	—	$22,022	$101,946	—	—	$1,408,957

The following table presents additional information about valuation techniques and inputs used for investments that are measured at fair value and categorized within Level 3 at December 31, 2014:

AllianzGI Emerging Markets Opportunities:
Investments in Securities – Assets	Ending Balance at 12/31/14	Valuation Technique Used	Unobservable Inputs	Input Values
Preferred Stock	$2,033,330	Value of Foreign Security Traded on Foreign Exchange	Price of Non-Resident Shares on Foreign Exchange	$0.49

AllianzGI Global Small-Cap:
Investments in Securities – Assets	Ending Balance at 12/31/14	Valuation Technique Used	Unobservable Inputs	Input Values
Common Stock	$754,784	Value of Foreign Security Traded on Foreign Exchange	Price of Non-Resident Shares on Foreign Exchange	THB 5.91

AllianzGI Health Sciences:
Investments in Securities – Assets	Ending Balance at 12/31/14	Valuation Technique Used	Unobservable Inputs	Input Values
Warrants	$87,130	Analytical Model	Price of Warrant	$0.482

180	December 31, 2014 |	Semiannual Report

AllianzGI Income & Growth:
Investments in Securities – Assets	Ending Balance at 12/31/14	Valuation Technique Used	Unobservable Inputs	Input Values
Convertible Preferred Stock	$37,895,269	Third-Party Pricing Vendor	Single Broker Quote	$16.95-$67.10

AllianzGI International Managed Volatility:
Investments in Securities – Assets	Ending Balance at 12/31/14	Valuation Technique Used	Unobservable Inputs	Input Values
Common Stock	$1,390,606	Value of Relevant Financial Instruments	Price of Stock	EUR 42.95
Rights	$18,351	Value of Relevant Financial Instruments	Price of Right	AUD 0.85

*	Transferred out of Level 1 into Level 3 because a single broker quote was used in lieu of an exchange traded closing price at December 31, 2014.

The net change in unrealized appreciation/depreciation of Level 3 investments which AllianzGI Emerging Markets Opportunities, AllianzGI Global Small-Cap, AllianzGI Health Sciences, AllianzGI Income & Growth and AllianzGI International Managed Volatility held at December 31, 2014, was $(1,369,385), $(91,665), $(684,420), $801,751 and $130,134, respectively.

Net realized gain (loss) and net change in unrealized appreciation/depreciation are reflected on the Statements of Operations.

(c) Investment Transactions and Investment Income.   Investment transactions are accounted for on the trade date. Securities purchased and sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Realized gains and losses on investments are determined on an identified cost basis. Interest income adjusted for the accretion of discount and amortization of premiums is recorded on an accrual basis. Discounts or premiums on debt securities purchased are accreted or amortized, respectively, to interest income. Conversion premium is not amortized. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, and then are recorded as soon after the ex-dividend date as the Funds, using reasonable diligence, become aware of such dividends. Dividend income on the Statements of Operations are shown net of any foreign taxes withheld on income from foreign securities. Payments received from real estate investment trust securities may be comprised of dividends, realized gains and return of capital. The payment may initially be recorded as dividend income and may subsequently be reclassified as realized gains and/or return of capital upon receipt of information from the issuer. Payments considered return of capital reduce the cost basis of the respective security. Distributions, if any, in excess of the cost basis of a security are recognized as capital gains. Dividends from underlying funds are recorded as dividend income, while capital gain distributions are recorded as net capital gain distributions received from underlying funds on the Statements of Operations. Expenses are recorded on an accrual basis and such expenses exclude those of the underlying funds. Expenses of the underlying funds are reflected in the net asset values of those funds.

(d) Federal Income Taxes.   The Funds intend to distribute all of their taxable income and to comply with the other requirements of Subchapter M of the U.S. Internal Revenue Code of 1986, as amended,

applicable to regulated investment companies. Accordingly, no provision for U.S. federal income taxes is required. The Funds may be subject to excise tax based on distributions to shareholders.

Accounting for uncertainty in income taxes establishes for all entities, including pass-through entities such as the Funds, a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether an entity is taxable in a particular jurisdiction), and requires certain expanded tax disclosures. In accordance with provisions set forth under U.S. GAAP, the Investment Manager has reviewed the Funds’ tax positions for all open tax years. As of December 31, 2014, the Funds have recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions they have taken. The Funds’ federal income tax returns for the prior three years as applicable, remain subject to examination by the Internal Revenue Service.

(e) Dividends and Distributions to Shareholders.   Dividends from net investment income, if any, of each Fund (except AllianzGI Income & Growth, AllianzGI NFJ Dividend Value, AllianzGI NFJ International Value and AllianzGI NFJ Large-Cap Value), are declared and distributed to shareholders annually. Dividends from net investment income and/or distributions from short-term and long-term capital gains for AllianzGI Income & Growth, if any, are declared and distributed monthly. Dividends from net investment income, if any, for AllianzGI NFJ Dividend Value, AllianzGI NFJ International Value and AllianzGI NFJ Large-Cap Value are declared and distributed quarterly. Net realized capital gains, if any, earned by each Fund, will be distributed annually. The Funds record dividends and distributions to their respective shareholders on the ex-dividend date. The amount of dividends from net investment income and distributions from net realized capital gains is determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These “book-tax” differences are considered either temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal income tax treatment; temporary differences do not require reclassification. To the extent dividends and/or distributions exceed current and accumulated earnings and profits for federal income tax purposes, they are reported as dividends and/or distributions to shareholders from return of capital.

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Notes to Financial Statements (cont’d)

December 31, 2014 (Unaudited)

(f) Multi-Class Operations.   Each class offered by the Funds has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income, non-class specific expenses, and realized and unrealized capital gains and losses of each Fund are allocated daily to each class of shares based on the relative net assets of each class. Class specific expenses, where applicable, include administration, distribution and servicing fees.

(g) Foreign Currency Translation.   The Funds’ accounting records are maintained in U.S. dollars as follows: (1) the foreign currency market values of investments and other assets and liabilities denominated in foreign currencies are translated at the prevailing exchange rate at the end of the period; and (2) purchases and sales, income and expenses are translated at the prevailing exchange rate on the respective dates of such transactions. The resulting net foreign currency gain (loss) is included in the Funds’ Statements of Operations.

The Funds do not generally isolate that portion of the results of operations arising as a result of changes in foreign currency exchange rates from the fluctuations arising from changes in the market prices of securities. Accordingly, such foreign currency gain (loss) is included in net realized and unrealized gain (loss) on investments. However, the Funds do isolate the effect of fluctuations in foreign currency exchange rates when determining the gain (loss) upon the sale or maturity of foreign currency denominated debt obligations pursuant to U.S. federal income tax regulations; such amount is categorized as foreign currency gain (loss) for both financial reporting and income tax reporting purposes.

(h) Repurchase Agreements.   The Funds are parties to Master Repurchase Agreements (“Master Repo Agreements”) with select counterparties. The Master Repo Agreements maintain provisions for initiation, income payments, events of default, and maintenance of collateral.

The Funds enter into transactions, under the Master Repo Agreements, with their custodian bank or securities brokerage firms whereby they purchase securities under agreements to resell such securities at an agreed upon price and date (“repurchase agreements”). The Funds, through their custodian, take possession of securities collateralizing the repurchase agreement. Such agreements are carried at the contract amount in the financial statements, which is considered to represent fair value. Collateral pledged (the securities received), which consists primarily of U.S. government obligations and asset-backed securities, is held by the custodian bank for the benefit of the Funds until maturity of the repurchase agreement. Provisions of the repurchase agreements and the procedures adopted by the Funds require that the market value of the collateral, including accrued interest thereon, be sufficient in the event of default by the counterparty. If the counterparty defaults under the Master Repo Agreements and the value of the collateral declines or if the counterparty enters an insolvency proceeding, realization of the collateral by the Funds may be delayed or limited. The gross values are included in the Funds’ Schedules of Investments. The value of the related collateral exceeded the value of the repurchase agreements at December 31, 2014.

(i) Securities Sold Short.   Certain Funds engage in short sales for investment and risk management purposes. Short sales are transactions in which a Fund sells a security or other instrument (such as an option, forward, future or other derivative contract) it does not own. When a Fund engages in a short sale, it must borrow the security sold short and deliver it to the counterparty. The Funds will ordinarily have to pay a fee or premium to borrow a security and be obligated to repay the lender of the security any dividend or interest that accrues on the security during the period of the loan. Until a short position is closed out, the net proceeds of the short sale will be retained by the lending broker to the extent necessary to meet margin requirements, together with any additional assets the broker requires as collateral. A Fund is also required to designate, on its books or the books of its custodian, liquid assets (less any additional collateral held by the broker) to cover the short sale obligation, marked to market daily. Short sales expose the Funds to the risk that they will be required to cover the short position at a time when the security or other asset has appreciated in value, thus resulting in losses to the applicable Fund. A short sale is “against the box” if a Fund holds in its portfolio or has the right to acquire the security sold short at no additional cost. The Funds will be subject to additional risks to the extent that they engage in short sales that are not “against the box.” A Fund’s loss on a short sale could theoretically be unlimited in cases where the Fund is unable, for whatever reason, to close out its short position.

(j) Warrants.   The Funds may receive warrants. Warrants are securities that are usually issued together with a debt security or preferred stock and that give the holder the right to buy a proportionate amount of common stock at a specified price. Warrants may be freely transferable and are often traded on major exchanges. Warrants normally have a life that is measured in years and entitle the holder to buy common stock of a company at a price that is usually higher than the market price at the time the warrant is issued. Warrants may entail greater risks than certain other types of investments. Generally, warrants do not carry the right to receive dividends or exercise voting rights with respect to the underlying securities, and they do not represent any rights in the assets of the issuer. In addition, their value does not necessarily change with the value of the underlying securities, and they cease to have value if they are not exercised on or before their expiration date. If the market price of the underlying stock does not exceed the exercise price during the life of the warrant, the warrant will expire worthless. Warrants may increase the potential profit or loss to be realized from the investment as compared with investing the same amount in the underlying securities. Similarly, the percentage increase or decrease in the value of an equity security warrant may be greater than the percentage increase or decrease in the value of the underlying common stock. Warrants may relate to the purchase of equity or debt securities. Debt obligations with warrants attached to purchase equity securities have many characteristics of convertible securities and their prices may, to

182	December 31, 2014 |	Semiannual Report

some degree, reflect the performance of the underlying stock. Debt obligations also may be issued with warrants attached to purchase additional debt securities at the same coupon rate. A decline in interest rates would permit a Fund to sell such warrants at a profit. If interest rates rise, these warrants would generally expire with no value.

(k) Rights.   The Funds may receive rights. A right is a privilege granted to existing shareholders of a corporation to subscribe for shares of a new issue of common stock before it is issued. Rights normally have a short life, usually two to four weeks, are freely transferable and entitle the holder to buy the new common stock at a lower price than the public offering price. Rights may entail greater risks than certain other types of investments. Generally, rights do not carry the right to receive dividends or exercise voting rights with respect to the underlying securities, and they do not represent any rights in the assets of the issuer. In addition, their value does not necessarily change with the value of the underlying securities, and they cease to have value if they are not exercised on or before their expiration date. If the market price of the underlying stock does not exceed the exercise price during the life of the right, the right will expire worthless. Rights may increase the potential profit or loss to be realized from the investment as compared with investing the same amount in the underlying securities.

2.	PRINCIPAL RISKS

In the normal course of business, the Funds trade financial instruments and enter into financial transactions where risk of potential loss exists due to, among other things, changes in the market (market risk) or failure of the other party to a transaction to perform (counterparty risk). The Funds are also exposed to other risks such as, but not limited to, interest rate, foreign currency, credit and leverage risks.

Interest rate risk is the risk that fixed income securities will decline in value because of changes in interest rates. As nominal interest rates rise, the values of certain fixed income securities held by the Funds are likely to decrease. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. Duration is used primarily as a measure of the sensitivity of a fixed income security’s market price to interest rate (i.e. yield) movements. Interest rate changes can be sudden and unpredictable, and the Funds may lose money as a result of movements in interest rates. The Funds may not be able to hedge against changes in interest rates or may choose not to do so for cost or other reasons. In addition, any hedges may not work as intended.

The Funds are exposed to credit risk, which is the risk of losing money if the issuer or guarantor of a fixed income security is unable or unwilling, or is perceived (whether by market participants, rating agencies, pricing services or otherwise) as unable or unwilling, to make timely principal and/or interest payments, or to otherwise honor its obligations. Securities are subject to varying degrees of credit risk, which are often reflected in credit ratings.

To the extent the Funds directly invest in foreign currencies or in securities that trade in, and receive revenues in, foreign currencies, or in derivatives that provide exposure to foreign currencies, they will be subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including economic growth, inflation, changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or the imposition of currency controls or other political developments in the United States or abroad. As a result, the Funds’ investments in foreign currency-denominated securities may reduce the returns of the Funds.

The Funds are subject to elements of risk not typically associated with investments in the U.S., due to concentrated investments in foreign issuers located in a specific country or region. Such concentrations will subject the Funds to additional risks resulting from future political or economic conditions in such country or region and the possible imposition of adverse governmental laws or currency exchange restrictions affecting such country or region, which could cause the securities and their markets to be less liquid and prices more volatile than those of comparable U.S. companies.

The market values of securities may decline due to general market conditions (market risk) which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates, adverse changes to credit markets or adverse investor sentiment. They may also decline due to factors that affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities and equity-related investments generally have greater market price volatility than fixed income securities, although under certain market conditions fixed income securities may have comparable or greater price volatility. Credit ratings downgrades may also negatively affect securities held by the Funds. Even when markets perform well, there is no assurance that the investments held by the Funds will increase in value along with the broader market. In addition, market risk includes the risk that geopolitical events will disrupt the economy on a national or global level.

The Funds are exposed to counterparty risk, or the risk that an institution or other entity with which the Funds have unsettled or open transactions will default. The potential loss to the Funds could exceed the value of the financial assets recorded in the Funds’ financial statements. Financial assets, which potentially expose the Funds to counterparty risk, consist principally of cash due from counterparties and investments. The Sub-Advisers seek to minimize the Funds’ counterparty risk by performing reviews of each counterparty and by minimizing concentration of counterparty risk by undertaking transactions with multiple customers and counterparties on recognized and reputable exchanges. Delivery of securities sold is only

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Notes to Financial Statements (cont’d)

December 31, 2014 (Unaudited)

made once the Funds have received payment. Payment is made on a purchase once the securities have been delivered by the counterparty. The trade will fail if either party fails to meet its obligation.

The Funds are exposed to risks associated with leverage. Leverage may cause the value of the Funds’ shares to be more volatile than if the Funds did not use leverage. This is because leverage tends to exaggerate the effect of any increase or decrease in the value of the Funds’ portfolio securities. The Funds may engage in transactions or purchase instruments that give rise to forms of leverage. In addition, to the extent the Funds employ leverage, dividend and interest costs may not be recovered by any appreciation of the securities purchased with the leverage proceeds and could exceed the Funds’ investment returns, resulting in greater losses.

The considerations and factors surrounding the settlement of certain purchases and sales made on a delayed-delivery basis are governed by Master Securities Forward Transaction Agreements (“Master Forward Agreements”) between the Funds and select counterparties. The Master Forward Agreements maintain provisions for, among other things, initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral.

The counterparty risk associated with certain contracts may be reduced by master netting arrangements to the extent that if an event of default occurs, all amounts with the counterparty are terminated and settled on a net basis. The Funds’ overall exposure to counterparty risk with respect to transactions subject to master netting arrangements can change substantially within a short period, as it is affected by each transaction subject to the arrangement.

The Funds may invest in other investment companies, including investment companies advised or sub-advised by the Investment Adviser or its affiliates. Investing in other investment companies involves certain additional expenses and tax results that would not be present in a direct investment in such other investment companies. Each Fund’s NAV will fluctuate in response to changes in the NAVs of the other investment companies in which it invests. The extent to which the investment performance and risks associated with each Fund correlate to those of a particular investment company will depend upon the extent to which each Fund’s assets are allocated from time to time for investment in such investment company, which will vary. To the extent that a Fund invests a significant portion of its assets in another investment company, it will be particularly sensitive to the risks associated with that investment company.

3.	FINANCIAL DERIVATIVE INSTRUMENTS

Disclosure about derivatives and hedging activities requires qualitative disclosure regarding objectives and strategies for using derivatives, quantitative disclosure about fair value amounts of gains and losses on derivatives, and disclosure about credit-risk-related contingent features in derivative agreements. The disclosure requirements distinguish between derivatives which are accounted for as “hedges”, and those that do not qualify for such accounting. Although the Funds at times use derivatives for hedging purposes, the Funds reflect derivatives at fair value and recognize changes in fair value through the Funds’ Statements of Operations, and such derivatives do not qualify for hedge accounting treatment.

Option Transactions.  The Funds purchase put and call options on securities and indices for hedging purposes, risk management purposes or otherwise as part of their investment strategies. The risks associated with purchasing an option include the risk that the Funds pay a premium whether or not the option is exercised. Additionally, the Funds bear the risk of loss of premiums and changes in market value should the counterparty not perform under the contract. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by the premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

The Funds may write (sell) put and call options on securities and indices to earn premiums, for hedging purposes, risk management purposes or otherwise as part of their investment strategies. When an option is written, the premium received is recorded as an asset with an equal liability that is subsequently marked to market to reflect the market value of the option written. These liabilities, if any, are reflected as options written in the Funds’ Statements of Assets and Liabilities. Premiums received from writing options which expire unexercised are recorded on the expiration date as a realized gain. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option written is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether there has been a realized gain or loss. If a put option written is exercised, the premium reduces the cost basis of the security. In writing an option, the Funds bear the market risk of an unfavorable change in the price of the security underlying the written option. Exercise of a written option could result in the Funds purchasing a security at a price different from its current market value.

Futures Contracts.  The Funds use futures contracts to manage their exposure to the securities markets or the movements in interest rates and currency values. A futures contract is an agreement between two parties to buy and sell a financial instrument at a set price on a future date. Upon entering into such a contract, the Funds are required to pledge to the broker an amount of cash or securities equal to the minimum “initial margin” requirements of the exchange. Pursuant to the contracts, the Funds agree to receive from or pay to the broker an amount of cash or securities equal to the daily fluctuation in the value of the contracts. Such receipts or payments are known as “variation margin” and are recorded by the Funds as unrealized appreciation or depreciation. When the contracts are closed, the Funds record a realized gain or loss equal to the difference between the value of the contracts at the time they were opened and the value at the time they were closed. Any unrealized appreciation or depreciation recorded is simultaneously reversed. The use of futures transactions involves

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various risks, including the risk of an imperfect correlation in the movements in the price of futures contracts, interest rates and underlying hedging assets, and possible inability or unwillingness of counterparties to meet the terms of their contracts.

Forward Foreign Currency Contracts.  A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set exchange rate on a future date. The Funds enter into forward foreign currency contracts for the purpose of hedging against foreign currency risk arising from the investment or anticipated investment in securities denominated in foreign currencies. The Funds also enter into these contracts for purposes of increasing exposure to a foreign currency or shifting exposure to foreign currency fluctuations from one country to another. The market value of a forward foreign currency contract fluctuates with changes in foreign currency exchange rates. All commitments are marked to market daily at the applicable exchange rates and any resulting unrealized appreciation or depreciation is recorded. Realized gains or losses are recorded at the time the forward contract matures or by delivery of the currency. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. In addition, these contracts may involve market risk in excess of the unrealized appreciation (depreciation) reflected in the Funds’ Statements of Assets and Liabilities.

The following is a summary of the Funds’ derivatives categorized by risk exposure.

The effect of derivatives on the Statements of Assets and Liabilities at December 31, 2014:

AllianzGI Global Small-Cap:
Location	Foreign Exchange Contracts
Liability derivatives:
Unrealized depreciation of forward foreign currency contracts	$(9)

AllianzGI Health Sciences:
Location	Market Price
Asset derivatives:
Investments, at value (options purchased)	$2,347,280

AllianzGI Income & Growth:
Location	Market Price
Liability derivatives:
Options written, at value	$(605,570)

AllianzGI Technology:
Location	Market Price	Foreign Exchange Contracts	Total
Asset derivatives:
Investments, at value (options purchased)	$78,796,014	—	$78,796,014
Liability derivatives:
Options written, at value	$(15,185,708)	—	$(15,185,708)
Payable for variation margin on futures contracts*	—	$(19,402)	(19,402)
Total liability derivatives	$(15,185,708)	$(19,402)	$(15,205,110)

*	Included in net unrealized depreciation of $19,402 on futures contracts as reported in Note 6(b).

The effect of derivatives on the Statements of Operations for the six months ended December 31, 2014:

AllianzGI Global Small-Cap:
Location	Foreign Exchange Contracts
Net change in unrealized appreciation/depreciation of:
Foreign currency transactions (forward foreign currency contracts)	$(9)

AllianzGI Health Sciences:
Location	Market Price
Net realized loss on:
Investments (options purchased)	$(135,033)
Net change in unrealized appreciation/depreciation of:
Investments (options purchased)	$1,645,850

AllianzGI Income & Growth:
Location	Market Price
Net realized loss on:
Options written	$(5,137,682)
Net change in unrealized appreciation/depreciation of:
Options written	$245,543

AllianzGI International Managed Volatility:
Location	Foreign Exchange Contracts
Net realized gain on:
Foreign currency transactions (forward foreign currency contracts)	$18

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Notes to Financial Statements (cont’d)

December 31, 2014 (Unaudited)

AllianzGI Technology:
Location	Market Price	Foreign Exchange Contracts	Total
Net realized gain (loss) on:
Investments (options purchased)	$4,734,277	—	$4,734,277
Options written	(131,192)	—	(131,192)
Total net realized gain (loss)	$4,603,085	—	$4,603,085
Net change in unrealized appreciation/depreciation of:
Investments (options purchased)	$25,193,874	—	$25,193,874
Futures contracts	—	$(19,402)	(19,402)
Options written	7,950,716	—	7,950,716
Total net change in unrealized appreciation/depreciation	$33,144,590	$(19,402)	$33,125,188

The average volume (based on the open positions at each fiscal quarter-end) of derivative activity during the six months ended December 31, 2014:

	Options Purchased	Options Written	Futures Contracts	Forward Foreign Currency Contracts
	Contracts(1)	Contracts(1)	Short(1)	Sold(2)
AllianzGI Global Small-Cap	—	—	—	$9,141
AllianzGI Health Sciences	383	—	—	—
AllianzGI Income & Growth	—	12,010	—	—
AllianzGI Technology	43,490	64,629	20	—

(1)	Number of contracts
(2)	U.S. $ value on origination date

The following table presents by counterparty, the Fund’s derivative assets and liabilities net of related collateral held by the Fund at December 31, 2014 which has not been offset in the Statements of Assets and Liabilities, but would be available for offset to the extent of a default by the counterparty to the transaction.

Financial Liabilities and Derivative Liabilities, and Collateral Received at December 31, 2014:

AllianzGI Global Small-Cap:
Gross Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty	Gross Liability Derivatives Presented in Statement of Assets and Liabilities	Financial Instrument/ Derivative Offset	Cash Collateral Received (Pledged)	Net Amount
State Street Bank	$9	$(9)	—	—

4.	INVESTMENT ADVISER/ADMINISTRATOR/DISTRIBUTOR FEES & EXPENSES

Investment Advisory Fee.  AGIFM serves as investment adviser to the Funds, pursuant to an investment advisory contract. AGIFM receives a monthly fee (the “Investment Advisory Fee”) from each Fund at an annual rate based on the average daily net assets of each Fund.

The Investment Adviser has retained the Sub-Advisers to manage the Funds’ investments. Subject to the supervision of the Investment Adviser, the Sub-Advisers are responsible for making all of the Funds’ investment decisions. The Investment Adviser, not the Funds, pays a portion of the fees it receives as Investment Adviser to the Sub-Advisers in return for their services in accordance with the portfolio management agreements. AllianzGI U.S. sub-advises the following Funds: AllianzGI Emerging Markets Opportunities, AllianzGI Focused Growth, AllianzGI Global Natural Resources, AllianzGI Global Small-Cap, AllianzGI Health Sciences, AllianzGI Income & Growth, AllianzGI International Managed Volatility, AllianzGI Mid-Cap, AllianzGI Opportunity, AllianzGI Small-Cap Blend, AllianzGI Technology and AllianzGI U.S. Managed Volatility. NFJ sub-advises the following Funds: AllianzGI NFJ All-Cap Value, AllianzGI NFJ Dividend Value, AllianzGI NFJ International Value, AllianzGI NFJ Large-Cap Value, AllianzGI NFJ Mid-Cap Value and AllianzGI NFJ Small-Cap Value.

Administration Fee.  AGIFM provides administrative services to the Funds and also bears the cost of most third-party administrative services required by the Funds, and in return it receives from each share class of each Fund a monthly administration fee based on each share class’ average daily net assets (the “Administration Fee”).

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The Investment Advisory Fee and Administration Fee for all classes are charged at an annual rate as indicated in the following table:

	All Classes			Class A, B, C, D, and R			Class P			Institutional Class			Administrative Class			Class R6
	Investment Advisory Fee	Effective Advisory Fee		Administration Fee	Effective Administration Fee		Administration Fee	Effective Administration Fee		Administration Fee	Effective Administration Fee		Administration Fee	Effective Administration Fee		Administration Fee	Effective Administration Fee
AllianzGI Emerging Markets Opportunities(1)	0.90	0.90		0.50	0.50		0.50	0.50		0.40	0.40		N/A	N/A		N/A	N/A
AllianzGI Focused Growth(3)	0.45	0.45		0.40	0.40		0.40	0.40		0.30	0.30		0.30	0.30		N/A	N/A
AllianzGI Global Natural Resources(2)	0.70	0.70		0.45	0.45		0.45	0.45		0.35	0.35		N/A	N/A		N/A	N/A
AllianzGI Global Small-Cap(2)	0.90	0.90		0.45	0.45		0.45	0.45		0.35	0.35		N/A	N/A		N/A	N/A
AllianzGI Health Sciences(3)	0.80	0.80		0.40	0.40		N/A	N/A		0.30	0.30		N/A	N/A		N/A	N/A
AllianzGI Income & Growth(3)	0.65	0.65	(5)	0.40	0.38		0.40	0.38		0.30	0.28		N/A	N/A		N/A	N/A
AllianzGI International Managed Volatility(1)	0.40	0.40		0.50	0.30	(10)	0.50	0.30	(10)	0.40	0.20	(10)	N/A	N/A		N/A	N/A
AllianzGI Mid-Cap(3)	0.47	0.47		0.40	0.40		0.40	0.40		0.30	0.30		0.30	0.30		N/A	N/A
AllianzGI NFJ All-Cap Value(3)	0.65	0.65		0.40	0.40		0.40	0.40		0.30	0.30		N/A	N/A		N/A	N/A
AllianzGI NFJ Dividend Value(3)	0.45	0.45	(9)	0.40	0.34		0.40	0.34		0.30	0.24		0.30	0.24		0.25	0.19
AllianzGI NFJ International Value(1)	0.60	0.60	(7)	0.50	0.41	(11)	0.50	0.41	(11)	0.40	0.31	(11)	0.40	0.31	(11)	0.35	0.26	(11)
AllianzGI NFJ Large-Cap Value(3)	0.45	0.45		0.40	0.40		0.40	0.40		0.30	0.30		0.30	0.30		N/A	N/A
AllianzGI NFJ Mid-Cap Value(3)	0.60	0.60		0.40	0.40		0.40	0.40		0.30	0.30		0.30	0.30		N/A	N/A
AllianzGI NFJ Small-Cap Value(3)	0.60	0.57	(8)	0.40	0.35		0.40	0.35		0.30	0.20	(12)	0.30	0.20	(12)	0.25	0.15	(12)
AllianzGI Opportunity(3)	0.65	0.60	(6)	0.40	0.40		0.40	0.40		0.30	0.30		0.30	0.30		N/A	N/A
AllianzGI Small-Cap Blend(3)	0.65	0.65		0.40	0.40		0.40	0.40		0.30	0.30		N/A	N/A		N/A	N/A
AllianzGI Technology(3)	0.90	0.90	(4)	0.40	0.39		0.40	0.39		0.30	0.29		0.30	0.29		N/A	N/A
AllianzGI U.S. Managed Volatility(3)	0.30	0.30		0.40	0.40		0.40	0.40		0.30	0.30		N/A	N/A		N/A	N/A

(1)	The total Administration Fee rate for each class of shares shall be reduced according to the following schedule, each based on such Fund’s aggregate average daily net assets: by 0.025% per annum on assets in excess of $250 million, by an additional 0.025% per annum on assets in excess of $500 million, by an additional 0.025% per annum on assets in excess of $1 billion, by an additional 0.025% per annum on assets in excess of $2.5 billion, by an additional 0.025% per annum on assets in excess of $5 billion and by an additional 0.025% per annum on assets in excess of $7.5 billion. To the extent any such reduction in the fee rate applies, the dollar amount of the fee reduction with respect to each share class is calculated and applied on a pro rata basis by reference to the percentage of the Fund’s average daily net assets attributable to that class.
(2)	The total Administration Fee for each class of shares shall be reduced according to the following schedule, each based on such Fund’s aggregate average daily net assets: by 0.025% per annum on assets in excess of $500 million, by an additional 0.025% per annum on assets in excess of $1 billion, by an additional 0.025% per annum on assets in excess of $2.5 billion, by an additional 0.025% per annum on assets in excess of $5 billion and by an additional 0.025% per annum on assets in excess of $7.5 billion. To the extent any such reduction in the fee rate applies, the dollar amount of the fee reduction with respect to each share class is calculated and applied on a pro rata basis by reference to the percentage of the Fund’s average daily net assets attributable to that class.
(3)	The total Administration Fee for each class of shares shall be reduced according to the following schedule, each based on such Fund’s aggregate average daily net assets: by 0.025% per annum on assets in excess of $1 billion, by an additional 0.025% per annum on assets in excess of $2.5 billion, by an additional 0.025% per annum on assets in excess of $5 billion and by an additional 0.025% per annum on assets in excess of $7.5 billion. To the extent any such reduction in the fee rate applies, the dollar amount of the fee reduction with respect to each share class is calculated and applied on a pro rata basis by reference to the percentage of the Fund’s average daily net assets attributable to that class.
(4)	Effective November 1, 2014, the Adviser has contractually agreed to observe, through October 31, 2015, an irrevocable waiver of a portion of the Investment Advisory Fee, which reduces the 0.90% contractual fee rate by 0.01% on net assets in excess of $2 billion, by an additional 0.015% on net assets in excess of $3 billion and by an additional 0.025% on net assets in excess of $5 billion, each based on the Fund’s average daily net assets. An identical waiver arrangement was in place for the Fund from November 1, 2013 through October 31, 2014.

Semiannual Report	| December 31, 2014	187

Notes to Financial Statements (cont’d)

December 31, 2014 (Unaudited)

(5)	Effective November 1, 2014, the Adviser has contractually agreed to observe, through October 31, 2015, an irrevocable waiver of a portion of the Investment Advisory Fee, which reduces the 0.65% contractual fee rate by 0.01% on net assets in excess of $2 billion, by an additional 0.015% on net assets in excess of $3 billion and by an additional 0.025% on net assets in excess of $5 billion, each based on the Fund’s average daily net assets. An identical waiver arrangement was in place for the Fund from November 1, 2013 through October 31, 2014.
(6)	Effective November 1, 2014, the Adviser has contractually agreed to observe, through October 31, 2015, an irrevocable fee waiver of a portion of the Investment Advisory Fee, which reduces the 0.65% contractual fee rate by 0.05% to 0.60%. An identical waiver arrangement was in place for the Fund from November 1, 2013 through October 31, 2014.
(7)	Effective November 1, 2014, the Adviser has contractually agreed to observe, through October 31, 2015, an irrevocable waiver of a portion of the Investment Advisory Fee, which reduces the 0.60% contractual fee rate by 0.01% on net assets in excess of $4 billion, by an additional 0.015% on net assets in excess of $5 billion and by an additional 0.025% on net assets in excess of $7.5 billion, each based on the Fund’s average daily net assets. An identical waiver arrangement was in place for the Fund from November 1, 2013 through October 31, 2014.
(8)	Effective November 1, 2014, the Adviser has contractually agreed to observe, through October 31, 2015, an irrevocable waiver of a portion of the Investment Advisory Fee, which reduces the 0.60% contractual fee rate by 0.025% on net assets in excess of $3 billion, by an additional 0.025% on net assets in excess of $4 billion and by an additional 0.025% on net assets in excess of $5 billion, each based on the Fund’s average daily net assets. An identical waiver arrangement was in place for the Fund from November 1, 2013 through October 31, 2014.
(9)	Effective November 1, 2014, the Adviser has contractually agreed to observe, through October 31, 2015, an irrevocable waiver of a portion of the Investment Advisory Fee, which reduces the 0.45% contractual fee rate by 0.025% on net assets in excess of $7.5 billion and by an additional 0.025% on net assets in excess of $10 billion, each based on the Fund’s average daily net assets. An identical waiver arrangement was in place for the Fund from November 1, 2013 through October 31, 2014.
(10)	Effective November 1, 2014, the Administrator has contractually agreed to observe, through October 31, 2015, an irrevocable waiver of a portion of its Administration Fees, which reduces the contractual fee rate by 0.20%. An identical waiver arrangement was in place for the Fund from November 1, 2013 through October 31, 2014.
(11)	Effective December 16, 2013, the Administrator had contractually agreed to observe, through October 31, 2015, an irrevocable waiver of a portion of its Administration Fees which reduced the contractual fee rate by 0.025%.
(12)	Effective November 1, 2014, the Administrator has contractually agreed to observe, through October 31, 2015, an irrevocable waiver of a portion of its Administration Fees paid by Institutional Class, Class R6 and Administrative Class shares in the amount of 0.05% of the Fund’s average daily net assets attributable to these particular share classes. An identical waiver arrangement was in place for the Fund from November 1, 2013 through October 31, 2014.

Distribution and Servicing Fees.  Allianz Global Investors Distributors LLC (the “Distributor”), an affiliate of AGIFM, serves as the distributor of the Trust’s shares. The Funds are permitted to reimburse the Distributor on a quarterly basis, out of the Administrative Class assets of each Fund offering Administrative Class shares, in an amount up to 0.25% on an annual basis of the average daily net assets of that class, for payments made to financial intermediaries that provide services in connection with the distribution of shares or administration of plans or programs that use Fund shares as their funding medium. Unreimbursed costs may be carried forward for reimbursement for up to twelve months beyond the date in which they are incurred, subject always to the limit that not more than 0.25% of the average daily net assets attributable to the Administrative Class may be expensed.

Pursuant to the Distribution and Servicing Plans adopted by the A, B, C, D and R classes, the Distributor receives (i) in connection with the distribution of B, C, D and R class shares of the Trust, certain distribution fees from the Trust, and (ii) in connection with personal services rendered to A, B, C, D and R class shareholders of the Trust and the maintenance of shareholder accounts, certain servicing fees from the Trust.

The Funds paid the Distributor distribution and/or servicing fees at an effective rate as set forth below (calculated as a percentage of each Fund’s average daily net assets attributable to each class):

	Allowable Rate
	Distribution Fee	Servicing Fee
Class A
All Funds	—	0.25%
Class B
All Funds	0.75%	0.25
Class C
All Funds	0.75	0.25
Class D
All Funds	—	0.25
Class R
All Funds	0.25	0.25

The Distributor also receives the proceeds of the initial sales charges paid by the shareholders upon the purchase of Class A shares and contingent deferred sales charges (“CDSC”) paid by the shareholders upon certain redemptions of Class A, B and C shares. For the six months ended December 31, 2014, the Distributor received $172,511 representing commissions (sales charges) and CDSC.

Expenses.  The Trust is responsible for the following expenses: (i) salaries and other compensation of any of the Trust’s executive officers and employees who are not officers, directors, stockholders or employees of the Investment Adviser or its subsidiaries or affiliates; (ii) taxes and governmental fees; (iii) brokerage fees and commissions and other portfolio transaction expenses; (iv) the costs of borrowing money, including interest expense and bank overdraft charges; (v) fees and expenses of the Trustees who are not “interested persons” of the Investment Adviser or the Trust, and any counsel or other experts retained exclusively for their benefit; (vi) extraordinary expenses, including costs of litigation and indemnification expenses; (vii) organization expenses, if any and (viii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class shares and may include certain other expenses as permitted by the Trust’s Amended and Restated Multi-Class Plan adopted pursuant to Rule 18f-3 under the Investment Company Act of 1940 and subject to review and approval by the Trustees. The Funds may invest in other investment companies, including investment companies advised or sub-advised by the Investment Adviser or its affiliates. Investing in other investment companies involves certain additional expenses and tax results that would not be present in a direct investment in such other investment companies. The ratio of expenses to average net assets per share class, as disclosed in the Financial Highlights, may differ from the estimated annual fund operating expenses per share class as disclosed in the Prospectus for the reasons set forth above.

The Trustees do not currently receive any pension or retirement benefits from the Trust or the Fund Complex. The Trust has adopted a deferred compensation plan (the “Plan”) for the Trustees, which permits the Trustees to defer their receipt of compensation from the Trust, at their election, in accordance with the terms of the Plan. Under

188	December 31, 2014 |	Semiannual Report

the Plan, each Trustee may elect not to receive fees from the Trust on a current basis but to receive in a subsequent period an amount equal to the value of such fees as if they had been invested in a Fund or Funds selected by the Trustees on the normal payment dates for such fees. As a result of this arrangement, the Trust, upon making the deferred payments, will be in substantially the same financial position as if the deferred fees had been paid on the normal payment dates and immediately reinvested in shares of the Fund(s) selected by the Trustees.

5.	EXPENSE LIMITATION AND RECOUPMENT

The Investment Manager, as per expense limitation agreements, may recoup waived/reimbursed amounts for a period of up to three years, provided total expenses, including such recoupment, do not exceed the annual expense limit. During the six months ended December 31, 2014, the Investment Manager did not recoup any waived/reimbursed amounts. For AllianzGI Small-Cap Blend Fund, the Investment Manager may recoup up to a total of $137,000 of waived/reimbursed amounts during the next three years through June 30, 2017.

6.	INVESTMENTS IN SECURITIES

For the six months ended December 31, 2014, purchases and sales of investments, other than short-term securities were:

	Purchases	Sales
AllianzGI Emerging Markets Opportunities	$51,047,871	$49,390,840
AllianzGI Focused Growth	172,849,057	195,655,052
AllianzGI Global Natural Resources	29,746,847	26,518,097
AllianzGI Global Small-Cap	70,432,675	55,890,512
AllianzGI Health Sciences*	45,556,359	46,495,013
AllianzGI Income & Growth	1,182,809,935	842,741,809
AllianzGI International Managed Volatility	47,657,555	52,188,453
AllianzGI Mid-Cap	146,483,887	169,466,849
AllianzGI NFJ All-Cap Value	2,229,171	1,559,241
AllianzGI NFJ Dividend Value	1,430,031,321	1,629,977,083

	Purchases	Sales
AllianzGI NFJ International Value	597,363,189	651,701,749
AllianzGI NFJ Large-Cap Value	64,848,161	98,283,729
AllianzGI NFJ Mid-Cap Value	120,802,981	173,542,750
AllianzGI NFJ Small-Cap Value	1,400,881,171	2,014,920,031
AllianzGI Opportunity	84,082,728	97,302,237
AllianzGI Small-Cap Blend	4,056,414	3,726,104
AllianzGI Technology**	851,971,719	920,103,909
AllianzGI U.S. Managed Volatility	69,747,345	71,036,126

*	Securities sold short of $1,080,840.
**	Securities sold short of $98,832,701; covers on securities sold short of $199,986,525.

(a) Transactions in options written for the six months ended December 31, 2014:

	AllianzGI Income & Growth:
	Contracts	Premiums
Options outstanding, June 30, 2014	14,365	$967,870
Options written	102,120	5,925,091
Options terminated in closing transactions	(47,414)	(2,668,856)
Options expired	(47,406)	(3,094,549)
Options outstanding, December 31, 2014	21,665	$1,129,556

	AllianzGI Technology:
	Contracts	Premiums
Options outstanding, June 30, 2014	51,807	$21,838,110
Options written	91,234	37,256,516
Options terminated in closing transactions	(42,220)	(19,390,246)
Options expired	(10,713)	(6,785,771)
Options outstanding, December 31, 2014	90,108	$32,918,609

(b) Futures contracts outstanding at December 31, 2014:

AllianzGI Technology:
	Type	Contracts	Market Value (000s)	Expiration Date	Unrealized Depreciation
Short:	Japanese Yen	(59)	$(6,157)	3/16/15	$(19,402)

(c) Forward foreign currency contracts outstanding at December 31, 2014:

AllianzGI Global Small-Cap:
	Counterparty	U.S.$ Value on Origination Date	U.S.$ Value December 31, 2014	Unrealized Depreciation
Purchased:
1,226,337 Philippines Peso settling 1/6/15	State Street Bank	$27,423	$27,414	$(9)

Semiannual Report	| December 31, 2014	189

Notes to Financial Statements (cont’d)

December 31, 2014 (Unaudited)

7.	INCOME TAX INFORMATION

At December 31, 2014, the aggregate cost basis and the net unrealized appreciation (depreciation) of investments (before options written and securities sold short) for federal income tax purposes were:

	Federal Tax Cost Basis(1)	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
AllianzGI Emerging Markets Opportunities	$112,480,306	$15,149,635	$5,412,184	$9,737,451
AllianzGI Focused Growth	486,686,213	185,226,592	12,099,180	173,127,412
AllianzGI Global Natural Resources	44,701,184	2,572,872	2,642,591	(69,719)
AllianzGI Global Small-Cap	179,331,957	37,633,103	6,509,775	31,123,328
AllianzGI Health Sciences	145,152,655	35,303,253	1,086,393	34,216,860
AllianzGI Income & Growth	2,862,089,833	59,381,364	174,555,152	(115,173,788)
AllianzGI International Managed Volatility	80,289,293	5,262,206	3,437,688	1,824,518
AllianzGI Mid-Cap	285,038,392	52,983,943	10,995,703	41,988,240
AllianzGI NFJ All-Cap Value	21,622,641	6,997,698	310,919	6,686,779
AllianzGI NFJ Dividend Value	7,329,365,164	2,119,637,228	278,468,168	1,841,169,060
AllianzGI NFJ International Value	2,681,852,020	300,204,702	207,257,392	92,947,310
AllianzGI NFJ Large-Cap Value	563,125,530	224,266,146	16,844,563	207,421,583
AllianzGI NFJ Mid-Cap Value	582,802,844	204,223,554	26,874,749	177,348,805
AllianzGI NFJ Small-Cap Value	5,728,769,180	1,475,721,590	315,471,000	1,160,250,590
AllianzGI Opportunity	82,602,490	10,104,949	1,490,952	8,613,987
AllianzGI Small-Cap Blend	5,979,570	889,277	111,619	777,658
AllianzGI Technology	971,413,222	367,562,291	3,101,899	364,460,392
AllianzGI U.S. Managed Volatility	78,732,788	3,990,111	1,831,058	2,159,053

(1)	Differences, if any, between book and tax cost basis were attributable to wash sale loss deferrals and the differing treatment of bond premium amortization.

190	December 31, 2014 |	Semiannual Report

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Semiannual Report	| December 31, 2014	191

Notes to Financial Statements (cont’d)

December 31, 2014 (Unaudited)

8.	SHARES OF BENEFICIAL INTEREST

The Trust may issue an unlimited number of shares of beneficial interest with $0.0001 par value. Changes in shares of beneficial interest were as follows:

	AllianzGI Emerging Markets Opportunities				AllianzGI Focused Growth
	Six Months ended December 31, 2014 (unaudited)		Year ended June 30, 2014		Six Months ended December 31, 2014 (unaudited)		Year ended June 30, 2014
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold:
Class A	39,762	$1,055,588	115,822	$2,910,691	511,649	$22,598,280	736,378	$29,327,392
Class B	—	—	—	—	1,408	49,394	5,264	156,757
Class C	9,220	237,332	59,569	1,452,956	199,767	7,076,347	235,887	7,142,483
Class D	282,875	7,516,919	286,649	7,734,913	231,533	8,340,639	160,957	5,556,817
Class R	—	—	—	—	71,483	2,500,001	129,679	4,210,304
Class P	62,423	1,651,378	23,094	584,300	95,029	3,306,607	100,852	3,209,603
Institutional Class	454,113	11,927,404	827,558	20,967,587	457,330	18,088,514	582,346	21,876,474
Administrative Class	—	—	—	—	8,215	326,167	23,324	844,784

Issued in reinvestment of dividends and distributions:
Class A	10,875	274,813	12,988	325,597	565,765	22,379,733	477,553	18,222,097
Class B	—	—	—	—	5,307	154,797	6,199	180,903
Class C	2,052	50,695	2,521	61,677	719,678	21,001,055	625,037	18,244,825
Class D	14,565	372,876	6,187	157,714	42,708	1,437,695	20,002	659,991
Class R	—	—	—	—	49,326	1,551,156	40,368	1,253,544
Class P	1,079	26,741	439	10,844	44,144	1,392,443	32,222	1,002,644
Institutional Class	40,767	1,030,601	42,670	1,072,301	249,755	9,148,842	88,610	3,153,042
Administrative Class	—	—	—	—	17,283	601,926	12,200	413,707

Issued in reorganization:
Class A	—	—	—	—	—	—	487,872	20,174,345
Class B	—	—	—	—	—	—	16,663	525,521
Class C	—	—	—	—	—	—	185,803	5,860,709
Class D	—	—	—	—	—	—	117,075	4,178,883
Class R	—	—	—	—	—	—	1,027	34,545
Class P	—	—	—	—	—	—	11,088	372,775
Institutional Class	—	—	—	—	—	—	879,508	33,833,693
Administrative Class	—	—	—	—	—	—	27,643	1,017,070

Cost of shares redeemed:
Class A	(147,558)	(3,956,468)	(483,687)	(12,206,032)	(749,978)	(31,291,550)	(987,381)	(39,297,899)
Class B	—	—	—	—	(25,179)	(810,987)	(47,249)	(1,456,882)
Class C	(89,252)	(2,298,041)	(261,039)	(6,360,930)	(416,045)	(13,115,884)	(748,479)	(22,833,495)
Class D	(201,012)	(5,457,725)	(154,258)	(3,943,667)	(302,628)	(10,808,994)	(70,678)	(2,420,557)
Class R	—	—	—	—	(90,387)	(3,055,731)	(147,319)	(4,773,558)
Class P	(14,765)	(377,465)	(55,731)	(1,375,017)	(59,575)	(2,032,753)	(55,758)	(1,806,174)
Institutional Class	(390,283)	(10,207,164)	(1,167,342)	(29,108,248)	(215,888)	(8,407,855)	(258,620)	(9,632,432)
Administrative Class	—	—	—	—	(12,430)	(466,926)	(26,783)	(959,855)
Net increase (decrease) resulting from Fund share transactions	74,861	$1,847,484	(744,560)	$(17,715,314)	1,398,270	$49,962,916	2,661,290	$98,272,056

*	Actual amount rounds to less than 1 share.

192	December 31, 2014 |	Semiannual Report

AllianzGI Global Natural Resources				AllianzGI Global Small-Cap				AllianzGI Health Sciences
Six Months ended December 31, 2014 (unaudited)		Year ended June 30, 2014		Six Months ended December 31, 2014 (unaudited)		Year ended June 30, 2014		Six Months ended December 31, 2014 (unaudited)		Year ended June 30, 2014
Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount

139,878	$2,390,437	165,753	$3,122,110	136,518	$5,669,816	564,697	$22,961,090	182,716	$6,360,128	166,047	$5,318,373
—	—	—	—	2	73	711	25,958	744	22,809	1,699	44,291
54,759	975,528	11,464	200,955	64,655	2,450,297	251,796	9,461,275	153,939	4,897,699	75,681	2,152,406
27,013	506,551	43,680	809,511	104,754	4,260,334	771,496	31,536,689	320,391	11,430,035	94,649	3,048,135
—	—	—	—	—	—	—	—	—	—	—	—
262,833	4,479,586	42,840	796,908	198,924	8,657,836	389,547	16,951,278	—	—	—	—
367,507	6,672,262	416,392	7,798,757	874,674	38,580,754	965,179	40,951,441	3	1	—	—
—	—	—	—	—	—	—	—	—	—	—	—

— *	4	1,182	21,579	—	—	—	—	120,661	3,981,799	134,698	3,860,430
—	—	—	—	—	—	—	—	2,374	66,710	3,853	96,900
1	16	— *	2	—	—	—	—	72,321	2,034,396	62,051	1,561,818
— *	2	597	10,900	—	—	—	—	535,951	17,675,660	663,246	19,001,967
—	—	—	—	—	—	—	—	—	—	—	—
140	2,315	140	2,584	—	—	—	—	—	—	—	—
3,157	52,697	10,855	201,569	—	—	—	—	—	—	—	—
—	—	—	—	—	—	—	—	—	—	—	—

—	—	—	—	—	—	—	—	—	—	—	—
—	—	—	—	—	—	—	—	—	—	—	—
—	—	—	—	—	—	—	—	—	—	—	—
—	—	—	—	—	—	—	—	—	—	—	—
—	—	—	—	—	—	—	—	—	—	—	—
—	—	—	—	—	—	—	—	—	—	—	—
—	—	—	—	—	—	—	—	—	—	—	—
—	—	—	—	—	—	—	—	—	—	—	—

(171,367)	(3,140,339)	(136,271)	(2,513,112)	(221,925)	(9,209,288)	(251,633)	(10,206,687)	(92,771)	(3,270,115)	(166,983)	(5,341,797)
—	—	—	—	(5,915)	(226,219)	(21,679)	(802,183)	(6,626)	(199,128)	(11,254)	(330,294)
(28,956)	(489,671)	(79,030)	(1,398,330)	(64,680)	(2,438,247)	(60,286)	(2,239,295)	(30,947)	(930,946)	(73,530)	(2,049,777)
(18,162)	(324,413)	(41,489)	(767,060)	(173,744)	(7,183,252)	(467,499)	(18,954,021)	(325,652)	(11,340,955)	(545,471)	(17,392,544)
—	—	—	—	—	—	—	—	—	—	—	—
(11,816)	(199,550)	(7,087)	(134,828)	(195,876)	(8,422,630)	(54,000)	(2,331,191)	—	—	—	—
(422,846)	(7,497,926)	(416,984)	(7,981,996)	(292,147)	(12,622,294)	(448,382)	(19,210,572)	—	—	—	—
—	—	—	—	—	—	—	—	—	—	—	—
202,141	$3,427,499	12,042	$169,549	425,240	$19,517,180	1,639,947	$68,143,782	933,104	$30,728,093	404,686	$9,969,908

Semiannual Report	| December 31, 2014	193

Notes to Financial Statements (cont’d)

December 31, 2014 (Unaudited)

	AllianzGI Income & Growth				AllianzGI International Managed Volatility
	Six Months ended December 31, 2014 (unaudited)		Year ended June 30, 2014		Six Months ended December 31, 2014 (unaudited)		Year ended June 30, 2014
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold:
Class A	14,642,644	$184,301,986	35,107,466	$444,731,907	190,016	$2,774,179	415,286	$5,900,377
Class B	—	—	—	—	—	—	—	—
Class C	18,850,127	226,770,577	37,585,296	457,899,572	6,773	97,801	13,310	191,213
Class D	1,122,044	14,197,629	1,894,600	24,061,742	897	12,891	9,980	142,650
Class R	23,555	295,110	65,286	828,343	1,973	29,179	615	8,581
Class P	20,891,107	268,356,177	22,374,824	287,359,130	9,606	140,169	8,323	119,414
Institutional Class	2,959,493	37,825,353	5,551,738	71,514,926	358,093	5,252,167	1,300,572	18,243,429
Class R6	—	—	—	—	—	—	—	—
Administrative Class	—	—	—	—	—	—	—	—

Issued in reinvestment of dividends and distributions:
Class A	2,368,215	29,589,237	3,825,102	48,463,712	23,811	329,074	20,962	289,488
Class B	—	—	—	—	—	—	—	—
Class C	2,935,563	34,927,996	3,791,661	46,109,818	15,689	216,668	12,748	175,538
Class D	176,970	2,220,221	261,979	3,329,829	2,473	34,098	1,948	26,827
Class R	12,310	154,263	20,918	266,009	173	2,363	102	1,387
Class P	1,359,300	17,201,635	1,267,934	16,263,269	579	7,933	675	9,226
Institutional Class	556,341	7,083,325	930,272	11,962,690	175,782	2,413,482	116,430	1,597,425
Class R6	—	—	—	—	—	—	—	—
Administrative Class*	—	—	—	—	—	—	19	274

Cost of shares redeemed:
Class A	(15,716,890)	(199,153,858)	(11,664,034)	(147,712,257)	(136,124)	(1,994,078)	(412,886)	(5,909,175)
Class B	—	—	—	—	—	—	—	—
Class C	(6,223,987)	(74,205,104)	(7,601,837)	(92,277,735)	(66,366)	(960,990)	(177,646)	(2,521,830)
Class D	(523,067)	(6,565,506)	(863,506)	(10,930,863)	(7,053)	(104,542)	(14,980)	(214,411)
Class R	(8,091)	(103,181)	(9,777)	(126,091)	(251)	(3,447)	(3,955)	(55,886)
Class P	(6,987,628)	(88,707,753)	(7,379,863)	(94,319,016)	(16,753)	(247,235)	(13,722)	(195,060)
Institutional Class	(1,779,049)	(22,710,622)	(4,457,516)	(57,568,618)	(667,498)	(9,508,366)	(848,211)	(12,125,490)
Class R6	—	—	—	—	—	—	—	—
Administrative Class*	—	—	—	—	—	—	(710)	(11,494)
Net increase (decrease) resulting from Fund share transactions	34,658,957	$431,477,485	80,700,543	$1,009,856,367	(108,180)	$(1,508,654)	428,860	$5,672,483

†	For the period December 19, 2013 (commencement of operations) through June 30, 2014. “Shares sold” includes shares sold to AFI.
*	The Administrative Class of AllianzGI International Managed Volatility and AllianzGI NFJ All-Cap Value liquidated on May 21, 2014

194	December 31, 2014 |	Semiannual Report

AllianzGI Mid-Cap				AllianzGI NFJ All-Cap Value				AllianzGI NFJ Dividend Value
Six Months ended December 31, 2014 (unaudited)		Year ended June 30, 2014		Six Months ended December 31, 2014 (unaudited)		Year ended June 30, 2014		Six Months ended December 31, 2014 (unaudited)		Year ended June 30, 2014
Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount

789,688	$2,918,911	1,396,486	$5,092,041	73,754	$1,147,341	177,941	$2,488,455	9,935,187	$168,399,457	21,008,939	$325,672,558
348	1,438	4,960	16,240	—	—	5	61	234	4,097	4,074	64,407
1,490,822	4,684,983	483,849	1,608,941	70,434	1,058,413	83,579	1,124,702	1,161,720	19,976,429	1,962,751	30,812,445
11,086	44,166	54,917	203,147	3,318	53,151	12,043	165,747	1,151,089	19,757,661	3,358,195	52,670,107
43,018	160,110	129,106	459,937	—	—	—	—	912,292	15,456,925	2,381,945	36,675,696
232,037	983,159	21,412	89,492	272,042	4,317,409	76,715	1,090,913	28,483,379	491,131,455	22,323,348	349,553,957
451,773	1,882,772	1,453,096	5,709,646	6,904	115,673	20,845	314,320	22,583,757	385,389,919	49,116,569	774,426,472
—	—	—	—	—	—	—	—	4,623,653	79,715,404	56,035 †	927,509 †
8,893	36,165	143,834	535,085	—	—	—	—	4,386,398	75,538,060	7,181,757	113,555,832

3,480,748	11,869,352	—	—	6,046	95,287	13,662	191,539	756,460	13,030,151	2,116,520	33,554,902
28,059	85,018	—	—	—	1	103	1,425	1,294	22,694	6,957	109,964
7,613,175	22,991,789	—	—	3,111	46,765	4,411	59,200	106,870	1,857,176	278,625	4,451,911
53,789	186,648	—	—	874	13,978	1,116	15,910	118,130	2,046,207	326,482	5,190,886
94,609	320,723	—	—	—	—	—	—	110,530	1,900,304	290,964	4,597,871
59,002	220,079	—	—	5,348	85,679	3,524	50,388	552,172	9,554,555	952,649	15,166,470
1,109,407	4,149,183	—	—	929	15,581	822	12,286	2,327,846	40,275,575	5,629,241	89,608,436
—	—	—	—	—	—	—	—	30,966	533,320	334 †	5,724 †
17,199	61,058	—	—	—	—	29	426	386,557	6,732,208	1,109,908	17,757,290

(2,499,727)	(9,523,009)	(4,141,546)	(15,132,242)	(282,512)	(4,396,957)	(267,465)	(3,839,313)	(32,503,800)	(557,469,940)	(30,415,682)	(473,629,973)
(77,018)	(270,761)	(196,164)	(647,966)	(11,096)	(168,206)	(16,339)	(219,004)	(98,887)	(1,709,295)	(1,088,110)	(17,030,364)
(3,408,133)	(11,591,341)	(6,490,821)	(21,389,134)	(34,756)	(514,693)	(114,910)	(1,529,567)	(1,945,522)	(33,389,566)	(4,950,980)	(77,628,271)
(35,233)	(139,807)	(71,605)	(261,289)	(5,329)	(83,820)	(50,345)	(716,646)	(2,534,298)	(43,405,192)	(7,950,721)	(124,999,997)
(78,752)	(300,352)	(163,872)	(585,598)	—	—	—	—	(2,425,527)	(40,992,408)	(5,211,621)	(80,137,760)
(53,661)	(219,581)	(17,698)	(70,505)	(45,770)	(728,101)	(183,296)	(2,714,864)	(12,090,980)	(207,386,375)	(27,016,413)	(429,111,077)
(1,075,467)	(4,436,009)	(2,890,060)	(11,162,817)	(2,246)	(37,434)	(2,315)	(35,207)	(27,912,750)	(478,596,004)	(81,692,763)	(1,284,944,186)
—	—	—	—	—	—	—	—	(106,439)	(1,817,373)	(53)†	(886)†
(18,119)	(72,887)	(460,316)	(1,744,187)	—	—	(1,871)	(28,977)	(13,980,732)	(241,028,364)	(18,407,919)	(290,871,199)
8,237,543	$24,041,807	(10,744,422)	$(37,279,209)	61,051	$1,020,067	(241,746)	$(3,568,206)	(15,970,401)	$(274,472,920)	(58,628,969)	$(923,551,276)

Semiannual Report	| December 31, 2014	195

Notes to Financial Statements (cont’d)

December 31, 2014 (Unaudited)

	AllianzGI NFJ International Value				AllianzGI NFJ Large-Cap Value
	Six Months ended December 31, 2014 (unaudited)		Year ended June 30, 2014		Six Months ended December 31, 2014 (unaudited)		Year ended June 30, 2014
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold:
Class A	2,811,972	$63,891,857	11,412,039	$259,386,482	298,569	$6,388,311	570,795	$11,073,119
Class B	—	—	—	—	4	79	235	4,549
Class C	277,674	6,312,846	932,703	21,020,789	78,228	1,676,956	128,891	2,520,613
Class D	448,989	10,202,281	1,236,854	28,214,162	35,091	757,170	70,692	1,389,146
Class R	180,835	4,080,931	540,897	12,273,800	50,973	1,081,385	185,514	3,696,507
Class P	18,230,923	418,668,581	6,289,363	144,116,220	411,666	8,877,191	119,198	2,340,507
Institutional Class	5,553,272	126,143,912	19,402,693	439,157,704	1,355,949	28,781,856	3,417,379	66,361,288
Class R6	2,738,882	61,172,423	59,390 †	1,417,319 †	—	—	—	—
Administrative Class	127,068	2,900,576	364,919	8,233,026	9,839	210,715	52,780	1,029,626

Issued in reinvestment of dividends and distributions:
Class A	375,911	8,705,289	629,912	14,688,660	49,545	1,074,645	128,140	2,529,777
Class B	—	—	—	—	98	2,132	1,151	22,701
Class C	71,935	1,662,449	82,884	1,920,239	6,564	142,439	35,839	709,939
Class D	63,218	1,457,497	78,735	1,832,599	13,039	285,449	30,163	601,170
Class R	14,795	343,798	17,188	403,290	2,733	59,644	6,652	132,631
Class P	215,314	4,958,999	105,761	2,480,017	7,284	160,028	7,399	148,191
Institutional Class	866,755	20,041,678	1,207,904	28,218,938	230,027	4,984,893	394,179	7,797,812
Class R6	20,068	448,628	493 †	12,062 †	—	—	—	—
Administrative Class	13,133	303,718	14,158	332,053	86	1,882	5,357	106,518

Cost of shares redeemed:
Class A	(15,466,230)	(359,930,426)	(14,951,090)	(340,518,390)	(1,160,003)	(24,658,846)	(1,897,848)	(36,728,327)
Class B	—	—	—	—	(48,752)	(1,049,542)	(115,008)	(2,250,663)
Class C	(925,630)	(20,828,119)	(2,138,941)	(47,989,971)	(334,037)	(7,123,326)	(776,771)	(15,079,024)
Class D	(583,264)	(13,191,998)	(3,133,740)	(70,474,634)	(124,921)	(2,685,078)	(429,041)	(8,352,699)
Class R	(322,479)	(7,346,459)	(265,591)	(6,103,757)	(61,429)	(1,325,696)	(130,395)	(2,558,225)
Class P	(6,164,661)	(136,528,014)	(7,768,380)	(176,059,652)	(157,772)	(3,406,874)	(136,195)	(2,692,380)
Institutional Class	(10,318,891)	(234,574,998)	(26,114,207)	(597,993,896)	(1,982,046)	(42,036,523)	(4,272,074)	(82,757,715)
Class R6	(127,607)	(2,804,693)	(521)†	(12,554)†	—	—	—	—
Administrative Class	(126,631)	(2,869,895)	(1,493,055)	(33,207,361)	(224,442)	(4,863,323)	(144,086)	(2,759,179)
Net increase (decrease) resulting from Fund share transactions	(2,024,649)	$(46,779,139)	(13,489,632)	$(308,652,855)	(1,543,707)	$(32,664,433)	(2,747,054)	$(52,714,118)

†	For the period December 19, 2013 (commencement of operations) through June 30, 2014. “Shares sold” includes shares sold to AFI.

196	December 31, 2014 |	Semiannual Report

AllianzGI NFJ Mid-Cap Value				AllianzGI NFJ Small-Cap Value				AllianzGI Opportunity
Six Months ended December 31, 2014 (unaudited)		Year ended June 30, 2014		Six Months ended December 31, 2014 (unaudited)		Year ended June 30, 2014		Six Months ended December 31, 2014 (unaudited)		Year ended June 30, 2014
Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount

259,675	$6,567,557	763,903	$17,744,786	5,023,101	$151,434,084	8,471,202	$284,300,530	23,400	$840,294	63,000	$1,869,752
28	626	1	60	11,935	295,178	6,451	200,298	1	982	84	1,685
94,565	2,041,663	146,203	2,879,091	660,506	15,839,582	326,104	9,998,669	48,811	1,054,860	40,256	817,043
229,948	6,010,463	28,845	672,379	32,762	1,102,950	90,025	3,157,475	2,166	49,693	2,929	64,627
44,908	1,004,287	116,114	2,359,789	278,442	9,081,530	691,134	24,128,037	441	8,980	6,003	127,751
440,426	9,514,199	117,040	2,334,246	1,511,290	53,606,635	513,309	18,018,402	28,540	613,179	13,024	282,255
404,651	10,899,555	1,175,172	28,620,882	8,763,932	292,232,812	16,145,906	579,859,990	23,054	585,722	47,863	1,205,203
—	—	—	—	1,588,024	56,516,575	759,674 †	27,284,967 †	—	—	—	—
10,278	269,556	27,859	652,448	2,544,044	81,649,469	5,253,254	177,162,051	192	5,096	7,754	186,388

219,899	5,548,047	150,371	3,479,584	15,943,555	411,421,078	7,283,270	234,284,639	140,910	3,759,487	74,162	2,162,569
578	13,064	55	1,137	58,762	1,451,107	27,980	868,721	1,894	32,688	1,574	31,568
85,017	1,821,067	36,281	715,463	2,344,232	55,978,626	971,412	29,433,550	333,495	5,752,787	157,170	3,151,253
7,287	186,043	4,227	99,004	907,377	24,378,946	411,188	13,642,853	4,302	80,452	2,160	46,056
8,888	197,224	5,425	110,779	942,550	25,287,328	453,710	15,037,307	565	10,062	601	12,324
11,563	244,894	1,507	29,451	771,543	21,459,051	167,758	5,710,228	3,546	66,637	959	20,481
55,964	1,491,995	42,226	1,031,595	25,702,891	717,801,219	11,965,914	409,324,483	42,056	931,957	19,811	487,947
—	—	—	—	626,495	17,495,370	—	—	—	—	—	—
3,008	77,963	2,063	49,064	8,558,786	220,634,484	4,542,865	146,022,121	818	17,267	720	17,057

(1,765,038)	(44,792,392)	(3,040,632)	(70,152,271)	(12,410,644)	(396,486,742)	(18,828,703)	(635,527,987)	(166,940)	(4,814,574)	(355,172)	(10,459,653)
(36,091)	(821,911)	(118,577)	(2,403,242)	(38,332)	(1,156,682)	(97,940)	(3,188,374)	(6,100)	(123,587)	(11,668)	(237,084)
(661,816)	(14,237,281)	(1,400,098)	(27,433,595)	(1,089,416)	(32,212,999)	(1,749,065)	(55,822,521)	(247,994)	(4,843,259)	(411,301)	(8,361,201)
(197,836)	(5,055,313)	(109,110)	(2,551,386)	(448,385)	(14,028,560)	(767,970)	(26,624,468)	(3,785)	(76,346)	(10,343)	(228,912)
(77,050)	(1,710,307)	(203,922)	(4,104,282)	(663,533)	(22,238,149)	(1,557,523)	(53,840,959)	(223)	(4,338)	(6,472)	(133,557)
(69,781)	(1,495,866)	(197,897)	(3,899,387)	(513,457)	(16,297,272)	(1,915,021)	(71,291,793)	(14,145)	(304,393)	(22,565)	(493,471)
(718,982)	(19,401,971)	(959,084)	(23,772,300)	(15,286,334)	(525,820,062)	(32,916,021)	(1,169,312,990)	(231,427)	(5,257,231)	(295,463)	(7,274,619)
—	—	—	—	(170,515)	(5,438,325)	(12,554)†	(461,196)†	—	—	—	—
(7,821)	(203,145)	(67,528)	(1,598,347)	(10,229,624)	(329,116,047)	(13,016,932)	(440,107,627)	(82)	(1,948)	(11,648)	(283,058)
(1,657,732)	$(41,829,983)	(3,479,556)	$(75,135,052)	35,419,987	$814,871,186	(12,780,573)	$(477,743,594)	(16,505)	$(1,615,533)	(686,562)	$(16,987,596)

Semiannual Report	| December 31, 2014	197

Notes to Financial Statements (cont’d)

December 31, 2014 (Unaudited)

	AllianzGI Small-Cap Blend				AllianzGI Technology
	Six Months ended December 31, 2014 (unaudited)		Period from July 1, 2013** through June 30, 2014		Six Months ended December 31, 2014 (unaudited)		Year ended June 30, 2014
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold:
Class A	—	$—	4,944	$85,672	594,124	$36,658,561	1,187,724	$70,527,605
Class B	—	—	—	—	204	10,229	217	10,955
Class C	1,504	26,100	5,479	97,069	143,632	7,530,527	164,999	8,701,318
Class D	2,802	50,000	703	12,500	423,818	26,431,586	1,221,198	71,603,092
Class P	—	—	—	—	155,448	10,439,356	274,847	17,303,793
Institutional Class	12,452	223,949	5,384	95,769	1,089,764	72,879,755	1,962,336	123,170,004
Administrative Class	—	—	—	—	84,191	5,486,845	281,527	17,303,958

Issued in reinvestment of dividends and distributions:
Class A	287	4,867	29	498	919,153	50,663,685	355,666	20,226,739
Class B	—	—	—	—	5,088	242,142	3,784	192,226
Class C	153	2,567	36	611	450,733	21,441,369	168,201	8,541,271
Class D	234	3,984	6	102	524,388	28,463,768	225,962	12,687,793
Class P	37	624	6	115	130,513	7,646,739	45,184	2,697,503
Institutional Class	19,663	335,371	3,525	60,637	1,562,934	92,400,663	575,113	34,558,566
Administrative Class*	—	—	—	—	198,858	11,362,755	77,302	4,525,241

Cost of shares redeemed:
Class A	(168)	(3,000)	(21)	(378)	(706,622)	(44,340,772)	(1,450,703)	(85,946,618)
Class B	—	—	—	—	(13,194)	(761,402)	(26,585)	(1,403,492)
Class C	—	—	(4,027)	(69,828)	(178,823)	(9,776,772)	(358,522)	(18,838,814)
Class D	—	—	—	—	(637,608)	(39,550,357)	(1,797,223)	(104,491,073)
Class P	—	—	—	—	(114,123)	(7,412,228)	(278,072)	(17,111,964)
Institutional Class	—	—	—	—	(910,451)	(59,573,935)	(1,946,631)	(121,509,024)
Administrative Class*	—	—	—	—	(71,777)	(4,656,246)	(306,333)	(18,740,621)
Net increase resulting from Fund share transactions	36,964	$644,462	16,064	$282,767	3,650,250	$205,586,268	379,991	$24,008,458

*	The Administrative Class of AllianzGI U.S. Managed Volatility liquidated on May 21, 2014
**	Commencement of operations.

198	December 31, 2014 |	Semiannual Report

AllianzGI U.S. Managed Volatility
Six Months ended December 31, 2014 (unaudited)		Year ended June 30, 2014
Shares	Amount	Shares	Amount

172,480	$2,568,305	538,380	$7,416,776
287	3,988	431	5,510
34,584	469,158	10,702	140,181
1,563	23,711	169,472	2,412,855
20,408	319,032	10,995	158,092
1,944,401	31,118,028	1,836,788	26,934,843
—	—	—	—

33,316	480,839	11,221	154,834
688	9,146	382	4,879
9,767	129,093	2,372	30,239
3,614	52,386	1,177	16,266
1,962	29,385	132	1,884
502,321	7,549,058	92,080	1,316,721
—	—	42	593

(171,486)	(2,589,907)	(159,461)	(2,237,674)
(4,776)	(67,593)	(30,974)	(406,041)
(15,039)	(209,673)	(31,594)	(411,199)
(12,409)	(184,502)	(227,010)	(3,196,039)
(4,971)	(79,191)	(16,577)	(239,306)
(2,135,077)	(32,558,240)	(1,076,634)	(15,690,839)
—	—	(1,541)	(22,984)
381,633	$7,063,023	1,130,383	$16,389,591

Semiannual Report	| December 31, 2014	199

Notes to Financial Statements (cont’d)

December 31, 2014 (Unaudited)

9.	SIGNIFICANT ACCOUNT HOLDERS

From time to time, a Fund may have a concentration of shareholders, which may include the Investment Manager or affiliates of the Investment Manager, holding a significant percentage of shares outstanding. Investment activities of these shareholders could have a material impact to a Fund.

At December 31, 2014, the significant account-holders (owners of 5% or greater of each respective Fund’s outstanding shares) were as follows:

	Unaffiliated		Affiliated
	Number of Account Holders	Approximate Ownership	AFI	AllianzGI Global Allocation Fund
AllianzGI Emerging Markets Opportunities	5	63%	—	—
AllianzGI Focused Growth	5	53%	—	—
AllianzGI Global Natural Resources	4	53%	—	—
AllianzGI Global Small-Cap	8	71%	—	—
AllianzGI Health Sciences	4	61%	—	—
AllianzGI Income & Growth	7	80%	—	—
AllianzGI International Managed Volatility	4	57%	—	10%
AllianzGI Mid-Cap	6	56%	—	—
AllianzGI NFJ All-Cap Value	7	77%	—	—
AllianzGI NFJ Dividend Value	6	62%	—	—
AllianzGI NFJ International Value	5	61%	—	—
AllianzGI NFJ Large-Cap Value	3	48%	—	—
AllianzGI NFJ Mid-Cap Value	6	54%	—	—
AllianzGI NFJ Small-Cap Value	4	53%	—	—
AllianzGI Opportunity	5	52%	—	—
AllianzGI Small-Cap Blend	—	—	92%	—
AllianzGI Technology	3	34%	—	—
AllianzGI U.S. Managed Volatility	5	53%	—	21%

10.	AFFILIATED TRANSACTIONS

An affiliate includes any company in which a Sub-Adviser’s advised accounts owns 5% or more of a company’s outstanding voting securities at any point during the fiscal year. The table below represents transactions in and earnings from these affiliated issuers during the six months ended December 31, 2014:

AllianzGI Emerging Markets Opportunities:
	Market Value 06/30/2014	Purchases at Cost	Proceeds from Sales	Unrealized Appreciation (Depreciation)	Market Value 12/31/2014	Dividend Income	Net Realized Gain(Loss)
Infineon Technologies AG†	$1,214,972	$30,525	$1,190,493	—	—	—	$(81,322)

AllianzGI Global Small-Cap:
	Market Value 06/30/2014	Purchases at Cost	Proceeds from Sales	Unrealized Appreciation (Depreciation)	Market Value 12/31/2014	Dividend Income	Net Realized Gain(Loss)
Aareal Bank AG	$1,452,351	$400,739	—	$388,528	$1,615,527	—	—
ams AG†	1,415,863	—	—	2,757	1,686,071	—	—
Bechtle AG	1,272,749	110,224	—	(45,508)	1,290,249	—	—
Bertrandt AG†,††	519,170	39,312	—	(49,265)	493,078	—	—
Burckhardt Compression Holding AG††	—	1,023,430	—	(260,209)	763,221	—	—
CANCOM SE	1,316,516	100,029	—	(119,428)	1,187,928	—	—
GameLoft SE	1,228,696	82,324	—	(784,625)	588,291	—	—
Gerry Weber International AG††	852,460	73,176	—	(163,199)	783,527	—	—
IGI Laboratories, Inc.††	—	627,652	—	(54,138)	573,514	—	—
Interroll Holding AG††	—	1,009,603	—	(78,799)	930,804	—	—-

200	December 31, 2014 |	Semiannual Report

AllianzGI Global Small-Cap:
	Market Value 06/30/2014	Purchases at Cost	Proceeds from Sales	Unrealized Appreciation (Depreciation)	Market Value 12/31/2014	Dividend Income	Net Realized Gain(Loss)
Ju Teng International Holdings Ltd.	$727,835	$96,893	—	$(5,740)	$587,122	—	—
Mentor Graphics Corp.	829,151	100,571	—	95,417	940,675	$4,219	—
Meritor, Inc.††	1,109,704	130,119	$397,485	89,965	845,991	—	$(152,355)
Net Entertainment NE AB, Class B††	—	987,362	—	349,511	1,336,873	—	—
Primax Electronics Ltd.††	478,991	223,926	145,412	(57,750)	438,953	6,604	(29,640)
Rotork PLC†,††	1,398,462	133,458	—	19,910	1,207,239	9,758	—
Schoeller-Bleckmann Oilfield Equipment AG	1,436,763	107,537	—	(208,493)	884,049	—	—
SimCorp A/S	1,426,023	111,821	—	2,581	1,195,907	—	—
Spirax-Sarco Engineering PLC	1,624,627	158,108	—	183,858	1,692,040	11,979	—
Vacon PLC†	1,493,746	136,623	1,753,191	—	—	—	495,026
Totals	$18,583,107	$5,652,907	$2,296,088	$(694,627)	$19,041,059	$32,560	$313,031

AllianzGI Health Sciences:
	Market Value 06/30/2014	Purchases at Cost	Proceeds from Sales	Unrealized Appreciation (Depreciation)	Market Value 12/31/2014	Dividend Income	Net Realized Gain(Loss)
Protalix BioTherapeutics, Inc.†	$502,532	—	$462,595	—	—	—	$(296,863)

AllianzGI NFJ International Value:
	Market Value 06/30/2014	Purchases at Cost	Proceeds from Sales	Unrealized Appreciation (Depreciation)	Market Value 12/31/2014	Dividend Income	Net Realized Gain(Loss)
Beach Energy Ltd.††	—	$43,956,536	—	$(19,964,511)	$23,992,025	$ 459,658	—

AllianzGI NFJ Small-Cap Value:
	Market Value 06/30/2014	Purchases at Cost	Proceeds from Sales	Unrealized Appreciation (Depreciation)	Market Value 12/31/2014	Dividend Income	Net Realized Gain(Loss)
AAR Corp.	$59,242,976	—	$3,964,621	$(1,596,628)	$55,610,004	$311,355	$(350,340)
Altisource Residential Corp., Class B	71,650,152	—	2,556,797	(26,268,692)	50,835,740	2,955,148	(1,194,418)
Andersons, Inc.	78,763,949	—	11,544,842	36,859,002	71,081,392	341,039	7,170,347
Arctic Cat, Inc.†	37,196,712	—	31,486,432	—	—	156,454	(10,181,615)
Cal-Maine Foods, Inc.	75,026,486	$5,360,193	19,984,702	34,520,340	64,894,830	691,875	12,769,822
Cash America International, Inc.	77,303,357	—	13,562,852	12,078,172	32,697,007	113,025	6,922,655
Commercial Metals Co.	91,126,764	—	2,078,203	2,433,951	83,776,212	1,248,864	175,978
Ennis, Inc.††	10,147,152	1,895,076	—	(2,202,207)	10,849,425	243,548	—
First Interstate Bancsystem, Inc.†,††	12,491,928	4,570,732	—	2,074,747	17,587,804	165,648	—
Group 1 Automotive, Inc.†	82,244,489	—	18,196,146	36,967,623	67,161,318	281,191	9,271,568
Home Loan Servicing Solutions Ltd.	74,331,646	4,643,535	—	(10,382,439)	68,302,432	3,521,942	—
Innophos Holdings, Inc.	67,679,292	—	11,482,087	32,835,719	57,160,651	1,009,124	6,043,404
Inteliquent, Inc.††	—	21,458,786	3,238,953	10,910,166	30,116,071	290,226	986,072
j2 Global, Inc.†	75,757,547	—	38,473,581	26,839,210	52,420,690	813,522	20,578,179
Mentor Graphics Corp.	79,062,549	1,165,483	3,920,724	13,628,287	77,679,964	370,179	780,482
Meredith Corp.†,††	41,235,702	39,380,964	10,090,301	13,133,473	82,511,102	1,306,390	4,061,333
Montpelier Re Holdings Ltd.†,††	41,364,962	—	—	19,664,081	46,375,366	517,871	—
Neenah Paper, Inc.	46,778,006	—	—	34,386,155	53,044,411	475,261	—
Olin Corp.	96,486,664	—	8,230,874	(305,029)	74,278,632	1,406,080	2,086,307
PetMed Express, Inc.	16,332,031	—	—	985,430	17,410,333	411,936	—
Rayonier Advanced Materials, Inc.††	—	87,078,720	—	(40,262,100)	46,816,620	293,916	—

Semiannual Report	| December 31, 2014	201

Notes to Financial Statements (cont’d)

December 31, 2014 (Unaudited)

AllianzGI NFJ Small-Cap Value:
	Market Value 06/30/2014	Purchases at Cost	Proceeds from Sales	Unrealized Appreciation (Depreciation)	Market Value 12/31/2014	Dividend Income	Net Realized Gain(Loss)
SandRidge Permian Trust ††	$23,092,539	$2,909,820	$1,236,667	$(12,181,185)	$11,723,514	$2,510,190	$(1,278,781)
Sanderson Farms, Inc.	75,897,842	484,253	34,684,355	6,876,640	32,353,154	718,375	9,224,506
Sturm Ruger & Co., Inc.†	82,751,788	6,843,851	28,212,597	(18,479,545)	28,303,688	844,785	11,105,666
TAL International Group, Inc.	59,722,755	—	—	13,084,553	58,659,162	—	—
Universal Corp.	81,049,005	7,971,064	2,329,107	4,926,724	70,957,332	1,471,299	245,121
Universal Insurance Holdings, Inc.	22,528,929	1,860,461	—	12,595,880	38,333,586	654,346	—
Westjet Airlines Ltd.	58,427,608	—	2,128,190	16,964,159	66,837,435	421,697	588,927
Totals	$1,537,692,830	$185,622,938	$247,402,031	$220,086,487	$1,367,777,875	$23,545,286	$79,005,213

AllianzGI Opportunity:
	Market Value 06/30/2014	Purchases at Cost	Proceeds from Sales	Unrealized Appreciation (Depreciation)	Market Value 12/31/2014	Dividend Income	Net Realized Gain(Loss)
Andersons, Inc.	$1,541,726	—	$836,875	$(141,907)	$793,911	$5,273	$(99,569)
Cal-Maine Foods, Inc.	1,967,250	—	1,115,447	120,254	1,008,145	19,992	165,356
First Interstate Bancsystem, Inc.†,††	1,793,744	—	1,842,169	—	—	19,846	75,599
Group 1 Automotive, Inc.†,††	—	$1,798,194	142,495	(5,717)	1,646,767	760	(3,215)
Meritor, Inc. ††	—	497,440	61,956	42,729	477,679	—	(534)
Totals	$5,302,720	$2,295,634	$3,998,942	$15,359	$3,926,502	$45,871	$137,637

AllianzGI Small Cap Blend:
	Market Value 06/30/2014	Purchases at Cost	Proceeds from Sales	Unrealized Appreciation (Depreciation)	Market Value 12/31/2014	Dividend Income	Net Realized Gain(Loss)
Andersons, Inc.	$46,422	$2,488	$21,187	$(5,111)	$29,493	$179	$(3,072)
Cal-Maine Foods, Inc.	62,800	3,540	28,737	6,135	41,567	670	3,344
First Interstate Bancsystem, Inc.†,††	55,991	1,571	59,128	—	—	637	1,948
Group 1 Automotive, Inc.†,††	—	61,677	—	(287)	61,390	26	—
IGI Laboratories, Inc.††	3,717	10,249	—	2,517	16,324	—	—
Mentor Graphics Corp.	14,819	—	—	1,517	15,059	69	—
Meritor, Inc.††	10,667	16,773	2,052	2,707	27,785	—	(802)
Neenah Paper, Inc.	3,561	—	—	1,878	4,038	36	—
PetMed Express, Inc.††	—	2,708	—	166	2,874	—	—
SandRidge Permian Trust†,††	15,355	1,379	12,346	—	—	834	(6,294)
Sanderson Farms, Inc.	6,804	1,852	1,776	625	5,882	64	414
Universal Corp.††	—	5,649	—	288	5,937	—	—
Totals	$220,136	$107,886	$125,226	$10,435	$210,349	$2,515	$(4,462)

AllianzGI Technology:
	Market Value 06/30/2014	Purchases at Cost	Proceeds from Sales	Unrealized Appreciation (Depreciation)	Market Value 12/31/2014	Dividend Income	Net Realized Gain(Loss)
Aixtron SE	$14,514	—	—	$(18,201)	$11,241	—	—

†	Not affiliated at December 31, 2014.
††	Not affiliated at June 30, 2014.

Certain additional purchases of existing portfolio holdings that were not considered affiliated in prior years, resulted in the Funds owning in excess of 5% of the outstanding shares of certain issues at December 31, 2014. The percentages and market values of the affiliated transactions presented below include both acquisitions of new investments and prior year holdings that became affiliated during the reporting period.

202	December 31, 2014 |	Semiannual Report

AllianzGI Global Small-Cap:
Issuer Name	Sub-Adviser’s % Holding	Market Value	Market Value as a % of Fund’s Net Assets
Aareal Bank AG	8.14%	$1,615,527	0.77%
Bechtle AG	7.87%	1,290,249	0.61%
Burckhardt Compression Holding AG	7.17%	763,221	0.36%
CANCOM SE	15.30%	1,187,928	0.57%
GameLoft SE	11.57%	588,291	0.28%
Gerry Weber International AG	5.41%	783,527	0.37%
IGI Laboratories, Inc.	7.47%	573,514	0.27%
Interroll Holding AG	10.16%	930,804	0.44%
Ju Teng International Holdings Ltd.	5.56%	587,122	0.28%
Mentor Graphics Corp.	5.00%	940,675	0.45%
Meritor, Inc.	5.20%	845,991	0.40%
Net Entertainment NE AB, Class B	7.37%	1,336,873	0.64%
Primax Electronics Ltd.	8.75%	438,953	0.21%
Rotork PLC	5.05%	1,207,239	0.57%
Schoeller-Bleckmann Oilfield Equipment AG	5.95%	884,049	0.42%
SimCorp A/S	13.98%	1,195,907	0.57%
Spirax-Sarco Engineering PLC	5.41%	1,692,040	0.80%
Totals		$16,861,910	8.01%

AllianzGI NFJ International Value:
Issuer Name	Sub-Adviser’s % Holding	Market Value	Market Value as a % of Fund’s Net Assets
Beach Energy Ltd.	6.10%	$23,992,025	0.87%

AllianzGI NFJ Small-Cap Value:
Issuer Name	Sub-Adviser’s % Holding	Market Value	Market Value as a % of Fund’s Net Assets
AAR Corp.	6.25%	$55,610,004	0.82%
Altisource Residential Corp., Class B	5.28%	50,835,740	0.75%
Andersons, Inc.	7.05%	71,081,392	1.05%
Cal-Maine Foods, Inc.	5.76%	64,894,830	0.95%
Cash America International, Inc.	5.99%	32,697,007	0.48%
Commercial Metals Co.	5.00%	83,776,212	1.23%
Ennis, Inc.	5.84%	10,849,425	0.16%
Home Loan Servicing Solutions Ltd.	7.91%	68,302,432	1.01%
Innophos Holdings, Inc.	5.31%	57,160,651	0.84%
Inteliquent, Inc.	5.05%	30,116,071	0.44%
Mentor Graphics Corp.	5.00%	77,679,964	1.14%
Neenah Paper, Inc.	6.14%	53,044,411	0.78%
Olin Corp.	5.33%	74,278,632	1.09%
PetMed Express, Inc.	6.53%	17,410,333	0.26%
Rayonier Advanced Materials, Inc.	5.75%	46,816,620	0.69%
Sanderson Farms, Inc.	5.28%	32,353,154	0.48%
SandRidge Permian Trust	4.98%	11,723,514	0.17%
TAL International Group, Inc.	6.07%	58,659,162	0.86%
Universal Corp.	8.35%	70,957,332	1.04%
Universal Insurance Holdings, Inc.	5.90%	38,333,586	0.56%
Westjet Airlines Ltd.	12.66%	66,837,435	0.98%
Totals		$1,073,417,907	15.78%

Semiannual Report	| December 31, 2014	203

Notes to Financial Statements (cont’d)

December 31, 2014 (Unaudited)

AllianzGI Opportunity:
Issuer Name	Sub-Adviser’s % Holding	Market Value	Market Value as a % of Fund’s Net Assets
Andersons, Inc.	7.05%	$793,911	0.87%
Cal-Maine Foods, Inc.	5.76%	1,008,145	1.10%
Meritor, Inc.	5.20%	477,679	0.52%
Totals		$2,279,735	2.49%

AllianzGI Small Cap Blend:
Issuer Name	Sub-Adviser’s % Holding	Market Value	Market Value as a % of Fund’s Net Assets
Andersons, Inc.	7.05%	$29,493	0.44%
Cal-Maine Foods, Inc.	5.76%	41,567	0.62%
IGI Laboratories, Inc.	7.47%	16,324	0.24%
Mentor Graphics Corp.	5.00%	15,059	0.22%
Meritor, Inc.	5.20%	27,785	0.41%
Neenah Paper, Inc.	6.14%	4,038	0.06%
PetMed Express, Inc.	6.53%	2,874	0.04%
Sanderson Farms, Inc.	5.28%	5,882	0.09%
Universal Corp.	8.35%	5,937	0.09%
Totals		$148,959	2.20%

AllianzGI Technology:
Issuer Name	Sub-Adviser’s % Holding	Market Value	Market Value as a % of Fund’s Net Assets
Aixtron SE	12.40%	$11,241	0.00%

11.	FUND EVENTS

(a) Name Changes

Effective December 22, 2014, AllianzGI Wellness Fund changed its name to AllianzGI Health Sciences Fund and adopted new investment policies.

(b) New Share Classes

Effective December 22, 2014, AllianzGI Health Sciences Fund began offering Institutional Class shares.

12.	PAYMENTS FROM AFFILIATES

During the year ended June 30, 2014, AllianzGI U.S. reimbursed AllianzGI Income & Growth $118,029 (less than $0.01 per share) for realized losses resulting from a trading error.

13.	SUBSEQUENT EVENTS

In preparing these financial statements, the Funds’ management has evaluated events and transactions for potential recognition or disclosure through the date the financial statements were issued.

On January 22, 2015, AllianzGI Income & Growth declared short-term and long-term capital gain distributions of $0.06270 and $0.02480 per share, respectively, payable January 22, 2015 to shareholders of record on January 21, 2015.

On February 19, 2015, AllianzGI Income & Growth declared short-term capital gain distributions of $0.0875 per share, payable February 19, 2015 to shareholders of record on February 18, 2015.

The Board of Trustees has approved an Agreement and Plan of Reorganization pursuant to which the AllianzGI Opportunity Fund (for purposes of this paragraph only, the “Acquired Fund”) would be reorganized with and into another existing series of the Trust, the AllianzGI Small-Cap Blend Fund (the “Reorganization”). The closing date of the Reorganization is expected to be on or about March 9, 2015, although the Reorganization may be delayed. The Reorganization is expected to be a tax-free reorganization, such that shareholders in the Acquired Fund will not realize any gains or losses for U.S. federal income tax purposes as a direct result of the Reorganization. It is possible that the Reorganization will have some tax implications for shareholders, including increased capital gain distributions to shareholders before or after the Reorganization, in some instances as a result of the sale of portfolio securities in connection with or following the Reorganization. Please see the Acquired Fund’s prospectus for more information.

There were no other subsequent events identified that require recognition or disclosure.

204	December 31, 2014 |	Semiannual Report

Unaudited

Shareholder Meeting Results/Changes to Board of Trustees

Shareholder Meeting Results:

The Trust held a special shareholder meeting on December 18, 2014 for the election of Trustees to the Board.

Shareholders of the Trust voted as indicated below:

	Affirmative	Withholding Authority
Election of Deborah A. DeCotis	836,922,927	12,582,900
Re-election of F. Ford Drummond	837,416,191	12,089,636
Election of Bradford K. Gallagher	836,733,107	12,772,720
Election of James A. Jacobson	836,806,181	12,699,646
Election of Hans W. Kertess	835,542,439	13,963,388
Election of William B. Ogden, IV	836,844,994	12,660,833
Election of Susan M. King*	837,335,838	12,169,989
Re-election of James S. MacLeod	837,339,215	12,166,612
Election of Alan Rappaport	836,024,614	13,481,212
Re-election of Davey S. Scoon	835,948,371	13,557,456
Election of Julian Sluyters*	837,542,317	11,963,510

*	Interested Trustee

Changes to Board of Trustees:

Effective October 8, 2014, C. Kim Goodwin resigned as a Trustee of the Trust.

Effective December 18, 2014, John C. Maney, Edward E. Sheridan, W. Bryant Stooks and James W. Zug resigned as Trustees of the Trust.

Effective December 18, 2014, Deborah A. DeCotis, Bradford K. Gallagher, James A. Jacobson, Hans W. Kertess, William B. Ogden, IV, Alan Rappaport, Julian Sluyters and Susan M. King were elected as Trustees of the Trust.

Semiannual Report	| December 31, 2014	205

Privacy Policy

Unaudited

Our Commitment to You

We consider customer privacy to be a fundamental aspect of our relationship with shareholders and are committed to maintaining the confidentiality, integrity and security of our current, prospective and former shareholders’ personal information. To ensure our shareholders’ privacy, we have developed policies that are designed to protect this confidentiality, while allowing shareholders’ needs to be served.

Obtaining Personal Information

In the course of providing shareholders with products and services, we may obtain non-public personal information about shareholders, which may come from sources such as account applications and other forms, from other written, electronic or verbal correspondence, from shareholder transactions, from a shareholder’s brokerage or financial advisory firm, financial adviser or consultant, and/or from information captured on our internet web sites.

Respecting Your Privacy

As a matter of policy, we do not disclose any personal or account information provided by shareholders or gathered by us to non-affiliated third parties, except as required for our everyday business purposes, such as to process transactions or service a shareholder’s account, or as otherwise permitted by law. As is common in the industry, non-affiliated companies may from time to time be used to provide certain services, such as preparing and mailing prospectuses, reports, account statements and other information, and gathering shareholder proxies. We may also retain non-affiliated financial services providers, such as broker-dealers, to market our shares or products and we may enter into joint-marketing arrangements with them and other financial companies. We may also retain marketing and research service firms to conduct research on shareholder satisfaction. These companies may have access to a shareholder’s personal and account information, but are permitted to use this information solely to provide the specific service or as otherwise permitted by law. We may also provide a shareholder’s personal and account information to their respective brokerage or financial advisory firm, Custodian, and/or to their financial advisor or consultant.

Sharing Information with Third Parties

We reserve the right to disclose or report personal information to non-affiliated third parties, in limited circumstances, where we believe in good faith that disclosure is required under law to cooperate with regulators or law enforcement authorities, to protect our rights or property or upon reasonable request by any Fund in which a shareholder has chosen to invest. In addition, we may disclose information about a shareholder or shareholder’s accounts to a non-affiliated third party only if we receive a shareholder’s written request or consent.

Sharing Information with Affiliates

We may share shareholder information with our affiliates in connection with our affiliates’ everyday business purposes, such as servicing a shareholder’s account, but our affiliates may not use this information to market products and services to you except in conformance with applicable laws or regulations. The information we share includes information about our experiences and transactions with a shareholder and may include, for example, a shareholder’s participation in one of the Funds or in other investment programs, a shareholder’s ownership of certain types of accounts (such as IRAs), or other data about a shareholder’s transactions or accounts. Our affiliates, in turn, are not permitted to share shareholder information with non-affiliated entities, except as required or permitted by law.

Procedures to Safeguard Private Information

We take seriously the obligation to safeguard shareholder non-public personal information. In addition to this policy, we have also implemented procedures that are designed to restrict access to a shareholder’s non-public personal information only to internal personnel who need to know that information in order to provide products or services to such shareholders. In addition, we have physical, electronic and procedural safeguards in place to guard a shareholder’s non-public personal information.

Disposal of Confidential Records

We will dispose of records, if any, that are knowingly derived from data received from a consumer reporting agency regarding a shareholder that is an individual in a manner that ensures the confidentiality of the data is maintained. Such records include, among other things, copies of consumer reports and notes of conversations with individuals at consumer reporting agencies.

206	December 31, 2014 |	Semiannual Report

Unaudited

Matters Relating to the Trustees’ Consideration of the Investment and Portfolio Management Agreements

The Investment Company Act of 1940, as amended (the “Investment Company Act”), requires that both the full Board of Trustees (the “Board” or the “Trustees”) and a majority of the Trustees who are not interested persons of the Trust (the “Independent Trustees”), voting separately, annually approve the continuation of the Trust’s Amended and Restated Investment Advisory Agreement (the “Investment Advisory Agreement”) on behalf of each Fund (as defined below) with Allianz Global Investors Fund Management LLC (the “Adviser”) and the Portfolio Management Agreements between the Adviser and the particular sub-adviser for each Fund (collectively, the “Agreements”). The sub-advisers for the Funds appearing in this report include Allianz Global Investors U.S. LLC (“AllianzGI U.S.”) and NFJ Investment Group LLC (“NFJ”) (collectively, the “Sub-Advisers”).

At an in-person meeting held in October 2014, the Board and the Independent Trustees unanimously approved the continuation of each of the Agreements for an additional one-year period ending December 31, 2015 with respect to AllianzGI Emerging Markets Opportunities Fund, AllianzGI Focused Growth Fund, AllianzGI Global Natural Resources Fund, AllianzGI Global Small-Cap Fund, AllianzGI Health Sciences Fund1, AllianzGI Income & Growth Fund, AllianzGI International Managed Volatility Fund, AllianzGI Mid-Cap Fund, AllianzGI NFJ All-Cap Fund, AllianzGI NFJ Dividend Value Fund, AllianzGI NFJ International Value Fund, AllianzGI NFJ Large-Cap Value Fund, AllianzGI NFJ Mid-Cap Value Fund, AllianzGI NFJ Small-Cap Value Fund, AllianzGI Opportunity Fund, AllianzGI Small-Cap Blend Fund, AllianzGI Technology Fund and AllianzGI U.S. Managed Volatility Fund (each, a “Fund” and together, the “Funds”).

The material factors and conclusions that formed the basis of these approvals for the Funds are discussed below.

Review Process

The Investment Company Act requires that the Trustees request and evaluate, and that the Adviser and the Sub-Advisers furnish, such information as may reasonably be necessary for the Trustees to evaluate the terms of the Agreements. The Board and/or the Independent Trustees (in most cases through the Board’s Contracts Committee) met in person and telephonically a number of times in the months prior to the approval meeting noted above, both with management and in private sessions, for the specific purpose of considering the proposed continuation of the Agreements and the proposed continuation of the Funds’ administration and distribution arrangements (together, the “contract review meetings”). In addition, the Trustees considered matters bearing on the Funds and their investment advisory, administration and distribution arrangements at their regular meetings throughout the year, including reviews of the Funds’ investment results and performance data by the Board’s

Performance Committee at each regular meeting and periodic presentations from the Sub-Advisers with respect to the Funds they manage.

During the course of the contract review meetings, the Trustees met with and discussed the proposed approvals with representatives of the Adviser and received assistance and advice, including written memoranda, from counsel regarding the legal standards applicable to the consideration of advisory arrangements. The Independent Trustees were assisted in their evaluation of the Agreements by independent legal counsel, from whom they received separate legal advice and with whom they met separately from management. The Independent Trustees were also assisted by an independent consultant who reviewed and provided analysis regarding investment performance, fees and expenses, profitability and other information provided by, or at the direction of, the Adviser and the Sub-Advisers. During the course of the contract review meetings, the Independent Trustees made various requests for additional information or explanations from management regarding information that had been provided, to which management responded either in writing or orally.

In their deliberations, the Trustees did not identify any particular information that was all-important or controlling. Some of the factors that figured particularly in the Trustees’ deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors. Furthermore, it is important to recognize that the Funds’ investment management and related fee arrangements are the result of years of review and discussion and that certain aspects of such arrangements may receive greater scrutiny in certain years. The Trustees’ conclusions may be based, in part, on their consideration of these arrangements during the course of the year and in prior years. The Trustees evaluated all information available to them on a Fund-by-Fund basis, and their determinations were made separately in respect of each Fund. However, they also took into account in their review those interests of all the Allianz Funds that were in common.

Nature, Extent and Quality of Services; Fund Performance

In considering the Agreements, the Trustees, including the Independent Trustees, evaluated the nature, extent and quality of the advisory and administrative services provided to the Funds by the Adviser and the Sub-Advisers. They considered the terms of the Agreements. The Trustees also received and considered information provided by management that described, among other matters: (a) the nature and scope of the advisory and administrative services provided to the Funds and information regarding the experience, qualifications and adequacy of the personnel who provide those services; (b) the investment programs used by each Sub-Adviser to

1	Prior to December 22, 2014, the AllianzGI Health Sciences Fund was named “AllianzGI Wellness Fund”.

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manage its Funds; (c) possible conflicts of interest and fall-out benefits; (d) brokerage and execution practices; (e) pending litigation and governmental inquiries; (f) the compliance functions of the Adviser and Sub-Advisers; (g) proxy voting matters; (h) consolidated financial results of the Adviser’s U.S. parent company and its subsidiaries and assets under management and other information relating to the financial resources of the Adviser and the Sub-Advisers; and (i) information relating to portfolio manager compensation.

The Trustees noted that the Audit Oversight and Compliance Committee regularly reviews compliance, administration and related matters, and meets with representatives of the Adviser on a regular basis to discuss these matters and related issues. Throughout the review process the Trustees received reports from the Audit Oversight and Compliance Committee as to these matters. The Trustees also noted that the Performance Committee regularly reviews investment and performance matters, and meets with representatives of the Adviser and Sub-Advisers on a regular basis to discuss these matters and related issues.

The Trustees noted that, pursuant to the Advisory Agreement, the Adviser, subject to the direction of the Board, is responsible for managing, either directly or through others selected by it, the investment activities of the Funds. In addition to considering the Funds’ investment performance (see below), the Trustees considered, among other matters, the Adviser’s general oversight of the Funds and the Sub-Advisers. They also took into account the Adviser’s compliance program and the resources being devoted to compliance. The Trustees also noted the complexities of overseeing the Sub-Advisers. The Trustees took into account the Adviser’s representations to the Trustees about the continued availability of resources to support the Funds given current market conditions and the importance of having an adviser with access to significant financial resources. The Trustees also took into account shareholder expectations that the Adviser and applicable Sub-Advisers would be managing the Funds.

The Trustees noted that, pursuant to the Portfolio Management Agreements, the Sub-Advisers have full investment discretion and make all determinations with respect to the investment of a Fund’s assets, subject to the general supervision of the Adviser and the Board of Trustees. They took into account that the Sub-Advisers implement the Funds’ investment programs (subject to the terms of the prospectus), analyze economic trends, evaluate the risk/return characteristics of the Funds, construct the Funds’ portfolios, monitor the Funds’ compliance with investment restrictions, and report to the Trustees. The Trustees considered the Funds’ investment performance (see below). The Trustees also considered information concerning the investment philosophy and investment process used by the Sub-Advisers in managing the Funds and the in-house research capabilities of the Sub-Advisers. They also considered various investment resources available to the Sub-Advisers, including research services acquired with “soft dollars” available to the Sub-Advisers as a result of securities transactions effected for the Funds and other clients. The

Trustees reviewed each Sub-Adviser’s compliance program, including the Adviser’s assessment of those programs.

The Trustees considered, among other matters, that, in addition to overseeing the Sub-Advisers, the Adviser provides or procures through third-party service providers most administrative services that are required by the Funds under a separate Administration Agreement. These services include accounting, bookkeeping, tax, legal, audit, custody, transfer agency, valuation and compliance services, preparation of prospectuses, shareholder reports and other regulatory filings, oversight and coordination of activities of third-party service providers and various shareholder services. The Trustees took into account the “unitary” administrative fee structure applicable to the Funds, under which certain third-party services that are ordinarily the financial responsibility of a mutual fund (e.g., audit, custody, accounting, legal, transfer agency, and printing services) are, in the case of the Funds, paid for by the Adviser out of its administrative fee. They also took into account that the Adviser provides the Funds with office space, administrative services and personnel to serve as Fund officers, and that the Adviser and its affiliates pay all of the compensation of the Funds’ interested Trustees and officers (in their capacities as employees of the Adviser or such affiliates).

The Trustees also took into account that the Adviser had agreed to the proposed continuation of certain advisory fee breakpoints and/or waivers for the Funds, each as described under “Fees and Other Expenses” below.

In connection with the contract review meetings, the Trustees reviewed information provided by Lipper Inc. (“Lipper”) regarding the total return investment performance of the Funds, including comparisons of each Fund’s investment results with those of mutual funds in a peer group selected for that Fund by Lipper and comprised of funds of similar investment style, share class characteristics, and assets. Unless otherwise noted, comparisons were made based on Class A shares and Institutional Class shares. Comparisons were made over the one-, three-, five- and ten-year periods (to the extent the Fund had been in existence) ended June 30, 2014, and reviewed together with an analysis of the comparative performance information prepared by an independent consultant. The Trustees also considered, as applicable, information comparing the performance of other funds and institutional accounts managed in a similar manner by each Sub-Adviser to that of each Fund managed by such Sub-Adviser. The Trustees noted that the Adviser has demonstrated on a number of occasions its willingness to change Sub-Advisers and/or portfolio managers, and to take certain other actions, to address periods of continued underperformance. In addition to the information reviewed by the Trustees at the contract review meetings, the Trustees received during the year detailed comparative performance information for each Fund, which included performance versus one or more selected securities indices or other benchmarks. The comparative performance information that was prepared and provided by Lipper and other sources was not independently verified by the Trustees or their independent consultant.

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The Trustees noted that a number of Funds had undergone investment strategy and/or portfolio manager changes within the past two years, including AllianzGI Focused Growth Fund, AllianzGI Global Natural Resources Fund, AllianzGI Global Small-Cap Fund, AllianzGI Mid-Cap Fund, AllianzGI NFJ All-Cap Value Fund, AllianzGI NFJ Mid-Cap Value Fund and AllianzGI Opportunity Fund. The Trustees also noted the name and investment policy changes proposed to take effect for the AllianzGI Health Sciences Fund in December 2014.

Fund-specific performance results reviewed by the Trustees are discussed below, though, due to the passage of time, they are likely to differ from performance results for more recent periods, including those shown elsewhere in this report. Class A and Institutional Class performance relative to the median for each Fund’s Lipper performance universe is described, including the specific quintile rankings for Class A and Institutional Class shares.

Funds Sub-Advised by AllianzGI U.S. (AllianzGI U.S. Funds). The Trustees reviewed comparative information showing performance of the AllianzGI Emerging Markets Opportunities, AllianzGI Focused Growth, AllianzGI Global Natural Resources, AllianzGI Global Small-Cap, AllianzGI Health Sciences, AllianzGI Income & Growth, AllianzGI International Managed Volatility, AllianzGI Mid-Cap, AllianzGI Opportunity, AllianzGI Small-Cap Blend, AllianzGI Technology and AllianzGI U.S. Managed Volatility Funds against their respective performance universes.

For the AllianzGI Emerging Markets Opportunities Fund, performance for Class A shares was at, below and above median for the one-, three- and five-year periods (in the third quintile for the one- and three-year periods and in the second quintile for the five-year period) and performance for Institutional Class shares was above median for the one-, three-, five- and ten-year periods (in the third quintile for the one- and three-year periods, in the second quintile for the five-year period and in the first quintile for the ten-year period). Class A shares of this Fund do not have ten years of operating history.

For the AllianzGI Focused Growth Fund, performance for Class A and Institutional Class shares was above median for the one-, three-, five- and ten-year periods (in the first quintile for the one-, three- and ten-year periods and in the second quintile for the five-year period). It was noted that the AllianzGI Focused Growth Fund had changed its investment strategy in September 2012 and as a result earlier performance information for the Fund reflected the prior strategy.

For the AllianzGI Global Natural Resources Fund, performance for Class A and Institutional Class shares was below median for the one-year period (in the third quintile) and above median for the three- and five-year periods (in the second quintile). Performance for Institutional Class shares was above median (in the third quintile) for the ten-year period. Class A shares of this Fund do not have ten years of operating history.

For the AllianzGI Global Small-Cap Fund, performance for Class A shares was above median for the one-, three- and five-year periods and below median for the ten-year period (in the third quintile for the one- and ten-year periods and in the first quintile for the three- and five-year periods) and Institutional Class shares was above median for the one-, three-, five- and ten-year periods (in the second quintile for the one-year period, in the first quintile for the three- and five-year periods and in the third quintile for the ten-year period).

For the AllianzGI Health Sciences Fund, performance for Class A shares was below median for the one-, three-, five- and ten-year periods (in the third quintile for the one- and five-year periods and in the fifth quintile for the three- and ten-year periods). This Fund did not offer Institutional Class shares during the relevant time period.

For the AllianzGI Income & Growth Fund, performance for Class A and Institutional Class shares was above median for the one-, three- and five-year periods (in the second quintile for the one- and three-year periods and in the second quintile for Class A shares and the first quintile for Institutional Class shares for the five-year period). This Fund does not have ten years of operating history.

For the AllianzGI International Managed Volatility Fund, performance for Class A and Institutional Class shares was below median for the one-, three- and five-year periods (in the fifth quintile for Class A shares and the fourth quintile for Institutional Class shares for the one-year period and in the fifth quintile for the three- and five-year periods) and performance for Institutional Class shares was below median (in the fourth quintile) for the ten-year period. Class A shares of this Fund do not have ten years of operating history.

For the AllianzGI Mid-Cap Fund, performance for Class A shares was below median for the one-, three- and five-year periods (in the fourth quintile for the one- and five-year periods and in the fifth quintile for the three-year period) and above median (in the third quintile) for the ten-year period and performance for Institutional Class shares was below median for the one-, three- and five-year periods (in the fourth quintile for the one-year period, in the fifth quintile for the three-year period and in the third quintile for the five-year period) and above median (in the second quintile) for the ten-year period.

For the AllianzGI Opportunity Fund, performance for Class A and Institutional Class shares was above median for the one-year period (in the third quintile for Class A shares and the second quintile for Institutional Class shares) and below median for the three-, five- and ten-year periods (in the fifth quintile in each case).

For the AllianzGI Small-Cap Blend Fund, performance for Class A and Institutional Class shares was above median (in the second quintile) for the period since the Fund’s inception on July 1, 2013.

For the AllianzGI Technology Fund, performance for Class A and Institutional Class shares was above median for the one-, three-, five- and ten-year periods (in the second quintile for the one-year period, in the third quintile for Class A shares and the second quintile for Institutional Class shares for the three-year period, in the first quintile

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for the five-year period and in the second quintile for Class A shares and the first quintile for Institutional Class shares for the ten-year period).

For the AllianzGI U.S. Managed Volatility Fund, performance for Class A and Institutional Class shares was below median for the one-, three-, five- and ten-year periods (in the fifth quintile for the one-, three- and five-year periods and in the fourth quintile for the ten-year period).

Funds Sub-Advised by NFJ (NFJ Funds). The Trustees reviewed comparative information showing performance of the AllianzGI NFJ All-Cap Value, AllianzGI NFJ Dividend Value, AllianzGI NFJ International Value, AllianzGI NFJ Large-Cap Value, AllianzGI NFJ Mid-Cap Value and AllianzGI NFJ Small-Cap Value Funds against their respective performance universes.

For the AllianzGI NFJ All-Cap Value Fund, performance for Class A and Institutional Class shares was above median for the one- and five-year periods (in the third quintile for the one-year period and the second quintile for the five-year period) and below median for the three- and ten-year periods (in the fifth quintile for Class A shares and the fourth quintile for Institutional Class shares for the three-year period and in the fourth quintile for the ten-year period).

For the AllianzGI NFJ Dividend Value Fund, performance for Class A shares was above median for the one-, three- and five-year periods (in the first quintile for the one-year period and in the second quintile for the three- and five-year periods) and below median for the ten-year period (in the third quintile) and Institutional Class shares was above median for the one-, three-, five- and ten-year periods (in the first quintile for the one- and three-year periods, in the second quintile for the five-year period and in the third quintile for the ten-year period).

For the AllianzGI NFJ International Value Fund, performance for Class A and Institutional Class shares was below median (in the fifth quintile) for the one-year period and above median for the three- and five-year periods (in the third quintile for Class A shares and the second quintile for Institutional Class shares for the three-year period and in the first quintile for the five-year period). Performance for Institutional Class shares was above median (in the first quintile) for the ten-year period. Class A shares of this Fund do not have ten years of operating history.

For the AllianzGI NFJ Large-Cap Value Fund, performance for Class A shares was above median for the three- and five-year periods (in the third quintile) and below median for the one- and ten-year periods (in the third quintile for the one-year period and in the fourth quintile for the ten-year period) and performance for Institutional Class shares was above median for the one-, three-, five- and ten-year periods (in the third quintile for the one-, three- and ten-year periods and in the second quintile for the five-year period).

For the AllianzGI NFJ Mid-Cap Value Fund, performance for Class A shares was above median (in the second quintile) for the one- and five-year periods and below median (in the fourth quintile) for the three- and ten-year periods and performance for Institutional Class shares was above median (in the second quintile) for the one- and five-year periods and below median for the three- and ten-year periods (in the fourth quintile for the three-year period and in the third quintile for the ten-year period).

For the AllianzGI NFJ Small-Cap Value Fund, performance for Class A shares was above median for the one- and ten-year periods (in the third quintile for the one-year period and in the first quintile for the ten-year period) and below median (in the fourth quintile) for the three- and five-year periods and performance for Institutional Class shares was above median for the one- and ten-year periods (in the second quintile for the one-year period and in the first quintile for the ten-year period) and below median for the three- and five-year periods (in the fourth quintile for the three-year period and in the third quintile for the five-year period).

Based on this and other information, and taking into account the proposed continuation of certain Funds’ advisory fee breakpoints and/or waivers as described under “Fees and Other Expenses” below, the Trustees concluded, within the context of their overall conclusions regarding the Agreements, that the management and oversight services of the Adviser and the services of each Sub-Adviser are of a nature, extent and quality sufficient for renewal of the Agreements and the Adviser’s and the Sub-Advisers’ performance record and process in managing the Funds were sufficient to support continuation of the Agreements for the Funds.

Fees and Other Expenses

The Trustees considered the advisory fees paid by each Fund to the Adviser and the sub-advisory fees paid by the Adviser to the Sub-Advisers. In doing so, the Trustees reviewed a report from an independent consultant, which analyzed comparisons of the Funds’ fees and expenses to the fees and expenses of funds in their Lipper peer groups. The Trustees also considered the administrative fee rate paid by each Fund to the Adviser. Among other information, the Trustees considered (i) the level of the Funds’ advisory fees, including versus their peer groups as provided by Lipper; (ii) the level of the Funds’ sub-advisory fees; (iii) the allocation of the advisory fee between the Adviser and the Sub-Advisers, and the services provided by the Adviser, on the one hand, and the Sub-Advisers, on the other hand; (iv) that the Adviser (and not the Funds) pays the sub-advisory fees; (v) that the Funds pay a unitary fee for non-advisory services, which differentiates the Funds from many in the industry; (vi) each Fund’s total expenses, including as compared to those funds in their peer groups as provided by Lipper; and (vii) current Fund asset levels as compared to prior years.

The Trustees also considered information showing the advisory fees charged by the Sub-Advisers to any institutional and other accounts with investment objectives similar to those of the Funds. The information indicated that the fee rates paid to the Sub-Advisers by the Adviser with respect to the Funds were not necessarily as low as the fee rates charged by the Sub-Advisers to other similar institutional

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accounts. The Trustees reviewed materials from management describing the differences in services provided to these other accounts, which noted the generally broader scope of services provided by the Adviser and the Sub-Advisers to the Funds relative to institutional accounts, the higher demands placed on investment personnel and trading infrastructure as a result of the anticipated daily cash in-flows and out-flows of the Funds, the greater entrepreneurial risk and enterprise risk in managing retail mutual funds, differences in distribution costs, and the expenses associated with the more extensive regulatory regime governing registered funds.

The Trustees considered and evaluated the administrative fees paid by each Fund under the Administration Agreement, including in light of the total expenses of the Funds and the total expenses of competitor funds as reflected in the Lipper materials. The Trustees noted that, in connection with the contract review process in prior years, they had negotiated with the Adviser to observe administrative fee breakpoints for each Fund and share class under the Administration Agreement, and to apply breakpoints based on the entire net assets of each Fund (rather than on net assets attributable to particular share classes). The Trustees noted that the Adviser had reported that as of June 30, 2014, five Funds were of sufficient size for previously negotiated administrative fee breakpoints to take effect. The Trustees considered the savings realized by shareholders under this arrangement as well as under certain advisory fee arrangements described below. The Trustees also considered that in 2009 AGIFM conducted a complex-wide breakpoint study, that the results of the study had factored into the Trustees’ analysis of the then-existing Funds’ fees and expenses and had resulted in changes in 2010 to the administration fee schedules for many of the Funds, and that AGIFM had updated the breakpoint study in 2012 and 2013. The Trustees also noted that the Adviser agreed to continue its voluntary waiver of a portion of its administrative fee for Institutional, Administrative and Class R6 shares of AllianzGI NFJ Small-Cap Value Fund. The Trustees further noted the Adviser’s continued voluntary waiver of a portion of its administrative fee for the AllianzGI NFJ International Value Fund and a portion of its administrative fee for the AllianzGI International Managed Volatility Fund.

The Trustees also considered, among other information, the Adviser’s business model of providing advisory and administrative services as part of a comprehensive program wherein the services cannot readily be separated and the Adviser’s indication that it would not be willing to outsource its provision of administrative services while continuing to provide advisory services. They also took into account disclosure in the Funds’ prospectuses regarding administrative fees.

The Trustees reviewed information provided by Lipper and an independent consultant comparing each Fund’s advisory fee and ratios of total expenses (both with and without Rule 12b-1/distribution fees) to net assets (“total expense ratios”) for two share classes (Class A and Institutional Class share classes) to those of a group of comparable funds for the most recent fiscal year ended June 30, 2014. Class A shares of the applicable Lipper-selected group of comparable funds (which include Rule 12b-1/distribution fees) are referred to below as the “retail expense group,” while Institutional Class shares are referred to as the “institutional expense group.” The Fund-specific fee and expense results discussed below were prepared and provided by Lipper and other sources that were not independently verified by the Trustees. The Funds’ fee and expense rankings are discussed below relative to the median of the applicable Lipper-selected group of comparable funds. A Fund whose fees and expenses were below median had fees and expenses that were less than the median fees and expenses of its peer group, while a Fund whose fees and expenses were above median had fees and expenses that were higher than the median fees and expenses of its peer group. For those Funds whose total expense ratios were higher than the median, the specific quintile rankings are also noted below. For example, a Fund with the highest total expense ratios relative to its peer group would rank in the fifth quintile, while a Fund with the lowest total expense ratios relative to its peer group would rank in the first quintile.

AllianzGI U.S. Funds. For the AllianzGI Emerging Markets Opportunities Fund, advisory fees were below median for both the retail and institutional expense groups and total expense ratios were above median (in the third quintile) for the retail expense group and below median for the institutional expense group.

For the AllianzGI Focused Growth Fund, advisory fees and total expense ratios were below median for both the retail and institutional expense groups.

For the AllianzGI Global Natural Resources Fund, advisory fees were below median for the retail expense group and at median for the institutional expense group and total expense ratios were below median for both the retail and institutional expense groups.

For the AllianzGI Global Small-Cap Fund, advisory fees were below median for both the retail and institutional expense groups and total expense ratios were above median for both the retail institutional expense groups (in the fourth quintile for the retail expense group and the third quintile for the institutional expense group).

For the AllianzGI Health Sciences Fund (which did not offer Institutional Class shares during the relevant time period), advisory fees were below median and total expense ratios were above median (in the fourth quintile) for the retail expense group.

For the AllianzGI Income & Growth Fund, advisory fees were below median for both the retail and institutional expense groups and total expense ratios were above median for the retail expense group (in the fourth quintile) and at median for the institutional expense group.

For AllianzGI International Managed Volatility Fund, advisory fees and total expense ratios were below median for both the retail and institutional expense groups.

For the AllianzGI Mid-Cap Fund, advisory fees and total expense ratios were below median for both the retail and institutional expense groups.

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For the AllianzGI Opportunity Fund, advisory fees and total expense ratios were below median for both the retail and institutional expense groups.

For the AllianzGI Small-Cap Blend Fund, advisory fees and total expense ratios were below median for both the retail and institutional expense groups.

For the AllianzGI Technology Fund, advisory fees and total expense ratios were above median (in the fifth quintile) for both the retail and institutional expense groups.

For the AllianzGI U.S. Managed Volatility Fund, advisory fees and total expense ratios were below median for both the retail and institutional expense groups.

NFJ Funds. For the AllianzGI NFJ All-Cap Value Fund, advisory fees were at median for the retail expense group and below median for the institutional expense group and total expense ratios were at median for the retail expense group and above median (in the third quintile) for the institutional expense group.

For the AllianzGI NFJ Dividend Value Fund, advisory fees were below median for both the retail and institutional expense groups and total expense ratios were at median for the retail expense group and above median (in the fourth quintile) for the institutional expense group.

For the AllianzGI NFJ International Value Fund, advisory fees and total expense ratios were below median for both the retail and institutional expense groups.

For the AllianzGI NFJ Large-Cap Value Fund, advisory fees and total expense ratios were below median for both the retail and institutional expense groups.

For the AllianzGI NFJ Mid-Cap Value Fund, advisory fees were below median for both the retail and institutional expense groups and total expense ratios were above median for both the retail and institutional expense groups (in the fourth quintile for the retail expense group and the third quintile for the institutional expense group).

For the AllianzGI NFJ Small-Cap Value Fund, advisory fees and total expense ratios were below median for both the retail and institutional expense groups.

The Trustees evaluated each Fund’s advisory fees based on a variety of factors, including comparative fee and expense information, the Adviser’s estimated profitability from its relationship with each Fund (described below), possible economies of scale (described below) and Fund performance. In light of these factors, the Trustees recommended, and the Adviser agreed to observe, that voluntary fee waivers of a portion of the advisory fees of certain Funds be continued for a one-year period through October 31, 2015 as follows: for the AllianzGI NFJ Dividend Value Fund, a reduction of 2.5 basis points on net assets in excess of $7.5 billion and an additional reduction of 2.5 basis points on net assets in excess of $10 billion; and for the AllianzGI NFJ Small-Cap Value Fund, a reduction of 2.5 basis points on net assets in excess of $3 billion, an additional reduction of 2.5 basis points on net assets in excess of $4 billion, and an additional reduction of 2.5 basis points on net assets in excess of $5 billion. It also was agreed that the Adviser would observe the following additional voluntary fee waivers of a portion of the advisory fees for certain Funds for a one-year period through October 31, 2015 as follows: for each of the AllianzGI Income & Growth and AllianzGI Technology Funds, a reduction of 1 basis point on net assets in excess of $2 billion, an additional reduction of 1.5 basis points on net assets in excess of $3 billion and an additional reduction of 2.5 basis points on net assets in excess of $5 billion; and for the AllianzGI NFJ International Value Fund, a reduction of 1 basis point on net assets in excess of $4 billion, an additional reduction of 1.5 basis points on net assets in excess of $5 billion and an additional reduction of 2.5 basis points on net assets in excess of $7.5 billion. It was also agreed that a fee waiver of 5 basis points of the advisory fee of the AllianzGI Opportunity Fund would be continued for a one-year period through October 31, 2015. The Trustees also noted the Adviser’s willingness to review with the Trustees the adequacy of existing breakpoints and the possibility for additional breakpoints in the event of unexpected asset growth in individual Funds.

Based on this and other information, the Trustees concluded, within the context of their overall conclusions regarding the Agreements, and other considerations discussed above, that the fees and expenses to be charged under the Agreements represent reasonable compensation to the Adviser and the Sub-Advisers in light of the services provided and should be continued for the Funds.

Costs of Services Provided and Profitability

The Trustees reviewed information regarding the cost of services provided by the Adviser (which took into account the sub-advisory fees paid to the Sub-Advisers and the costs incurred by the Sub-Advisers in providing services to the Funds) and the estimated profitability of the Adviser’s relationship with the Funds, including profitability reports prepared by management detailing the costs of services provided to the Funds by the Adviser, and the estimated profitability to the Adviser of its advisory and administrative relationships with the Funds, each for the Adviser’s fiscal year ended December 31, 2013. The Trustees also received and reviewed a description of the methodology used by the Adviser in estimating profitability. They took into account, among other things, the Adviser’s willingness to continue to consider refinements and enhancements to its allocation methodologies used to estimate profitability.

The Trustees recognized that it is difficult to make comparisons of profitability from mutual fund advisory and administration contracts because comparative information is not generally available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions about allocations and the adviser’s capital structure and cost of capital. The Trustees considered the overall profitability to the

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Adviser on a Fund-by-Fund basis, as well as profitability separately as to advisory and administrative functions on a Fund-by-Fund basis. The Trustees reviewed information regarding profitability of other investment advisers with publicly-traded parent companies. The Trustees concluded that pre-tax profitability for advisory services was not unreasonable, although it varied between Funds, and that pre-tax profitability for advisory and administrative services combined, including when calculated on a net revenue basis regarding the administrative fee, is sizeable for certain Funds, but generally not unreasonable under the circumstances.

Possible Fall-Out Benefits

The Trustees considered information regarding the direct and indirect benefits to the Adviser and the Sub-Advisers from their relationships with the Funds, including non-advisory fee compensation to be paid to the Adviser, the Sub-Advisers and their affiliates (such as administrative fees paid to the Adviser and Rule 12b-1 fees and sales charges to the Funds’ distributor, an affiliate of the Adviser), as well as reputational and other “fall-out” benefits. During the course of the year the Trustees received presentations from Sub-Advisers about their trading practices and brokerage arrangements, including their policies with respect to research provided to Sub-Advisers in connection with trade execution for the Funds (soft dollar arrangements). The Trustees also considered the benefits associated with the Funds’ ability to use a broker-dealer affiliated with the Adviser, which may be done in accordance with applicable law and procedures approved by the Board. The Trustees considered the receipt of these benefits in light of the Adviser’s and its affiliates’ profitability and other considerations described above, and they concluded that the fall-out benefits are acceptable at the present time.

Possible Economies of Scale

The Trustees considered the extent to which the Adviser and the Sub-Advisers may realize economies of scale or other efficiencies in managing and supporting the Funds. They noted that as assets increase, certain fixed costs may be spread across a larger asset base, and that any economies of scale or other efficiencies might be realized (if at all) across a variety of products and services, including the Funds, and not only in respect of a single Fund. The Trustees noted that the methodology used by the Adviser to determine profitability has a bearing on their analysis of economies of scale. They also considered that the administrative, or “unitary,” fee generally results in increased profitability benefits as the asset base of the Funds increases and such benefits generally inure to the Adviser, and that the Adviser’s profitability likewise generally declines under the “unitary” fee structure when Fund assets decline. The Trustees considered that the unitary fee also insulates shareholders from increased expense ratios arising from declines in net assets. The Trustees considered it appropriate to consider breakpoints in the Funds’ administrative fee as a means of sharing any economies of scale or efficiencies concerning administration services with fund shareholders and in this context noted the 2010 changes to the Trust’s administrative fee schedule and breakpoints noted above. The Trustees also noted that the Adviser had reported that as of June 30, 2014, five Funds were of sufficient size for previously negotiated administrative fee breakpoints to take effect. The Trustees also noted the advisory fee breakpoints that had been agreed to for AllianzGI NFJ Dividend Value Fund, AllianzGI NFJ International Value Fund, AllianzGI NFJ Small-Cap Value Fund, AllianzGI Income & Growth Fund and AllianzGI Technology Fund and considered the savings realized (or possibly to be realized) by shareholders under these arrangements. The Trustees concluded, in light of all the foregoing and other considerations described above, and under the circumstances, that there is an acceptable sharing of any economies of scale or efficiencies between Fund shareholders and the Adviser at the present time.

Conclusion

Based on their evaluation of factors that they deemed to be material, including those factors described above, the Board of Trustees, including the Independent Trustees, unanimously concluded that the continuation of the Agreements was in the interests of the Funds and their shareholders, and should be approved.

Semiannual Report	| December 31, 2014	213

Allianz Funds

Trustees

Davey S. Scoon

Chairman of the Board of Trustees

Deborah DeCotis

F. Ford Drummond

Bradford K. Gallagher

James A. Jacobson

Hans W. Kertess

Susan M. King

James S. MacLeod

William B. Ogden, IV

Alan Rappaport

Julian Sluyters

Officers

Julian Sluyters

President and Chief Executive Officer

Lawrence G. Altadonna

Treasurer, Principal Financial & Accounting Officer

Thomas J. Fuccillo

Vice President, Secretary & Chief Legal Officer

Scott Whisten

Assistant Treasurer

Richard J. Cochran

Assistant Treasurer

Orhan Dzemaili

Assistant Treasurer

Thomas L. Harter

Chief Compliance Officer

Lagan Srivastava

Assistant Secretary

Richard H. Kirk

Assistant Secretary

Paul Koo

Assistant Secretary

Investment Adviser

Allianz Global Investors Fund Management LLC

1633 Broadway

New York, NY 10019

Sub-Advisers

Allianz Global Investors U.S. LLC

1633 Broadway

New York, NY 10019

NFJ Investment Group LLC

2100 Ross Avenue, Suite 700

Dallas, TX 75201

Distributor

Allianz Global Investors Distributors LLC

1633 Broadway

New York, NY 10019

Custodian & Accounting Agent

State Street Bank & Trust Co.

801 Pennsylvania Avenue

Kansas City, MO 64105

Shareholder Servicing and Transfer Agent

Boston Financial Data Services, Inc.

(Class A, Class B, Class C, Class D and Class R shares)

P.O. Box 8050

Boston, MA 02266-8050

(Class P, Institutional Class, Administrative Class and Class R6 shares)

330 West 9th Street, 5th Floor

Kansas City, MO 64105

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1100 Walnut, Suite 1300

Kansas City, MO 64106

Legal Counsel

Ropes & Gray LLP

Prudential Tower

800 Boylston Street

Boston, MA 02199

This report, including the financial information herein, is transmitted to the shareholders of the Trust for their information. It is not a prospectus, circular or representation intended for use in the purchase of shares of each Fund or any securities mentioned in this report.

The Financial information included herein is taken from the records of the Funds without examination by an independent registered public accounting firm, who did not express an opinion herein.

For Account Information

Contact your financial adviser, or if you receive account statements directly from Allianz Global Investors, you can also call (800) 988-8380 for Class A, B, C and R shares or (800) 498-5413 for Class P, D, R6, Institutional Class and Administrative Class shares. Telephone representatives are available Monday-Friday 8:30 am to 8:00 pm Eastern Time. Or visit our website, us.allianzgi.com.

About Allianz Global Investors

Understand. Act. This two-word philosophy is at the core of what we do. To stand out as the investment partner our clients trust, we listen closely to understand their needs, then act decisively to deliver solutions. We are a diversified active investment manager with a strong parent company, a culture of risk management and $488 billion in assets under management.* With 23 offices in 17 countries and over 500 investment professionals, we provide global investment and research capabilities with consultative local delivery.

For more information about any of our investment solutions or client services, call your financial advisor or visit us.allianzgi.com.

* As of November 30, 2014

Investors should consider the investment objectives, risks, charges and expenses of the above mentioned Funds carefully before investing. This and other information is contained in the Funds’ prospectus, which may be obtained by contacting your financial advisor, by visiting us.allianzgi.com or by calling 1-800-988-8380 (retail classes: A, B, C & R) or 1-800-498-5413 (Class D, Class P, Class R6, Institutional and Administrative classes). Please read the prospectus carefully before you invest or send money.

Allianz Global Investors Fund Management LLC serves as the investment manager for the Allianz Funds and the Allianz Multi-Strategy Funds. Allianz Funds and the Allianz Multi-Strategy Funds are distributed by Allianz Global Investors Distributors LLC. © 2014. For information about any product, contact your financial advisor.

us.allianzgi.com

Receive this report electronically and eliminate paper mailings.

To enroll, go to us.allianzgi.com/edelivery.

AZ1005SA_123114

AGI-2015-01-08-11290

ITEM 2. CODE OF ETHICS

(a) Not required in this filing.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT

Not required in this filing.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES

Not required in this filing.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANT

Disclosure not required for open-end management investment companies.

ITEM 6. SCHEDULE OF INVESTMENTS

(a)	The registrant’s Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this form.

(b)	Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Disclosure not required for open-end management investment companies.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Disclosure not required for open-end management investment companies.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED COMPANIES.

Disclosure not required for open-end management investment companies.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There have been no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board of Trustees since the Fund’s last provided disclosure in response to this item.

ITEM 11. CONTROLS AND PROCEDURES

(a)	The registrant’s President & Chief Executive Officer and Treasurer, Principal Financial & Accounting Officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c))), are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b)	There were no significant changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d))) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12. EXHIBITS

(a)	(1) Not required in this filing.

(a)	(2) Exhibit 99.302 Cert. — Certification pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

(a)	(3) Not applicable

(b)	Exhibit 99.906 Cert. — Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Allianz Funds

By:	/s/ Julian Sluyters
Julian Sluyters,
President & Chief Executive Officer

Date: March 2, 2015

By:	/s/ Lawrence G. Altadonna
Lawrence G. Altadonna
Treasurer, Principal Financial & Accounting Officer

Date: March 2, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Julian Sluyters
Julian Sluyters,
President & Chief Executive Officer

Date: March 2, 2015

By:	/s/ Lawrence G. Altadonna
Lawrence G. Altadonna
Treasurer, Principal Financial & Accounting Officer

Date: March 2, 2015